Rule 497(c)
                                                       Registration No. 33-12738

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
         90 Washington Street * New York, N.Y. 10006 * 1 (800) 225-6864

                          Prospectus dated May 1, 1998

    The objective of the Fundamental U.S. Government Strategic Income Fund (the "Fund"), a No-Load series of Fundamental Fixed-Income Fund (the "Trust"), is to provide you high current income with minimum risk of principal and relative stability of net asset value. Unlike bank deposits and certificates of deposit, the Fund does not offer a fixed rate of return or provide the same stability of principal. Although the Fund's investment manager attempts to maximize stability of net asset value, investment return and principal value will fluctuate with interest rate changes. The Fund is not a money market fund and the value of your shares when you redeem them may be more or less than your original cost. There can be no assurance that the Fund's investment objective will be attained.

    The Fund seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities  issued  or  guaranteed  by the  U.S.  Government,  its  agencies  or instrumentalities (hereinafter collectively referred to as "Government Securities"). Direct obligations are issued by the United States Treasury and include bills, certificates of indebtedness, notes and bonds (hereinafter "Direct Obligations"). Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Shares of the Fund are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or by any other person or entity. References to Government guarantees apply to the timely payment of principal and interest on certain Government Securities in which the Fund may invest. The Fund may also invest in repurchase agreements secured by Government Securities and may engage in certain options and futures transactions only as a defensive measure (i.e., as a hedge and not for speculation) to improve the Fund's liquidity and stabilize the value of its portfolio. Under normal market conditions, the Fund will invest at least 65% of its total assets in Government Securities. The Fund may borrow money to purchase additional portfolio securities. Borrowing for investment increases both investment opportunity and investment risk (see "Certain Investment Techniques and Policies-Borrowing" for more information).

    The Fund seeks greater share price stability than longer-term investments by limiting the average weighted duration of its investment portfolio to three years or less. It is the policy of the Fund to limit the duration by the use of hedging techniques. Fundamental Portfolio Advisors, Inc. is the Fund's investment manager (the "Manager").

    The Fund is designed for investors who seek higher yield than a money market fund and less fluctuation in net asset value than ordinary long-term bond funds. The Fund is a diversified series of Fundamental Fixed-Income Fund, a registered, open-end management investment company. Shares of the Fund are offered continuously at net asset value, without any sales charge, but the Fund does have a Rule 12b-1 Plan.

    This Prospectus sets forth concisely the information you should know before investing in the Fund.

    Please read this Prospectus carefully and retain it for future reference. The Fund's Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available at no charge upon request to the Fund at (800) 225-6864.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                            Page
Highlights ..................................................................  2

Fee Table ...................................................................  3

Financial Highlights ........................................................  4

Investment Objective and Policies ...........................................  5

Certain Investment Techniques and Policies ..................................  8

The Manager and the Management Agreement .................................... 14

Purchase of Shares .......................................................... 16

Redemption of Shares ........................................................ 19

Brokerage Allocation ........................................................ 21

Distribution Agreement and Marketing Plan ................................... 22

Performance Information ..................................................... 23

Tax Matters ................................................................. 24

Other Information ........................................................... 25

Shareholder Inquiries ....................................................... 26

--------------------------------------------------------------------------------


                                   HIGHLIGHTS

    The Fund's Objective. The Fund seeks to provide high current income with minimum risk of principal and relative stability of net asset value.

    The Fund Attempts to Achieve High Current Income With Relative Stability of Net Asset Value. By investing in a portfolio of Government Securities with high current yields and limiting the weighted average duration of the portfolio to three years or less, the Fund seeks to offer a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. However, the Fund is not a money market fund and its net asset value will fluctuate.

    As with any bond investment, the Fund's yield and share price may be positively or negatively affected by changes in interest rates. The potential for such fluctuation is reduced, however, to the extent that hedging strategies used to manage the effect of interest rates on the Fund's investments are successful. For this reason, the Manager expects that under normal market conditions, the value of the Fund's portfolio will not fluctuate as significantly as a result of interest rate changes as an unhedged portfolio of long duration fixed-rate obligations would. However, a sudden and extreme increase in prevailing interest rates would likely cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates would likely result in an increase in the Fund's net asset value. As with any mutual fund there is no assurance that the Fund will achieve its goal.

    Government Securities. The Fund will seek investment opportunities in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. It is anticipated that the portion of the distributions by the Fund which is derived from interest income received by the Fund on Direct Obligations will be exempt from state and local personal income taxes in many states (see "Tax Matters").

    How to Buy and Sell Shares in the Fund. This is a No-Load Fund. Shares of the Fund are offered for sale on a continuous basis at the next determined net asset value per share (see "Purchase of Shares-How to Purchase Shares and Determination of Net Asset Value"). For your initial investment, there is a $2,500 minimum. The minimum initial investment for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum subsequent investment is $100. (The foregoing minimum investments and charges may be modified or waived at any time at our discretion). There is no fee for purchasing shares directly from the Fund. However, you may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks or other financial institutions.

    Shares are redeemable at your option without charge at the next determined net asset value per share (see "Redemption of Shares"). The Fund reserves the right, however, to liquidate an account with a value of less than $100 on 60 days' notice.

    Shareholder Services and Privileges. For shareholder convenience, the Fund provides certain services and privileges which may be suited to your particular needs, including Exchange, Check Redemption, Telephone Redemption and Expedited Redemption Privileges, an Automatic Investment Plan and various Tax-Sheltered Retirement Plans (see "Purchase of Shares" and "Redemption of Shares").

    Monthly Dividends. The Fund declares dividends daily and pays them on a monthly basis, eliminating the need for you to hold your shares until quarter-end to receive dividend income. Dividends are automatically reinvested at net asset value in additional Fund shares without any charge. You may elect, however, to receive them in cash (see "Tax Matters").

    Management. The Fund is a member of the Fundamental Family of Funds, a group
of  five  investment  companies.   Fundamental  Portfolio  Advisors,  Inc.  (the
"Manager") is the Fund's investment manager.

    The Manager supervises and manages the Fund's investment portfolio and directs the purchase and sales of its investment securities. The Manager utilizes an investment committee to manage the assets of the Fund. See "The Manager and the Management Agreement".

    Exchange Privilege. The Manager also acts as investment manager to several other mutual fund portfolios in the Fundamental Family of Funds, including New York Muni Fund Series of Fundamental Funds, Inc., The California Muni Fund, and the High-Yield Municipal Bond and Tax-Free Money Market Series of Fundamental Fixed-Income Fund. Shares of such funds are exchangeable for shares of the Fund at the respective net asset value per share without any charge and may be exchanged by telephone (see "Redemption of Shares-Exchange Privilege").

    Risk Factors. The Fund invests in a portfolio of U.S. Government securities, and is not limited as to the maturities of the securities in which it may invest. While U.S. Government debt obligations are generally considered to be of the highest credit quality, to the extent that there is credit risk in U.S. Government securities it would also affect the Fund's portfolio. Moreover, there are additional risk considerations which may be associated with certain investment policies of, and strategies employed by, the Fund including those relating to borrowing as well as those relating to U.S. Government guaranteed mortgage-related securities, futures and options transactions. Such risks may not be incurred by other mutual funds which have similar investment objectives, but which do not follow these policies or employ these strategies. See "Investment Objective and Policies" and "Certain Investment Techniques and Policies" in the Prospectus and "Investment Objective and Policies" in the Fund's Statement of Additional Information.


                                    FEE TABLE
                        Shareholder Transaction Expenses

Sales Commission on Purchase of Shares ...................................  NONE
Sales Commission on Reinvestment of Dividends ............................  NONE
Redemption Fees* .........................................................  NONE
Exchange Fees ............................................................  NONE

     Annual Fund Operating Expenses (As a percentage of average net assets)

Management Fees ..........................................................   -
12b-1 Fees1 ..............................................................   -
Other Expenses, net of reimbursement .....................................
  Interest ............................................................... 2.75%
  Other .................................................................. 5.75%
                                                                           -----
Total Fund Operating Expenses (after waiver and/or  reimbursement) ....... 8.50%
Expenses Waived and/or reimbursed ........................................ 1.37%
                                                                           -----
Total Fund Operating Expenses ............................................ 9.87%
                                                                           =====

1As a result of distribution fees of .25% per annum of the Fund's average daily net assets, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

*The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.


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


Example:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of the time period:

                 1 year     3 years     5 years     10 years
                 ------     -------     -------     --------
                   $96        $275        $437        $777

    This example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. For a more complete description of the Fund's various costs and expenses, including management and distribution fees, see "The Manager and the Management Agreement", "Distribution Agreement and Marketing Plan" and the Financial
Statements included at the end of the Fund's Statement of Additional Information. The Manager may, from time to time, waive or reduce its fees on assets held by the Fund. Fee waivers or reductions will cause the Fund's expenses to go down and its yield to increase.

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

    The following per share income and capital changes has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon appears in the Statement of Additional Information.


                                                              Year Ended December 31,                           March 2,
                                        --------------------------------------------------------------------    1992* to
                                        December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
Per share operating performance             1997          1996          1995          1994          1993          1992
(for a share outstanding throughout         ----          ----          ----          ----          ----          ----
  the period)


Net asset value, beginning of period ....  $ 1.43        $ 1.49        $ 1.37        $ 2.01        $ 2.02        $ 2.01
                                           ------        ------        ------        ------        ------        ------

Income from investment operations

Net investment income ...................    0.10          0.13          0.08          0.14          0.16          0.15
Net realized and unrealized gain/(loss)
 on investments .........................   (0.02)        (0.06)         0.12         (0.64)            -          0.01
                                           ------        ------        ------        ------        ------        ------
  Total from investment operations ......    0.08          0.07          0.20         (0.50)         0.16          0.16
                                           ------        ------        ------        ------        ------        ------

Less distributions

Dividends from net investment
 income .................................   (0.10)        (0.13)        (0.08)        (0.14)        (0.16)        (0.15)
Dividends from net realized gains .......       -             -             -             -         (0.01)            -
                                           ------        ------        ------        ------        ------        ------
Net asset value, end of period ..........  $ 1.41        $ 1.43        $ 1.49        $ 1.37        $ 2.01        $ 2.02
                                           ======        ======        ======        ======        ======        ======
Total return (annualized) ...............   5.51%         5.02%        15.43%       (25.57%)        8.14%        10.76%

Ratios/supplemental data:

Net assets, end of period
 (000 omitted) .......................... $10,030       $13,224       $15,194       $19,020       $63,182       $40,500

Ratios to average net assets (annualized):

 Interest expense .......................   2.75%         2.61%         3.00%         2.01%         1.54%         1.64%
 Operating expenses .....................   5.75%         3.41%         3.05%         2.16%         1.39%         0.96%
                                           ------        ------        ------        ------        ------        ------
  Total expenses (a).....................   8.50%         6.02%+        6.05%+        4.17%         2.93%+        2.60%
                                           ======        ======        ======        ======        ======        ======
 Net investment income ..................   6.83%         9.01%         5.91%         8.94%         7.85%         8.50%
Portfolio turnover rate .................  12.55%        12.65%       114.36%        60.66%        90.59%       115.39%





                                                              Year Ended December 31,                           March 2,
                                        --------------------------------------------------------------------    1992* to
                                        December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
Borrowings                                  1997          1996          1995          1994          1993          1992
                                            ----          ----          ----          ----          ----          ----

Amount outstanding at end of period
 (000 omitted) ..........................  $4,969        $6,610       $ 7,481       $ 9,674       $31,072       $19,666
Average amount of debt outstanding
 during the period (000 omitted) ........  $5,967        $6,577       $ 7,790       $16,592       $28,756       $13,779
Average number of shares outstanding
 during the period (000 omitted) ........   8,433         9,764        11,571        21,436        28,922        12,683
Average amount of debt per share
 during the period ......................  $  .71        $  .67       $   .67       $   .77       $   .99       $  1.09

*Commencement of public offering of shares.

+These ratios are after expense reimbursement of 1.37%, 2.02%, 1.0% and .13% for the years ended December 31, 1997, 1996, 1995 and 1993, respectively, and 1.05% for the period March 2, 1992 to December 31, 1992.

(a) These ratios for each of the periods presented prior to December 31, 1997 have been reclassified to conform with the 1997 presentation.

                        INVESTMENT OBJECTIVE AND POLICIES
    The Fund's objective is to provide high current income with minimum risk of principal and relative stability of net asset value. The Fund's investment objective is deemed fundamental and may not be changed without shareholder approval. There can, of course be no assurance that the Fund will achieve its investment objective. In seeking its objective, the Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively "Government Securities"). Government Securities in which the Fund may invest include:

    Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, certificates of indebtedness, notes and bonds ("Direct Obligations"); and obligations of U.S. Government agencies or instrumentalities, such as Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Resolution Funding Corp. ("RFCO"), Financing Corp. ("FICO") and Federal Home Loan Mortgage Association ("FHLMC") (hereinafter collectively referred to as "Agencies").

    The obligations of Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. While the U.S. Government provides financial support to such agencies and instrumentalities, no assurance can be given that it will always do so, since it is not obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal. Some of these obligations, such as GNMA mortgage-backed securities and obligations of the Farmers Home Administration which represent part ownership in a pool of mortgage loans, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, FNMA, RFCO, FICO and FHLMC are backed by the credit of the agency or instrumentality issuing the obligations.

    The Fund intends to minimize the risk of principal and provide relative stability of net asset value by limiting the average weighted duration of its investment portfolio to three years or less. It is the policy of the Fund to limit the duration by the use of hedging techniques, so that the average weighted duration of the Fund's portfolio is three years or less. The Fund may engage in certain options and futures transactions only as a defensive measure (i.e., as a hedge and not for speculation) to improve the Fund's liquidity and stabilize the value of its portfolio. The Fund is not a money market fund and cannot guarantee that its share price will not fluctuate. Unlike bank deposits and certificates of deposit, the Fund does not offer a fixed rate of return or provide the same stability of principal. The value of your shares when you redeem them may be more or less than your original cost.

    The Fund may invest in repurchase agreements, cash or money market instruments or such other high quality debt instruments as is consistent with its investment objective. In addition, the Fund is authorized for the purpose of increasing its return or hedging its interest rate exposure, to engage in any one or more of the specialized investment techniques and strategies described below under the caption "Certain Investment Techniques and Policies".

    Securities issued by the U.S. Government differ with respect to maturity and modality of payment. The two types of payment modes are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payment. This is referred to as "stripping". The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon" bonds. Current Federal tax law requires the Fund daily to accrue as income a portion of the original issue discount at which each zero coupon bond was purchased. Amortization of this discount has the effect of increasing the Fund's income, although it receives no actual cash payments. The Fund distributes this income to its shareholders as income dividends and such income is reflected in the Fund's quoted yield. See below for additional discussion concerning the effects of the amortization of the discount.

    The U.S. Government facilitates the "stripping" of coupon bonds by providing for the periodic coupon payments and the principal payment to be kept separate in the Federal Reserve and Treasury bookkeeping systems, and allows stripped bonds to be reconstituted into coupon bonds by delivering all of the securities representing the coupons and principal payment to the system.

    Since the value of debt securities owned by the Fund will fluctuate depending upon market factors and generally inversely with prevailing interest rate levels, the net asset value of the Fund will fluctuate. The Fund is not limited as to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The potential for such fluctuation may be reduced, however, to the extent that the Fund engages in hedging techniques. The Fund's current operating policy is to seek to achieve a weighted portfolio duration of three years or less. Duration is expressed in years and is that point in time representing the half-life of the present value of all cash flows expected from a bond over its life (from coupon payments, sinking fund, if any, principal at maturity, etc.). Duration provides a yardstick to bond price volatility with respect to changes in rates. As maturity lengthens or as the coupon rate or yield-to-maturity is reduced, volatility increases. Duration captures all three factors and expresses them in a single number.

    It should be noted that there are several methods of calculating the duration of a security or portfolio of securities. These methods may yield different results. The Fund applies different hedging techniques resulting in different outcomes depending on what duration is calculated. Any one method of calculating a security's duration will in turn give different results as interest rates change and the market value of the security changes. The duration equivalent of derivatives such as bond futures contracts and options futures contracts used by the Fund (see "Certain Investment Techniques and Policies-Futures Contracts and Options on Futures Contracts") can vary significantly with changes in interest rates and market prices. Such variation can significantly affect the result of a portfolio duration calculation. For example: the Fund's management might use one set of assumptions and method of calculating duration that would indicate that the weighted average portfolio duration of the Fund was less than three years at a particular point in time, while other assumptions and/or methodology could indicate a substantially greater duration implying different steps to be taken by Fund management. (See "Basis Risk" and "Risks of Writing Options"). Certain U.S. Government securities such as Collateralzied Mortgage Obligations ("CMOs") have cash flows which can vary according to the rates of principal payments (including prepayments) on the related underlying mortgage assets. The coupon and therefore the cash flows of CMOs can also vary either directly or inversely according to moves of an applicable index such as LIBOR, or a multiple of the applicable index. Since the cash flows associated with CMOs can vary with principal payment speeds and changes in the applicable index, the calculation of duration of a CMO depends on the assumptions for future values of the index and/or speeds of principal payments. A particular assumption by Fund management concerning future interest rates and prepayment rates may cause it to calculate duration or employ a method to calculate duration that would result in a significantly different amount of futures and options being used for hedging purposes, than would be the case if other assumptions concerning future interest rates were employed. (See "U.S. Government Guaranteed Mortgage-Related Securities and the Risk Factors Relating to such Investments".)

    The Fund's current operating policy of attempting to achieve a weighted portfolio duration of three years or less through the investment policies and strategies described above and elsewhere involve risks which may not be incurred by other mutual funds which do not follow these policies or employ these strategies. Specifically, there may be other mutual funds which attempt to minimize fluctuations in net asset value by limiting the maturities of their portfolio securities, by not using leverage and not engaging in futures and options transactions. The policies and strategies employed by the Fund, including the various uncertainties associated with the various methods and assumptions required for the calculation of portfolio duration, may cause a decline in the Fund's net asset value greater than that of other mutual funds in response to an unanticipated change in prevailing interest rates.

    At any given time, there is a relationship between the yield of a U.S. Government obligation and its maturity. This is called the "yield curve." Since U.S. Government debt securities are assumed to have negligible credit risk, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have higher yields and the yield curve is said to be "inverted." Even when the yield curve is "normal" (i.e. has a positive slope), the relationship between yield and maturity for some U.S. Government strip securities is such that yields increase with maturity up to some point and then, after peaking, decline so that the longest maturities are not the highest yielding. This is called a "humped" curve. The highest yielding point on the yield curve for such securities is referred to as the "strippers hump."

    Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    The Fund is diversified and, accordingly, may not purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (i) more than 5% of the value of the Fund's total assets would be invested in such issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer; except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

    Certain securities that may be purchased by the Fund, such as those with interest rates that flucutate directly or indirectly (inverse floaters) based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates.

Special Risk Factors Relating to Inverse Floating Rate Instruments

    Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floaters' price will be more volatile than that of a fixed rate bond. Additionally, some inverse floaters contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.

                   CERTAIN INVESTMENT TECHNIQUES AND POLICIES

    Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on a financial index of Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Although most futures contracts call for actual delivery or acceptance of debt securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Options on futures contracts to be written or purchased by the Fund will be traded on an exchange or over-the-counter. Unlike a futures contract, which requires the parties to the contract to buy or sell a security on a set date, an option on a futures contract, for example, merely entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the premium paid for the option. Because an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value will change daily. That change will be reflected in the net asset value of the Fund. These investment techniques will be used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date. Options and futures can be volatile investments and involve certain risks. If the Fund's Manager applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

    In order to hedge against anticipated changes in interest rates, the Fund will engage in the use of futures contracts and related options solely for bona fide hedging purposes, as defined by the Commodity Futures Trading Commission, and not for speculation.

    Basis Risk. The use of futures contracts to shorten the weighted average duration of the Fund's portfolio, while reducing the exposure of the Fund's portfolio to interest rate risk does subject the Fund's portfolio to basis risk. Basis refers to the relationship between a futures contract and the underlying security. In the case of futures contracts on U.S. Treasury Bonds, the contract specifies delivery of a "bench-mark" 8% 20 year U.S. Treasury Bond. Any outstanding treasury with a maturity of more than 15 years is deliverable against the contract, with the principal amount per contract adjusted according to a formula which takes into account the coupon and maturity of the treasury bond being delivered. This means that at any given time there is one treasury issue that is "the cheapest to deliver" against the contract. The supply and demand of the available float of treasury securities determines which treasury security is cheapest to deliver at any given time. This, combined with the supply and demand for futures relative to the underlying cash securities markets, causes the relationship between the cash security markets and the futures markets to exhibit perturbations of variance from an exact one-to-one correlation. The Fund could experience losses if the value of the prices of the futures positions the Fund has entered into are poorly correlated with the Fund's other investments.

    For example, on a day that the price on a treasury bond deliverable against the futures contract declined by ten points, the futures contract might decline by nine or eleven points. In this example, a nine point decline in the price of a futures contract would not fully offset the price decline in the cash security price. This would cause a downward fluctuation in the value of the Fund's portfolio. Likewise, a basis fluctuation whereby the futures prices fell more or rose less than the cash securities prices due to basis change would cause an upward fluctuation in the value of the Fund's portfolio.

    Options on Portfolio Securities. The Fund, in seeking to generate high current income, may write covered call options on certain of its portfolio securities at such time and from time to time as Fund management shall determine to be appropriate and consistent with the investment objective of the Fund. A covered call option means that the Fund owns the security on which the option is written. Generally, the Fund expects that options written by it will be conducted on recognized securities exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market ("OTC Options"). The Fund's ability to close options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions will fail to meet their obligations to the Fund. In addition, the staff of the Securities and Exchange Commission has taken the position that OTC Options and the assets used as "cover" should be treated as illiquid securities. Accordingly, there is a current fixed limit of 10% of the Fund's assets upon which such options may be written.

    The Fund will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Fund believes that the writing of covered call options listed on an exchange or traded in the over-the-counter market, where the Fund owns the underlying security, tends to reduce such risks. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open. See the Fund's Statement of Additional Information for more information.

Risks of Writing Options

    The successful use of the foregoing investment techniques depends on the ability of Fund management to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures or option contracts or may realize losses and be in a worse position than if such strategies had not been used. The correlation between movements in the price of such instruments and movements in the prices of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its positions in futures contracts and options will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures and options contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e. dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Tax Matters".

U.S. Government Guaranteed Mortgage-Related Securities and the Risk Factors Relating to such Investments.

    Included  in the  U.S.  Government  securities  the Fund  may  purchase  are pass-through sccurities, collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities, all of which are described below. Mortgages backing these securities purchased by the Fund include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayment (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are Government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Fund's shares.

    (a) GNMA Pass-Through Securities. The Government National Mortgage Association ("GNMA") issues mortgage-backed securities ("GNMA Certificates") which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payment.

    The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

    The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

    (b) FHLMC Pass-Through Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

    (c) FNMA Pass-Through Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

    FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

    (d) Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. The Fund may invest in CMOs and multi-class pass-through securities (collectively CMOs unless the context indicates otherwise) issued by agencies or instrumentalities of the U.S. Government.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. The Fund may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse or reverse floating CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Investments in inverse or reverse floating CMOs would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase.

    Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. This leverage factor magnifies the extent to which the successful use of hedging techniques depends on Fund management's ability to both correctly forecast interest movements and the relationship between long and short-term interest rates. An accurate estimate of the amount of futures and options required to achieve a desired weighted average portfolio duration is also extremely sensitive to management's ability to forecast interest rate movements and relationships. Furthermore, the markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

    The Fund may also invest in two-tiered index floating rate bonds ("TTIBs"). The term two-tiered refers to the two coupon levels that a TTIB bond's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note (see below for a discussion of the risk considerations which may be associated with investing in inverse floating rate notes). This floating rate coupon is referred to as the "second tier". The TTIB is designed for investors who believe that the underlying index will stay at current levels or will increase up to the strike level over the life of the security. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates above the strike level since the floating rate coupon will decrease, possibly as low as zero, and, like other mortgage related securities, the value will decrease. Investments in TTIBs would be purchased by the Fund to increase the income earned by the Fund's investments in a stable interest rate environment and to attempt to protect against a reduction in the income earned due to a decline in interest rates. TTIBs are typically more volatile than fixed rate tranches of CMOs.

    The Fund's objective of providing high current income from U.S. Government securities while hedging with interest rate derivatives to limit portfolio duration requires a current operating policy in which the Fund maintains substantial short positions in interest rate futures and options on an ongoing basis. The prices of such interest rate futures and options are influenced by both current market conditions and expectations of future changes in interest rates. When the preponderance of future expectations of interest rate changes and the relationship between current and forward levels of the interest rate derivatives market is in one direction, the performance of a portfolio which is long only non-derivative fixed income securities and short interest rate derivatives could be adversely affected by the unbalance created.

    Management believes this imbalance may be mitigated by purchasing securities that tend to benefit significantly when future movements in interest rates are in the opposite direction of what price levels indicate is the preponderance of fututre expectation. CMO derivatives, such as TTIBs and inverse floating rate notes, are currently the only securities issued by the United States Government or its agencies and instrumentalities which have coupon setting mechanisms and other characteristics which can counter-balance the impact of the preponderance of the expectations as to the direction of interest rates. Thus, it can be anticipated that under certain market conditions, CMO derivative securities, such as those mentioned above, will comprise a substantial portion of the Fund's portfolio.

    (e) Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. The Fund may invest in SMBS issued by agencies or instrumentalities of the U.S. Government. There are generally two classes of SMBS, one of which (the "IO class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets") and the other of which (the "PO class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an investor may incur substantial losses. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

    Repurchase Agreements. The Fund may enter into repurchase agreements involving Government Securities. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more that one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying Government Securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of Government Securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions, or as a technique to enhance income. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account high-quality liquid debt securities having a dollar value equal to the repurchase price. The Fund will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments is greater than the interest expense incurred as a result of the reverse repurchase transactions.

    Lending of Portfolio Securities. In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities not affiliated with the Manager. The borrower at all times during the loan must maintain cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.

    Portfolio Turnover. The Fund has no fixed policy with respect to portfolio turnover. The Fund may engage in short-term trading to benefit from yield disparities among different issues of Government Securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons the Manager believes would be beneficial to the Fund. The Manager expects that, under normal circumstances, the Fund's annual portfolio turnover rate will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. While the Fund will pay commissions in connection with its options and futures transactions, the other securities in which the Fund invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

    Borrowing. The Fund may borrow from banks and enter into reverse repurchase agreements up to 33-1/3% of the value of its total assets (computed at the time the loan is made) to take advantage of investment opportunities and for temporary, extraordinary or emergency purposes. See "Reverse Repurchase Agreements" above. The Fund may pledge up to 33-1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." As long as the interest rate paid by the Fund for borrowing via the use of reverse repurchase agreements is less than the interest rate the Fund can earn on its securities investments, these transactions will represent an essential element of the Fund's objective of achieving relatively high current income. As discussed above, this speculative characteristic known as leverage increases the amount of fluctuation in the Fund's price given any particular change in the value of its securities holdings. Thus, all of the sources of risk inherent in the Fund's strategy of reducing interest rate risk by the use of hedging with futures contracts (see the sub-heading "Basis Risk") to bring the weighted duration of the Fund's portfolio to three years or less, will be magnified to the extent that the borrowing done by the Fund results in leverage.

Other Considerations

    It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Trust expects that the Fund will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs.

                    THE MANAGER AND THE MANAGEMENT AGREEMENT

    The Manager. Fundamental Portfolio Advisors, Inc. (the "Manager"), which was organized in 1986, manages the Fund's investments pursuant to a management agreement dated January 31, 1992 (the "Agreement"). The Manager is an investment adviser registered with the Securities and Exchange Commission, and specializes in managing and advising mutual funds.

    The Fund's Board of Trustees approved the continuance of the Fund's current Management Agreement for a period of sixty days following the date of its expiration in contemplation of the consummation of a transaction pursuant to which Tocqueville Asset Management L.P. ("Tocqueville") would assume management of the assets of the Fund. Otherwise, the Management Agreement would have expired on April 1, 1998. Tocqueville is the investment adviser to the Tocqueville Funds.

    It is anticipated that shareholders of the Fund will be asked to consider and approve an Agreement and Plan of Reorganization providing for the transfer of the Fund's assets to a separate, newly-created Tocqueville Fund having the same investment policies and objectives as those of the Fund at a special meeting of shareholders scheduled to be held in late Spring. Subsequent to the filing with the Securities and Exchange Commission of preliminary proxy solicitation materials seeking shareholder approval of the Agreement and Plan of Reorganization at the special meeting of shareholders, the Manager filed two preliminary proxy statements with the Securities and Exchange Commission, one opposing the transaction pursuant to which Tocqueville would assume management of the assets of the Fund; the second, proposing to replace the two independent Board Members of the Fundamental Funds and the election of six new nominees to the Fund's Board (in addition to Vincent J. Malanga, a current Board Member).

    The Management Agreement. Under the terms of the Management Agreement (the "Agreement"), the Manager serves as investment adviser and is responsible for the overall management of the business affairs and assets of the Fund, subject to the authority of the Trust's Board of Trustees. The Manager manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities subject to the right of the Fund's trustees to disapprove such purchase or sale. The Manager utilizes an investment committee to manage the assets of the Fund. The committee is currently composed of the following members: Vincent J. Malanga, a portfolio strategist affiliated with the Manager and Jane Tubis, a trading assistant affiliated with the Manager.

    Vincent J. Malanga is, and has been for more than the past five years, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fundamental Family of Funds. He is, and has been for more than the past five years, President, Treasurer, and a Director of the Manager, Executive Vice President, Secretary and a Director of Fundamental Service Corporation (the Distributor for certain of the Fundamental Family of Funds) and President of LaSalle Economics, Inc., an economic consulting firm, and a managing director of LaSalle Portfolio Management, Inc., a commodity trading adviser.

    Jane Tubis is, and has been for more than the past five years, a trading assistant with the Manager.

    The Manager pays all of the ordinary operating expenses of the Fund, including executive salaries and the rental of office space, with the exception of the following, which are to be paid by the Fund: (1) charges and expenses for determining from time-to-time the net asset value of the Fund and the keeping of its books and records, (2) the charges and expenses of any auditors, custodian, transfer agent, plan agent, dividend disbursing agent and registrar performing services for the Fund, (3) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions, (4) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable by the Fund to Federal, state or other governmental agencies, (5) fees and expenses involved in registering and maintaining registrations of the shares of the Fund with the Securities and Exchange Commission and under the securities laws or regulations of states and other jurisdictions, (6) all expenses of shareholders' and trustees' meetings, and of preparing, printing and distributing notices, proxy statements and all reports to shareholders and to governmental agencies, (7) charges and expenses of legal counsel to the Fund, (8) compensation of those trustees of the Fund as such who are not affiliated with or interested persons of the Manager or the Fund (other than as trustees), (9) fees and expenses incurred pursuant to the Marketing Plan and (10) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund and any indemnification by the Fund of its trustees, officers, employees or agents with respect thereto. To the extent any of the foregoing charges or expenses are incurred by the Trust for the benefit of each of its series, the Fund is responsible for payment of the portion of such charges or expenses which are properly allocable to the Fund.

    For the services it provides under the terms of the Agreement, the Manager receives a monthly fee of .75% per annum of the Fund's average daily net assets up to $500 million, .725% per annum on the next $500 million, and .70% per annum on assets over $1 billion. This fee is higher than that paid by most other mutual funds due to the complexity of managing the Fund. The Manager may, from time to time, voluntarily waive all or a portion of its fees payable under the Agreement.

    On September 30, 1997, the Securities and Exchange Commission (the "Commission") instituted administrative proceedings against the Manager, Fundamental Service Corporation, and Drs. Lance M. Brofman and Vincent J. Malanga (the "Parties"). The Commission's Order instituting the proceedings alleges, among other things, certain violations of the federal securities laws, including the antifraud provisions, for failing to disclose the risks associated with investments in inverse floating rate notes made on behalf of the Fund in 1993 and 1994, marketing the Fund in a way that was contrary to the administration of the Fund, exceeding the Fund's portfolio duration of three years or less as stated in its prospectus, and failing to disclose the Manager's soft dollar practices to the Fundamental Fund Boards. A hearing has been scheduled to determine whether the allegations against the Parties are true, and if so, whether remedial action is appropriate. Counsel to the Parties have indicated that the Parties intend to vigorously contest the charges. The Manager has indicated that the institution of the proceedings against the Parties has not adversely affected the ability of the Manager or Fundamental Service Corporation to continue to perform the day-to-day affairs of the Fundamental Funds.

    The Manager and Fundamental Service Corporation (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payments during the fiscal year ended December 31, 1997 from three of the Fundamental Funds for attorneys' fees incurred by them in defending certain proceedings. The payments were as follows: Fundamental U.S. Government Strategic Income Fund (approximately $232,500); New York Muni Fund (approximately $50,000); and the California Muni Fund (approximately $4,000). Upon learning of the payments, the independent Board Members of the Fundamental Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them.

    On April 30, 1998, the Indemnitees placed $106,863 into an escrow account pending clarification of certain legal issues. The Manager and Fundamental Service Corporation have asserted that they waived fees during the year ended December 31, 1997 and that the amount placed in escrow should be net of any reimbursements already made to the Funds in the form of fees forgone. Upon learning that $106,863 was placed into an escrow account on behalf of the Funds, the independent Board Members referred the Manager and Fundamental Service Corporation to their prior directive and asked that the entire amount of all payments received by such entities ($286,500) be placed into said escrow account. For further information, see Notes to the December 31, 1997 Financial Statements of Fundamental U.S. Government Strategic Income Fund, New York Muni Fund and the California Muni Fund, attached to the Statement of Additional Information.

                               PURCHASE OF SHARES

    How to Purchase Shares and Determination of Net Asset Value. This is a No-Load Fund. Shares of the Fund are offered for sale on a continuous basis at the next determined net asset value per share after your order is received and accepted. Orders received after the closing time of the New York Stock Exchange (currently 4:00 P.M. New York time) are purchased at the net asset value determined on the next business day. The Fund's net asset value per share is determined by dividing the value of the Fund's net assets by the total number of shares outstanding. The Fund determines the net asset value (NAV) of its shares on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business and there is sufficient trading in the Fund's portfolio securities to affect materially its NAV per share.

    The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

    For your initial investment, there is a $2,500 minimum required. The minimum initial investment for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum subsequent investment is $100. (The foregoing minimum investments may be modified or waived at any time at our discretion). You may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks or other financial institutions. We charge no redemption fee when you redeem your shares and there is no charge for reinvestment of dividends or exchanges made between funds.

    Conditions of Purchase. Shares of the Fund may be purchased either directly from the Fund or through securities dealers, banks or other financial institutions. The Fund has a minimum initial purchase requirement of $2,500 and a minimum subsequent purchase requirement of $100. Subsequent purchases are made in the same manner as initial purchases. After a purchase order becomes effective, confirmation of the purchase is sent to the investor, and the purchase is credited to the investor's account. The Fund reserves the right to reject any purchase order, including purchases by exchange. Shares of the Fund may be purchased only in states where the shares are qualified for sale.

    Investors can purchase shares without a sales charge if they purchase shares directly from the Fund. However, investors may be charged a fee if they purchase shares through securities dealers, banks, or other financial institutions. Investors opening a new account for the Fund must complete and submit an account application along with payment of the purchase price for their initial investment. Investors purchasing additional shares of the Fund should include their account number with payment of the purchase price for additional shares being purchased. Investors may reopen an account with a minimum investment of $100 and without filing a new account application during the year in which the account was closed or during the following calendar year if information on the original application is still applicable. The Fund may require the filing of a statement that all information on the original application remains applicable.

Methods of Payment

    Payment of the purchase price for shares of the Fund may be made in any of the following manners:

    Payment by wire: An expeditious method of purchasing shares is the transmittal of Federal Funds by bank wire to Firstar Trust Company. To purchase shares by wire transfer, instruct a commercial bank to wire money to:

              Firstar Bank Milwaukee, N.A.
              777 East Wisconsin Avenue
              Milwaukee, Wisconsin 53202
              ABA # 075000022
              Credit: Firstar Trust Company
              Account # 112952137
              Further credit: The Fundamental Family of Funds
              Name of shareholder and account number (if known)

    (Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.)

    The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Trust Company, 1-800-322-6864 to provide information for the account. A properly signed share purchase application marked "Follow Up" must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted. The wire transfer should be accompanied by the name, address, and social security number (in the case of new investors) or account number (in the case of persons already owning shares of the Fund).

    Payment by check: Shares may also be purchased by check. Checks should be made payable to Fundamental Family of Funds, and mailed to Firstar Trust Company, Agent, P.O. Box 701, Milwaukee, WI 53201-0701. If your check does not clear, Firstar Trust Company will cancel your purchase and charge you a $20 fee. Moreover, you could be liable for any losses incurred. The Fund reserves the right to limit the number of checks processed at any one time and will notify investors prior to exercising this right. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. Please do not mail letters by overnight courier to the post office box address. Purchase requests sent by overnight or express mail should be directed to: Fundamental Family of Funds, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

    Automatic Investment Program: The Fundamental Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Fundamental Automatic Investment Program. The Program permits an existing shareholder to purchase additional shares of any Fund (minimum $50 per transaction) at regular intervals. Under the Automatic Investment Program, shares are purchased by transferring funds from a shareholder's checking or bank money market account in an amount of $50 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign Section F of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-322-6864 or by mailing written notification to:
Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20 fee will be imposed by Firstar Trust Company if sufficient funds are not available in the shareholder's account at the time of the automatic transaction.

    While investors may use this option to purchase shares in their IRA or other retirement plan accounts, neither Fundamental Service Corporation nor the Transfer Agent will monitor the amount of contributions to ensure that they do not exceed the amount allowable for federal tax purposes. Firstar Trust Company will assume that all retirement plan contributions are being made for the tax year in which they are received.

                              REDEMPTION OF SHARES

    Each investor in the Fund has the right to cause the Fund to redeem his or her shares by making a request to Firstar Trust Company in accordance with either the regular redemption procedure, the telephone redemption privilege, the expedited redemption privilege, or the check redemption privilege, as described below. If Firstar Trust Company receives a redemption request before the close of trading on any day the New York Stock Exchange is open for trading, the redemption will become effective on that day and be made at the net asset value per share of the Fund, as determined at the close of trading on that day, and payment will be made on the following business day. If Firstar Trust Company receives a redemption request following the close of trading on the New York Stock Exchange, or on any day the New York Stock Exchange is not open for business, the redemption will become effective on the next day the New York Stock Exchange is open for trading and be made at the net asset value per share of the Fund, as determined at the close of trading on that day, and payment will be made on the following business day.

    Investors are entitled to receive all dividends on shares being redeemed that are declared on or before the effective date of the redemption of such shares. The net asset value per share of the Fund received by an investor on redeeming shares may be more or less than the purchase price per share paid by such investor, depending on the market value of the portfolio of the Fund at the time of redemption.

    Regular Redemption Procedure. Investors may redeem their shares by sending a written redemption request to Firstar Trust Company, which request must specify the number of shares to be redeemed and be signed by the investor of record. For redemptions exceeding $50,000 (and for all written redemptions, regardless of amount, made within 30 days following any change in account registration), the signature of the investor on the redemption request must be guaranteed by an eligible guarantor institution approved by Firstar Trust Company. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at (800) 322-6864. Firstar Trust Company may, at its option, request further documentation from corporations, executors, administrators, trustees, or guardians. If a redemption request is sent to the Fund, the Fund will forward it to Firstar Trust Company. Redemption requests will not become effective until all proper documents have been received by Firstar Trust Company. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. Please do not mail letters by overnight courier to the post office box address. Purchase requests sent by overnight or express mail should be directed to: Fundamental Family of Funds, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Requests for redemption that are subject to any special condition or specify an effective date other than as provided herein cannot be accepted and will be returned to the investor.

    Telephone Redemption Privilege. An investor may, either by completing the appropriate section of the purchase application or by making a later written request to Firstar Trust Company containing his or her signature guaranteed by an eligible guarantor (see above), obtain the telephone redemption privilege for any of his or her accounts. (Available only if established on the account application and if there has been no change of address by telephone within the preceding 30 days.) An investor may redeem up to $150,000 worth of shares per day from an account for which he or she has the telephone redemption privilege by making a telephone redemption request to Firstar Trust Company, at (800) 322-6864. Telephone calls will be recorded. A check for the proceeds of such a redemption will be issued in the name of the investor of record and mailed to the investor's address as it appears on the records of the Fund. Both the Fund and Firstar Trust Company reserve the right to refuse or limit a telephone redemption request, and may modify the telephone redemption privilege upon the giving of 60 days' prior notice.

    Neither the Fund nor the transfer agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions be mailed to shareholders at their address of record within three business days after the telephone call transaction. Since you will bear the risk of loss, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

    Expedited Redemption Privilege. An investor in any series of the Trust may, either by completing the appropriate section of the purchase application or by later making a written request to Firstar Trust Company, containing his or her signature guaranteed by an eligible guarantor (see above), obtain the expedited redemption privilege for any of his or her accounts. The expedited redemption privilege allows the investor to have the proceeds from any redemption of shares in an amount of $5,000 or more transferred by wiring Federal Funds to the commercial bank or savings and loan institution specified in his or her purchase application or written request for the expedited redemption privilege. The commercial bank or savings and loan institution specified must be a member of the Federal Reserve System. Firstar Trust Company charges a $12 service fee for each payment of redemption proceeds made by Federal wire. This fee will be deducted from your account. Expedited redemption requests may be made either by mail to the address specified under the regular redemption procedure or by telephone to the number specified under the telephone redemption privilege. The proceeds from such a redemption may be subject to a deduction of the usual and customary charge. An investor may change the account or commercial bank designated to receive the redemption proceeds by sending a written request to Firstar Trust Company, containing his or her signature guaranteed in the manner described above. Both the Fund and Firstar Trust Company reserve the right to refuse or limit an expedited redemption request and to modify the expedited redemption privilege at any time.

    Check Redemption Privilege. An investor may, either by completing the appropriate section of the purchase application or by later making a written request to the Fund, obtain redemption checks for any of his or her accounts. These checks may be used by the investor in any lawful manner and may be payable to the order of any person or company in an amount of $100 or more. When a check is presented to Firstar Trust Company for payment, Firstar Trust Company, as agent for the investor, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the check. Investors using the check redemption privilege will be subject to the same rules and regulations that are applicable to other checking accounts at Firstar Trust Company. There is no charge to the investor for using the check redemption privilege, except that Firstar Trust Company imposes a $20 charge, if an investor requests that it stop payment of a Redemption Check or if it cannot honor a Redemption Check due to insufficient funds or other valid reasons. The check redemption privilege may not be used to close an account. The check redemption privilege may be modified or terminated at any time by either the Fund or Firstar Trust Company.

    At times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay, or cause to be delayed, payment or redemption proceeds until such time as it has assured itself that good payment has been received for the purchase of such shares, which may take up to 15 days. In the case of payment by check, determination of whether the check has been paid by the paying institution can generally be made within 7 days, but may take longer. Investors may avoid the possibility of any such delay by purchasing shares by wire. In the event of delays in paying redemption proceeds, the Fund will take all available steps to expedite collection of the investment check.

    If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees.

    The Fund reserves the right to suspend the right of redemption or postpone the day of payment with respect to its shares (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) during any period when trading markets that the Fund normally uses are restricted or an emergency exists as determined by the Securities and Exchange Commission, so that disposing of the Fund's investments or determining its net asset value is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit to protect investors.

    If an investor's account has an aggregate net asset value of less than $100, the Fund may redeem the shares held in such account if the net asset value of such account has not been increased to at least $100 within 60 days of notice by the Fund to such investor of its intention to redeem the shares in such account. The Fund will not redeem the shares of an account with a net asset value of less than $100 if the account was reduced from the initial minimum investment to below $100 as a result of market activity.

    Transfers. An investor may transfer shares of the Fund by submitting to Firstar Trust Company a written request for transfer, signed by the registered holder of the shares and indicating the name, social security or taxpayer identification number of and distribution and redemption options elected by the new registered holder. Such request must be signature guaranteed. Firstar Trust Company may, at its option, request further documentation from transferors that are corporations, executors, administrators, trustees, or guardians.

    Tax Sheltered Retirement Plans. We offer a Prototype Pension and Profit Sharing Plan, including Keogh plans, IRAs, SEP-IRA Plans, IRA Rollover Accounts and 403(b) plans. Check redemption and telephone redemption privileges are not available to Retirement account holders. Plan support services are available by calling us at (800)322-6864.

    Exchange Privilege. For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fundamental Portfolio Advisors, Inc. acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions may be given in writing to Firstar Trust Company, Agent, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged and the fund into which the exchange is being made. The telephone exchange privilege will be made available to shareholders automatically. You may telephone exchange instructions by calling Firstar Trust Company at (800) 322-6864. Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund. See also "Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions.

    The Exchange Privilege is only available in those states where such exchanges can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund after giving 60 days prior notice. The Fund reserves the right to reject any specific order, including purchases by exchange.

    A Completed Purchase Application must be received by the Transfer Agent before the Exchange, Check Redemption, Telephone Redemption or Expedited Redemption Privileges may be used.

                              BROKERAGE ALLOCATION

    It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. The Fund's brokerage allocation policy may permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer (see the Statement of

Additional Information for a complete discussion of the Fund's brokerage allocation policy). It is not the Fund's practice to allocate principal business on the basis of sales of Fund shares which may be made through brokers or dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions or brokerage allocation. The Fund may, however, allocate principal business or brokerage to obtain for the benefit of the Fund services that the Fund would otherwise have to pay for directly.

    The Fund's trustees have authorized the Manager to effect portfolio transactions on an agency basis with affiliated broker-dealers, and has adopted certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which requires that the commissions paid to any affiliated broker-dealer must be "reasonable and fair compared to the commission, fee, or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."

                    DISTRIBUTION AGREEMENT AND MARKETING PLAN

    Distribution Agreement. Fundamental Service Corporation, ("FSC") 90 Washington Street, New York, New York, the Distributor, a Delaware corporation, which is an affiliated company of the Manager, acts as principal distributor of Fund shares. The Distributor has the exclusive right to distribute Fund shares directly or through other broker-dealers. The Distributor is reimbursed for distribution expenses pursuant to a Distribution and Marketing Plan (the "Marketing Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, which allows it to finance activities that are primarily intended to result in the sale of the Fund's shares, including but not limited to advertising, commissions, and salaries paid to registered representatives and marketing personnel of the Distributor, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers, banks and shareholder servicing agents who enter into agreements with the Manager or the Distributor for providing administrative and account maintenance services. Such services may include, without limitation, some or all of the following: answering Fund inquiries; assistance in changing dividend options, account registration and addresses; performance of sub-accounting; maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the Manager or the Distributor, if any; and such other information and services as the Fund reasonably may request, to the extent the Manager or Distributor is permitted by applicable statute, rule or regulation to provide such information or services.

    NASD Regulation, Inc. ("NASDR") entered into a Letter of Acceptance, Waiver and Consent with FSC that imposed a total of $125,000 in fines and other stipulated sanctions on FSC and two of its officers for distributing advertising materials for the Fund that NASDR deemed to be false and misleading. FSC neither admitted nor denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent.

    The Fund's Board of Trustees approved the continuance of the Fund's Distribution Agreement for a period of sixty days following the date of its expiration in contemplation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the assets of the Fund. Otherwise, the Distribution Agreement would have expired on April 1, 1998. See ("The Manager and The Management Agreement").

    Marketing Plan. Pursuant to the Marketing Plan, the Fund may incur distribution expenses not to exceed .25% per annum of its average daily net assets. The Marketing Plan will only permit payments for expenses actually incurred by the Distributor or the Manager. The Marketing Plan allows for the carry-over of expenses from year to year and, if the Marketing Plan is terminated or not continued in accordance with its terms, the Fund's obligation to make payments to the Distributor (or Manager) pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Marketing Plan terminates. The Fund records all accruals made under the Marketing Plan as expenses in the calculation of its net investment income. The Fund may not accrue the amount of distribution expenses incurred by the Distributor that may be paid pursuant to the Marketing Plan in future periods as a liability, because it is believed that the standards for the accrual of a liability under generally accepted accounting principles will not have been satisfied. Such distribution expenses are recorded as an expense in future periods as they are accrued. Certain overhead expenses of the Distributor are also provided for under the Marketing Plan. During the year ended December 31, 1997, FSC waived all its fees earned under the marketing plan in the amount of $29,560. See "Distribution Agreement and Marketing Plan" in the Fund's Statement of Additional Information.

    The Fund's Board of Trustees approved the continuance of the Fund's Marketing Plan for a period of sixty days following the date of its expiration in contemplation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the assets of the Fund. Otherwise, the Marketing Plan would have expired on April 1, 1998. See ("The Manager and The Management Agreement").

                             PERFORMANCE INFORMATION

    Advertisements and communications to investors regarding the Fund may cite certain performance and ranking information and make performance comparisons to other funds or to relevant indices, as described below. The Fund's performance may be calculated both in terms of total return and also on the basis of current yield over any period of time and may include a computation of the Fund's distribution rate.

    Comparative Results. From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Fund in the future. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, money market funds, (or accounts), certificates of deposit, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., and Value Line, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Businessweek and The Bond Buyer, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders. If a comparison of the Fund's performance to other similar funds or to relevant indices is made, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated. Performance information will vary from time to time and past results are not necessarily representative of future results. The Fund's performance is a function of portfolio management in selecting the type and quality of portfolio securities, and is affected by operating, distribution and marketing expenses.

    Yield Information. The term "yield" refers to the income generated by an investment over a one-month or 30 day period. The income is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semi-annual basis.

    Total Return. The Fund's performance information may also be calculated quarterly on a total return basis. All advertisements in which such information is included will show the average annual total return of an assumed initial investment of $1,000, reduced by the pro rata share of the account opening fee, at the end of one, five and ten year periods or, if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund.

These values will be calculated by multiplying the compounded average annual total return for each time period by the amount of the assumed initial investment, reduced by the pro rata share of the account opening fee. The total return basis combines principal and dividend income changes for the period shown. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received. The Fund may also publish annual and cumulative total return figures from time to time.

    Distribution Rate. The Fund may also quote its distribution rate and/or its effective distribution rate in sales literature or other shareholder communications. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the assumed reinvestment. The Fund's distribution rate may differ from its yield because the distribution rate may contain items of capital gain and other items of income.

                                   TAX MATTERS

    The Fund intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

    If the Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

    Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether shareholders elect to receive them in cash or reinvest them in additional shares. In general, shareholders take distributions into account in the year in which they are made. However, shareholders are required to treat certain distributions made during January as having been paid by the Fund and received by shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the year, and any foreign taxes passed-through to shareholders, will be sent to shareholders promptly after the end of each year.

    Investors should carefully consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend and such dividend economically constitutes a return of capital to such investors.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares.

Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

    Under the backup withholding rules of the Code, shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid backup withholding, shareholders must provide the Fund with a correct taxpayer identification number (which for an individual is usually his Social Security number) or certify that the shareholder is a corporation or otherwise exempt from or not subject to backup withholding.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, shareholders should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, shareholders should consult with their own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

    Ordinary income dividends paid by the Fund which are derived from interest income received by the Fund on Direct Obligations and certain Agency obligations are either fully or partially exempt from state and local personal income taxes in many states. The year-end tax information which the Fund will send to shareholders will contain the percentage of ordinary income dividends paid by the Fund which were derived from interest received by the Fund on Direct Obligations and certain Agency obligations and which therefore may be exempt from state and local personal income taxes. Shareholders are advised to consult their own tax advisers concerning the application of state and local income taxes to an investment in the Fund.

                                OTHER INFORMATION

Description of Shares

    The Fund is a diversified series of Fundamental Fixed-Income Fund, a Massachusetts business trust organized on March 19, 1987. Fundamental Fixed-Income Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interests (without par value), which may be divided into such separate series as the Trustees may establish. The Trustees have currently established three series of shares: the Fund, the High-Yield Municipal Bond Series and the Tax-Free Money Market Series. The Trustees may establish additional series of shares, and may divide or combine the shares of a series of the Fund into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in such series. Each share of a series of the Trust represents an equal proportionate interest in such series with each other share of such series. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election of trustees and selection of accountants. Upon liquidation of the Fund, each shareholder of the Fund would be entitled to share pro rata in the net assets available for distribution to shareholders of the Fund.

    Shareholders are entitled to one vote for each share held and may vote in the election of trustees and on other matters submitted to meetings of shareholders. Although trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth in the Fund's Statement of Additional Information.

Declaration of Trust-Certain Liabilities

    As a Massachusetts business trust, Fundamental Fixed-Income Fund's operations are governed by its Declaration of Trust, a copy of which is on file with the office of the Secretary of The Commonwealth of Massachusetts. See "Certain Liabilities" in the Fund's Statement of Additional Information.

Code of Ethics

    The Code of Ethics of Fundamental Portfolio Advisors, Inc. and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Fund and Fundamental Portfolio Advisors, Inc. is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

Transfer Agent and Dividend Paying Agent

    Firstar Trust Company is the transfer and dividend paying agent for shares of the Fund. Inquiries regarding the Fund should be addressed to Firstar Trust Company.

    Firstar Trust Company maintains an account for each shareholder in the Fund and all of the shareholder's transactions are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders following each transaction, and each shareholder is sent a quarterly account summary.

    Annual and semi-annual reports of the Fund together with the list of securities held by the Fund in its portfolio are mailed to each shareholder in the Fund.

    Shareholders   whose   shares  are  held  in  the  name  of  an   investment
broker-dealer or other party will not normally have an account with the Fund and may not be able to use some of the services available.

Custodian and Independent Accountants

    Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701, acts as Custodian of the Fund's cash and securities. Firstar Trust Company also acts as bookkeeping agent for the Fund, and in that capacity, monitors the Fund's accounting records and calculates its net asset value.

    McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, acts as independent public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.

Counsel

    Kramer Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, act as counsel to the Fund.

                              SHAREHOLDER INQUIRIES

    Shareholder inquiries concerning the status of an account should be directed to your securities dealer or to the Fund at (800) 322-6864.

(LEFT COLUMN)

FUNDAMENTAL
U.S. GOVERNMENT
STRATEGIC INCOME FUND
90 Washington Street
New York   NY 10006
1-800-225-6864


Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701
1-800-322-6864


Counsel to the Fund
Kramer, Levin, Naftalis & Frankel
New York, New York


Independent Auditors
McGladrey &Pullen, LLP
New York, New York








No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.




                                         USPR 042194


(RIGHT COLUMN)

FUNDAMENTAL U.S. GOVERNMENT
STRATEGIC INCOME FUND



                    Prospectus
                    May 1, 1998





                (logo) FUNDAMENTAL
                       U.S. GOVERNMENT
                       STRATEGIC INCOME FUND




                (logo) FUNDAMENTAL
                       Family of Funds

                                                                     Rule 497(c)
                                                       Registration No. 33-12738

                          FUNDAMENTAL FIXED-INCOME FUND

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

                              90 Washington Street
                            New York, New York 10006

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated: May 1, 1998

                  This Statement of Additional Information provides certain detailed information concerning the Fundamental U.S. Government Strategic Income Fund (the "U.S. Government Series"), a series of Fundamental Fixed-Income Fund (the "Fund"). The U.S. Government Series' objective is to provide you high current income with minimum risk of principal and relative stability of net asset value. Unlike bank deposits and certificates of deposit, the U.S.
Government Series does not offer a fixed rate of return or provide the same stability of principal. Although the U.S. Government Series' investment manager attempts to maximize stability of net asset value, investment return and principal value will fluctuate with interest rate changes. The U.S. Government Series is not a money market fund and the value of your shares when you redeem them may be more or less than your original cost. The U.S. Government Series seeks to achieve its objective by investing primarily in U.S. Government obligations. U.S. Government obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations are issued by the United States Treasury and include bills, certificates of indebtedness, notes and bonds (hereinafter "Direct Obligations"). Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government sponsored agencies and enterprises acting under authority of Congress. The U.S. Government Series may also invest in repurchase agreements, may engage in certain options and futures transactions only as a defensive measure (i.e., as a hedge and not for speculation) to improve its liquidity and stabilize the value of its portfolio and may borrow money to purchase additional portfolio securities. Under normal market conditions, the U.S. Government Series will invest at least 65% of its total assets in Government Securities. Of course, there can be no assurance that the U.S. Government Series' investment objective will be achieved.

                  This Statement of Additional Information is not a Prospectus and should be read in conjunction with the U.S. Government Series' current Prospectus, a copy of which may be obtained by writing to Fundamental Service Corporation at 90 Washington Street, New York, New York 10006, or by calling 1
(800) 322-6864.

                  This Statement of Additional Information relates to the U.S. Government Series' Prospectus dated May 1, 1998.

                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS



INVESTMENT OBJECTIVE AND POLICIES......................................... 3

INVESTMENT LIMITATIONS................................................... 10

MANAGEMENT OF THE FUND................................................... 12

MARKETING PLAN........................................................... 14

INVESTMENT MANAGER....................................................... 16

PORTFOLIO TRANSACTIONS................................................... 16

CUSTODIAN, INDEPENDENT ACCOUNTANTS and COUNSEL........................... 19

TAXES.................................................................... 19

DESCRIPTION OF SHARES.................................................... 25

CERTAIN LIABILITIES...................................................... 26

DETERMINATION OF NET ASSET VALUE......................................... 26

PERFORMANCE INFORMATION.................................................. 27

OTHER INFORMATION........................................................ 29

FINANCIAL STATEMENTS..................................................... 29


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INVESTMENT OBJECTIVE AND POLICIES

                  The Prospectus of the U.S. Government Series dated May 1, 1998 (the "Prospectus") identifies the investment objective and the principal investment policies of the U.S. Government Series. Other investment policies, investment limitations and a further description of certain of the policies described in the Prospectus are set forth below.

                  Portfolio Turnover. Pursuit by the U.S. Government Series of its investment objective may lead to frequent changes in the securities held in its portfolio, which is known as "portfolio turnover." Portfolio turnover may involve payments by the U.S. Government Series of brokerage commissions, dealer spreads and other transaction costs relating to the purchase and the sale of securities. Portfolio turnover rate for a given fiscal year is calculated by dividing the lesser of the amount of the purchases or the amount of the sales of portfolio securities during the year by the monthly average of the value of the portfolio securities during the year.


OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

CALL AND PUT OPTIONS

                  Call and put options on various U.S. Treasury notes and U.S. Treasury bonds are listed and traded on Exchanges, and are written in over-the-counter transactions. Call and put options on Agencies are currently written or purchased only in over-the-counter transactions.


WRITING CALL AND PUT OPTIONS

                  PURPOSE. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return can be expected to fluctuate because premiums earned from an option writing program and interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in the U.S. Government Series having a substantially higher portfolio turnover rate than that of most other investment companies. Higher portfolio involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the U.S. Government Series.

                  WRITING OPTIONS. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The U.S.
Government Series writes call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the U.S. Government Series owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. Thus the U.S. Government Series may write options on Government Securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which the U.S. Government Series owns or has the right to acquire. In such circumstances, the U.S. Government Series will collateralize the

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option by maintaining in a segregated  account with the U.S.  Government Series'
Custodian, cash or Government Securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

                  The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The U.S. Government Series would write put options only on a secured basis, which means that, at all times during the option period, the U.S. Government Series would maintain in a segregated account with its Custodian, cash, money market instruments or high grade liquid debt securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

                  CLOSING PURCHASE TRANSACTIONS AND OFFSETTING TRANSACTIONS. In order to terminate its position as a writer of a call or put option, the U.S. Government Series could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the U.S. Government Series. The U.S. Government Series would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The U.S. Government Series would also realize a gain if an option it has written lapses unexercised.

                  The U.S.  Government  Series can write options that are listed on an Exchange as well as options which are privately negotiated in over-the-counter transactions. The U.S. Government Series can close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the U.S. Government Series could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the U.S. Government Series is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

                  RISKS OF WRITING OPTIONS. By writing a call option, the U.S. Government Series loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, the U.S. Government Series might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.


PURCHASING CALL AND PUT OPTIONS

                  The U.S. Government Series may purchase either listed or over-the-counter options. The U.S. Government Series may purchase call options to protect (i.e., hedge) against anticipated increases in the price of securities it wishes to acquire. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the U.S. Government Series could benefit from any significant increase in the price of the underlying security to a greater extent than if it had invested the same amount in the security directly. However, because of the very high volatility of option premiums, the U.S. Government Series would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

                  Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the U.S. Government Series' assets generally. The U.S. Government Series will not purchase call or put options on securities if as a result, more than ten percent of its net assets would be invested in premiums on such options.

INTEREST RATE FUTURES CONTRACTS

                  The U.S. Government Series may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the U.S. Government Series would be exempt from registering as a "commodity pool."

                  An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London Interbank Offering Rate for dollar deposits ("LIBOR").

                  INITIAL AND VARIATION MARGIN. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the U.S. Government Series will be required to deposit with its Custodian in an account in the broker's name an amount of cash, money market instruments or liquid high-grade debt securities equal to not more than five percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the U.S. Government Series upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

                  For example, when the U.S. Government Series has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value, and the U.S. Government Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the U.S. Government Series has purchased a futures contract and the value of the underlying security has declined, the position would be less valuable, and the U.S. Government Series would be required to make a variation payment to the broker.

                  At any time prior to expiration of the futures contract, the U.S. Government Series may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the U.S. Government Series, and the U.S. Government Series realizes a loss or a gain.

                  FUTURES STRATEGIES. When the U.S. Government Series anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the U.S. Government Series is not fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market is established. As individual securities are purchased, an equivalent amount of futures contracts can then be terminated by offsetting sales. The U.S. Government Series may sell futures contracts in anticipation of, or during, a general market or market sector decline that may adversely affect the market value of the U.S. Government Series' securities ("defensive hedge"). To the extent that the U.S. Government Series' portfolio of securities changes in value in correlation with the underlying security, the sale of futures contracts would substantially reduce the risk to the U.S. Government Series of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the U.S. Government Series. Ordinarily, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Government Securities.

                  Transactions will be entered into by the U.S. Government Series only with brokers or financial institutions deemed creditworthy by the Manager. However, in the event of the bankruptcy of a broker through which the U.S. Government Series engages in transactions in listed options, futures or related options, the U.S. Government Series might experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker.

                  SPECIAL RISKS ASSOCIATED WITH FUTURES TRANSACTIONS. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

                  There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the U.S. Government Series could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the U.S. Government Series could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the U.S. Government Series could decline at the same time as portfolio securities being hedged; if this occurred, the U.S. Government Series would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

                  There is also the risk that the price of a futures contract may not correlate perfectly with movements in the securities underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Manager may still not result in a successful hedging transaction judged over a very short time frame.

                  There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an Exchange or board of trade that provides a market for such futures contracts. Although the U.S. Government Series intends to purchase or sell futures only on Exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it may not be possible to close a futures position and, in the event of adverse price movement, the U.S. Government Series would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the U.S. Government Series would lose the benefit of the appreciation in value of the securities.

                  Successful use of futures is also subject to the Manager's ability to correctly predict the direction of movements in the market. For example, if the U.S. Government Series hedges against a decline in the market and market prices instead advance, the U.S. Government Series will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the U.S. Government Series has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

                  The use of futures contracts to shorten the weighted average duration of the U.S. Government Series' portfolio, while reducing the exposure of the U.S. Government Series' portfolio to interest rate risk does subject the U.S. Government Series' portfolio to basis risk. Basis refers to the relationship between a futures contract and the underlying security. In the case of futures contracts on U.S. Treasury Bonds, the contract specifies delivery of a "bench-mark" 8% 20 year U.S. Treasury Bond. Any outstanding treasury with a maturity of more than 15 years is deliverable against the contract, with the principal amount per contract adjusted according to a formula which takes into account the coupon and maturity of the treasury bond being delivered. This means that at any given time there is one treasury issue that is "the cheapest to deliver" against the contract. The supply and demand of the available float of treasury securities determines which treasury security is cheapest to deliver at any given time. This, combined with the supply and demand for futures relative to the underlying cash securities markets, causes the relationship between the cash security markets and the futures markets to exhibit perturbations of variance from an exact one-to-one correlation. The U.S. Government Series could experience losses if the value of the prices of the futures positions the U.S. Government Series has entered into are poorly correlated with the U.S. Government Series' other investments.

                  For example, on a day that the price on a treasury bond deliverable against the futures contract declined by ten points, the futures contract might decline by nine or eleven points. In this example, a nine point decline in the price of a futures contract would not fully offset the price decline in the cash security price. This would cause a downward fluctuation in the value of the U.S. Government Series' portfolio. Likewise, a basis fluctuation whereby the futures prices fell more or rose less than the cash securities prices due to basis change would cause an upward fluctuation in the value of the U.S. Government Series' portfolio.

                  CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or that the underlying commodity value of the U.S. Government Series' long futures positions not exceed the sum of certain identified liquid investments) and (ii) that the U.S. Government Series not enter into futures and related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the U.S. Government Series' assets. In order to minimize leverage in connection with the purchase of futures contracts by the U.S. Government Series, an amount of cash, money market instruments or liquid high grade debt securities equal to the market value of the obligations under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

OPTIONS ON FUTURES CONTRACTS

                  The U.S. Government Series may also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the U.S. Government Series would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the U.S. Government Series are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference


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between the current market price of the futures  contract and the exercise price of the option. The U.S. Government Series can purchase put options on futures contracts in lieu of, and for the same purpose as selling a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

                  RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Manager will not purchase options on futures on any Exchange unless in the Manager's opinion, a liquid secondary Exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the U.S. Government Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security, where the use of an option on a future would result in a loss to the U.S. Government Series whereas the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

                  Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Manager are combined for purposes of these limits. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the U.S. Government Series may write.

                  Although the U.S. Government Series intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the U.S. Government Series would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

                  Certain additional risks relate to the fact that the U.S. Government Series might purchase and sell options on mortgage-related securities. Since the remaining principal balance of mortgage-related securities declines each month as a result of mortgage payments, if the U.S. Government Series has written a call and is holding such securities as "cover" to satisfy its

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delivery obligation in the event of exercise, it may find that the securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the U.S. Government Series would purchase additional mortgage-related securities from the same pool (if obtainable) or replacements in the cash market in order to maintain its cover. A mortgage-related security held by the U.S. Government Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decrease in the coupon rate at which new pools are originated. If this should occur, the option would no longer be covered, and the U.S. Government Series would either enter into a closing purchase transaction or replace the mortgage-related security with one which represents cover. In either case, the U.S. Government Series may realize an unanticipated loss and incur additional transactions costs.

INVESTMENT LIMITATIONS

                  The U.S. Government Series has adopted the following policies as "fundamental policies," which cannot be changed without the approval of the holders of a majority of the shares of the U.S. Government Series (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting at which holders of more than 50% of the outstanding shares are represented in person or by proxy). The U.S. Government Series may not:

                  1. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (i) more than 5% of the value of its total assets would be invested in such issuer, or (ii) it would own more than 10% of the outstanding voting securities of such issuer; except that up to 25% of the value of its total assets may be invested without regard to such limitations.

                  2. Invest 25% or more of its total assets in a single industry; provided, however, that such limitation shall not be applicable to obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.

                  3. Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), except to the extent such issuance might be involved with borrowings described under subparagraph (4) below or with respect to hedging and risk management transactions or the writing of options within limits described in the U.S. Government Series' current Prospectus.

                  4. Borrow money, except for temporary or emergency purposes, or by engaging in reverse repurchase transactions, and then only in an amount not exceeding one-third of the U.S. Government Series' total assets, including the amount borrowed. The U.S. Government Series will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase transactions. Collateral arrangements with respect to the U.S. Government Series' permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction.

                  5. Make loans of money or property to any person, other than by entering into repurchase agreements, and except to the extent the securities in which the U.S. Government Series may invest are considered to be loans.

                  6. Buy any securities "on margin". Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

                  7. Sell any securities "short", write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described under the heading "Certain Investment Techniques and Policies" in the U.S. Government Series' current Prospectus.

                  8. Act as an underwriter of securities, except to the extent the U.S. Government Series may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

                  9. Make investments for the purpose of exercising control or participation in management.

                  10. Invest in securities of other investment companies in an amount exceeding the limitations set forth in the 1940 Act and the rules thereunder, except as part of a merger, consolidation or other acquisition.

                  11. Invest in equity interests in oil, gas or other mineral exploration or development programs.

                  12. Purchase or sell real estate (but this shall not prevent investments in securities secured by real estate or interests therein), commodities or commodity contracts, except to the extent that financial futures and related options that the U.S. Government Series may invest in are considered to be commodities or commodities contracts.

                  13. Invest more than 10% of the U.S.  Government Series' total
assets  in  illiquid   securities  and  repurchase   agreements  with  remaining
maturities in excess of seven days.

                  Operating Policies. The U.S. Government Series has adopted the following operating policies which are not fundamental and which may be changed without shareholder approval: To comply with certain state statutes, the U.S. Government Series will not: (1) make investments in oil, gas or other mineral leases; (2) make investments in real estate limited partnerships; (3) purchase or retain securities of an issuer when one or more officers and trustees of the Fund or the Fund's Manager, or a person owning more than 10% of the shares of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer; (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of open-end or closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved; or (5) invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

                  Percentage Restrictions. If a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities of the U.S. Government Series will not be considered a violation of such policy.


MANAGEMENT OF THE FUND

                  The Fund's Board of Trustees provides broad supervision over the affairs of the Fund and of the U.S. Government Series. The officers of the Fund are responsible for the operations of the U.S. Government Series. The Trustees and executive officers of the Fund are listed below, together with their principal occupations for at least the last five years. Each Trustee who is considered to be an "interested person" of the Fund, as defined by the 1940 Act, is indicated by an asterisk (*).

                  JAMES C. ARMSTRONG: Trustee of the Fund. Mr. Armstrong is a management consultant. He was formerly a partner in Armstrong/Seltzer Communications Inc., a New York management, consulting and public relations firm. Earlier he served as Executive Director, Global Public Affairs Institute at New York University and Professor, Bell of Pennsylvania Chair in Telecommunications, Temple University. He was with American Telephone and Telegraph Company for 15 years. His last position with AT&T was Director,
Corporate Policy Analysis. Mr. Armstrong previously held positions at the Institute for Defense Analysis, the Office of the Postmaster General, and on the faculty of the University of Maryland. He has been a consultant to government, academic and business organizations, and has served on various government-industry task forces and committees. Mr. Armstrong was an Officer in the United States Navy and holds a Ph.D. in nuclear physics. Mr. Armstrong's address is 70 North Ravenwood Drive, Cape May Court House, New Jersey 08210.

                  L. GREG FERRONE: Trustee of the Fund. Mr. Ferrone is Senior Manager of ARC Partners, a management and consulting firm. Previously he was a consultant with IntraNet, Inc., a provider of computer systems to the domestic and international banking industry. Prior thereto he was the Director of Sales & Marketing for RAV Communications Inc., Vice President/Regional Manager with National Westminster Bank USA and an officer at Security Pacific Bank. Mr. Ferrone received a Bachelor of Science degree from Rensselaer Polytechnic Institute in 1972 and studied at the Stonier Graduate School of Banking. Mr. Ferrone's address is 83 Ronald Court, Ramsey, New Jersey 07446.

                  *VINCENT J. MALANGA: Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, The California Muni Fund and Fundamental Funds, Inc. Mr. Malanga is President, Treasurer and a Director of Fundamental Portfolio Advisors, Inc.,

Executive Vice President, Secretary and a Director of Fundamental Service Corporation, and President of LaSalle Economics Inc., an economic consulting firm. Mr. Malanga, who holds a Ph.D. in Economics from Fordham University, was an Economist at the Federal Reserve Bank of New York. Mr. Malanga's address is 90 Washington Street, 19th Floor, New York, New York 10006.

                  All of the Trustees of the Fund are also Directors of Fundamental Funds, Inc. and Trustees of The California Muni Fund. Mr. Malanga, an officer of the Fund, holds similar offices with Fundamental Funds, Inc. and The California Muni Fund.

                  The U.S. Government Series does not pay any salary or compensation to any of its officers, all of whom are officers or employees of Fundamental Portfolio Advisors, Inc. (the "Manager"). For services and attendance at board meetings and meetings of committees which are common to the Fund, Fundamental Funds, Inc. and The California Muni Fund (other affiliated mutual funds for which the Manager acts as the investment advisor), each Trustee of the Fund who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Trustee is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. The Manager pays the compensation of the Fund's officers and of the one Trustee that is affiliated with the Manager. Some
Trustees received additional compensation at a rate of $125 per hour for services related to serving on the Portfolio Review Committee. For the fiscal year ended December 31, 1997, trustees' fees totalling $17,912 were paid by the Fund to the Trustees as a group $2,413 for the High-Yield Municipal Bond Series, $10,041 or the Tax Free Money Market Series and $5,458 for the U.S. Government Series).


                                                COMPENSATION TABLE

                                          (FOR EACH CURRENT BOARD MEMBER
                                            RECEIVING COMPENSATION FROM
                                            A FUNDAMENTAL FUND FOR THE
                                       MOST RECENTLY COMPLETED FISCAL YEAR)

                                         AGGREGATE COMPENSATION FROM FUND


                                                                                                                 AGGREGATE
                                                                                                              COMPENSATION
                                                                                                            PAID BY ALL FUNDS
                                                                            TAX-                               MANAGED BY
                                                        HIGH-YIELD          FREE         U.S. GOV'T            FUNDAMENTAL
                                        CALIFORNIA      MUNICIPAL          MONEY          STRATEGIC             PORTFOLIO
            NAME           NY MUNI         MUNI            BOND            MARKET          INCOME            ADVISORS, INC.

JAMES C. ARMSTRONG         $29,684        $3,044           $496            $2,919          $2,207                $38,350

L. GREG FERRONE            $20,124        2,064            $336            $1,979          $1,497                $26,000


Administrator, Transfer Agent, Custodian and Accounting Agent

                  Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701 currently acts as Administrator, Transfer Agent, Custodian and Accounting Agent for the U.S. Government Series.

                  Fundamental Shareholder Services, Inc., 90 Washington Street, New York, New York 10006, an affiliate of Fundamental Portfolio Advisors, Inc. and Fundamental Service Corporation, previously performed all services in connection with the transfer of shares of the U.S. Government Series, acts as its dividend disbursing agent, and as administrator of the exchange, check redemption, telephone redemption and expedited redemption privileges of the U.S. Government Series. During the fiscal year ended December 31, 1997, fees paid to the Transfer Agent by the U.S. Government Series amounted to $57,038.


MARKETING PLAN

                  As discussed in the Prospectus, the Fund has entered into a Distribution Agreement with Fundamental Service Corporation ("FSC"). FSC is a Delaware corporation which is owned approximately 43.7% by each of Messrs. Thomas W. Buckingham, a consultant to the Manager, and Vincent J. Malanga, a Trustee and officer of the Fund and a director and officer of the Manager, and 9.8% by Dr. Lance M. Brofman, an employee of the Manager. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), have approved the Distribution Agreement. The Distribution Agreement provides that FSC will bear the distribution expenses of the U.S. Government Series not borne by the U.S. Government Series. The Distribution Agreement was last approved for continuance by the Board of Trustees of the Fund on March 25, 1998 for a period of sixty days following March 31, 1998.

                  FSC bears all expenses it incurs in providing services under the Distribution Agreement. Such expenses include compensation to it and to securities dealers and other financial institutions and organizations such as banks, trust companies, savings and loan associations and investment advisors for distribution related and/or administrative services performed for the U.S. Government Series. FSC also pays certain expenses in connection with the distribution of the U.S. Government Series' shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements thereto to prospective shareholders. The U.S. Government Series bears the cost of registering its shares under Federal and state securities laws.

                  The Fund and FSC have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, FSC will use its best efforts in rendering services to the Fund.

                  The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the U.S. Government Series pays FSC compensation accrued daily and paid monthly at the annual rate of .25% of the U.S. Government Series' average daily net assets. The Plan was adopted by a majority vote of the Board of Trustees, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan on January 31, 1992 and by the shareholders of the U.S. Government Series on February 18, 1992.

                  Pursuant to the Plan, FSC provides the Fund, for review by the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

                  No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the 1940 Act, has any direct financial interest in the operation of the Plan except to the extent that FSC and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended thereunder by the Fund.

                  The Plan will continue in effect for a period of sixty days following March 31, 1998. The Plan will continue in effect from year-to-year thereafter, provided such continuance is approved annually by vote of the Trustees in the manner described above. It may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund, and with no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of the Independent Trustees shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

                  During the year ended December 31, 1997, FSC waived all its fees in the amount of $29,560.

                  The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FSC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, servicing and recordkeeping functions. FSC intends to engage banks only to perform such functions. However, changes in Federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the U.S. Government Series might occur, including possible termination of any automatic investment or redemption or other services then provided by a bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The U.S. Government Series may execute portfolio transactions with and purchase securities issued by depository institutions that indirectly receive payments under the Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions.


INVESTMENT MANAGER

                  As discussed in the Fund's Prospectus, the Fund has entered into an agreement (the "Management Agreement") with Fundamental Portfolio Advisors, Inc. (the "Manager"), 90 Washington Street, New York, New York 10006, to act as its investment adviser. The Management Agreement has been approved to continue in effect for an initial two year period, and will continue in effect from year to year thereafter if it is specifically approved, at least annually, by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the Management Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The Management Agreement has been renewed to continue in effect for a period of sixty days following March 31, 1998. The Management Agreement terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice.


PORTFOLIO TRANSACTIONS

                  All orders for the  purchase or sale of  portfolio  securities are placed on behalf of the U.S. Government Series by the Manager pursuant to authority contained in the Management Agreement (subject to the right of the Trustees to reverse any such transaction). The Manager is and may in the future also be responsible for the placement of transaction orders for the other series of the Fund and other funds for which the Manager acts as investment adviser. Securities purchased and sold on behalf of the U.S. Government Series will be traded on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise involve transactions directly with the issuer of the instrument. In selecting brokers or dealers, the Manager will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the
security  to  be  purchased  or  sold;  the  execution  efficiency,   settlement
capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

                  Dealers may be selected who provide brokerage and/or research services to the Fund or U.S. Government Series and/or other investment companies over which the Manager exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Manager maintains a listing of dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the U.S. Government Series, other series of the Fund and other funds over which the Manager exercises investment discretion are placed with dealers (including dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

                  The receipt of research from dealers may be useful to the Manager in rendering investment management services to the U.S. Government Series and/or other series of the Fund and other funds over which the Manager exercises investment discretion, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other clients of the Manager may be useful to the Manager in carrying out its obligations to the U.S. Government Series. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

                  Dealers who execute portfolio transactions on behalf of the U.S. Government Series may receive spreads or commissions which are in excess of the amount of spreads or commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the U.S. Government Series to pay such higher spreads or commissions, the Manager must determine in good faith that such spreads or commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker or dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the U.S. Government Series, the Fund or the Manager's other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and/or research services provided or to determine what portion of the compensation should be related to those services.

                  The Manager is authorized to place portfolio transactions with dealer firms that have provided assistance in the distribution of shares of the U.S. Government Series or shares of other series of the Fund or other funds for which the Manager acts as investment adviser if it reasonably believes that the quality of the transaction and the amount of the spread are comparable to what they would be with other qualified dealers.

                  The Funds' Trustees and brokerage allocation committee (comprised solely of non-interested Trustees) periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the U.S. Government Series and the Fund and review the dealer spreads paid by the U.S. Government Series and the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund and its portfolios.

                  The Fund's  Trustees have authorized the Manager to effect the
U.S. Government Series' portfolio transactions on an agency basis with affiliated broker-dealers pursuant to certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act.

                  The Fund pays LAS Investments, Inc. ("LAS") commissions or fees for effecting, or participating in the effectuation of (but not executing), transactions in futures contracts and options thereon on behalf of the Fund ("Fund Futures and Options Transactions"). LAS is located at 190 South LaSalle Street, Chicago, Illinois. Mr. Donald E. Newell is the chief executive officer of LAS and the owner of all of its outstanding shares. Messrs. Malanga and Newell are each executive officers and 50% shareholders of LaSalle Portfolio Management, Inc. As a result of Mr. Newell's business relationship with Mr. Malanga, certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act govern the computation and review of all commissions paid and payable to LAS. The procedures limit the commissions or fees received, or to be received, by LAS for Fund Futures and Options Transactions to an amount which is reasonable and fair compared to the commissions, fees or other remuneration received by other introducing brokers in connection with comparable transactions involving similar futures contracts or options on futures contracts, as the case may be, being purchased or sold on a commodities exchange during a comparable period of time. The Fund's independent Board Members determine no less frequently than quarterly that all transactions with LAS during the quarter were effected in compliance with such procedures.

                  For the years ended December 31, 1997, 1996 and 1995, the U.S. Government Series' portfolio turnover rate was approximately 12.55%, 12.65% and 114.36%, respectively.

                  Beginning in March 1992, all of the Fund's transactions in futures contracts and related options on behalf of its U.S. Government Series were effected through Sierra Securities, Inc., a broker-dealer located at 190 South LaSalle Street, Chicago, Illinois ("Sierra"). The total amount of commissions paid to Sierra as introducing broker on such transactions for the U.S. Government Series' account during the years 1992 through 1995 and during January of 1996 was $134,429. The Manager has represented that during such period, it believes that Mr. Donald Newell was a minority shareholder of Sierra. As a result of Mr. Newell's business relationship with Mr. Malanga (see discussion above), all of the futures and options transactions Sierra performed on behalf of the U.S. Government Series may have been subject to certain standards comparable to those set forth in Rule 17e-1 of the 1940 Act (the "Rule"). On February 1, 1996, the Manager commenced using LAS as its introducing broker for Fund transactions in futures contracts and related options in place of Sierra. The total commissions paid to LAS as introducing broker during the fiscal year ended December 31, 1996 were $1,535. At a meeting held on May 2, 1996, the Fund's Board of Trustees, including a majority of the independent Trustees, adopted new standards and procedures for the U.S. Government Series comparable to those set forth in the Rule for transactions in futures contracts and related options through LAS, an affiliated broker-dealer. See above discussion pertaining to LAS.

                  From January 1, 1990 to January 31, 1996, the Manager directed syndicate designations in the aggregate dollar amount of $858,094 to Capital Institutional Services, Inc. ("CIS") in connection with the Fundamental Funds' bond purchases through underwriting syndicates. The Manager has represented that CIS, a third-party research provider, at the Manager's direction, paid portions of such syndicate designations to approximately 30 different firms that provided research services used by the Manager in managing the Fundamental Funds, including Capital Market Services, Inc. ("CMS"). Further, that CMS was paid by CIS $115,000 for research provided to the Manager and used by it in managing the U.S. Government Series and the other funds in the Fundamental complex. The $115,000 dollar amount paid by CIS to CMS for the following fiscal years of the U.S. Government Series was:
$35,000 in 1995;  $55,000 in 1994;  and  $25,000 in 1993.  The  Manager has also represented that it learned in 1996 that at all times during years 1993, 1994 and 1995, CMS was 100% owned by Mr. Newell's wife. See above for a discussion of Mr. Newell's business relationship with Mr. Malanga. In order to remove any appearance of impropriety concerning all of the payments made by CIS to CMS in return for research the Manager obtained from CMS, the Manager reimbursed the Fund (the beneficiary of the research) $37,000 out of its own resources.


CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL

                  First Trust Company (the "Bank"), 615 East Michigan Street, Milwaukee, WI 53202 acts as Custodian of the Fund's cash and securities. The Bank also acts as transfer agent and bookkeeping agent for the Fund, and, as bookkeeping agent, monitors the Fund's accounting records and calculates its net asset value.

                  McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, acts as independent public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.

                  Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Fund.

TAXES

                  The following is only a summary of certain additional tax considerations generally affecting the U.S. Government Series and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the U.S. Government Series or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

                  The U.S. Government Series has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the U.S. Government Series is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the U.S. Government Series made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

                  If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1997, the Fund has capital loss carryforwards of $15,791,100 expiring through December 31, 2005. Under Code Section 382, if the Fund has an "ownership change," the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the 3-calendar-month period ending with the calendar month in which the ownership change occurs (the rate for April 1998 is 5.04%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

                  In general, gain or loss recognized by the U.S. Government Series on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the U.S. Government Series at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the U.S. Government Series held the debt obligation.

                  In general, for purposes of determining whether capital gain or loss recognized by the U.S. Government Series on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if
(1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the U.S. Government Series as part of a "straddle" (which term generally excludes a situation where the asset is stock and the U.S. Government Series grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the U.S. Government Series grants an in-the-money qualified covered call option with respect thereto. In addition, the U.S. Government Series may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

                  Any gain recognized by the U.S. Government Series on the lapse of, or any gain or loss recognized by the U.S. Government Series from a closing transaction with respect to, an option written by the U.S. Government Series will be treated as a short-term capital gain or loss.

                  Certain transactions that may be engaged in by the U.S. Government Series (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts."
Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The U.S. Government Series, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the U.S. Government Series that are not Section 1256 contracts.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

                  In addition to satisfying the requirements described above, the U.S. Government Series must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the U.S. Government Series' taxable year, at least 50% of the value of the U.S. Government Series' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the U.S. Government Series has not invested more than 5% of the value of the U.S. Government Series' total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the U.S. Government Series controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

                  If for any taxable year the U.S. Government Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the U.S. Government Series' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

                  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The U.S. Government Series intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the U.S. Government Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

U.S. GOVERNMENT SERIES DISTRIBUTIONS

                  The U.S. Government Series anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

                  The U.S. Government Series may either retain or distribute to shareholders its net capital gain for each taxable year. The U.S. Government Series currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the U.S. Government Series prior to the date on which the shareholder acquired his shares.

                  Distributions by the U.S. Government Series that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

                  Distributions by the U.S. Government Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the U.S. Government Series (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the U.S. Government Series reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the U.S. Government Series, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by the U.S. Government Series into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the U.S. Government Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

                  The U.S. Government Series will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the U.S. Government Series that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

                  A shareholder will recognize gain or loss on the sale or redemption of shares of the U.S. Government Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the U.S. Government Series within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the U.S. Government Series will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the U.S. Government Series is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the U.S. Government Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the U.S. Government Series, capital gain dividends and amounts retained by the U.S. Government Series that are designated as undistributed capital gains.

                  If the income from the U.S. Government Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the U.S. Government Series will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

                  In the case of a noncorporate foreign shareholder, the U.S. Government Series may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the U.S. Government Series with proper notification of its foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the U.S. Government Series, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

                  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the U.S.
Government Series.


DESCRIPTION OF SHARES

                  The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into such separate series as the Trustees may establish. The Fund currently has three series of shares: the U.S. Government Series, the Tax-Free Money Market Series and the High-Yield Municipal Bond Series. The Trustees may establish additional series of shares, and may divide or combine the shares of a series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of each series. Each share of a series represents an equal proportionate interest in the series with each other share of such series. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election and selection of Trustees and accountants. Upon liquidation of the Fund, the shareholders of each series are entitled to share pro rata in the net assets available for distribution to shareholders of such series.

                  Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. See "Certain Liabilities."


CERTAIN LIABILITIES

                  As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated March 19, 1987, a copy of which is on file with the office of the Secretary of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

                  The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


DETERMINATION OF NET ASSET VALUE

                  The net asset value per share of the U.S. Government Series is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. The net asset value per share of the U.S. Government Series is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the U.S. Government Series become effective and no shares are tendered for redemption, the net asset value per share is not determined.

PERFORMANCE INFORMATION

                  For purposes of quoting and comparing the performance of the U.S. Government Series to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the U.S. Government Series. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:

                  P(1 + T)^n = ERV

         Where    P = a hypothetical initial payment of $1,000

                  T = average annual total return

                  n = number of years (1, 5 or 10)

              ERV   = ending  redeemable value of a hypothetical
                      $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

                  Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the U.S. Government Series' registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the U.S. Government Series are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

                  The U.S. Government Series' aggregate annualized total rate of return, reflecting the initial investment and reinvestment of all dividends and distributions, for the period from March 2, 1992 (commencement of public offering of shares) to December 31, 1997, was 1.85%.

                  The U.S.  Government Series may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the U.S. Government Series' performance with other measures of investment return. For example, in comparing the U.S. Government Series's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the U.S. Government Series calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The U.S. Government Series does not, for these purporses, deduct the pro rata share of the account opening fee from the initial value invested. The U.S. Government Series will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurringcharge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Securities and Exchange Commission's rules.

                  In addition to the total return quotations discussed above, the U.S. Government Series may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the U.S. Government Series' Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b     ^6
                           YIELD = 2[( ----- +1)   -1]
                                         cd

         Where:  a =  dividends and interest earned during the period.

                 b =  expenses accrued for the period (net of reimbursements).

                 c =  the  average   daily   number  of  shares
                          outstanding during the period that were entitled to receive dividends.

                 d = the  maximum  offering  price per share on
                          the last day of the period.


                  Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the U.S. Government Series based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the U.S. Government Series' portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the U.S. Government Series' portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the U.S. Government Series will disclose the pro rata share of the account opening fee. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

                  Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the Securities and Exchange Commission's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  The U.S. Government Series' yield as of December 31, 1997, based on a 30-day period, was 5.33%.


OTHER INFORMATION

                  As of March 31, 1998 the Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the U.S. Government Series. As of such date, no persons were known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the U.S. Government Series.


FINANCIAL STATEMENTS

                  Audited financial statements of the U.S. Government Series for the year ended December 31, 1997 are attached hereto.

(CHART MATERIAL)

                               New York Muni Fund
                              Portfolio Composition
                                December 31, 1997
                                  (unaudited)

                                     BY TYPE

(15.8%) FCSI

(51.4%) FCLT

(20.9%) LRIB

(11.9%) INLT


                                   BY RATING+

(4.6%) Non-income
       producing bonds

 (1.3%) AA

(59.6%) AAA

(19.2%) BBB

 (1.9%) Not Rated


FIXED COUPON BONDS
   FCLT -- Long (maturity greater than 15 years) (includes long zero coupons) FCSI -- Short or Intermediate (maturity less than 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB(Residual Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   LRIB -- Long Term (maturity greater than 15 years)

IN (Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   INLT -- Long Term  (maturity greater than 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

(CHART MATERIAL)


$22,786
Lehman
Brothers
Municipal
Bond Index*

$15,144
Fundamental
New York
Muni
Fund, Inc.

$13,926
Consumer
Price Index

--------------------------------------------------------------------------------
                               New York Muni Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                         1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
                         1.46%     (0.62)%     4.24%
--------------------------------------------------------------------------------

                                  Thousands ($)

24   22   20   18   16   14   12   10

12/31/87  12/31/88  12/31/89  12/31/90  12/31/91 12/31/92 12/31/93 12/31/94

12/31/95  12/31/96  12/31/97


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applic able, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

(LEFT COLUMN)

NEW YORK MUNI  FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value
    (Note 4) (cost $127,411,133).....................  $122,737,274
  Receivables:
    Interest.........................................     1,484,267
    Fund shares sold.................................    58,146,118
                                                        -----------
           Total assets..............................   182,367,659
                                                        -----------
LIABILITIES
  Notes payable (Note 6).............................    38,177,582
  Payables:
    Fund shares redeemed.............................       347,948
    Investment securities purchased..................     8,826,774
    Dividend declared................................        27,444
    Due to advisor...................................        24,366
    Accrued expenses.................................       368,138
                                                        -----------
   Total liabilities.................................    47,772,252
                                                        -----------
NET ASSETS consisting of:
   Distributions in excess of net
     investment income................... $   (27,444)
   Accumulated net realized loss ........ (24,284,760)
   Unrealized depreciation of securities. (4,673,859) Paid-in-capital applicable to
   156,836,372 shares of $.01
   par value capital stock............... 163,581,470
                                           ----------
                                                       $134,595,407
                                                       ============
NET ASSET VALUE PER SHARE................                      $.86
                                                               ====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year ended December 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income...............................      $ 7,756,494
EXPENSES (Notes 2 and 3)
   Management fee...............         $640,975
   Custodian and accounting fees          327,214
   Transfer agent fees..........          450,401
   Professional fees............        1,050,450
   Directors' fees..............          102,427
   Printing and postage.........           31,395
   Interest.....................        1,431,511
   Distribution expenses........          647,839
   Operating expenses on
   defaulted bonds..............           72,000
   Other........................          143,176
                                        ---------
                                        4,897,388

   Expenses reimbursed........            (40,700)
                                        ---------
           Total expenses........................        4,856,688
                                                        ----------
           Net investment income.................        2,899,806
                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss on investments    (2,367,322)

   Net unrealized appreciation of
     investments..............          5,608,133
                                        ---------
   Net gain on investments ......................       3,240,811
                                                       ----------
NET INCREASE IN NET ASSETS
FROM OPERATIONS..................................      $6,140,617
                                                       ==========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended          Year Ended
                                                                                    December 31,        December 31,
                                                                                        1997                1996
                                                                                    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income......................................................      $  2,899,806       $  6,229,467
   Net realized loss on investments...........................................        (2,367,322)        (2,404,362)
   Unrealized appreciation (depreciation) on investments .....................         5,608,133         (4,292,643)
                                                                                     -----------        -----------
   Net (decrease) increase in net assets from operations......................         6,140,617           (467,538)
DISTRIBUTIONS:
   Distributions from investment income.......................................        (2,899,806)        (6,229,467)
   Distributions in excess of net investment income...........................           (27,444)            --
   Return of capital distribution.............................................          (551,666)            --
   Distributions from net realized gain from investments......................           (24,556)            --
   CAPITAL SHARE TRANSACTIONS (Note 5)........................................       (64,787,531)       (23,248,833)
                                                                                     -----------        -----------
   Total decrease.............................................................       (62,150,386)       (29,945,838)
NET ASSETS:
   Beginning of year..........................................................       196,745,793        226,691,631
                                                                                     -----------        -----------
   End of year................................................................      $134,595,407       $196,745,793
                                                                                     ===========        ===========


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1997

---------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Cash
   Cash Flows From Operating Activities
     Net increase to net assets from operations ..................................................     $    6,140,617
     Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
       Purchase of investment securities .........................................................     (1,574,433,817)
       Proceeds on sale of securities ............................................................      1,659,325,144
       Decrease in interest receivable ...........................................................          2,324,155
       Decrease in accrued expenses ..............................................................           (391,142)
       Net accretion of discount on securities ...................................................           (111,800)
       Net realized loss:
         Investments .............................................................................          2,367,322
       Unrealized appreciation on securities  ....................................................         (5,608,133)
                                                                                                        -------------
           Net cash provided by operating activities .............................................         89,612,346
                                                                                                        -------------
   Cash Flows From Financing Activities:*
       Increase in notes payable .................................................................         36,846,239
       Proceeds on shares sold ...................................................................      2,222,770,042
       Payment on shares repurchased .............................................................     (2,348,578,756)
       Cash dividends paid .......................................................................           (649,871)
                                                                                                        -------------
           Net cash used in financing activities .................................................        (89,612,346)
                                                                                                        -------------
           Net decrease in cash ..................................................................                  0
   Cash at beginning of year .....................................................................                  0
                                                                                                        -------------
   Cash at end of year ...........................................................................      $           0
                                                                                                        =============

--------------
  *Non-cash financing  activities not included herein consist of reinvestment of dividends  of  $3,233,013.
   Cash  payments  for  interest   expense  totaled $1,672,606.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                        Type o  Rating oo     Value
     --------                                 -----                                            ----    -----         -----
   $ 1,000,000##  Amherst NY Industrial Development Agency Lease Rev, SurfaceRink Complex,
                     LOC Keyhawk, 5.65%, 10/01/22............................................  FCLT    A          $ 1,015,360
     1,000,000    Metropolitan Transit Authority NY Commuter Facilities Rev, Series C-1,
                     FGIC Insured 5.375%, 07/01/27...........................................  FCLT    AAA          1,011,120
       300,000    Metropolitan Transit Authority NY Transportation Facilities Rev SVC Contract
                     Series 8 5.375%, 07/01/21...............................................  FCLT    A-             300,000
    14,600,000x## New York Inverse Floating Rate Notes*......................................  INLT    A-          14,618,104
       500,000    New York NY Series B, 5.25%,0 8/01/15......................................  FCLT    A-             495,445
     5,290,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 04/01/08...................  FCSI    Aaa          5,402,042
     5,925,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 10/01/08...................  FCSI    Aaa          6,046,463
     2,200,000x## New York City, IDA, Imclone Systems Inc Project AMT 11.25%, 07/01/04.......  FCSI    NR           2,296,404
     2,000,000    New York City, IDA, Brooklyn Navy Yard Cogen Partners AMT 5.75%, 10/01/36 .  FCLT    Baa3         2,017,800
     6,700,000    New York City, MWFA, Water &Sewer Systems Rev Residual Int Tr Rcpts,
                     Series 29, FGIC Insured, 6.562%, 06/15/30...............................  LRIB    Aaa          6,497,258
     1,030,000    New York City, IDA, Civic Facilities Rev, Anti-Defamation League Foundation
                     Ser A, MBIA Insured,  5.375%, 06/01/27..................................  FCLT    Aaa          1,042,226
     3,500,000##  New York City, IDA, Special Facilities Rev, United Airlines Inc. Project,
                     AMT, 5.65%, 10/01/32....................................................  FCLT    Baa3         3,538,605
     4,970,000##  New York State, DAR, City University Systems Series C 5.00%, 07/01/17 .....  FCLT    Baa1         4,784,270
       850,000    New York State, DAR, City University Series F, FGIC TCRS Insured,
                     5.00%, 07/01/20.........................................................  FCLT    Aaa            827,611
     7,550,000##  New York State, DAR, Court Facilities Lease Series A  5.25%, 05/15/21 .....  FCLT    Baa1         7,419,838
     1,000,000    New York State, DAR, Nursing Home FHA, Rosalind &Joseph Gurwin
                     Jewish Geriatric, AMBAC Insured 5.70%, 02/01/37.........................  FCLT    Aaa          1,023,890
     1,650,000    New York State, DAR, St. Vincent DePaul Residence, LOC Allied Banks PLC,
                     5.30%, 07/01/18.........................................................  FCLT    Aa3          1,639,803
     4,500,000##  New York State, DAR, City University System Residual Int Tr Recpts 27,
                     MBIA Insured, Liquidity The Bank of New York, 8.22%, 07/01/24...........  LRIB    Aaa          4,949,055
    13,460,000##  New York State, DAR, City University System Residual Int Tr Recpts 28,
                     AMBAC Insured, Liquidity The Bank of New York, 7.63%, 07/01/25..........  LRIB    Aaa         14,170,553
     2,510,000    New York State, DAR, Vassar Brothers Hospital, FSA Insured 5.375%, 07/01/25  FCLT    Aaa          2,525,462
     5,000,000    New York State, DAR, Mental Health Services Facilities Improvement
                     Series D, FSA Insured, 5.125%, 08/15/27.................................  FCLT    AAA          4,909,950
     7,500,000##  New York State, DAR, FHA, St Barnabas Hospital AMBAC Insured
                     5.45%, 08/01/35.........................................................  FCLT    Aaa          7,565,700
       750,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.45%, 08/01/27.........................................................  FCLT    Aaa            755,730
     1,000,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.50%, 08/01/37.........................................................  FCLT    Aaa          1,009,340
    42,000,000    New York State, DAR, FHA, Presbyterian Hospital Series A AMBAC Insured
                     0.00%, 08/15/36.........................................................  FCLT    Aaa          5,404,560
     2,000,000    New York State, DAR, FHA, Highland Hospital Rochester Series A,
                     MBIA Insured, 5.45%, 08/01/37...........................................  FCLT    Aaa          2,008,680
     1,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/11....................................  FCLT    Aaa          1,009,710
     2,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/12....................................  FCLT    Aaa          2,016,160


NEW YORK MUNI FUND

December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                            Type o  Rating oo     Value
     --------                                 -----                                                ----    -----         -----
   $ 4,040,000    New York State, HFA, Service Contract Obligation Rev Series C, 5.50%, 03/15/25.  FCLT    Baa1       $  4,064,644
     5,000,000##  New York State, MCFFA, HFA, Rev, Presbyterian Hospital
                     MBIA-IBC Insured 5.375%, 02/15/25...........................................  FCLT    Aaa           5,045,500
     9,805,000x# ##  Niagara County NY, IDA Falls Street Faire Project AMT, 10.00% 09/01/06
                     (see Note 4 to Financial Statements)........................................  FCSI    NR            3,509,700
     5,870,000x#  ## Niagara Falls NY, URA, Old Falls Street Improvement Project, 11.00% 05/01/09
                     (see Note 4 to Financial Statements).............................. .........  FCSI    NR            2,101,167
     1,760,000    Syracuse NY, IDA, Civic Facilities Rev, Crouse Health Hospital Project,
                     Series A 5.375%, 01/01/23...................................................  FCLT    BBB           1,715,124
                                                                                                                      ------------
                             Total Investments (Cost $127,411,133 @).............................                     $122,737,274
                                                                                                                      ============

  * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or value of an index. Rates shown are at December 31, 1997.
 ** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
  @ Cost for Federal income tax purposes is $127,989,424.
  # The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using  methods  the Director's  believe  reflect  fair  value.  See  Note  4  to  the  financial statements.
 ## $82,462,761  market value of securities are  segregated  in whole or in part as collateral securing a line of credit.
  x The Fund owns 100% of the security and therefore there is no  trading  in  the  security.   See  Note  4  to  the  financial
    statements.

Legend
       oType   FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term
   ooRatings   If a security has a split rating the highest applicable rating is used,  including  published ratings on identical credits for individual securities not individually rated.
               NR--Not Rated
    ooolssue   AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HDA         Housing Development Agency
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MTA         Metropolitan Transit Authority
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------------------------------------------------------------------

1.Significant Accounting Policies

     New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

          Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

          Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

          Federal  Income  Taxes--It  is the  Fund's  policy to comply  with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

          Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of
     Directors. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

          General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized loss as incurred.

          Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

2.Investment Advisory Fees and Other Transactions with Affiliates

     Management Agreement
     Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager has voluntarily agreed to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1997 due to the expense limitation. See Note 8.

     SEC Administrative Action Against Manager
     On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Directors. A hearing has been scheduled with an admninistrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

     Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see Note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of the Fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the Fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. $219,300 of the proceeds from the reimbursement have been included in the realized gain on investments and $40,700 have been included as an expense reimbursement in the accompanying financial statements. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

     Distribution Plan and Service Agreement
     Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

     Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $307,200 for the year ended December 31, 1997.

     NASD Sanctions and Fines
     On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 amounted to $260,717.

3.Directors' Fees

     All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Directors also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4.Complex Securities, Concentrations of Credit Risk, and Investment Transactions

     Inverse Floating Rate Notes (IFRN):
     The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

     Concentration of Credit Risk and Transactions in Defaulted Bonds:
     The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

     The Fund, through its investment banker and manager, negotiated the sale of the Falls Street Station project. The net proceeds received on the sale of approximately $2,800,000 were accounted for as a pro rata recovery of principal of each of the bonds. The remaining principal value of the Fall Street Station IDA Bond of approximately $3,887,000 was charged to realized loss on investments.

     The remaining two securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $5,610,867 (35.8% to their aggregate face value of $15,675,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1997. Legal, investment banking, and other restructuring costs charged to realized loss totaled approximately $153,000 for the year ended December 31, 1997 ($1,640,000 cumulatively from October 6, 1992 to December 31, 1997). The Fund through its investment banker, engaged a property manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Project. Net operating expenses related to the Projects for the year ended December 31, 1997 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1997 totaled approximately $684,629

     Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $33,973,880 (25% of net assets) at December 31, 1997.

     Other Investment Transactions:
     During the year ended December 31, 1997,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $554,177,076   and
$647,162,806, respectively.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     As of December 31, 1997 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $5,252,150 composed of unrealized appreciation of $4,320,774 and unrealized depreciation of $9,572,924.

     The Fund has capital loss carryforwards available to offset future capital gains as follows:
                                   Amount               Expiration
                                   ------               ----------
                                 $18,503,000         December 31, 2002
                                   3,430,000         December 31, 2004
                                   2,214,000         December 31, 2005
                                 -----------
                                 $24,147,000
                                 ===========

5.Capital Stock

    As of December 31, 1997 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:


                                                     Year Ended                              Year Ended
                                                  December 31, 1997                       December 31, 1996
                                             --------------------------              --------------------------
                                             Shares             Amount               Shares             Amount
                                          ------------       ------------         ------------       ------------
Shares sold.........................     2,692,167,470      $2,280,916,160       3,704,110,578      $3,314,430,819
Shares issued on reinvestment
of dividends........................         3,788,810           3,223,013           5,501,544           4,939,206
Shares redeemed ....................    (2,765,077,644)     (2,348,926,704)     (3,714,943,217)     (3,342,618,858)
                                        --------------      --------------      --------------      --------------
Net (decrease) .....................       (69,121,364)     $  (64,787,531)         (5,331,095)     $  (23,248,833)
                                        ==============      ==============      ==============      ==============

6.Line of Credit

     The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $38,177,582 was outstanding at December 31, 1997.

    The maximum month end and the average borrowings outstanding during the year ended December 31, 1997 were $82,500,000 and $20,630,505, respectively.

7. Agreement and Plan of Reorganization

     On July 15, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

     The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

     A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

     At its March 25, 1998 Board of Directors' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $50,230. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    FSC waived fees in the amount of $51,200 in 1998. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Independent Directors have instructed the Manager to escrow the full amount incurred by the Fund of approximately $50,230.

9. Selected Financial Information


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .......................     $0.87       $0.98      $0.88      $1.18       $1.21
                                                               -----       -----      -----      -----       -----
Income from investment operations:
Net investment income ....................................      .021        .035        .035       .056        .065
Net realized and unrealized gains (losses)
on investments ...........................................      (.009)      (.110)      .101      (.290)       .082
                                                                ----       -----      -----      -----       -----
Total from investment operations .........................      .012        (.075)      .136      (.234)       .147
                                                               -----       -----      -----      -----       -----
Less Distributions:
Dividends from net investment income .....................      (.019)      (.035)     (.035)     (.056)      (.065)
Return of capital distributions...........................      (.003)        --         --          --         --
Dividends from net realized gains ........................        --          --       (.001)     (.010)      (.112)
                                                               -----       -----      -----      -----       -----
Total distributions ......................................      (.022)      (.035)     (.036)     (.066)      (.177)
                                                               -----       -----      -----      -----       -----
Net Asset Value, End of Year .............................     $0.86       $0.87      $0.98      $0.88       $1.18
                                                               =====       =====      =====      =====       =====
Total Return .............................................      1.46%      (7.73%)    15.67%    (20.47%)     12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ............................  $134,595    $196,746    $226,692   $212,665   $275,552
Ratios to Average Net Assets:
Interest expense .........................................      1.10%       2.11%       2.09%      1.59%        .61%
Operating expenses .......................................      2.64%       1.66%       1.55%      1.62%       1.44%
                                                                -----       -----      -----       -----       -----
Total expenses ...........................................      3.74%+      3.77%       3.64%      3.21%       2.05%
                                                                =====       =====      =====       =====       =====
Net investment income ....................................      2.23%+      3.89%       3.81%      5.34%       5.20%
Portfolio turnover rate ..................................    399.38%     347.44%     347.50%    289.69%     404.05%


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
BANK LOANS
Amount outstanding at end of year (000 omitted) ..........    $38,178      $1,200     $64,575    $20,000     $20,873
Average amount of bank loans outstanding during the year
(000 omitted) ............................................    $20,631     $49,448     $49,603    $54,479     $24,100
Average number of shares outstanding during the year
(000 omitted) ............................................    153,535     178,456     191,692    206,323     184,664
Average amount of debt per share during the year .........    $  .134    $   .277    $   .259     $ .264      $ .131


+These  ratios  are  after  expense  reimbursement  of .03% for the  year  ended December 31, 1997.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
New York Muni Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund as of December 31, 1997 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.


S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

THE CALIFORNIA MUNI FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities
    at value (cost $8,917,684) .................  $ 9,183,831
  Interest receivable ..........................      252,201
  Receivable for fund shares sold ..............    4,962,106
                                                  -----------
              Total assets .....................   14,398,138
                                                  -----------
LIABILITIES
  Loans (Note 6) ...............................      503,018
  Dividend Payable .............................       10,223
  Accrued expenses .............................       52,893
                                                  -----------
              Total liabilities ................      566,134
                                                  -----------
NET ASSETS consisting of:
  Accumulated net realized gain ...  $   220,789
  Unrealized appreciation of
    securities ....................      266,147
  Paid-in-capital applicable to
    1,672,917 shares of beneficial
    interest (Note 4) .............   13,345,068
                                      ----------  -----------
                                                  $13,832,004
                                                  ===========

NET ASSET VALUE PER SHARE                               $8.27
                                                        =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ..................              $1,009,193
EXPENSES (Notes 2 and 3)
  Management fee ................... $63,726
  Custodian and accounting fees ....  60,460
  Transfer agent fees ..............  38,033
  Professional fees ................ 144,918
  Printing and postage .............  16,886
  Interest .........................  53,011
  Distribution expenses ............  44,731
  Trustees' fees ...................  10,471
                                     -------
               Total expenses ...... 432,236
               Less: Expenses reim-
                 bursed by manager .  (3,296)
               Net expenses ........ -------         428,940
                                                  ----------
               Net investment income                 580,253
                                                  ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments .                 493,308
  Unrealized appreciation of
    investments for the year .......                 374,518
                                                  ----------
             Net gain on investments                 867,826
                                                  ----------
NET INCREASE IN NET ASSETS FROM
OPERATIONS .........................              $1,448,079
                                                  ==========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                        December 31,      December 31,
                                                                            1997              1996
                                                                        ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................................ $   580,253      $   694,929
  Net realized gain on investments .....................................     493,308          100,733
  Unrealized appreciation (depreciation) of investments for the year ...     374,518         (876,013)
                                                                         -----------      -----------
      Net increase (decrease) in net assets from operations ............   1,448,079          (80,351)
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ................................................    (580,253)        (694,929)
CAPITAL SHARE TRANSACTIONS (Note 4) ....................................  (3,287,401)       4,404,527
                                                                         -----------      -----------
          Total increase (decrease) ....................................  (2,419,575)       3,629,247
NET ASSETS:
  Beginning of year ....................................................  16,251,579       12,622,332
                                                                         -----------      -----------
  End of year .......................................................... $13,832,004      $16,251,579
                                                                         ===========      ===========

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
--------------------------------------------------------------------------------

  Increase (Decrease) in Cash
  Cash Flows From Operating Activities
    Net increase to net assets from operations ................... $  1,448,079
    Adjustments to reconcile net increase in net assets from
      operations to net cash provided by operating activities:
      Purchase of investment securities .......................... (128,371,610)
      Proceeds on sale of securities .............................  136,362,253
      Increase in interest receivable ............................       (5,768)
      Decrease in accrued expenses ...............................      (81,857)
      Net accretion of discount on securities ....................     (135,229)
      Net realized gain:
        Investments ..............................................     (493,308)
    Unrealized appreciation on securities ........................     (374,518)
                                                                   ------------
           Net cash provided by operating activities .............    8,348,042
                                                                   ------------
  Cash Flows From Financing Activities:*
      Increase in notes payable ..................................      503,018
      Proceeds on shares sold ....................................  251,745,912
      Payment on shares repurchased .............................. (260,415,184)
      Cash dividends paid ........................................     (195,278)
                                                                   ------------
           Net cash used in financing activities .................   (8,361,532)
                                                                   ------------
           Net decrease in cash ..................................      (13,490)
  Cash at beginning of year ......................................       13,490
                                                                   ------------
  Cash at end of year ............................................ $          0
                                                                   ============
-----------
  *Non-cash financing activities not included herein consist of reinvestment of dividends of $419,765.
   Cash payments for interest expense totaled $57,087.

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
$  100,000(DD)    Arvin, Development Corporation, COP, RB, 8.75%, 9/01/18 .............  FCLT     NR       $   24,505

   200,000        Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.32%, 6/01/15 .........  LRIB     AAA         209,428

   100,000        CSAC Finance Corp, COP, Sutter County Health Facilities Project,
                    7.80%, 1/01/21 ....................................................  FCLT     Baa1        102,158

    70,000        California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                    5.70%, 8/01/10 ....................................................  FCSI     Aaa          74,163
   300,000+       California Statewide Communities Development Authority, Cedars
                    Sinai Medical Project, COP, RB, IFRN*, 6.97%, 11/01/15 ............  LRIB     A1          290,166

   300,000        East Bay, Wastewater System Project, RB, Refunding, AMBAC
                    Insured, IFRN*, 6.87%, 6/01/20 ....................................  LRIB     AAA         312,108

   220,000        Hawthorne, CRA, TAR, 6.75%, 9/01/24 .................................  FCLT     Baa         240,933

   170,000        Lake Elsinore, USD, Refunding, COP, 6.90%, 2/01/20 ..................  FCLT     BBB         187,299

    10,000        Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 ......................  FCLT     A            10,200

 1,505,192        Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/01/29 ..........  FCLT     NR        1,112,291

    35,000        Modesto, Valley Oak Project, RB, 10.60%, 5/01/09 ....................  FCSI     NR           35,792

   250,000        Northern California Power Agency, Multiple Capital Facilities, RB,
                    MBIA Insured, IFRN*, 8.76%, 8/01/25 ...............................  LRIB     AAA         293,040

   250,000        Northern California Transmission Agency, CA-ORE Transmission
                    Project, RB, MBIA Insured, IFRN*, 6.81%, 4/29/24 ..................  LRIB     AAA         254,042

   500,000        Orange County Airport, RB, Refunding, MBIA Insured, 5.625%,
                    7/01/12 ...........................................................  FCLT     Aaa         526,415

   250,000+       Orange County, LTA, RB, IFRN*, 8.01%, 2/14/11 .......................  LRIB     AA          297,597

   250,000        Orange County, LTA, RB, IFRN*, 7.81%, 2/14/11 .......................  LRIB     AAA         289,027

   185,000        Panoche, Water District, COP, 7.50%, 12/01/08 .......................  FCSI     BBB         199,776

   250,000        Rancho, Water District Financing Authority, RB, Prerefunded @
                    104, AMBAC Insured, IFRN*, 8.82%, 8/17/21 .........................  LRIB     AAA         301,443

   250,000        Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                    7.20%, 6/01/19 ....................................................  LRIB     AAA         264,078

   175,000        Riverside, HFA, Riverside Apartment Project, RB, 7.87%, 11/01/19 ....  FCLT     BB-         178,896

   500,000        San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.38%,
                    7/01/16 ...........................................................  INLT     AAA         531,045

   900,000        San Bernardino,  COP, Series PA38, MBIA Insured, IFRN*,
                    11.92%, 7/01/16, Rule 144A Security (restricted as to resale
                    except to qualified institutions) .................................  LRIB     NR        1,021,995

   200,000        San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.09%,
                    4/22/09 ...........................................................  LRIB     AAA         240,624

 1,440,000x       San Jose, CRA, Series PA-38, TAB, MBIA Insured, IFRN*, 5.83%,
                    8/01/16, Rule 144A Security (restricted as to resale except to
                    qualified institutions) ...........................................  LRIB     AAA       1,471,306

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
 $ 250,000        Southern California Public Power Authority, FGIC Isured, IFRN*,
                    6.62%, 7/01/17 ....................................................  LRIB     AAA      $  248,070

    55,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/01/28 .......  FCLT     AAA          59,388

    30,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.30%,
                    12/01/28 ..........................................................  FCLT     AAA          32,358

   250,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E, 6.40%,
                    12/01/28 ..........................................................  FCLT     AAA         271,518

   100,000        Upland, HFA, RB, 7.85%, 7/01/20 .....................................  FCLT     BBB         104,170
                                                                                                          -----------
                          Total Investments (Cost $8,917,684#) ........................                   $ 9,183,831
                                                                                                          ===========

    *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

    #Cost is the same for Federal income tax purposes.

    xThe Fund owns 100% of the security and therefore there is no trading in the security.

 (DD)Denotes non-income producing security: Security is in default. +Segregated, in whole or part, a collateral securing a line of credit.

                                     Legend
(LEFT COLUMN)

oType      FCLT     -Fixed Coupon Long Term
           FCSI     -Fixed Coupon Short or Intermediate Term
           LRIB     -Residual Interest Bond Long Term
           INLT     -Indexed Inverse Floating Rate Bond Long Term

ooRatings           If a security has a split rating the highest applicable
                    rating is used, including published ratings on identicial
                    credits for individual securities not individually rated.
                    Ratings are unaudited.
           NR       -Not Rated

oooIssue   AMBAC    American Municipal Bond Assurance Corporation
           AMT      Alternative Minimum Tax
           CAB      Capital Appreciation Bond
           CGIC     Capital Guaranty Insurance Company

(RIGHT COLUMN)

         COP      Certificate of Participation
         CRA      California Redevelopment Agency
         FGIC     Financial Guaranty Insurance Corporation
         FNMA     Federal National Mortgage Association
         FSA      Financial Security Assurance, Inc.
         GNMA     Government National Mortgage Association
         HFA      Housing Finance Authority
         LTA      Local Transportation Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         MFH      Multi Family Housing
         PFA      Public Financing Authority
         RB       Revenue Bond
         TAB      Tax Allocation Bond
         TAR      Tax Allocation Refunding
         USD      Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The Fund employs leverage in attempting to achieve its objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

(RIGHT COLUMN)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Action Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been sched-

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

uled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The affiliated fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the
Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Distribution Plan and Service Agreement
    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.


(RIGHT COLUMN)

    Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations of which approximately $39,200 was paid to FSC.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which terminated on September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 aggregated $28,066.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,345,068. Transactions in shares were as follows:

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)


                         Year Ended                        Year Ended
                     December 31, 1997                 December 31, 1996
                     -----------------                 -----------------
                  Shares           Amount           Shares           Amount
                  ------           ------           ------           ------
Shares sold     32,632,214      $256,708,018      29,177,580      $234,552,576

Shares issued
  on
  reinvest-
  ment of
  dividends         51,101           419,765          58,802           472,727

Shares
  redeemed     (33,097,092)     (260,415,184)    (28,566,533)     (230,620,776)
               -----------      ------------     -----------      ------------

Net increase
  (decrease)      (413,777)       (3,287,401)        669,849      $  4,404,527
                  ========        ==========         =======      ============


5. Complex Securities and Investment
   Transactions

Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

Investment Transactions:
    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $9,050,450 and $13,516,911, respectively.

    As of December 31, 1997 the net unrealized appreciation of portfolio securities amounted to $266,147 composed of unrealized appreciation of $744,806 and unrealized depreciation of $478,659.


(RIGHT COLUMN)

6. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the year ended December 1997, were $2,000,000 and $664,000, respectively.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $4,000. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $4,000 as of April 30, 1998.


9. Selected Financial Information

                                                                            Years Ended December 31,
                                                                -----------------------------------------------
                                                                1997        1996       1995      1994      1993
                                                                ----        ----       ----      ----      ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .........................   $ 7.79      $ 8.91     $ 7.10    $ 9.49    $ 8.81
                                                               -------     -------    -------   -------   -------
Income from investment operations:
Net investment income ......................................      .376        .409       .419      .553      .563

Net realized and unrealized gains (losses)
  on investments ...........................................      .480      (1.120)     1.810    (2.390)     .876
                                                               -------     -------    -------   -------   -------
       Total from investment operations ....................      .856       (.711)     2.229    (1.837)    1.439
                                                               -------     -------    -------   -------   -------
Less Distributions:
Dividends from net investment income .......................     (.376)      (.409)     (.419)    (.553)    (.563)

Dividends from net realized gains ..........................       -           -          -         -       (.196)
                                                               -------     -------    -------   -------   -------
Total distributions ........................................     (.376)      (.409)     (.419)    (.553)    (.759)
                                                               -------     -------    -------   -------   -------
Net Asset Value, End of Year ...............................   $ 8.27      $ 7.79     $ 8.91    $ 7.10    $ 9.49
                                                               =======     =======    =======   =======   =======
Total Return ...............................................    11.33%      (8.01%)    32.02%   (19.89%)   16.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ..............................    13,832      16,252     12,622    10,558    16,280

Ratios to Average Net Assets:
  Interest expense .........................................       .42        .45%        .39%     .98%      .39%
  Operating expenses .......................................      2.95*      2.81%       2.81%    2.50%     1.77%*
                                                               -------     -------    -------   -------   -------
       Total expenses ......................................      3.37*      3.26%       3.20%    3.48%     2.16%*
                                                               =======     =======    =======   =======   =======
       Net investment income ...............................     4.55%*      4.88%       5.02%    6.80%     6.04%*
Portfolio turnover rate ....................................    70.86%      89.83%      53.27%   15.88%    51.26%

BANK LOANS
Amount outstanding at end of year (000 omitted) ............     $ 503       $   0       $   0   $1,292    $3,714

Average amount of bank loans outstanding during the year
  (000 omitted) ............................................     $ 664       $ 823       $ 642   $1,620     $ 958

Average number of shares outstanding during the year
  (000 omitted) ............................................     1,609       1,768       1,635    1,711     1,517

Average amount of debt per share during the year ...........    $  .41      $  .47      $  .39    $ .95     $ .63

*These ratios are after expense  reimbursement  of .03%, and .50% for the years ended December 31, 1997 and 1993.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1997, the results of its operations, cash flows, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Cash ............................................   $ 1,776,944

  Investment in securities at value
    (cost $75,869,410) ............................    75,869,410

  Receivables:
    Fund shares sold ..............................       135,853

    Interest ......................................       270,975
                                                      -----------
            Total assets ..........................    78,053,182
                                                      -----------
LIABILITIES
  Payables:
    Investment securities purchased ...............     1,103,151
    Fund shares redeemed ..........................    63,627,947
    Dividends .....................................         9,321
    Due to advisor ................................        10,866

  Accrued expenses ................................        38,729
                                                      -----------
            Total liabilities .....................    64,790,014
                                                      -----------
NET ASSETS equivalent to $1.00 per share on
 13,270,069 shares of beneficial interest
 outstanding (Note 4) .............................   $13,263,168
                                                      ===========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...................                  $1,729,572

EXPENSES (Notes 2 and 3)
  Investment advisory fees ..........$245,844
  Custodian and accounting fees .....  41,002
  Transfer agent fees ...............  84,687
  Trustees' fees ....................  10,041
  Professional fees .................  88,996
  Distribution fees ................. 245,844
  Postage and printing ..............  22,506
  Other .............................  12,291
                                     --------
            Total expenses .......... 751,211

Less:
  Expenses paid indirectly (Note 6) . (41,002)
  Expenses reimbursed by Manager ....  (5,982)
                                     --------
            Net expenses ............                     704,227
                                                       ----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                           $1,025,345
                                                       ----------


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................... $ 1,025,345      $ 1,161,235
                                                   -----------      -----------
       Net increase in net assets from operations.   1,025,345        1,161,235

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..............................  (1,025,345)      (1,161,235)
CAPITAL SHARE TRANSACTIONS (Note 4) ..............   8,642,404       (6,629,783)
                                                   -----------      -----------
       Total (decrease) increase .................   8,642,404       (6,629,783)

NET ASSETS
  Beginning of year ..............................   4,620,764       11,250,547
                                                   -----------      -----------
  End of year .................................... $13,263,168      $ 4,620,764
                                                   ===========      ===========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----
$2,700,000        Ascension Parish, LA, PCR, BASF Wyandote Corp, LOC Bank of Tokyo,
                    VRDN*, 5.10%, 12/01/15 .....................................................  $2,700,000

 1,500,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 5th Series, 5.00%, 7/01/24 ..................................   1,500,000

 4,000,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 4th Series, 5.00%, 9/01/25 ..................................   4,000,000

 2,800,000        Columbia AL, IDB, PCR Alabama Power Co. Project, VRDN*, Series D, 5.00%,
                    10/01/22 ...................................................................   2,800,000

    75,000        Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Marine
                    Midland Bank, 3.85%, 12/01/09 ..............................................      75,000

   200,000        Delaware County, PA, SWDF, Scott Paper Project, Kimberly-Clark Corp
                   Guaranty, VRDN*, 3.65%, 12/01/18 ............................................     200,000

   200,000        Fulton County, GA, PCR, General Motors Project, VRDN*, 3.90%, 4/01/10 ........     200,000

   200,000        Garfield County, OK, PCR, Oklahoma Gas & Electric Co. Project A, VRDN*,
                    3.75%, 1/01/25 .............................................................     200,000

   125,000        Genesee County, NY, IDR, Orcon Industries, AMT, LOC Fleet Bank, VRDN*,
                    4.50%,12/01/98 .............................................................     125,000

   300,000        Illinois Educational Facility Authority, RB, Art Institute of Chicago, Northern
                    Trust Liquidity, VRDN*, 3.85%, 3/01/27 .....................................     300,000

   300,000        Illinois HFAR, Franciscan Sisters Project, LOC Toronto Dominion Bank,
                    VRDN*, 3.65%, 9/01/15 ......................................................     300,000

 2,000,000        Illinois HFAR, Healthcorp Affiliates Project, LOC Raborbank Nederland,
                    VRDN*, 4.05%, 11/01/20 .....................................................   2,000,000

 2,855,000        Jackson County, Miss., PCR, Chevron Corp. Project, VRDN*, 5.00%,
                    12/01/16 ...................................................................   2,855,000

 3,700,000        Los Angeles, CA, Regional Airports Improvement Corp, LOC Societe
                    Generale, VRDN*, 5.00%, 12/01/25 ...........................................   3,700,000

   200,000        McIntosh, AL, PCR, Ciba Geigy Project, LOC Swiss Bank Corp. VRDN*,
                    3.65%, 12/01/03 ............................................................     200,000

 5,000,000        Midland County, MI, Economic Development Corp, Dow Chemical Project B,
                    AMT, VRDN*, 5.00%, 12/01/15 ................................................   5,000,000

   300,000        Missouri, PCR, Monsanto Project, VRDN*, 3.70%, 2/01/09 .......................     300,000

   200,000        Missouri, Third Street Building Project, SPA First Chicago, VRDN*, 3.90%,
                    8/01/99 ....................................................................     200,000

   300,000        Montgomery, AL, Baptist Medical Center, Special Care Facilities Financing
                    Authority, Series H, AMBAC Insured, VRDN*, 3.70%, 12/01/30 .................     300,000

   200,000        Nebraska Higher Education Loan Program, SPA, SLMA, MBIA Insured,
                    VRDN*, 3.65%, 12/01/15 .....................................................     200,000

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----

$ 5,100,000       New York City, NY, GO, LOC Chase Manhattan Bank, VRDN*, 5.00%, 8/01/23 ......   $5,100,000

  2,500,000       New York City, NY, GO, Landesbank Hessen Liquidity, VRDN*, 3.60%, 2/15/20 ...    2,500,000

  4,000,000       New York City, NY, Municipal Water Finance Authority, Water & Sewer System
                    RB, TR Receipts Series 29, The Bank of New York Liquidity, VRDN*,
                    3.90%, 6/15/30 ............................................................    4,000,000

     40,000       New York City, NY, New PHA, 3.38%, 01/01/98 .................................       39,740

 10,700,000x      New York State, DAR, TRS 27, 3.95%, 7/01/24, City University, Floating Rate
                    Trust Receipts 27, MBIA Insured, Liquidity The Bank of New York ...........   10,700,000

  3,000,000       New York State Energy Research & Development Authority, PCR, New York,
                    State Electric & Gas Co., Series D, LOC Union Bank of Switzerland,
                    VRDN*, 5.00%, 10/01/29 ....................................................    3,000,000

  2,100,000       New York State, Job Development Authority, St. Gtd., Special Purpose Series
                    A-1 thru A-25, LOC Sumitomo Bank, VRDN*, 5.25%, 3/01/07 ...................    2,100,000

  5,200,000       Newport Beach CA, RB, Hoag Memorial Hospital Series B, SPA Bank of
                    America, 5.00%, 10/01/06 ..................................................    5,200,000

     50,000       North Little Rock, AR, New PHA, FGIC Insured, 3.25%, 6/01/98 ................       49,670

  1,100,000       Orange County, CA, Water District Project B, COP, LOC National
                    Westminister VRDN*, 4.85%, 8/15/15 ........................................    1,100,000

  4,000,000       Princeton, IN, PCR, PSI Energy, Inc., Proj., LOC Morgan Guaranty, VRDN*,
                    5.10%, 4/01/22 ............................................................    4,000,000

    125,000       Scioto County, OH, HFR, VHA, Central Capital Project, AMBAC Insured,
                    VRDN*, 3.70%, 12/01/25 ....................................................      125,000

  4,500,000       Sweetwater County, WY, PCR, Idaho Power Co. Project Series C, VRDN*,
                    5.10%, 7/15/26 ............................................................    4,500,000

  1,600,000       Uinta County, WY, PCR, Chevron Corp Project, VRDN*, 5.00%, 8/15/20 ..........    1,600,000

  4,500,000       Valdez, AK, Marine Term Revenue, Exxon Pipeline Co. Project A, VRDN*,
                    5.00%, 12/01/33 ...........................................................    4,500,000

    200,000       Wake County, NC, PCR, Carolina Power & Light Project, LOC Sumitomo
                    Bank, VRDN*, 4.15%, 10/01/15 ..............................................      200,000
                                                                                                 -----------
                  Total Investments (Cost $75,869,410) ........................................  $75,869,410
                                                                                                 ===========

 *Variable Rate Demand Notes (VRDN) are instruments  whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.

**Cost is the same for Federal income tax purposes.

 xThe Fund owns 100% of the security and therefore there is no trading in the security.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Legend

Issue    AMBAC    American Municipal Bond Assurance Corporation

         DAR      Dormitory Authority Revenue

         AMT      Alternative Minimum Tax

         GO       General Obligation

         ETM      Escrowed to Maturity

         HFAR     Health Facilities Authority Revenue

         HFR      Hospital Facilities Revenue

         IDB      Industrial Development Board

         IDR      Industrial Development Revenue

         LOC      Letter of Credit

         MBIA     Municipal Bond Insurance Assurance Corporation

         PCR      Pollution Control Revenue

         PHA      Public Housing Authority

         RB       Revenue Bond

         SLMA     Student Loan Marketing Association

         SPA      Stand By Bond Purchase Agreement

         SWDF     Solid Waste Disposal Facility

         TRANS    Tax Revenue Anticipation Notes

         TRS      Trust Receipt Series








                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. Each series is considered a separate entity for financial reporting and tax purposes. The Tax-Free Money Market Series (the Series) investment objective is to provide as high a level of current income exempt from federal income tax as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

    Valuation of Securities:

      Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

    Federal Income Taxes:

      It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions:

      The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General:

      Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the Tax-Free Money Market Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.5% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Proceeding Against the Manager

    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC), the Fund's Distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated series, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. The amounts paid under the plan compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc., (FSSI) an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI for the year ended December 31, 1997 amounted to $17,745.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,270,069. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                  Year ended        Year ended
                                                 December 31,      December 31,
                                                     1997              1996
                                               --------------    --------------
     Shares sold ..............................$2,566,332,934    $3,547,580,681

     Shares issued on reinvestment of dividends     1,048,578         1,042,865

     Shares redeemed ..........................(2,558,739,108)   (3,555,253,329)
                                               --------------        ----------
     Net (decrease) increase ..................$    8,642,404        (6,629,783)
                                               ==============        ==========


5. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities for $500,000. Borrowings under this agreement bear interest linked to the bank's prime rate. The Series had no borrowing under the line of credit agreement as of or during the year ended December 31, 1997.

6. Expenses Paid Indirectly

    The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $41,000 for the year ended December 31, 1997.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamentals' Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

9. Selected Financial Information


                                                                                   Years Ended December 31,
                                                              --------------------------------------------------------------
                                                              1997              1996      1995           1994           1993
                                                              ----              ----      ----           ----           ----
PER SHARE DATA AND RATIOS
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ........................  $1.00              $1.00     $1.00         $1.00          $1.00

Income from investment operations:
Net investment income .....................................   0.022              0.023     0.026         0.017          0.014

Less Distributions:
Dividends from net investment income ......................  (0.022)            (0.023)   (0.026)       (0.017)        (0.014)

Net Asset Value, End of Period ............................  $1.00              $1.00     $1.00         $1.00          $1.00

Total Return ..............................................   2.19%              2.28%     2.60%         1.69%          1.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) .....................  13,263              4,621    11,251         9,004          5,830

Ratios to Average Net Assets
    Expenses ..............................................   1.52%(D)(D) (D)    1.54%     1.53%(D)(D)   0.91%(D)        .95%(D)
    Net investment income .................................   2.10%              2.04%     2.43%         1.55%          1.25%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................................  $  -               $  218    $  -          $  451         $ 290

Average amount of bank loans outstanding during the period
  (000 omitted) ...........................................  $  -               $  -      $   41        $   53         $ 111

Average number of shares outstanding during the period
  (000 omitted) ...........................................  48,801             56,876    44,432        56,267        25,786

Average amount of debt per share during the period ........  $  -               $  -      $ .001        $ .001        $ .004


   (D)These ratios are after expense reimbursement of  .02%, .44% and .67%, for each of the years ended  December 31, 1997, 1994 and
      1993, respectively.

(D)(D)These ratios would have been 1.44%, 1.40% and 1.35% net of expense offsets of .08%, .14% and .18% for the years ended December
      31, 1997, 1996 and 1995, respectively.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-lncome Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Note 2 for information regarding regulatory proceedings and transactions with affiliates.

                                                            S I G N A T U R E

New York, New York
March 2, 1998, except for Note 8 as to which the date is March 25, 1998.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value (Note 5)
    (cost $2,739,553) ...................................  $2,832,290
  Interest receivable ...................................      40,346
  Receivable for fund shares sold .......................     463,520
                                                           ----------
               Total assets .............................   3,336,156
                                                           ----------
LIABILITIES
  Payable for investments purchased .....................     615,650
  Accrued expenses ......................................      11,735
  Bank overdraft payable ................................     452,313
  Dividend payable ......................................       1,233
  Payable for fund shares redeemed ......................         240
                                                           ----------
               Total liabilities ........................   1,081,171
                                                           ----------
NET ASSETS consisting of:
  Accumulated net realized
    loss ....................................  $ (158,714)
  Unrealized appreciation
    of securities ...........................      92,737
  Paid-in-capital applicable to
    299,472 shares of
    beneficial interest
    (Note 4) ................................   2,320,962
                                              -----------
                                                           $2,254,985
                                                           ==========
NET ASSET VALUE PER SHARE ...............................  $     7.53
                                                           ==========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ....................                 $140,428

EXPENSES (Notes 2 and 3)
  Investment advisory fees ........... $ 14,600
  Custodian and accounting fees ......   43,046
  Transfer agent fees ................    8,970
  Trustee fees .......................    2,413
  Distribution fees ..................    9,125
  Professional fees ..................   21,443
  Postage and printing ...............    8,077
  Other ..............................    3,583
                                       --------
         Total expenses ..............  111,257
  Less: Expenses waived or reimbursed
    by the manager and affiliates ....  (64,243)
                                       --------
         Net expenses ................                   47,014
                                                       --------
         Net investment income .......                   93,414

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments ...   17,891
Change in unrealized appreciation of
  investments for the year ...........  166,782
                                       --------
         Net gain on investments .....                  184,673
                                                       --------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS .........................                 $278,087
                                                       ========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------------------------------
                                                                                 1997             1996
INCREASE (DECREASE) IN NET ASSETS FROM:                                          ----             ----
OPERATIONS
  Net investment income ...................................................   $  93,414        $ 108,670
  Net realized gain on investments ........................................      17,891           22,294
  Unrealized (depreciation) appreciation of investments for the year ......     166,782          (22,733)
                                                                              ---------        ---------
         Net increase in net assets from operations .......................     278,087          108,231

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ...................................................     (93,414)        (108,670)

CAPITAL SHARE TRANSACTIONS (Note 4) .......................................     212,100          401,216
                                                                              ---------        ---------
         Total increase ...................................................     396,773          400,777

NET ASSETS:
  Beginning of year .......................................................   1,858,212        1,457,435
                                                                              ---------        ---------
  End of year .............................................................  $2,254,985       $1,858,212
                                                                             ==========       ==========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----

  $ 40,000        Allegheny County, PA, IDA, AFR, USAir Inc., 8.88%, 3/01/21 ................................$  40,782

    40,000        Brookhaven, NY, IDA, CFR, Dowling College, 6.75%, 3/01/23 .................................   42,730

   250,000        Colorado Health Facilities Authority, RHR, Liberty Heights Project, ETM, CAB, 7/15/24 .....   60,317

   100,000        Corona, CA, COP, Vista Hospital Systems Inc. 8.38%, 7/01/11 ...............................  109,361

   100,000        Escambia, FL, Housing Corporation, Royal Arms Project, Series B, 9.00%, 7/01/16 ...........  103,202

    70,000        Florence County, SC, IDA, RB, Stone Container Corp., 7.38%, 2/01/07 .......................   74,070

   500,000        Foothill / Eastern TCA, Toll Road Revenue, CAB, 1/01/26 ...................................  106,500

    25,000        Hildago County, TX, Health Services, Mission Hospital Inc Project, 6.88%, 8/15/26 .........   26,567

    50,000+       Illinois Development Financial Authority, Solid Waste Disposal, RB, Ford Heights Waste
                    Tire Project, 7.88%, 4/01/11 ............................................................   10,582

    45,000        Illinois Health Facilities Authority, Midwest Physician Group Ltd Project, RB, 8.13%,
                    11/15/19 ................................................................................   48,833

    35,000        Indianapolis, IN, RB, Robin Run Village Project, 7.63%, 10/01/22 ..........................   38,463

    50,000        Joplin, MO, IDA, Hospital Facilities Revenue, Tri State Osteopathic, 8.25%, 12/15/14 ......   53,674

    50,000        Los Angeles, CA, Regional Airport, Continental Airlines, AMT, 9.25%, 8/01/24 ..............   59,104

   630,000        Marengo County, AL, Port Authority Facilities, RB, CAB, Series A, 3/01/19 .................  141,252

    75,000        Maryland Economic Development Corporation, Nursing Facilities Mortgage RB,
                    Ravenwood Healthcare, Series A, 8.38%, 8/01/26 ..........................................   78,529

    85,000        Montgomery County, TX, Health Facilities Development Corp., The Woodlands Medical
                    Center, 8.85%, 8/15/14 ..................................................................   93,171

   100,000        New York City, NY, Municipal Water Finance Authority, Water & Sewer RB, TR Receipts
                    Series 29, 6.56%, 6/15/30 ...............................................................   96,974

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 27, MBIA Insured,
                    Liquidity The Bank of New York, 8.22%, 7/01/24 ..........................................  109,979

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 28, AMBAC Insured,
                    Liquidity The Bank of New York, 7.63%, 7/01/25 ..........................................  105,279

 5,000,000        New York State, DAR, CAB, FHA Presbyterian Hospital Series A, AMBAC Insured,
                    8/15/36 .................................................................................  643,400

   100,000#x      Niagara Falls, NY, URA, Old Falls Street Improvement Project, 11.00%, 5/01/09 .............   35,795

    50,000        Northeast, TX, Hospital Authority Revenue, Northeast Medical Center, 7.25%, 7/01/22 .......   57,455

    75,000        Perdido, FL, Housing Corporation, RB, Series B. 9.25%, 11/01/16 ...........................   75,787

    30,000        Philadelphia, PA, HEHA, Graduate Health Systems Project, 7.25%, 7/01/18 ...................   31,468

    60,000        Port Chester, NY, IDA, Nadal Industries Inc Project, 7.00%, 2/01/16 .......................   61,876

    75,000        San Antonio, TX, HFC, Multi Family Housing, RB, Agape Metro Housing Project, Series
                    A, 8.63%, 12/01/26 ......................................................................   75,989

    75,000        San Bernardino, CA, San Bernardino Community Hospital, RB, 7.88%, 12/01/19 ................   77,531

   100,000        San  Bernardino  County,  CA, COP,  Series PA-38,  MBIA Insured,  IFRN*, 11.92%, 7/01/16,
                    Rule 144A Security (restricted as to resale except to qualified institutions) ...........  113,555

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----
$ 35,000          San Joaquin Hills, CA, TCA, Toll Road Revenue, 7.00%, 1/01/30 ............................$   40,033

  60,000x         San Jose, CA,  Redevelopment  Agency, Tax Allocation Bonds, IFRN*, MBIA Insured,
                    5.83%,  8/01/16,  MBIA Insured,  Rule 144A Security  (restricted as to resale except to
                    qualified institutions) ................................................................   61,304

 150,000          Savannah, GA Economic Development Authority Revenue, ETM, CAB, 12/01/21 ..................   39,940

  45,000          Schuylkill County, PA, IDA Resouce Recovery, Schuylkill Energy Res Inc. AMT, 6.50%,
                    1/01/10 ................................................................................   46,040

  15,000(D)#      Troy, NY, IDA, Hudson River Project, 11.00%, 12/01/94 ....................................    6,150

  75,000(D) (D)(D)Villages at Castle Rock, CO, Metropolitan District #4, 8.50%, 6/01/31 ....................   39,138

  25,000          Wayne, MI, AFR, Northwest Airlines Inc. 6.75%, 12/01/15 ..................................   27,460
                                                                                                            ----------
                  Total Investments (Cost $2,739,553)** ....................................................$2,832,290
                                                                                                            ==========


    ** Cost is approximately the same for income tax purposes.

     * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

     # The value of this non-income producing security has been estimated by persons designated by the Fund's Board of
       Trustees using methods the Trustees believe reflect fair value. See note 5 to the financial statements.

     + Non-income producing security.

(D)(D) Security in default. Interest paid on cash flow basis. Rate shown as of December 31, 1997.

x The Fund or its affiliates owns 100% of the security and therefore there is no trading in the security.

Legend

o Issue  AFR      Airport Facilities Revenue
         AMBAC    American Municipal Bond Assurance Corporation
         AMT      Subject to Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         COP      Certificate of Participation
         CFR      Civic Facility Revenue
         DAR      Dorm Authority Revenue
         ETM      Escrowed to Maturity
         FHA      Federal Housing Authority
         HEHA     Higher Education and Health Authority
         HFC      Housing Finance Corporation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         RB       Revenue Bond
         RHR      Retirement Housing Revenue
         TCA      Transportation Corridor Agency
         URA      Urban Renewal Agency


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The High-Yield Municipal Bond Series (the Series) seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

Valuation of Securities: The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

Federal Income Taxes: It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

Distributions: The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager voluntarily waived fees and reimbursed expenses of $49,643 for the year ended December 31, 1997. See Note 7.

    SEC Administrative Action Against The Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC) the Funds distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees in the amount of $9,125 for the year ended December 31, 1997.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI amounted to $5,012.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $2,320,962. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ....................................    2,941,324    20,530,136     1,912,593      $12,834,095
Shares issued on reinvestment of dividends .....       11,426        79,995        11,925           80,347
Shares redeemed ................................   (2,924,097)  (20,398,031)   (1,859,933)     (12,513,226)
                                                   ----------   -----------    ----------      -----------
Net increase ...................................       28,653   $   212,100        64,585      $   401,216
                                                   ==========   ===========    ==========      ===========

5. Investment Transactions

    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $91,665 at December 31, 1997 (4.1% of net assets). As indicated in the Statement of Investments, the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $6,150 at December 31, 1997 has been estimated in good faith under methods determined by the Board of Trustees.

    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The Fund was party to an agreement whereby certain related bonds owned by an affiliate were to be subject to repayment under a debt assumption agreement. The agreement allowed the affiliate to allocate a portion of the debt services it receives to the URA Bond. In exchange the Fund forfeited certain rights it had as holder of the URA bond. The debt assumption was not completed and the timing and amount of debt service payments is uncertain. The value of this bond is $35,795, and is valued at 35.80% of face value at December 31, 1997 under methods determined by the Board of Trustees.

    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,982,245 and $2,610,195, respectively.

    As of December 31, 1997 net unrealized appreciation of portfolio securities amounted to $92,737, composed of unrealized appreciation of $225,341 and unrealized depreciation of $132,604.
    The Fund has capital loss carryforwards to offset future capital gains as follows:
                             Amount     Expiration
                            -------     ----------
                            $23,500     12/31/1998
                             22,200     12/31/1999
                             20,500     12/31/2000
                             54,300     12/31/2002
                             40,000     12/31/2003
                           --------
                           $160,500
                           ========

6. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

7. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 6.


8. Selected Financial Information

                                                                       Years Ended December 31,
                                                               -----------------------------------------
                                                               1997     1996     1995     1994      1993
PER SHARE OPERATING PERFORMANCE                                ----     ----     ----     ----      ----
  (for a share outstanding throughout the period)
Net asset value, beginning of period                           $6.86    $7.07    $5.92    $7.27     $7.30
                                                               -----    -----    -----    -----     -----
Income from investment operations:
  Net investment income                                         0.37     0.47     0.34     0.43      0.39
  Net realized and unrealized gains (losses) on investments     0.67    (0.21)    1.15     1.35)    (0.03)
                                                               -----    -----    -----    -----     -----
  Total from investment operations                              1.04     0.26     1.49    (0.92)     0.36
                                                               -----    -----    -----    -----     -----
Less distributions:
Dividends from net investment income                           (0.37)   (0.47)   (0.34)   (0.43)    (0.39)
                                                               -----    -----    -----    -----     -----
Net asset value, end of period                                 $7.53    $6.86    $7.07    $5.92     $7.27
                                                               =====    =====    =====    =====     =====

Total Return                                                  15.71%    4.05%   25.70%  (12.92%)    5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        2,255    1,858    1,457      979     1,087
Ratios to average net assets:
  Expenses*                                                    2.58%    2.49%    2.50%    2.50%     2.50%
  Net investment income*                                       5.12%    6.85%    5.15%    6.70%     5.40%
Portfolio turnover rate                                        3.79%  139.26%   43.51%   75.31%    84.89%

BANK LOANS
Amount outstanding at end of period (000 omitted)              $ -        228      379    $ -       $ -
Average amount of bank loans outstanding during the period
  (000 omitted)                                                $ -      $ -         61    $ -       $ -
Average  number of shares  outstanding  during the period
  (000 omitted)                                                  260      237      183      156       145
Average  amount of debt per share  during the period           $ -      $ -      $0.33    $ -       $ -

**These ratios are after expense reimbursements of 3.52%, 4.59%, 6.22%, 6.20% and 5.76%, for each of the years ended December 31, 1997, 1996, 1995, 1994 and 1993, respectively.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Note 2 for information regarding regulatory proceedings and transactions with affiliates.



New York, New York
March 2, 1998, except for Note 7 as to which the date is March 25, 1998.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
    (cost $13,023,839) (Notes 5 and 6)                         $15,023,792
  Receivables:
    Interest                                                        67,739
    Fund shares sold ................                                4,001
                                                               -----------
        Total assets ................                           15,095,532
                                                               -----------
LIABILITIES
  Loans .............................                              225,907
  Options written at value
    (premiums received $18,801)
    (Note 5) ........................                               10,625
  Securities sold subject to
    repurchase (Note 6) .............                            4,744,054
  Payables:
    Dividends declared ..............                               11,104
    Shares redeemed .................                                9,353
    Variation margin ................                               41,563
    Accrued expenses ................                               22,580
                                                               -----------
        Total liabilities ...........                            5,065,186
                                                               -----------
NET ASSETS consisting of:
  Accumulated net realized loss ..... $(17,833,560)
  Unrealized appreciation of
    securities ......................    1,999,953
  Unrealized appreciation of
    options written .................        8,176
  Unrealized depreciation of open
    future contracts ................     (103,270)
  Paid-in-capital applicable to
    7,116,688 shares of beneficial
    interest ........................   25,959,047
                                       -----------
                                                               $10,030,346
                                                               ===========
NET ASSET VALUE PER SHARE                                            $1.41
                                                                     =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income, net of $315,574
  of interest expense ......................                    $1,812,306

EXPENSES (Notes 2, 3 and 6)
  Investment advisory fees ................. $  88,681
  Custodian and accounting fees ............    61,165
  Transfer agent fees ......................    71,081
  Professional fees ........................   563,154
  Trustees' fees ...........................     5,458
  Printing and postage .....................     9,502
  Interest on bank borrowing ...............   324,872
  Distribution expenses ....................    29,560
  Other ....................................    14,012
                                             ---------
        Total expense ...................... 1,167,485

        Less: Expenses waived or
          reimbursed by the
          manager and affiliates ...........  (162,637)
                                             ---------
        Net expenses .......................                     1,004,848
                                                                ----------
        Net investment income ..............                       807,458
                                                                ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments ............................ 1,027,730
    Future and options on futures ..........  (956,715)             71,015
                                             ---------
  Change in unrealized appreciation
    (depreciation) of investments,
    options and futures contracts
    for the period:
      Investments ..........................    66,558
      Open option contracts
        written ............................      (312)
      Open futures contracts ...............  (339,726)           (273,480)
                                             ---------          ----------
  Net loss on investments ..................                      (202,465)
                                                                ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..........................                     $ 604,993
                                                                 =========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                                                Year Ended     Year Ended
                                                                                 December       December
                                                                                 31, 1997       31, 1996
                                                                                 --------       --------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ......................................................  $  807,458    $ 1,254,448
  Net realized gain on investments ...........................................      71,015        433,173
  Unrealized (depreciation) on investments, options and futures contracts ....    (273,480)    (1,070,217)
                                                                               -----------    -----------
           Net increase in net assets from operations ........................     604,993        617,404
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..........................................................    (807,458)    (1,254,448)
CAPITAL SHARE TRANSACTIONS (Note 4) ..........................................  (2,991,556)    (1,332,818)
                                                                               -----------    -----------
           Total decrease ....................................................  (3,194,021)    (1,969,862)
NET ASSETS
  Beginning of year ..........................................................  13,224,367     15,194,229
                                                                               -----------    -----------
  End of year ................................................................ $10,030,346    $13,224,367
                                                                               ===========    ===========


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES
    Net increase in net assets from operations ................................   $  604,993
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchase of investment securities .........................................   (2,228,044)
    Proceeds on sale of securities ............................................    8,312,593
    Premiums received for options written .....................................      633,904
    Premiums paid to close options written ....................................     (977,704)
    Decrease in interest receivable ...........................................       28,925
    Decrease in variation margin receivable ...................................      218,791
    Decrease in accrued expenses ..............................................      (93,909)
    Net accretion of discount on securities ...................................     (187,473)
    Net realized (gain) loss:
      Investments .............................................................   (1,027,730)
      Options written .........................................................      309,113
    Unrealized appreciation on securities and options written for the period ..      (66,246)
                                                                                  ----------
      Total adjustments .......................................................    4,922,220
                                                                                  ----------
      Net cash provided by operating activities ...............................    5,527,213
                                                                                  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:*
  Net repayments on sale of securities sold subject to repurchase .............   (1,617,934)
  Net borrowings of note payable ..............................................      (49,281)
  Proceeds on shares sold .....................................................      728,056
  Payment on shares  repurchased ..............................................   (4,356,318)
  Cash dividends paid .........................................................     (231,736)
                                                                                  ----------
      Net cash used in financing activities ...................................   (5,527,213)
                                                                                  ----------
      Net increase in cash ....................................................        0

CASH  AT  BEGINNING  OF YEAR ..................................................        0
                                                                                  ----------
CASH  AT END OF  YEAR .........................................................   $    0
                                                                                  ==========

*Non-cash financing activities not included herein consist of reinvestment of dividends of $642,058. Cash payments for interest expense totaled $333,352 for the period.


STATEMENT OF OPTIONS WRITTEN

December 31, 1997
---------------------------------------------------------------------------------------------
     Number of                                                     Expiration
     Contracts++                  Options Written                     Month          Value
     -----------                  ---------------                  ----------        -----
        40          U.S. Treasury Bonds, Call @ $123 ...........  February 1998     $10,625
                                                                                    -------
                                                                                    $10,625
                                                                                    =======

   ++Each contract represents $100,000 face value of U.S. Treasury Bond Futures.


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

         Principal        Interest         Maturity
          Amount           Rate o            Date          Value
          ------           ------            ----          -----

   United States Treasury Securities-49.03%
     United States Treasury Bonds
            85,000(2)       0.00% ZCS      11/15/03     $   60,395
         4,300,000(2)       0.00% PS       11/15/06      2,574,333
         3,500,000(5)       9.00%          11/15/18      4,731,566
                                                        ----------
                        (Cost $6,403,170)                7,366,294
                                                        ----------
   United States Agency Backed Securities-50.97%
     Federal Home Loan Mortgage Corporation
           843,718(1)       9.25%          08/15/23        928,005
           285,124(1)       6.50% Z-Bond   12/15/23        261,907
           750,000         13.59% IFRN     05/15/24        858,060
           209,406(2)      15.30% IFRN     05/25/24        251,287
           180,000         12.00% TTIB     03/15/27        180,079

     FNMA-Federal National Mortgage Assoc.

           356,450(4)(1)   15.50% TTIB     03/25/23        381,224
         3,671,204(4)(1)   15.30% TTIB     03/25/23      4,185,686
           490,760(4)      14.49% TTIB     05/25/23        544,900
                                                        ----------
                                                         7,591,148
                                                        ----------
     FICO-Financing Corporation (U.S. Government Agency)

           100,000          0.00% ZCS      11/02/12         39,284
           100,000          0.00% ZCS      08/03/18         27,066
                                                        ----------
                        (Cost $6,620,669)                   66,350
                                                        ----------
      Total investments (Cost $13,023,839)(3)          $15,023,792
                                                        ----------

(1) Segregated for securities sold subject to repurchase (Note 6)
(2) Segregated, in whole or part, as initial margin for futures contracts
    (Note 5)
(3) Cost is the same for Federal income tax purposes
(4) The Fund owns 100% of the security or tranche. See Note 5 to the financial statements.
(5) Securities sold subject to repurchase (Note 6).

o Legend-IFRN: Inverse Floating Rate  Notes are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

         TTIB: Two-Tiered Index Floating Rate Bonds are instruments with two coupon levels. The "first tier" coupon is at a fixed rate, effective as long as the underlying index is at or below the strike level. At the strike level, the "second tier" coupon resets the bond to an inverse floating rate note. See discussion above. Coupons shown are at December 31, 1997.

          ZCS: Zero  Coupon  Securities  are  instruments  whose  interest   and
               principal are paid at maturity.

       Z Bond: A Z Bond is an instrument whose monthly interest coupon is paid at a fixed rate in additional principal. Principal is paid at maturity.

           PS: Principal Stripped Bonds are instruments whose principle and coupon have been separated and sold separately.



                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). The objective of the Series is to provide high current income with minimum risk of principal and relative stability of net asset value. The Series seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereunder collectively referred to as "Government Securities"). The Series also uses leverage in seeking to achieve its investment objective. Each series is considered a separate entity for financial reporting and tax purposes.

        Valuation of Securities-The Series portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe reflect fair value.

        Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

    Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Series' repurchase agreements will at all times be fully collateralized in an amount equal to the purchase price including accrued interest earned on the underlying security.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

        Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

        Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and discounts are accreted to interest income.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    The Series has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement the Manager serves as investment adviser to the Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. The Manager waived fees and reimbursed expenses of $133,077 for the year ended December 31, 1997. See
Note 8.

    SEC Administrative Proceeding Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

alleged failure of the Fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee which is accrued daily and paid monthly at an annual rate of 0.25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1997 is set forth in the Statement of Operations. FSC has waived fees in the amount of $29,560.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials relating to the Fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Series compensated Fundamental Shareholders Services, Inc. (FSSI), an affiliate of the Manager, for services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. The amount paid by the Series to FSSI for the year ended December 31, 1997 amounted to $57,038.

    Commissions Paid to Affiliate
    The Series effects a significant portion of its futures and options transactions through LAS Investments, Inc. (LAS), an affiliated broker-dealer. Commissions paid to LAS amounted to approximately $14,591 for the year ended December 31, 1997.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $25,959,047. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ...................................     521,491      $  732,057     1,209,491      $1,721,466
Shares issued on reinvestment of dividends ....     457,380         642,058       605,897         860,888
Shares redeemed ...............................  (3,119,211)     (4,365,671)   (2,749,791)     (3,915,172)
                                                 ----------     -----------     ---------     -----------
Net decrease ..................................  (2,140,340)    ($2,991,556)     (934,403)    ($1,332,818)
                                                 ==========     ===========     =========     ===========


5. Complex Services, Off Balance Sheet Risks and Investment Transactions

    Two-Tiered Index Floating Rate Bonds (TTIB):
    The Fund invests in Two-Tiered Index Floating Rate Bonds. The term two-tiered refers to the two coupon levels that the TTIB's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note. See discussion of inverse floating rate notes below. Changes in interest rate on the underlying security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

    Additionally the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active market in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $5,111,810 (or 50.96% of net assets) as of December 31, 1997.

    Inverse Floating Rate Notes (IFRN):
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Futures Contracts and Options on Futures Contracts:
    The Fund invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

    The Fund's principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its municipal bond portfolio, and to enhance its total return. The Fund's principal objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. For the year ended December 31, 1997, the Fund had daily average notional amounts outstanding of approximately $15,136,000 and $5,737,561 of short positions on US Treasury Bond Futures and Options Written on US Treasury Bond Futures respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The Fund had the following open futures contracts at December 31, 1997.

                                  Principal               Expiration  Unrealized
          Type                      Amount        Position   Month       Loss
          ----                      ------        --------   -----       ----
U.S. Treasury Bond .............  $7,000,000       Short     3/98     ($103,270)

    Portfolio securities with an aggregate value of approximately $1,389,306 have been segregated as initial margin as of December 31, 1997.

    In addition, the following table summarizes option contracts written by the Series for the year ended December 31, 1997:

                                   Number of  Premiums                Realized
                                   Contracts  Received      Cost        Loss
                                   ---------  --------      ----        ----
Contracts outstanding
  December 31, 1996 ..............    40       $53,488

Options written ..................   780       633,904

Contracts closed or expired ......  (780)     (668,591)    $977,704   ($309,113)
                                     ---       -------
Contracts outstanding
  December 31, 1997 ..............    40      $ 18,801
                                     ===      ========

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Other Investment Transactions
    For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,228,044 and $7,702,650, respectively.

    As of December 31, 1997, the Fund had no unrealized appreciation or depreciation for tax purposes since it has elected to recognize market value changes each day for tax purposes.

    The Fund has capital loss carryforwards to offset future capital gains as follows:
                           Amount         Expiration
                           ------         ----------
                        $15,000,500       12/31/2002
                            588,100       12/31/2004
                            202,500       12/31/2005
                        -----------
                        $15,791,100
                        ===========


6. Borrowing

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

    The Series enters into reverse repurchase agreements collateralized by portfolio securities equal in value to the repurchase price. The reverse repurchase agreement outstanding at December 31, 1997 bears an interest rate of 5.9%. Portfolio securities with an aggregate value of approximately $5,757,000 have been segregated for securities sold subject to repurchase as of December 31, 1997.

    The maximum month-end and the average amount of borrowing outstanding under these arrangements during the year ended December 31, 1997 were approximately $6,329,000 and $5,967,000.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $232,500. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    The Manager and FSC waived fees in the amount of $96,077 and $29,560, respectively for the year ended December 31, 1997. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $102,863 as of April 30, 1998. The independent trustees have instructed the Manager to escrow the full amount incurred by the Fund of approximately $232,500.

9. Selected Financial Information

                                                      Year       Year          Year           Year          Year
                                                      Ended      Ended         Ended          Ended         Ended
                                                  December 31, December 31, December 31,   December 31,  December 31,
                                                      1997       1996          1995           1994          1993
                                                      ----       ----          ----           ----          ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $ 1.43     $ 1.49        $ 1.37        $ 2.01        $ 2.02
                                                      ------     ------        ------        ------        ------
Income from investment operations
Net investment income .............................     0.10       0.13          0.08          0.14          0.16
Net realized and unrealized gain/(loss) on
  investments .....................................    (0.02)     (0.06)         0.12         (0.64)          -
                                                      ------     ------        ------        ------        ------
      Total from investment operations ............     0.08       0.07          0.20         (0.50)         0.16
                                                      ------     ------        ------        ------        ------
Less distributions
Dividends from net investment income ..............    (0.10)     (0.13)        (0.08)        (0.14)        (0.16)
Dividends from net realized gains .................      -          -             -             -           (0.01)
                                                      ------     ------        ------        ------        ------
Net asset value, end of period ....................   $ 1.41     $ 1.43        $ 1.49        $ 1.37        $ 2.01
                                                      ======     ======        ======        ======        ======
Total return ......................................     5.51%      5.02%        15.43%       (25.57%)        8.14%

Ratios/supplemental data:
Net assets, end of period (000 omitted) ...........  $10,030     13,224        15,194        19,020        63,182
  Ratios to average net assets
  Interest expense (a) ............................    2.75%       2.61%         3.00%         2.01%         1.54%
  Operating expenses ..............................    5.75%       3.41%         3.05%         2.16%         1.39%
                                                      ------     ------        ------        ------        ------
      Total expenses+ (a) .........................    8.50%       6.02%         6.05%         4.17%         2.93%
                                                      ======     ======        ======        ======        ======
  Net investment income+ ..........................    6.83%       9.01%         5.91%         8.94%         7.85%
Portfolio turnover rate ...........................   12.55%      12.65%       114.36%        60.66%        90.59%

Borrowings
Amount outstanding at end of period
  (000 omitted) ...................................  $4,969      $6,610       $ 7,481       $ 9,674       $31,072
Average amount of debt outstanding during the
  period (000 omitted) ............................  $5,967      $6,577       $ 7,790       $16,592       $28,756
Average number of shares outstanding during the
  period (000 omitted) ............................   8,433       9,764        11,571        21,436        28,922
Average amount of debt per share during the
  period ..........................................   $ .71       $ .67         $ .67         $ .77         $ .99

  +These ratios are after expense reimbursement of 1.37%, 2.02%, 1.0% and .13% for the years  ended  December 31,
   1997, 1996, 1995 and 1993, respectively.
(a)The ratios for each of the years in the four year period ending December 31, 1996  have  been reclassified  to conform with the 1997 presentations.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
Fundamental U.S. Government Strategic Income Fund Series

    We have audited the accompanying statement of assets and liabilities including the statement of investments and statement of options written, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years then ended and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E



New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

                                 (LEFT COLUMN)

                                   FUNDAMENTAL
                                 FAMILY OF FUNDS
                              90 Washington Street
                                New York NY 10006
                                 1-800-322-6864

                              Independent Auditors
                             McGladrey & Pullen, LLP
                                555 Fifth Avenue
                            New York, New York 10017

                                  Legal Counsel
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022


               These reports and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. These reports are not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.


                                 (RIGHT COLUMN)


                           ---------------------------
                                  Annual Report
                                December 31, 1997

                               NEW YORK MUNI FUND

                            THE CALIFORNIA MUNI FUND

                                   FUNDAMENTAL
                                FIXED-INCOME FUND

                                    TAX-FREE
                               MONEY MARKET SERIES

                                   HIGH-YIELD
                             MUNICIPAL MARKET SERIES

                                   FUNDAMENTAL
                                 U.S. GOVERNMENT
                              STRATEGIC INCOME FUND

                              F U N D A M E N T A L
                           Fundamental Family of Funds

                           ---------------------------

                                                                     Rule 497(c)
                                                       Registration No. 33-12738


(left column)

                                  Fundamental
                               Fixed-lncome Fund
                           High-Yield Municipal Bond
                                     Series

                              90 Washington Street
                               New York, NY 10006
                                 1-800-225-6864

                                   Prospectus

                                   May 1, 1998

This Prospectus pertains to the High-Yield Municipal Bond Series (High-Yield Series) of the Fundamental Fixed-lncome Fund (the Fund), an open-end, non-diversified management investment company (commonly referred to as a mutual fund). The investment objective of the High-Yield Series is to provide a high level of current income exempt from federal income taxes through investment in a portfolio of lower quality municipal bonds (generally with maturities of 20 years or more). Although it is not entirely illustrative of lower quality municipal bonds, lower quality bonds in general, are commonly referred to as "junk bonds."

    This Prospectus concisely sets forth information about the High-Yield Series that you should know before investing. You should read and retain this Prospectus for your future reference. More information about the High-Yield Series is included in the Statement of Additional Information for the High-Yield Series, also dated May 1, 1998, which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by writing to the Fund at the address listed above, or by calling (800) 322-6864. Shareholder inquiries may also be placed through this number.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY NOR HAS THE COMMISSION OR ANY STATE SECURITIES AGENCY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(right column)

                                    Contents


Annual Operating Expenses                                                      2
Financial Highlights                                                           2
Investment Objective and Policies                                              4
    Temporary Investments                                                      6
    Participation Interests, Variable and
      Inverse Floating Rate Investments                                        6
    When-lssued Securities                                                     7
    Futures Contracts                                                          8
    Options                                                                   10
    Repurchase Agreements                                                     11
    Lending Portfolio Securities                                              11
    Borrowings                                                                11
    Portfolio Transactions and Turnover                                       12
    Other Considerations                                                      12
    Private Activity Bonds                                                    12
    Miscellaneous                                                             12
Management                                                                    13
Information about Shares
  of the High-Yield Series                                                    15
    Description of Shares                                                     15
    How to Purchase Shares                                                    16
    Methods of Payment                                                        17
    Purchase Price and Net Asset Value                                        18
    Distribution Expenses                                                     19
    Redemptions                                                               20
    Transfers                                                                 22
Dividends and Tax Matters                                                     22
General Information                                                           24
    Investor Services                                                         24
    Calculating Yield and
      Average Annual Total Return                                             24
    Exchangeability of Shares                                                 25
    Dividend FLEXIVEST Option                                                 25
    Other Information                                                         25
    Independent Accountants                                                   25
    Statement of Additional Information                                       26
Appendix A-Portfolio Composition                                             A-1
Appendix B-Description of Municipal
  Bond Ratings                                                               B-1

(left column)

Annual Operating
Expenses

The following table sets forth the estimated annual operating expenses of the High-Yield Series expressed as a percentage of the average net assets of the High-Yield Series and a hypothetical illustration of the amount of operating expenses of the High-Yield Series that would be incurred by an investor purchasing $1000 of shares of the High-Yield Series that redeems his or her investment at the end of one, three, five and ten years.

Annual Operating Expenses
(as a percentage of average net assets)
--------------------------------------------------------------------------------

Management fees, net of fees waived                                           0%

12b-1  fees1                                                                .50%

Other expenses, net of reimbursements                                      2.08%

Total operating expenses (after waiver
  and/or reimbursement)                                                    2.58%

Expenses waived and/or reimbursed                                          3.52%
                                                                           ----

Total operating expenses (before waiver
  and/or reimbursement)                                                    6.10%
                                                                           ====


The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.

Example: You would pay the following expenses on a $1000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:

          1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
            $61          $180          $297         $577

1As a result of distribution fees of .50% per annum of the Fund's average daily net assets, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

  The purpose of the preceding table is to assist an investor in the High-Yield Series in understanding the various costs and expenses that will be directly or indirectly borne by such investor.

  The example set forth in the above table is for information purposes only and should not be considered as a representation of past or future

(right column)

expenses of the High-Yield Series or of past or future returns on an investment in the High-Yield Series. Actual expenses of the High-Yield Series and the return on an investment in the High-Yield Series may vary significantly from the expenses and investment return assumed in the above example.

For further information regarding management fees, 12b-1 fees, and other expenses of the High-Yield Series, including information regarding the basis on which management fees and 12b-1 fees are paid and expense reimbursements provided by the High-Yield Series' investment adviser, see "Management" and "Information about Shares of the High-Yield Series-Distribution Expenses" in this Prospectus, and the Financial Statements included at the end of the Statement of Additional Information.

    Investors should note that absent the expense reimbursement arrangement set forth in the High-Yield Series' Management Agreement, the High-Yield Series' expenses would have been % of its average net assets.

Financial Highlights

The following information has been audited by McGladrey & Pullen, LLP, independent public accountants, in connection with their audit of the High-Yield Series' financial statements. McGladrey & Pullen's report on the High-Yield Series' financial statements for the year ended December 31, 1997 appears at the end of the Statement of Additional Information. The information listed below should be read in conjunction with the High-Yield Series' full financial statements.



    Selected per share data-High-Yield Series For the years ended December 31, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997, for each share outstanding throughout the period:


                                                                           Year Ended December 31,
                                            ----------------------------------------------------------------------------------------
                                            1997     1996     1995     1994     1993     1992     1991     1990     1989      1988
                                            ----     ----     ----     ----     ----     ----     ----     ----     ----      ----

PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of
  Period .................................  $ 6.86  $ 7.07    $ 5.92   $ 7.27   $ 7.30   $ 7.29   $ 7.02   $ 8.01   $ 8.14  $ 8.69
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
Income from investment
  operations:
Net investment income ....................    0.37    0.47      0.34     0.43     0.39     0.43     0.42     0.53     0.61    0.81

Net realized and unrealized
  gain (losses) on investments ...........    0.67   (0.21)     1.15    (1.35)   (0.03)    0.01     0.27    (0.99)   (0.13)  (0.55)
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
         Total from investment
             operations ..................    1.04    0.26      1.49    (0.92)    0.36     0.44     0.69    (0.46)    0.48    0.26
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
Less Distributions:
Dividends from net
  investment income ......................   (0.37)  (0.47)    (0.34)   (0.43)   (0.39)   (0.43)   (0.42)   (0.53)   (0.61)   0.81)
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value, End of Period ...........  $ 7.53  $ 6.86    $ 7.07   $ 5.92   $ 7.27   $ 7.30   $ 7.29   $ 7.02   $ 8.01  $ 8.14
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
Total Return (annualized) ................  15.71%   4.05%    25.70%  (12.92%)   5.11%    6.26%   10.14%   (5.85%)   5.91%   3.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000) ..........   2,255   1,858    1,457       979    1,087    1,050    1,176    1,471    1,719   1,793

Ratios to Average Net Assets:
  Expenses, net of
    reimbursment (1) .....................   2.58%   2.49%    2.50%     2.50%    2.50%    2.87%    2.63%    2.24%    2.61%   2.76%

  Net investment income ..................   5.12%   6.85%    5.15%     6.70%    5.40%    5.89%    5.93%    6.90%    7.35%   9.28%

Portfolio turnover rate .................. 133.79% 139.26%   43.51%    75.31%   84.89%  100.21%   15.78%   17.11%   41.10%  25.05%

BANK LOANS

Amount outstanding at end of
  period (000 omitted) ...................  $  -     $ 228   $ 379     $  -     $  -     $  20    $ 103    $  -      $  -    $  -
Average amount of bank loans
  outstanding during the
  period (000 omitted) ...................  $  -     $  -    $  61     $  -     $  -     $  57T   $  29T   $  32T    $  35T  $ 10T

Average number of shares
  outstanding during the
  period (000 omitted) ...................    260      237     183       156      145      144T     188T     205T      226T   120T

Average amount of debt per
  share during the year ..................  $  -     $  -   $ 0.33     $  -     $  -     $ 0.40   $ 0.15   $ 0.16    $ 0.15  $0.08

  T Monthly Average.

(1) The Manager and others assumed  certain  expenses of the Fund during the years ended December 31, 1988,  1989,  1990,  1991,
    1992, 1993, 1994, 1995, 1996 and 1997 equivalent to 2.13%,  2.09%,  2.27%, .11%, 4.83%, 5.76%, 6.20%, 6.22%, 4.59% and 3.52%
    of average net assets, respectively.


(left column)

Investment Objective and Policies

The investment objective of the High-Yield Series is to provide a high level of current income exempt from federal income taxes through the investment in a portfolio of lower quality municipal bonds.

    The policy of the High-Yield Series is to invest under normal circumstances at least 80% of its assets in debt securities issued by, or on behalf of, states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, or instrumentalities, the interest on which is exempt from federal income tax (municipal bonds). As a temporary defensive measure under certain market conditions, the High-Yield Series may invest up to 50% of its assets in short-term taxable investments. See Temporary Investments below.

    The High-Yield Series invests at least 65% of its assets in the lower quality, high-yield municipal bonds that are rated BB or lower by Standard & Poor's Corporation (S&P) or Ba or lower by Moody's Investors Service, Inc. (Moody's) or are unrated but judged by the Fund's investment adviser to be of at least comparable quality. The High-Yield Series may not invest any of its assets in municipal bonds that are not currently paying income or in municipal bonds that are rated lower than C by S&P or Moody's. There is no limit on the percentage of its assets that the High-Yield Series may invest in unrated securities that would otherwise qualify for purchase by the High-Yield Series. Although the High-Yield Series invests its assets predominantly in the lower quality municipal bonds described above due to the higher yield they provide, the High-Yield Series may under certain conditions invest in higher quality securities. For example, certain securities with higher risk characteristics that the Fund invests in, such as inverse floaters and previously non-rated zero coupon bonds that have been escrowed with government securities, may have relatively high credit ratings, but still may have higher risk characteristics that make them appropriate for high yield investors.

    The lower quality municipal bonds that comprise a majority of the High-Yield Series' investments generally produce a higher current yield than do municipal

(right column)

bonds of higher ratings. However, these municipal bonds are considered speculative because they involve greater price volatility and risk than do higher rated securities and yields on these bonds will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated securities tend to react differently than the values of higher rated securities. The prices of lower rated securities are less sensitive to changes in interest rates than higher rated securities. Conversely, lower rated municipal bonds also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated municipal bonds to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other securities in the High-Yield Series' portfolio, the net asset value of the High-Yield Series will be negatively affected. Moreover, as the market for lower rated municipal bonds is a relatively new one which has not yet been tested in a recession, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated municipal bonds and disrupting the market for such bonds. Securities purchased by the High-Yield Series as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to municipal bonds rated CCC or lower by S&P or Caa or lower by Moody's. Unrated securities generally carry the same risks as do lower rated securities.

    The High-Yield Series may invest in lower rated municipal bonds that are structured as zero coupon or pay-in-kind bonds. Such bonds may be more speculative and subject to greater fluctuation in value due to changes in interest rates than lower rated, income-bearing municipal bonds. In addition, zero coupon and pay-in-kind bonds are also subject to the risk that

(left column)

in the event of a default, a fund may realize no return on its investment, because these bonds do not pay cash interest. Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds.
Holders of zero coupon securities are considered to receive each year the portion of the original issue discount on such securities that accrues that year (and, in the case of a taxable zero coupon security, must include such amount in gross income), even though the holders receive no cash payments during the year. Consequently, as a fund is accruing original issue discount on these securities (whether taxable or tax-exempt) prior to the receipt of cash payment, it is still subject to the requirement that it distribute substantially all of its income (including tax-exempt income) to its shareholders in order to qualify as a "regulated investment company" under applicable tax law. Therefore, such fund may have to dispose of its portfolio securities under disadvantageous circumstances or leverage itself by borrowing to generate the cash necessary to satisfy its distribution requirements.

  Lower rated municipal bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated municipal bonds tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated municipal bonds may not be as liquid as Treasury and investment grade bonds. The ability of the High-Yield Series to sell lower rated municipal bonds will be adversely affected to the extent that such bonds are thinly traded or illiquid. Moreover, the ability of the High-Yield Series to value lower rated municipal bonds becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such bonds that are thinly traded or illiquid.

(right column)

    Because investors may perceive that there are greater risks associated with the medium to lower rated municipal bonds of the type in which the High-Yield Series may invest, the yields and prices of such securities may tend to fluctuate more than those for securities with a higher rating. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the municipal bond market than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

    The general legislative environment has included discussions and legislative proposals relating to the tax treatment of high-yield municipal bonds. Any or a combination of such proposals, if enacted into law, could negatively affect the value of the high-yield municipal bonds in the High-Yield Series' portfolio. The likelihood of any such legislation is uncertain.

  Fund management believes that the risks of investing in such high-yielding, municipal bonds may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and S&P is considered in selecting portfolio securities, they evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Fund relies, primarily, on its own credit analysis, which includes a study of the existing debt, capital structure, ability to service debts and to pay dividends, and the current trend of earnings for any issuer under consideration for the High-Yield Series' investment portfolio. This may suggest, however, that the achievement of the High-Yield Series' investment objective is more dependent on its proprietary credit analysis, than is otherwise the case for a fund that invests in higher quality bonds. See Appendix A for a summary of the High-Yield Series' asset composition, based on the monthly weighted average of credit ratings of its portfolio securities.

    The High-Yield Series normally purchases long-term municipal bonds with maturities of 20 years or greater because such municipal bonds generally pro-

(left column)

duce higher yields than short-term municipal bonds. Although the market value of all fixed-income securities generally varies inversely with changes in interest rates, long-term securities are more exposed to this variation than short-term securities and thus more likely to cause some instability in the High-Yield Series' share price. The High-Yield Series reserves the right to vary the average maturity of securities it holds.

    A large portion of the High-Yield Series' assets may be invested in municipal bonds whose interest payments are derived from revenues from similar projects or whose issuers share the same geographic location. Consequently, the asset value and performance of the High-Yield Series may be more susceptible to certain economic, political, or regulatory developments than if the High-Yield Series had a more diversified portfolio of investments.

    In making investments, the High-Yield Series considers the advice of its investment adviser and uses the Fund's research facilities to perform its own credit analysis, consisting of an examination of the economic feasibility of revenue bond project financings and general purpose borrowings; the financial condition of the issuer or guarantor with respect to liquidity; cash flow and ability to meet anticipated debt service requirements; and various economic, political, industrial, and geographic trends. Through credit analysis and portfolio diversification, investment risk can be reduced; however, there can be no assurances that losses will not occur. For a general discussion of municipal bonds, see the Appendix included at the end of the Statement of Additional Information. For the ratings of S&P and Moody's for municipal bonds, see Appendix B to this Prospectus.

Temporary Investments

The High-Yield Series anticipates that it may from time to time invest a portion of its total assets on a temporary basis in short-term fixed-income obligations, the interest on which is subject to federal income taxes. Such investments are made only under conditions that, in the opinion of the investment adviser of the High-Yield Series, make such investments advisable. For example, the High-Yield Series

(right column)

may invest in taxable obligations pending investment in municipal bonds of the proceeds from the sale of its shares or investments, or to ensure the liquidity needed to satisfy redemptions of shares and the day-to-day operating expenses of the High-Yield Series. The High-Yield Series invests in only those taxable obligations that are (1) rated A or higher by S&P or Moody's or unrated but judged by its investment adviser to be of at least comparable quality; (2) obli gations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or (3) obligations of banks (including certificates of deposit, bankers' acceptances, and repurchase agreements) with at least $1,000,000,000 of assets. No more than 50% of the assets of the High-Yield Series may be invested in taxable obligations at any one time, and the High-Yield Series anticipates that on a 12-month average, taxable obligations will constitute less than 10% of the value of its total investments.

  The High-Yield Series also invests, from time to time, a portion of its assets in higher quality municipal bonds (those rated BBB or above by S&P or Baa or above by Moody's), such as when there is an influx of assets and sufficient suitable lower quality municipal bonds are not available, or during a period when yield spreads among municipal bonds are narrow and the marginally higher yields of lower quality municipal bonds do not justify, in the judgment of the investment adviser of the High-Yield Series, the increased risk involved.
Securities rated BBB by S&P or Baa by Moody's are considered medium grade, neither highly protected nor poorly secured, with some elements of uncertainty over any great length of time and certain speculative characteristics as well.

Participation Interests, Variable and
Inverse Floating Rate Instruments

The Fund may purchase participation interests from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying municipal obligations.

    The Fund may also invest in municipal obligations which have variable interest rates that are readjusted periodically. Such readjustment may be based either

(left column)

upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Many variable instruments are subject to redemption or repurchase at par on demand by the Fund (usually upon no more than seven days' notice). All variable rate instruments must meet the quality standards of the Fund. The Manager will monitor the pricing, quality and liquidity of the variable rate municipal obligations held by the Fund.

    The Fund may purchase inverse floaters which are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates. Typically, this component pays an interest rate that is reset periodically through an auction process, while the interest rate on the other instrument (the inverse floater) pays a current residual interest rate based on the total difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the auction component. This reflects the approximate rate the issuer would have paid on a fixed-rate bond multiplied by two, minus the interest rate paid on the short-term instrument. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond. The Fund may purchase both the auction and the residual components.

Special Risk Factors Relating to
Inverse Floating Rate Instruments

Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floaters' price will be more volatile than that of a fixed rate bond. Additionally, some inverse floaters contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse

(right column)

floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.

    The Fund may invest in municipal obligations that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap". The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

    The Fund may purchase various types of structured municipal bonds whose interest rates fluctuate according to changes in other interest rates for some period and then revert to a fixed rate. The relationship between the interest rate on these bonds and the other interest rate or index may be direct or inverse, or it may be based on the relationship between two other interest rates such as the relationship between taxable and tax-exempt interest rates.

When-Issued Securities

The High-Yield Series purchases some municipal bonds on a when-issued basis, which means that it may take as long as 60 days or more before they are delivered and paid for. The commitment to purchase a security for which payment will be made at a future date may be deemed a separate security. The purchase price and interest rate of when-issued securities are fixed at the time the commitment to purchase is entered into. Although the amount of municipal bonds for which there may be purchase commitments on a when-issued basis is not limited, it is expected that under normal circumstances not more than 50% of the total assets of the High-Yield Series will be committed to such purchases. The High-Yield Series does not start earning interest on when-issued securities until settlement is made. In order to invest the assets of the High-Yield Series immediately while awaiting deliv-

(left column)

ery of securities purchased on a when-issued basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments are normally in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available.

    When a commitment to purchase a security on a when-issued basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Because that policy currently recommends that an amount of the High-Yield Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or high-quality debt securities sufficient to cover any commitments are always expected to be available. Although it is not intended that such purchases would be made for speculative purposes and although the High-Yield Series intends to adhere to provisions of the Securities and Exchange Commission policy, purchases of securities on a when-issued basis may involve more risk than other types of purchases. For example, when the time comes to pay for a when-issued security, portfolio securities of the High-Yield Series may have to he sold in order for the High-Yield Series to meet its payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the when-issued security before delivery, the High-Yield Series may incur a loss because of market fluctuations since the time the commitment to purchase the when-issued security was made. Moreover, any gain resulting from any such sale would not be tax-exempt. Additionally, because of market fluctuations between the time of commitment to purchase and the date of purchase, the when-issued security may have a lesser (or greater) value at the time of purchase than the High-Yield Series' payment obligations with respect to the security.

Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future

(right column)

date. They have been designed by boards of trade that have been designated contracts markets by the Commodity Futures Trading Commission (the CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and through their clearing corporations, the boards of trade guarantee performance of the contracts. Presently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, municipal bonds and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by the execution of an offsetting transaction. An offsetting transaction for a futures contract sale is effected by that party entering into a futures contract purchase for the same aggregate amount of the specified type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, that party is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, that party pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by that party entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, that party realizes a gain; if the purchase price exceeds the offsetting sale price, that party realizes a loss. At the time a futures contract is made, a small good faith deposit called initial margin is required from each party to the futures contract. The initial margin deposit is generally 1.5-5% of a contract's face value. Thereafter, the futures contract is valued daily, and payment of variation margin is required, so that each day, each party pays out cash in an amount equal to any decline in the contract's value or receives cash equal to any increase.

    The High-Yield Series enters into futures contracts involving debt securities backed by the full faith and credit of the U.S. Government. The High-Yield Series' purpose in entering into futures contracts is to protect the High-Yield Series from the adverse effects of fluc-

(left column)

tuations in interest rates without actually buy ing or selling long-term debt securities. For example, because the High-Yield Series owns long-term bonds, if interest rates were expected to increase, the High-Yield Series might enter into futures contracts for the sale of debt securities. This would have much the same effect as selling an equivalent value of the High-Yield Series' long-term bonds. If interest rates did increase, the value of the debt securities in the High-Yield Series' portfolio would decline, but the value of such futures contracts would increase at approx imately the same rate, thereby preventing the net asset value of the High-Yield Series from declining as much as it otherwise would have.

    Similarly,  when  interest  rates are  expected to decline,  the  High-Yield
Series may enter into futures contracts as a hedge against the anticipated increase in the price of long-term bonds. Because the value of such futures contracts should vary directly with the price of long-term bonds, the High-Yield Series could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, futures contracts could be liquidated and High-Yield Series cash reserves could be used to buy long-term bonds on the cash market. The High-Yield Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, because the futures market is more liquid than the cash market, using futures contracts as an investment technique allows the High-Yield Series to maintain a defensive position without having to sell its portfolio securities. This technique would be particularly appropriate when the cash flow from the sale of new shares of the High-Yield Series could have the effect of diluting dividend earnings.

    Futures contracts may also be used to protect the High-Yield Series portfolio from shifts in value due to overvaluation or undervaluation of the municipal bond market as compared to the taxable bond market. For instance, if the municipal bond market appeared to be overvalued relative to the U.S. Government bond market, a hedge could be created by executing futures contracts for the sale of municipal bonds and for the purchase of government bonds in like amounts.

(right column)

    Investment by the High-Yield Series in futures contracts is subject to a restriction because of CFTC regulations; the High-Yield Series may enter into future contracts only as a temporary defensive measure for hedging purposes. If the CFTC changes its regulations so that the High-Yield Series is permitted to invest in futures contracts for income purposes without having to register with the CFTC, the High- Yield Series may engage in transactions in futures contracts for this purpose.

    The High-Yield Series maintains a segregated asset account containing cash or cash equivalents in an amount sufficient to cover its obligations with respect to all of its futures contracts.

    The ordinary spreads between prices in the cash and futures markets are subject to distortion due to the following differences in the natures of those markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Fund's investment adviser and a corresponding purchase or sale of futures contracts may still not adequately protect the High-Yield Series from the adverse effects of an increase or decrease in interest rates.

    In addition, to the extent that the High-Yield Series enters into futures contracts for securities other than municipal bonds, there is a possibility that the value of such futures contracts would not vary in direct proportion to the value of the High-Yield Series' portfolio

(left column)

securities because the value of municipal bonds and other debt securities may not react exactly the same to a general change in interest rates or to factors other than changes in the general level of interest rates.

    Investments in futures contracts also entail the risk that if the judgment of the High-Yield Series' investment adviser about the general direction of interest rates is incorrect, the High-Yield Series' overall performance may be worse than if it had not invested in futures contracts as a hedging technique. For example, if the High-Yield Series sold futures contracts as a hedge against the possibility of an increase in interest rates, which would adversely affect the price of bonds held in its portfolio, and interest rates decreased instead, the High-Yield Series would lose part or all of the benefit of the increased value of its bonds because it would have offsetting losses in such futures contracts. In addition, in such situations, if the High-Yield Series has insufficient cash, or borrowings are unavailable or undesirable, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may have to be made at times when it is otherwise disadvantageous to do so.

Options

Options are the right to buy or sell securities, or futures contracts, in the future. A put option gives the holder the right to sell a designated security for a set price within a specified time period, and a call option gives the holder the right to buy a designated security for a set price within a specified time period. Currently, the market for options on tax-exempt securities is very small. There are also options on futures contracts, which entitle a holder to enter into a futures contract, on specified terms, within a specified time period. Unlike a futures contract, which requires parties to the contract to buy and sell a security for a set price on a set date, an option merely entitles its holder to decide on or before a future date whether to purchase or sell a security at a set price or to enter into a specified futures contract. If the holder decides not to exercise an option, all that is lost is the price, called the premium, paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying transaction. However,

(right column)

since an option gives the buyer the right to enter into a transaction or contract at a set price for a fixed period of time, its value does change daily, and that change is reflected in the net asset value of the High-Yield Series.

    The High-Yield Series will buy only options listed on national securities exchanges, except for agreements (sometimes called cash puts) that may accompany the purchase of a new issue of bonds from a dealer.

    Just as options give certain rights to their holders, they impose certain obligations on the other party to an option, called the writer. The writer is the party obligated to sell securities to, or purchase securities from, the holder of an option on his or her exercise of an option to purchase or sell securities. For undertaking such an obligation, the writer receives a premium, less a commission charged by a broker, which the writer keeps regardless of whether the option is exercised.

    The High-Yield Series will write call options only on securities it holds in its portfolio (which is called covered call writing) and liquid debt secured puts, which means that the High-Yield Series maintains in a segregated account with the custodian cash, U.S. Treasury bills, or other high-grade, liquid debt obligations with a value equal to the exercise price of the put. A written put may also be cash secured if the High-Yield Series holds a put on the same security and the exercise price of such put is equal to or greater than the exercise price of the put written by the High-Yield Series. The High-Yield Series may not write put options unless its investment adviser determines at the time of the transaction that the High-Yield Series desires to acquire the underlying security at the price established in the put. Option writing can be used advantageously to generate incremental income when the outlook is for relatively stable bond prices; however, such income may be taxable.

    The risk the High-Yield Series assumes when it buys an option is the loss of the premium paid for the option. In order for the High-Yield Series to profit from the purchase of an option, the price of the underlying security must change and the change must be

(left column)

sufficient to cover both the premium paid for the option and any related brokerage commissions. The risk involved in writing call options is that the market value of the security underlying the option may increase above the option price. If that occurred, the option would most likely be exercised and the High-Yield Series would be obligated to sell the underlying security for a price below its then-current market value. The risk involved in writing put options is that the market value of the security underlying the option may decrease below the option price and the High-Yield Series would be obligated to purchase the security at a price above its then-current market price.

Repurchase Agreements

The High-Yield Series may enter into repurchase agreements with commercial banks, brokers, or dealers pursuant to which the High-Yield Series acquires a money market instrument (generally a U.S. Government obligation qualifying for purchase by the High-Yield Series) that is subject to resale by the High-Yield Series on a specified date (generally within one week) at a specified price (which price reflects an agreed-on interest rate effective for the period of time the High-Yield Series holds the investment and is unrelated to the interest rate on the instrument). As a matter of fundamental policy, the High-Yield Series will not enter into repurchase agreements of more than one week in length if as a result more than 10% of the total assets of the High-Yield Series would be invested in such agreements or other restricted or illiquid securities. The High-Yield Series enters into repurchase agreements for the purpose of making short-term cash investments. Risks involved in entering into repurchase agreements include the possibility of default or bankruptcy by the other party to the agreement. The High-Yield Series' investment adviser monitors on a periodic basis the creditworthiness of parties with which it enters into repurchase agreements.

Lending Portfolio Securities

The High-Yield Series may lend securities in its portfolio to brokers, dealers, banks, or other institutional borrowers of securities for the purpose of obtaining

(right column)

additional income, provided that the borrower maintains with the High-Yield Series collateral in the form of cash or cash equivalents, such as Treasury bills, equal to at least l00% of the fair market value of the securities lent. Borrowers of portfolio securities of the High-Yield Series pay to the High-Yield Series any income accruing on borrowed securities during the time such securities are on loan and may also pay to the High-Yield Series a specified amount of interest on the borrowed securities. In addition, the High-Yield Series is entitled to earn additional income by investing the collateral it holds. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of any loaned securities fail financially. For this reason, the investment adviser of the High-Yield Series will evaluate and monitor the creditworthiness of firms that borrow securities from the High-Yield Series. The High-Yield Series will not lend its portfolio securities if as a result more than 30% of its total assets will be subject to such loans. In addition, because income derived from lending its portfolio securities is not tax-exempt, the High-Yield Series limits lending its securities in accordance with its investment objective. Accordingly, it is not anticipated that the High-Yield Series will normally engage in any material amount of portfolio lending.

Borrowings

The High-Yield Series may borrow money in an amount up to 33.33% of its total assets. Borrowings are also subject to the restriction that the value of the High-Yield Series' assets, less its liabilities other than borrowings, must always be equal to or greater than 300% of all of its borrowings (including the proposed borrowing). If this 300% coverage requirement is not met, the High-Yield Series must, within three days, reduce its debt to the extent necessary to meet such coverage requirement, and to do so, it may have to sell a portion of its investments at a time when such a sale would otherwise be unadvisable.

  Interest on money borrowed is an expense of the High-Yield Series and decreases its net earnings. While money borrowed may be used by the High-Yield Series for investment in securities, the interest

(left column)

paid on borrowed money reduces the amount of money available for investment by the High-Yield Series. The interest paid by the High-Yield Series on borrowings may be more or less than the yield on the securities purchased with borrowed funds.

    The High-Yield Series may borrow in order to meet redemption requests and for investment. Borrowing for investment increases both investment opportunity and investment risk. Since the High-Yield Series' assets fluctuate in value, and the obligation resulting from the borrowing is fixed, the net asset value per share of the High-Yield Series will tend to increase more when the High-Yield Series' investments increase in value and decrease more when the High-Yield Series' investments decrease in value than would otherwise be the case. This is a speculative factor known as leverage.

Portfolio Transactions and Turnover

The High-Yield Series is fully managed by purchasing and selling securities as well as by holding selected securities to maturity. In purchasing and selling portfolio securities, the High-Yield Series seeks to take advantage of variations in the creditworthiness of issuers. For a description of the strategies that may be used by the High-Yield Series in purchasing and selling portfolio securities, see the Statement of Additional Information.

    While it is not possible to predict accurately the rate of turnover of the High-Yield Series' portfolio on an annual basis, it is anticipated that the rate will not materially exceed 100%. A portfolio turnover of 100% would occur if all of the securities in the portfolio were changed once in a 12-month period. Computation of portfolio turnover excludes transactions in securities having a maturity of one year or less at the time of acquisition. A high portfolio turnover rate increases transaction costs of the High-Yield Series and increases the likelihood of distributing taxable capital gains to investors.

Other Considerations

    It is expected that a substantial portion of the assets of the Fund will be derived from professional

(right column)

money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Trust expects that the Fund will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs.

Private Activity Bonds

Interest from certain municipal bonds (referred to as private activity bonds) is treated as a tax preference item under the alternative minimum tax. Thus, corporate and individual investors may incur an alternative minimum tax liability as a result of receiving tax-exempt dividends from the High-Yield Series to the extent such dividends are attributable to interest from private activity bonds. The High-Yield Series invests in private activity bonds only when it believes that the yield disparity between private activity bonds and other municipal bonds makes an investment in private activity bonds attractive. In addition, because all tax-exempt dividends are included in a corporate shareholder's adjusted current earnings (which are used in computing a separate preference item for corporate taxpayers), corporate shareholders may incur an alternative minimum tax liability as a result of receiving any tax-exempt dividends from the High-Yield Series. Tax-exempt interest and income referred to throughout this Prospectus mean interest and income that is excluded from gross income for federal income tax purposes but that may be a tax preference item subject to the alternative minimum tax. Further, such tax-exempt interest and income may be subject to taxation under the tax laws of any state or local taxing authority. See Information about Shares of the High-Yield Series--Dividends and Tax Matters.

Miscellaneous

The High-Yield Series' investment objective of providing a high level of current income exempt from federal income taxes and its policy of investing, under

(left column)

normal circumstances, at least 80% of its assets in municipal bonds are fundamental policies of the High-Yield Series, which may not be changed without the approval of a majority of the outstanding shares of the High-Yield Series.

    The Statement of Additional Information includes a discussion of other investment policies and lists specific investment restrictions that govern High-Yield Series' investment policies. The specific investment restrictions identified in the Statement of Additional Information may not be changed without shareholder approval. If a percentage restriction or a rating restriction on investments or use of assets is adhered to at the time an investment is made or assets are so used, a later change in percentage resulting from changes in the value of the High-Yield Series securities or from a change in the rating of a portfolio security will not be considered a violation of policy.

Management

    The Fund's board of trustees has overall responsibility for managing and supervising the High-Yield Series. There are currently three trustees, two of whom are not considered to be interested persons of the Fund, within the meaning of the Investment Company Act of 1940 (the 1940 Act). The trustees meet regularly each quarter. By virtue of the functions performed by Fundamental Portfolio Advisors, Inc. (the Manager), the investment adviser of the High-Yield Series, neither the Fund nor the High-Yield Series require any employees other than the executive officers of the Fund, all of whom receive their compensation from the Manager or other sources. The Statement of Additional Information contains the names and general background of each trustee and executive officer of the Fund.

  The Fund's Board of Trustees approved the continuance of the Fund's current Management Agreement for a period of sixty days following the date of its expiration in contemplation of the consummation of a transaction pursuant to which Tocqueville Asset Management L.P. ("Tocqueville") would assume management of the assets of the Fund. Otherwise, the Management Agreement would have expired on April

(right column)

1, 1998. Tocqueville is the investment adviser to the Tocqueville Funds.

    It is anticipated that shareholders of the Fund will be asked to consider and approve an Agreement and Plan of Reorganization providing for the transfer of the Fund's assets to a separate, newly-created Tocqueville Fund having the same investment policies and objectives as those of the Fund at a special meeting of shareholders scheduled to be held in late Spring. Subsequent to the filing with the Securities and Exchange Commission of preliminary proxy solicitation materials seeking shareholder approval of the Agreement and Plan of Reorganization at the special meeting of shareholders, the Manager filed two preliminary proxy statements with the Securities and Exchange Commission, one opposing the transaction pursuant to which Tocqueville would assume management of the assets of the Fund; the second, proposing to replace the two independent Board Members of the Fundamental Funds and the election of six new nominees to the Fund's Board (in addition to Vincent J. Malanga, a current Board Member).

    Pursuant to a Management Agreement between the Fund and the Manager, the Manager serves as investment adviser to the High-Yield Series and is responsible for the overall management of the business affairs and assets of the High-Yield Series, subject to the authority of the Fund's board of trustees. The Manager's post office address is P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013. Under the terms of the Management Agreement, the Manager manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities subject to the right of the Fund's trustees, to disapprove such purchases or sale. The Manager utilizes an investment committee to manage the assets of the Fund. The committee is currently composed of the following members: Vincent J. Malanga, a portfolio strategist affiliated with the Manager and Jane Tubis, a trading assistant affiliated with the Manager.

    Vincent J. Malanga is, and has been for more than the past five years, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fundamental Family of Funds. He is, and has been for

(left column)

more than the past five years, President, Treasurer, and a Director of the Manager, Executive Vice President, Secretary and a Director of Fundamental Service Corporation (the Distributor for certain of the Fundamental Family of Funds) and President of LaSalle Economics, Inc., an economic consulting firm, and a managing director of LaSalle Portfolio Management, Inc., a commodity trading adviser.

    Jane Tubis is, and has been for more than the past five years, a trading assistant with the Manager.

    The High-Yield Series pays all brokerage commissions in connection with its portfolio transactions. The High-Yield Series also bears the expense, pro rata with other series of the Fund, of maintaining the Fund's registration as an investment company under the 1940 Act and of registering its shares under the Securities Act of 1933. The High-Yield Series also pays certain other costs and expenses, which are more fully described in the Statement of Additional Information.

    As compensation for the performance of its management services and the assumption of certain expenses of the High-Yield Series and the Fund, the Manager is entitled under the Management Agreement to an annual management fee (which is computed daily and paid monthly) from the High-Yield Series equal to the following percentage of the average daily net asset value of the High-Yield
Series:

                                                                       Annual
Average Daily Net Asset Value                                        Fee Payable
--------------------------------------------------------------------------------
Net asset value to $100,000,000                                         .80%

Net asset value of $100,000,000 or
more but less than
$200,000,000                                                            .78%

Net asset value of $200,000,000 or
more but less than
$300,000,000                                                            .76%

Net asset value of $300,000,000 or
more but less than
$400,000,000                                                            .74%

(right column)

                                                                       Annual
Average Daily Net Asset Value                                        Fee Payable
--------------------------------------------------------------------------------
Net asset value of $400,000,000 or
more but less than
$500,000,000                                                            .72%

Net asset value of $500,000,000 or
more                                                                    .70%
--------------------------------------------------------------------------------

The preceding management fee is higher than the management fee paid by most other mutual funds because of the extensive credit analysis performed by the Manager with respect to the High-Yield Series. For the year ended December 31, 1997, the Manager voluntarily waived all fees and reimbursed expenses totaling $64,243.

    Under the Management Agreement and pursuant to authority granted by the trustees, the Manager is authorized to place portfolio transactions with dealer firms that have provided assistance in distributing shares of the High-Yield Series or shares of other series of the Fund or other funds for which the Manager acts as investment adviser if it reasonably believes that the quality of the transaction and the amount of the spread are comparable to what they would be from other qualified dealers.

    On September 30, 1997, the Securities and Exchange Commission (the "Commission") instituted administrative proceedings against the Manager, Fundamental Service Corporation, and Drs. Lance M. Brofman and Vincent J. Malanga (the "Parties"). The Commission's Order instituting the proceedings alleges, among other things, certain violations of the federal securities laws, including the antifraud provisions, for failing to disclose the risks associated with investments in inverse floating rate notes made on behalf of the Fundamental U.S. Government Strategic Income Fund (the "Government Fund") in 1993 and 1994, marketing the Government Fund in a way that was contrary to the administration of the Government Fund, exceeding the Government Fund's portfolio duration of three years or less as stated in its prospectus, and failing to disclose the Manager's soft dollar practices to the Fundamental Fund Boards. A hearing has been scheduled to deter-

(left column)

mine whether the allegations against the Parties are true, and if so, whether remedial action is appropriate. Counsel to the Parties have indicated that the Parties intend to vigorously contest the charges. The Manager has indicated that the institution of the proceedings against the Parties has not adversely affected the ability of the Manager or Fundamental Service Corporation to continue to perform the day-to-day affairs of the Fundamental Funds.

    The Manager and Fundamental Service Corporation (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payments during the fiscal year ended December 31, 1997 from three of the Fundamental Funds for attorneys' fees incurred by them in defending certain proceedings. The payments were as follows: Fundamental U.S. Government Strategic Income Fund (approximately $232,500); New York Muni Fund (approximately $50,000); and the California Muni Fund (approximately $4,000). Upon learning of the payments, the independent Board Members of the Fundamental Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them.

    On April 30, 1998, the Indemnitees placed $106,863 into an escrow account pending clarification of certain legal issues. The Manager and Fundamental Service Corporation have asserted that they waived fees during the year ended December 31, 1997 and that the amount placed in escrow should be net of any reimbursements already made to the Funds in the form of fees forgone. Upon learning that $106,863 was placed into an escrow account on behalf of the Funds, the independent Board Members referred the Manager and Fundamental Service Corporation to their prior directive and asked that the entire amount of all payments received by such entities ($286,500) be placed into said escrow account. For further information, see Notes to the December 31, 1997 Financial Statements of Fundamental U.S. Government Strategic Income Fund, New York Muni

(right column)

Fund and the California Muni Fund, attached to the Statement of Additional Information.

    In addition to paying a management fee to the Manager, the High-Yield Series also pays a distribution fee in an amount up to .5% of its net asset value to Fundamental Service Corporation, an affiliate of the Manager. See "Information about Shares of the High-Yield Series-Distribution Expenses." The Manager also manages and serves as investment adviser to two other investment companies, New York Muni Fund, Inc. and The California Muni Fund. The Manager is a Delaware corporation that was incorporated in 1986.

Information about
Shares of the High-Yield Series
Description of Shares

The Fund is an open-end, non-diversified management investment company that was organized as a Massachusetts business trust on March 19, 1987. The High-Yield Series is a non-diversified portfolio of the Fund and thus by itself does not constitute a balanced investment plan. The Declaration of Trust under which the Fund was organized authorizes the trustees of the Fund to issue an unlimited number of shares of beneficial interest in the Fund, without par value, that may be divided into such separate series as the trustees may establish. The Fund currently has three series of shares: the High-Yield Series, the Tax-Free Money Market Series and the Fundamental U.S. Government Strategic Income Fund Series. The trustees may establish additional series of shares. As an open-end investment company, the Fund continuously offers shares of its High-Yield Series to the public and under normal conditions must redeem these shares on demand from any registered holder at the then-current net asset value per share.

    Each share of the High-Yield Series represents an equal proportionate interest in the High-Yield Series with each other share in the series. Shares entitle their holders to one vote per share. Investors in the High-Yield Series are to vote in the election of trustees, on the adoption of any management contract or distribution plan, or any change in a

(left column)

fundamental investment policy with respect to the High-Yield Series, and on other matters submitted to shareholder vote, as provided in the Fund's Declaration of Trust. Shares of the Fund are voted by individual series except
(1) when required by the 1940 Act, they are voted in the aggregate and (2) when the trustees determine that a matter affects only one or more particular series of shares, only the shares of such series are entitled to vote on such matter. Shares of the High-Yield Series have no cumulative voting rights, preemptive rights, or subscription rights. Shares are freely transferable and fully paid and except as set forth in the Statement of Additional Information are non-assessable.

    The High-Yield Series has its own assets, which are recorded on the books of the Fund separately from assets of the Fund's other series, and held by the Fund's trustees in trust for investors in the High-Yield Series. All income and proceeds earned and expenses incurred by the High-Yield Series are allocated to the High-Yield Series, and the portion of all income and expenses earned or incurred by the Fund, rather than by an individual series of the Fund, which is properly allocable to the High-Yield Series, is allocated to the High-Yield Series. On liquidation of the Fund or the High-Yield Series, investors in the High-Yield Series would be entitled to share pro rata in the net assets of the High-Yield Series available for distribution to shareholders.

    Shares will remain on deposit with the transfer agent for the High-Yield Series and certificates will not be issued.

How to Purchase Shares

Shares of the High-Yield Series may be purchased either directly from the Fund or through securities dealers, banks or other financial institutions. The High-Yield Series has a minimum initial purchase requirement of $1000 and a minimum subsequent purchase requirement of $100. Subsequent purchases are made in the same manner as initial purchases.

    Investors can purchase shares without a sales charge if they purchase shares directly from the Fund. However, investors may be charged a fee if they pur-

(right column)

chase shares through securities dealers, banks, or other financial institutions. Investors opening a new account for the High-Yield Series must complete and submit a purchase application along with payment of the purchase price for their initial investment. Investors purchasing additional shares of the High-Yield Series should include their account number with payment of the purchase price for additional shares being purchased. Investors may reopen an account with a minimum investment of $100 and without filing a purchase application during the year in which the account was closed or during the following calendar year if information on the original purchase application is still applicable. The High-Yield Series may require filing a statement that all information on the original purchase application remains applicable.

    A purchase order becomes effective immediately on receipt by Firstar Trust Company, as agent for the High-Yield Series, if it is received before 4:00 P.M. Eastern Time on any business day. After a purchase order becomes effective, confirmation of the purchase is sent to the investor, and the purchase is credited to the investor's account. The Fund, or any series thereof, reserves the right to reject any purchase order.

    The Fundamental Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Fundamental Automatic Investment Program. The Program permits an existing shareholder to purchase additional shares of any Fund (minimum $50 per transaction) at regular intervals. Under the Automatic Investment Program, shares are purchased by transferring funds from a shareholder's checking or bank money market account in an amount of $50 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To

(left column)

establish an Automatic Investment Account, complete and sign Section F of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-322-6864 or by mailing written notification to: Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20 fee will be imposed by Firstar Trust Company if sufficient funds are not available in the shareholder's account at the time of the automatic transaction.

    While investors may use this option to purchase shares in their IRA or other retirement plan accounts, neither Fundamental Service Corporation nor the Transfer Agent will monitor the amount of contributions to ensure that they do not exceed the amount allowable for federal tax purposes. Firstar Trust Company will assume that all retirement plan contributions are being made for the tax year in which they are received.

    Shares of the High-Yield Series may be purchased only in states where the shares are qualified for sale.

Methods of Payment

Payment of the purchase price for shares of the High-Yield Series may be made in any of the following manners:

    Payment by wire: An expeditious method of purchasing shares is the transmittal of federal funds by bank wire to Firstar Trust Company. To purchase shares by wire transfer, instruct a commercial bank to wire money to:

    Firstar Bank Milwaukee, N.A.
    777 East Wisconsin Avenue
    Milwaukee, Wisconsin 53202
    ABA # 075000022
    Credit: Firstar Trust Company
    Account # 112952137
    Further credit: The Fundamental Family of Funds
    Name of shareholder and account number (if known)

(right column)

    (Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.)

    The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Trust Company, 1-800-322-6864 to provide information for the account. A properly signed share purchase application marked "Follow Up" must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted. The wire transfer should be accompanied by the name, address, and social security number (in the case of new investors) or account number (in the case of persons already owning shares of that series).

    Payment by check: Shares may also be purchased by check. Checks should be made payable to Fundamental Family of Funds and mailed to Fundamental Family of Funds, c/o Firstar Trust Company, Agent, P.O. Box 701, Milwaukee, WI 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. Please do not mail letters by overnight courier to the post office box address. Purchase requests sent by overnight or express mail should be directed to:
Fundamental Family of Funds, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If your check does not clear, Firstar Trust Company will cancel your purchase and charge you a $20 fee. Moreover, you could be liable for any losses incurred. The Fund reserves the right to limit the number of checks processed at any one time and will notify investors prior to exercising this right.

    Exchange Privilege. For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fundamental Portfolio Advisors, Inc. acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions may be given in writing to Firstar Trust Company, Agent, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the

(left column)


Fund to be  exchanged  and the fund into which the  exchange is being made.  The telephone exchange privilege will be made available to shareholders automatically. You may telephone exchange instructions by calling Firstar Trust Company at (800) 322-6864. Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund. See also "Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions.

    The Exchange Privilege is only available in those states where such exchanges can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund after giving 60 days prior notice. The Fund reserves the right to reject any specific order, including purchases by exchange.

    A Completed Purchase Application must be received by the Transfer Agent before the Exchange, Check Redemption, Telephone Redemption or Expedited Redemption Privileges may be used.


Purchase Price and Net Asset Value

Each share of the High-Yield Series is sold at its net asset value next determined after a purchase order becomes effective. The net asset value per share of the High-Yield Series is determined at the close of trading on the New York Stock Exchange (currently 4:00 P.M. New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. The net asset value per share of the High-Yield Series is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the

(right lane)

value of its portfolio securities. On any day on which no purchase orders for the shares of the High-Yield Series become effective and no shares are tendered for redemption, the net asset value per share will not be determined. The net asset value per share of the High-Yield Series is computed by taking the amount of the value of all of its assets, less its liabilities, and dividing it by the number of outstanding shares. For purposes of determining net asset value, expenses of the High-Yield Series are accrued daily and taken into account.

    The High-Yield Series' portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the High-Yield Series or less than what may be considered the fair value of such securities.

    The High-Yield Series has a minimum initial purchase requirement of $1000 and a minimum

(left column)

subsequent purchase requirement of $100. Subsequent purchases are made in the same manner as initial purchases.

Distribution Expenses

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act (the plan), under which the High-Yield Series pays to Fundamental Service Corporation (FSC) a fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the High-Yield Series' average daily net assets. Amounts paid under the plan are paid to FSC to compensate it for the services it provides and the expenses it bears in the distribution of the High-Yield Series' shares to investors, including payment of compensation by FSC to securities dealers and other financial institutions and organizations, such as banks, trust companies, savings and loan associations, and investment advisers, to obtain various distribution related and/or administrative services for the High-Yield Series. Expenses of FSC also include the expenses of its employees, who engage in or support distribution of shares or service shareholder accounts, including overhead and telephone expenses; printing and distributing prospectuses and reports used in connection with the offering of the High-Yield Series' shares; and preparing, printing, and distributing sales literature and advertising materials. FSC is an affiliate of the Manager. The amount of expenses which would have been incurred by the High-Yield Series pursuant to the plan for the year ended December 31, 1997 $9,125 was waived by FSC.

    The Fund's Board of Trustees approved the continuance of the Fund's plan for a period of sixty days following the date of its expiration in contemplation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the assets of the Fund. Otherwise, the plan would have expired on April 1, 1998. See ("Management").

    The Fund's Board of Trustees approved the continuance of the Fund's Distribution Agreement for a period of sixty days following the date of its expiration in contemplation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the Fund. Otherwise, the Distribution


(right column)

Agreement would have expired on April 1, 1998. See ("Management").

    NASD Regulation, Inc. ("NASDR") entered into a Letter of Acceptance, Waiver and Consent with FSC that imposed a total of $125,000 in fines and other stipulated sanctions on FSC and two of its officers for distributing advertising materials for Fundamental U.S. Government Strategic Income Fund that NASDR deemed to be false and misleading. FSC neither admitted nor denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent.

    The Glass-Steagall Act prohibits banks from engaging in underwriting, selling, or distributing securities, such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in FSC's opinion it should not prohibit banks from being paid for performing shareholder servicing functions under the plan. If, because of changes in law or regulation or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that the Fund's trustees would make other arrangements for these services and shareholders would not suffer adverse financial consequences.

    At any given time, FSC may incur expenses in distributing shares of the High-Yield Series pursuant to the plan that would be in excess of the total of payments made by the High-Yield Series pursuant to the plan. For example, if during a year of the plan, FSC incurs $500,000 of expenses pursuant to the plan on sales of $100 million of the High-Yield Series and FSC receives a distribution fee calculated at the annual rate of 0.50% of the High-Yield Series' average daily net assets (assuming $50 million in average daily net assets), FSC would have incurred, at the end of such year, $250,000 in excess expenses under the plan during such year. Because there is no requirement under the plan to reimburse FSC for all its expenses or any requirement to continue the plan from year to year, this excess amount does not constitute a liability of the High-Yield Series, and the High-Yield Series will not reimburse FSC for any such excess amount. Although payments under the plan by the High-Yield Series may

(left column)

not be used directly to finance distribution of shares of other series of the Fund, under the plan and similar plans adopted by the Fund's other series, FSC may pay for distribution expenses of any such series from any source available to it, including any profits it may realize. Accordingly, it is possible but not likely until the High-Yield Series has at least $150,000,000 in net assets, that FSC may use profits it realizes from the High-Yield Series to finance another series of the Fund.

Redemptions

Each investor in the High-Yield Series has the right to cause the High-Yield Series to redeem his or her shares by making a request to Firstar Trust Company in accordance with either the regular redemption procedure, the telephone redemption privilege, the expedited redemption privilege, or the check redemption privilege, as described below. If Firstar Trust Company receives a redemption request before the close of trading on any day the New York Stock Exchange is open for trading, the redemption will become effective on that day and be made at the net asset value per share of the High-Yield Series, as determined at the close of trading on that day, and payment will be made on the following business day. If Firstar Trust Company receives a redemption request following the close of trading on the New York Stock Exchange, or on any day the New York Stock Exchange is not open for business, the redemption will become effective on the next day the New York Stock Exchange is open for trading and be made at the net asset value per share of the High-Yield Series, as determined at the close of trading on that day, and payment will be made on the following business day.

    Investors are entitled to receive all dividends on shares being redeemed that are declared on or before the effective date of the redemption of such shares. The net asset value per share of the High-Yield Series received by an investor on redeeming shares may be more or less than the purchase price per share paid by such investor, depending on the market value of the portfolio of the High-Yield Series at the time of redemption.

    Regular Redemption Procedure. Investors may redeem their shares by sending a written redemption

(right column)

request to Firstar Trust Company, which request must specify the number of shares to be redeemed and be signed by the investor of record. For redemptions exceeding $50,000 (and for all written redemptions, regardless of amount, made within 30 days following any changes in account registration), the signature of the investor on the redemption request must be guaranteed by an eligible guarantor institution appointed by Firstar Trust Company. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("Stamp"). If you have any questions with respect to signature guarantees, please call the transfer agent at (800) 322-6864. Firstar Trust Company may, at its option, request further documentation from corporations, executors, administrators, trustees, or guardians. If a redemption request is sent to the High-Yield Series, the High-Yield Series will forward it to Firstar Trust Company. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. Please do not mail letters by overnight courier to the post office box address. Redemption requests sent by overnight or express mail should be directed to:
Fundamental Family of Funds, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Redemption requests will not become effective until all proper documents have been received by Firstar Trust Company. Requests for redemption that are subject to any special condition or specify an effective date other than as provided herein cannot be accepted and will be returned to the investor.

    Telephone Redemption Privilege. An investor may, either by completing the appropriate section of the purchase application, or by making a later written request to Firstar Trust Company containing his or her signature guaranteed by an eligible guarantor (see above), obtain the telephone redemption privilege for any of his or her accounts. Provided that your account registration has not changed within the last 30 days, an

(left column)

investor may redeem up to $150,000 worth of shares per day from an account for which he or she has the telephone redemption privilege by making a telephone redemption request to Firstar Trust Company, at (800) 322-6864. Telephone calls may be recorded. A check for the proceeds of such a redemption will be issued in the name of the investor of record and mailed to the investor's address as it appears on the records of the High-Yield Series. Both the High-Yield Series and Firstar Trust Company reserve the right to refuse or limit a telephone redemption request and to modify the telephone redemption privilege at any time.

    Neither the Fund nor its transfer agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions will be mailed to shareholders at their address of record within three business days after the telephone call transaction. Since you will bear the risk of loss, you should verifty the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

    Expedited Redemption Privilege. An investor in any series of the Fund may, either by completing the appropriate section of the purchase application, or by later making a written request to Firstar Trust Company containing his or her signature guaranteed by an eligible guarantor (see above), obtain the expedited redemption privilege for any of his or her accounts. The expedited redemption privilege allows the inves tor to have the proceeds from any redemption of shares in the amount of $5000 or more transferred by wiring federal funds to the commercial bank or savings and loan institution specified in his or her purchase application or written request for the expedited redemption privilege. The commercial bank or savings and loan institution specified must be a member of the Federal Reserve System. Expedited redemption requests may be made either by mail to the address specified under regular redemption procedure or by telephone to the number specified under telephone redemption privilege. The proceeds from such a redemption may be subject to a deduction of the usual and customary charge Firstar Trust Company charges

(right column)

a $12 service fee for each payment of redemption proceeds made by federal wire. This fee will be deducted from your account. An investor may change the account or commercial bank designation to receive the redemption proceeds by sending a written request to Firstar Trust Company containing his or her signature guaranteed in the manner described above. Both the High-Yield Series and Firstar Trust Company reserve the right to refuse or limit an expedited redemption request and to modify the expedited redemption privilege at any time.

    Check Redemption Privilege. An investor in any series of the Fund may, by either completing the appropriate section of the purchase application, or by later making a written request to the High-Yield Series, obtain redemption checks for any of his or her accounts. These checks may be used by the investor in any lawful manner and may be payable to the order of any person or company in an amount of $100 or more. When a check is presented to Firstar Trust Company for payment, Firstar Trust Company, as agent for the investor, will cause the High-Yield Series to redeem a sufficient number of shares in the investor's account to cover the amount of the check. Investors using the check redemption privilege will be subject to the same rules and regulations that are applicable to other checking accounts at Firstar Trust Company. There is currently no charge to the investor for using the check redemption privilege, except that Firstar Trust Company imposes a $20 fee if an investor requests that it stop payment of a Redemption Check or if it cannot honor a Redemption Check due to insufficient funds or other valid reasons. The check redemption privilege may not be used to close an account. The check redemption privilege may be modified or terminated at any time by either the High-Yield Series or Firstar Trust Company.

    At times, the High-Yield Series may be requested to redeem shares for which it has not yet received good payment. The High-Yield Series may delay, or cause to be delayed payment of redemption proceeds until such time as it has assured itself that good payment has been received for the purchase of such shares, which may take up to 15 days. In the case of payment by check, determination of whether the check has

(left column)

been paid by the paying institution can generally be made within 7 days, but may take longer. Investors may avoid the possibility of any such delay by purchasing shares by wire. In the event of delays in paying redemption proceeds, the High-Yield Series will take all available steps to expedite collection of the investment check.

    If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees.

    The High-Yield Series reserves the right to suspend the right of redemption or postpone the day of payment with respect to its shares (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) during any period when trading markets that the High-Yield Series normally uses are restricted or an emergency exists as determined by the Securities and Exchange Commission, so that disposing of the High-Yield Series' investments or determining its net asset value is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit to protect investors.

    If an investor's account has an aggregate net asset value of less than $1000, the High-Yield Series may redeem the shares held in such account if the net asset value of such account has not been increased to at least $100 within 60 days of notice by the High-Yield Series to such investor of its intention to redeem the shares in such account. The High-Yield Series will not redeem the shares of an account with a net asset value of less than $100 if the account was reduced from the initial minimum investment of $1000 to below $100 as a result of market activity.

Transfers

An investor may transfer shares of the High-Yield Series by submitting to Firstar Trust Company a written request for transfer, signed by the registered holder of the shares and indicating the name, social security number or taxpayer identification number of, and distribution and redemption options elected by, the new registered holder. Firstar Trust Company may, at its option, request further documentation from transferors that are corporations, executors, administrators, trustees, or guardians.

(right column)

Dividends and Tax Matters

The High-Yield Series declares, on each business day just prior to calculating its net asset value, all of its net investment income (consisting of earned interest income less expenses) as a dividend on shares of record as of the close of business on the preceding business day. Dividends are distributed on the last business day of each calendar month. The High-Yield Series normally distributes capital gains, if any, before the end of its fiscal year. All dividends and capital gains distributions by the High-Yield Series will be in the form of additional shares unless the investor has made an election, either on his or her purchase application or in a subsequent written request to Firstar Trust Company, to receive such distributions in cash. An investor may change his or her distribution election by filing a written request with Fundamental
Shareholder Services, Inc. at least four days prior to the date of a distribution.

    The High-Yield Series intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the High-Yield Series' policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the High-Yield Series will satisfy the distribution requirement of Subchapter M and will not be subject to federal income tax or the 4% excise tax.

    If the High-Yield Series fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the High-Yield Series' net long-term capital gains) to the extent of the High-Yield Series' current and accumulated earnings and profits.

    Distributions by the High-Yield Series of its tax-exempt interest income (net of expenses) are designated as exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, shareholders are required to

(left column)

report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their federal income tax returns. In addition, these exempt-interest dividends may be subject to the federal alternative minimum tax and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for federal income tax purposes. Further, interest or indebtedness incurred or continued to purchase or carry shares of the High-Yield Series (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for federal income tax purposes. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the High-Yield Series will likely be subject to tax on dividends paid by the High-Yield Series that are derived from interest on such bonds.

    A small portion of the High-Yield Series' net investment income may under certain circumstances be taxable, and distributions thereof, as well as distributions of any net capital gain will be taxable to shareholders. Distributions by the High-Yield Series of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but do not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the High-Yield Series of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gains dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

    Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Thus, corporate and individual shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the High-Yield Series to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of


(right column)

receiving any exempt-interest dividends from the High-Yield Series.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the High-Yield Series. In general, distributions by the High-Yield Series are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the High-Yield Series and received by the shareholders on December 31 of the preceding year. The federal income tax status of all distributions by the High-Yield Series will be reported to investors annually.

    Investors should carefully consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend and such dividend economically constitutes a return of capital to such investors.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of the High-Yield Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the High-Yield Series may be disallowed if other shares of the High-Yield Series are purchased within 30 days before or after such disposition.

    If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

(left column)

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends paid by the High-Yield Series. In order to avoid this backup withholding, a shareholder must provide the High-Yield Series with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the High-Yield Series that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the High-Yield Series, including the application of state and local taxes which may differ from the federal income tax consequences described above.


General Information

Investor Services

Firstar Trust Company is the transfer and dividend paying agent for shares of the High-Yield Series and acts as custodian for the High-Yield Series' assets. Inquiries regarding the High-Yield Series should be addressed to Firstar Trust Company.

    Firstar Trust Company maintains an account for each investor in the High-Yield Series, and all of the investor's transactions are recorded in this account. Confirmation statements showing details of transactions are sent to investors following each transaction, and each investor is sent a quarterly account summary.

    Annual and semi-annual reports of the High-Yield Series together with the list of securities held by the High-Yield Series in its portfolio are mailed to each investor in the High-Yield Series.

    Investors whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the High-Yield Series and may not be able to use some of the services available to investors of record.

(right column)

Calculating Yield and
Average Annual Total Return

The High-Yield Series may from time to time include yield information in advertisements or information furnished to existing or proposed shareholders. The High-Yield Series' yield is computed by dividing the High-Yield Series' net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the High-Yield Series on the last day of such base period. The resulting 30-day yield is then annualized pursuant to the bond equivalent annualization method described below. The High-Yield Series' net investment income per share is determined by dividing the High-Yield Series' net investment income during the base period by the average number of shares of the High-Yield Series entitled to receive dividends during the base period. The High-Yield Series' 30-day yield (computed as described above) is then annualized by a computation that assumes the High-Yield Series' net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and the resulting six-month income will again be generated over an additional six-month period.

    The High-Yield Series may also from time to time advertise its taxable equivalent yield. The High-Yield Series' taxable equivalent yield is determined by dividing that portion of the High-Yield Series' yield (calculated as described above) that is tax-exempt by one minus the stated marginal federal income tax rate and adding the product to that portion, if any, of the yield of the High-Yield Series that is not tax-exempt.

    The High-Yield Series may also furnish to existing or prospective shareholders information concerning the average annual total return on an investment in the High-Yield Series for a designated period of time. The average annual total return quotation for a given period is computed by determining the average annual compounded rate of return that would cause a hypothetical investment made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period.

    Yield and average annual total return quotations of the High-Yield Series do not take into account any required payments for federal or state income taxes.

(left column)

    The High-Yield Series' yield and average annual total return will vary from time to time depending on market conditions, composition of the High-Yield Series' portfolio, and operating expenses of the High-Yield Series. These factors and possible differences in method used in calculating yields and returns should be considered when comparing performance information about the High-Yield Series to information published for other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the High-Yield Series' shares and the risk associated with the High-Yield Series' investment objective and policies. At any time in the future, yields and return quotations may be higher or lower than past yields or return quotations, and there can be no assurance that any historical yield or return quotation will continue in the future.

    The High-Yield Series may also include comparative performance information in advertising or marketing the High-Yield Series' shares. Such performance information may include data from Lipper Analytical Services Inc. and Morningstar, Inc., or other industry publications.

    For more information about computing yield or average annual total return quotations, see the Statement of Additional Information.

Exchangeability of Shares

Investors may exchange shares of the High-Yield Series having an aggregate net asset value of $1000 or more for shares of any other series of the Fund or any other mutual fund for which the Manager acts as the investment adviser, by either (1) delivering a written request to Firstar Trust Company, specifying the number of shares of the High-Yield Series to be exchanged and the series of the Fund or the mutual fund in which they wish to invest in connection with such an exchange or (2) by making such a request by telephone. (See "Redemption-Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions). The exchange is effected by redeeming the investor's shares of the High-Yield Series and issuing to the investor shares of the series or mutual fund in which he or she is investing. The shares of both the High-Yield Series and the series or


(right column)

mutual fund being invested in are valued for purposes of this exchange at the net asset value per share of the High-Yield Series and such other series or fund, respectively, as next determined after receipt by Firstar Trust Company of the exchange request.

    The exchange privilege is available in only those states where such exchange can legally be made and exchanges may only be made between accounts with identical account registration and account numbers and is subject to the suitability requirements, if any, for the series or fund for which an exchange is proposed to be made. Prior to effecting an exchange, an investor should consider the investment policies of the series or mutual fund he or she is investing in. Any exchange is, in effect, a redemption of shares in one fund and a purchase of the other fund. An exchange by an investor is a taxable event for federal income tax purposes that may result in a capital gain or loss.

Dividend FLEXIVEST Option

    Shareholders of the High-Yield Series may elect to have all dividends and distributions paid by such Series automatically reinvested in shares of the Fund's Tax-Free Money Market Series at its net asset value on the payment date of such dividend or distribution, provided the shareholder has: (i) a minimum opening account balance in the Tax-Free Money Market Series of at least $1,000; and (ii) made appropriate selection of the FLEXIVEST option in the "Distributions" section of the Account Application Form.

Other Information

    The Code of Ethics of Fundamental Portfolio Advisors, Inc. and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Fund and Fundamental Portfolio Advisors, Inc. is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

Independent Accountants

The financial statements included at the end of the Statement of Additional Information, and the informa-tion under the caption "Financial Highlights" in this Prospectus, have been so included in reliance upon the report of McGladrey & Pullen, LLP, independent certified public accountants, as experts in accounting and auditing.

Statement of Additional Information

The Statement of Additional Information for the High-Yield Series, dated the date of this Prospectus,


(right column)


contains more detailed information about the High-Yield Series, including information relating to its (1) investment policies and restrictions, (2) its investment adviser and the Fund's trustees and officers, (3) portfolio trading,
(4) various services provided for investors in the High-Yield Series, (5) the method used to calculate yield and average annual total return and (6) financial statements and certain other financial information.

                                   Appendix A

                              PORTFOLIO COMPOSITION

During the fiscal year ended December 31, 1997, the asset composition of the High-Yield Series, based on the monthly weighted average of credit ratings of portfolio securities, was as follows:

     S&P or                   Percentage of           Percentage of assets
     Moody's                  assets rated by         unrated but determined to
     Rating                   rating agency           be of comparable quality*


     AAA or Aaa                    45.7%                         9.9%

     AA or Aa                         0%                            %

     A                                0%                            %

     BBB or Baa                     9.6%                            %

     BB or Ba                       5.1%                            %

     B                              1.4%                            %

     Below B                          0%                        28.3%


-------------------------------
*Based on the monthly weighted average of credit ratings, 38.2% of the High-Yield Series' assets were invested in unrated securities during the fiscal year ended December 31, 1997. Unrated securities are not necessarily lower-quality securities. Issuers of municipal securities frequently choose not to incur the expense of obtaining a rating. Please refer to Appendix B for a more complete discussion of these ratings.

                                   Appendix B

                      DESCRIPTION OF MUNICIPAL BOND RATINGS

                          Standard & Poor's Corporation

                                       AAA

    This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                       AA

    Bonds rated AA also qualify as high quality debt obligations. Capacity to repay principal and pay interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

                                        A

    Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than are bonds in higher rated categories.

                                       BBB

    Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                 BB, B, CCC, CC

    Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

    The rating C is reserved for income bonds on which no interest is being paid.

                                        D

    Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         Moody's Investors Service, Inc.

                                       Aaa

    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Note: Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

                                        A

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

    Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FUNDAMENTAL                                     FUNDAMENTAL
FIXED INCOME FUND                               FIXED INCOME FUND
90 Washington Street
New York   NY 10006
1-800-225-6864
                                                High Yield
                                                Municipal Bond Series
Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701
1-800-322-6864
                                                       Prospectus
                                                       May 1, 1998
Counsel to the Fund
Kramer, Levin, Naftalis &Frankel
New York, New York


Independent Auditors
McGladrey & Pullen, LLP
New York, New York




No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be
made.                                                 FUNDAMENTAL
                                                      Family of Funds

                                                                     Rule 497(c)
                                                       Registration No. 33-12738


                          FUNDAMENTAL FIXED INCOME FUND

                        HIGH-YIELD MUNICIPAL BOND SERIES


                              90 Washington Street
                            New York, New York 10006

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998

                  This Statement of Additional Information provides certain detailed information concerning the High-Yield Municipal Bond Series (the "High-Yield Series") of the Fundamental Fixed Income Fund (the "Fund"). The High-Yield Series seeks to provide a high level of current income exempt from federal income taxes through the investment in a portfolio of lower quality municipal bonds (generally with maturities of 20 years or more). Of course, there can be no assurance that the investment objective will be achieved. Lower quality municipal bonds are at times referred to as "junk bonds."

                  This Statement of Additional Information is not a Prospectus and should be read in conjunction with the High Yield Series' current
Prospectus, a copy of which may be obtained by writing to Fundamental Service Corporation at 90 Washington Street, New York, New York 10006 or by calling
(800) 322-6864.

                  This Statement of Additional Information relates to the High-Yield Series' Prospectus dated May 1, 1998.

                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                         Page


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...........................  3

MANAGEMENT OF THE FUND....................................................  6

DISTRIBUTION PLAN........................................................   9

INVESTMENT MANAGER........................................................ 11

PORTFOLIO TRANSACTIONS.................................................... 13

CUSTODIAN AND INDEPENDENT ACCOUNTANTS..................................... 15

TAXES..................................................................... 15

DESCRIPTION OF SHARES..................................................... 22

CERTAIN LIABILITIES......................................................  23

DETERMINATION OF NET ASSET VALUE.......................................... 24

CALCULATION OF YIELD AND AVERAGE
  ANNUAL TOTAL RETURN..................................................... 24

OTHER INFORMATION......................................................... 28

FINANCIAL STATEMENTS...................................................... 28

APPENDIX..................................................................A-1

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE AND POLICIES

                  The Prospectus of the High-Yield Series dated May 1, 1998 (the "Prospectus") identifies the investment objective and the principal investment policies of the High-Yield Series. Other investment policies and a further description of certain of the policies described in the Prospectus are set forth below.

                  "When-Issued" Securities. As described in the Prospectus under "INVESTMENT OBJECTIVE AND POLICIES," the High-Yield Series may purchase new issues of tax-exempt securities on a "when-issued" basis. In order to invest the High-Yield Series' assets immediately, while awaiting delivery of securities purchased on a "when-issued" basis, short-term obligations that offer same day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. When a commitment to purchase a security on a "when-issued" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Because that policy currently recommends that an amount of the assets of the High-Yield Series equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or high-quality debt securities sufficient to cover any commitments are always expected to be available. Nonetheless, such purchases may involve more risk than other types of purchases, as described in the Prospectus.

                  Futures Contracts. The High-Yield Series may enter into contracts for the future acquisition or delivery of fixed-income securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the High-Yield Series' securities or adversely affect the prices of long-term bonds which the High-Yield Series intends to purchase at a later date (although the High-Yield Series may engage in transactions in futures contracts for income purposes if Commodity Futures Trading Commission regulations on this issue change). If interest rates move in an unexpected manner, the High-Yield Series will not achieve the anticipated benefits of Futures Contracts or may realize a loss.

                  Options. The High-Yield Series intends to both purchase and write options on securities and Futures Contracts, within the limits described in the Prospectus. The market for options on tax-exempt securities is a new and developing one, and consequently the High-Yield Series faces the risk that such options acquired by it may not be readily marketable. As the market for options on tax-exempt securities expands, the High- Yield Series expects that its activities with respect to options will expand also (subject to any applicable investment restrictions).

                  Portfolio Management. The High-Yield Series intends to fully manage its portfolio by buying and selling securities, as well as holding securities to maturity. In managing its portfolio, the High-Yield Series seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

                    (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

                    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

                    (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

                    (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

                  The High-Yield Series engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

                  Portfolio Turnover. Pursuit by the High-Yield Series of its investment objective may lead to frequent changes in the securities held in its portfolio, which is known as "portfolio turnover." Portfolio turnover may involve payments by the High-Yield Series of broker commissions, dealer spreads and other transaction costs relating to the purchase and the sale of securities. Portfolio turnover rate for a given fiscal year is calculated by dividing the lesser of the amount of the purchases or the amount of the sales of portfolio securities during the year by the monthly average of the value of the portfolio securities during the year. Securities with maturities or expiration dates of one year or less at the time of acquisition by the High-Yield Series are excluded from this calculation. A high portfolio turnover rate increases transactions costs of the High-Yield Series and increases the likelihood of the distribution of taxable capital gains to investors. For the fiscal years ended December 31, 1997 and 1996, the High-Yield Series' portfolio turnover rates were approximately 134% and 139%, respectively.

INVESTMENT RESTRICTIONS

                  The High-Yield Series has adopted the following policies as "fundamental policies", which cannot be changed without the approval of the holders of a majority of the shares of the High-Yield Series (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting at which holders of more than 50% of the outstanding shares are represented in person or by proxy). The High-Yield Series may not:

                    (1) issue senior securities;

                    (2) borrow money in an amount not exceeding 33 1/3% of the value of its total assets and subject to a 300% asset coverage requirement, or pledge mortgage or hypothecate any of its assets, except to secure such permitted borrowings;

                    (3) underwrite securities issued by other persons, except insofar as the High-Yield Series may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                    (4)  purchase  or  sell  real  estate   (including   limited
partnership interests but excluding Municipal Bonds secured by real estate or interests therein) or interests in oil, gas or mineral leases;

                    (5) make loans to others except (i) through the use of repurchase agreements, provided that not more than 10% of its total assets are invested at any one time in repurchase agreements of more than one week in length or in other restricted or illiquid securities, (ii) through the lending of its portfolio securities in accordance with the limitations set forth in the Prospectus under "INVESTMENT OBJECTIVE AND POLICIES - Lending of Portfolio Securities" and (iii) that the purchase of debt securities in accordance with its investment policies shall not constitute loans for purposes of this restriction;

                    (6) purchase or retain the securities of any issuer, if, to the High-Yield Series' knowledge, those individual officers, directors or trustees of the Fund, or of the investment advisor of the High-Yield Series, who own beneficially own more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of the outstanding securities of such issuer;

                    (7) purchase securities, if, as a result of such purchase, 25% or more of its total assets would be invested in non-governmental industrial revenue bonds, the payment of the principal and interest on which are the responsibility of issuers in the same industry, provided that it may invest more than 25% of its total assets in industrial revenue bonds;

                    (8) make short sales of securities or purchase any securities or evidences of interests therein on margin, except that the High-Yield Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the High-Yield Series may make deposits on margin in connection with interest rate futures contracts;

                    (9) purchase or sell commodities or commodities contracts except financial futures and related options as described in the High-Yield Series' Prospectus; or

                    (10) invest in securities which are restricted as to disposition under federal securities laws or for which there is no readily available market (i.e., market makers do not exist or will not entertain bids or offers).

                  The above restrictions, along with the fundamental policies identified in the Prospectus under "INVESTMENT OBJECTIVE AND POLICIES - Miscellaneous," constitute all of the fundamental policies of the High-Yield Series.

                  For the purposes of the High-Yield Series' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security.

                  Operating Policies. The High-Yield Series has adopted the following operating policies which are not fundamental and which may be changed without shareholder approval. The High-Yield Series may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and only if collateralized by U.S. Government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the High-Yield Series would have the right to sell the U.S. Government securities, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. Government securities. As noted in paragraph (5) on page 5, the High-Yield Series may not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. In addition, in order to comply with certain state statutes, the High-Yield Series will not pledge, mortgage or hypothecate its portfolio securities if at the time the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the High-Yield Series. For purposes of this restriction, collateral arrangements with respect to the writing of stock options, financial futures, options on financial futures and collateral arrangements with respect to margin requirements are not deemed to be a pledge of assets, and for purposes of the restriction in paragraph (1) above, neither such arrangements nor the purchase or sale of futures or purchase of related options are deemed to be the issuance of a senior security.

                  Percentage Restrictions. If a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities of the High-Yield Series will not be considered a violation of such policy.


                             MANAGEMENT OF THE FUND


                  The Fund's Board of Trustees provides broad supervision over the affairs of the Fund and of the High-Yield Series. The officers of the Fund are responsible for the operations of the High-Yield Series. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the last five years. Each Trustee who is considered to be an "interested person" of the Fund, as defined by the 1940 Act, is indicated by an asterisk (*).

                  James C. Armstrong: Trustee of the Fund. Mr. Armstrong is a management consultant. He was formerly a partner in Armstrong/Seltzer Communications Inc., a New York management, consulting and public relations firm. Earlier he served as Executive Director, Global Public Affairs Institute at New York University and Professor, Bell of Pennsylvania Chair in Telecommunications, Temple University. He was with American Telephone and Telegraph Company for 15 years. His last position with AT&T was Director,
Corporate Policy Analysis. Mr. Armstrong previously held positions at the Institute for Defense Analysis, the Office of the Postmaster General, and on the faculty of the University of Maryland. He has been a consultant to government, academic and business organizations, and has served on various government-industry task forces and committees. Mr. Armstrong was an Officer in the United States Navy and holds a Ph.D. in nuclear physics. Mr. Armstrong's address is 70 North Ravenwood Drive, Cape May Court House, New Jersey 08210.

                  L. Greg Ferrone: Trustee of the Fund. Mr. Ferrone is Senior Manager of ARC Partners, a management and consulting firm. Previously he was a consultant with IntraNet, Inc., a provider of computer systems to the domestic and international banking industry. Prior thereto he was the Director of Sales & Marketing for RAV Communications Inc., Vice President/Regional Manager with National Westminster Bank USA and an officer at Security Pacific Bank. Mr. Ferrone received a Bachelor of Science degree from Rensselaer Polytechnic Institute in 1972 and studied at the Stonier Graduate School of Banking. Mr. Ferrone's address is 83 Ronald Court, Ramsey, New Jersey 07446.

                  *Vincent J. Malanga: Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, The California Muni Fund and Fundamental Funds, Inc. Mr. Malanga is President, Treasurer and a Director of Fundamental Portfolio Advisors, Inc., Executive Vice President, Secretary and a Director of Fundamental Service Corporation, and President, LaSalle Economics Inc., an economic consulting firm. Mr. Malanga, who holds a Ph.D. in Economics from Fordham University, was an Economist at the Federal Reserve Bank of New York. Mr. Malanga's address is 90 Washington Street, 19th Floor, New York, New York 10006.

                  All of the Trustees of the Fund are also Directors of Fundamental Funds, Inc. and Trustees of The California Muni Fund. Dr. Malanga, an officer of the Fund, holds similar offices with Fundamental Funds, Inc. and The California Muni Fund.

                  The High-Yield Series does not pay any salary or compensation to any of its officers, all of whom are officers or employees of Fundamental Portfolio Advisors, Inc. (the

"Manager"). For services and attendance at board meetings and meetings of committees which are common to the Fund, New York Muni Fund, Inc. and The California Muni Fund (other affiliated mutual funds for which the Manager acts as the investment advisor), each Trustee of the Fund who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Trustee is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. Some Trustees received additional compensation at a rate of $125 per hour for services related to serving on the Portfolio Review Committee. The Manager pays the compensation of the Fund's officers and of the one Trustee that is affiliated with the Manager. For the fiscal year ended December 31, 1997, trustees' fees totalling $17,912 were paid by the Fund to the Trustees as a group ($2,413 for the High-Yield Series, $10,041 for the Tax-Free Money Market Series and $5,458 for the Fundamental U.S. Government Strategic Income Fund Series).


                               COMPENSATION TABLE

                         (FOR EACH CURRENT BOARD MEMBER
                           RECEIVING COMPENSATION FROM
                           A FUNDAMENTAL FUND FOR THE
                      MOST RECENTLY COMPLETED FISCAL YEAR)

                        AGGREGATE COMPENSATION FROM FUND



                                                                                                                        AGGREGATE
                                                                                                                      COMPENSATION
                                                                                                                       PAID BY ALL
                                                                                                                      FUNDS MANAGED
                                                                                                                           BY
                                                                   HIGH-YIELD      TAX-FREE       U.S. GOV'T           FUNDAMENTAL
                                                 CALIFORNIA         MUNICIPAL       MONEY          STRATEGIC            PORTFOLIO
         NAME                  NY MUNI              MUNI              BOND          MARKET          INCOME           ADVISORS, INC.


JAMES C. ARMSTRONG              $29,684              $3,044              $496       $2,919            $2,207                $38,350

L. GREG FERRONE                 $20,124              $2,064              $336       $1,979            $1,497                $26,000






Administrator, Transfer Agent, Custodian and Accounting Agent

                  Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701 currently acts as Administrator, Transfer Agent, Custodian and Accounting Agent for the High-Yield Municipal Bond Series.

                  Fundamental Shareholder Services, Inc., P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013, an affiliate of Fundamental Portfolio Advisors, Inc. and Fundamental Service Corporation, previously performed all services in connection with the transfer of shares of the High-Yield Series, acts as its dividend disbursing agent, and as administrator of the exchange, check redemption, telephone redemption and expedited redemption privileges of the High-Yield Series. During the year ended December 31, 1997, all fees earned ($14,600) were paid by the Manager.

                                DISTRIBUTION PLAN


                  As discussed in the Prospectus, the Fund has entered into a Distribution Agreement with FSC. FSC is a Delaware corporation which is owned approximately 43.7% by each of Messrs. Thomas W. Buckingham, a consultant to the Manager, and Vincent J. Malanga, a Trustee and officer of the Fund and a director and officer of the Manager, and 9.8% by Dr. Lance M. Brofman, an employee of the Manager. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), have approved the Distribution Agreement. The Distribution Agreement provides that FSC will bear the distribution expenses of the High-Yield Series not borne by the High-Yield Series. The Distribution Agreement was approved by action of the Trustees of the Fund and entered into by the Fund and FSC on March 28, 1989. The Distribution Agreement will continue in effect from year-to-year if it is specifically approved, at least annually, in the manner required by the 1940 Act. The Board of Trustees last approved the Distribution Agreement on March 25, 1998 for a period of sixty days following March 31, 1998.

                  FSC bears all expenses it incurs in providing services under the Distribution Agreement. Such expenses include compensation to it and to securities dealers and other financial institutions and organizations such as banks, trust companies, savings and loan associations and investment advisors for distribution related and/or administrative services performed for the High-Yield Series. FSC also pays certain expenses in connection with the distribution of the High-Yield Series' shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements thereto to prospective shareholders. The High-Yield Series bears the cost of registering its shares under federal and state securities law.

                  The Fund and FSC have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, FSC will use its best efforts in rendering services to the Fund.

                  The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the High-Yield Series pays FSC compensation accrued daily and paid monthly at the annual rate of 1/2 of 1.0% of the High-Yield Series' average daily net assets. The Plan was adopted by a majority vote of the Board of Trustees, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan on September 29, 1987 by the then sole shareholders of the High-Yield Series.

                  Pursuant to the Plan, FSC provides the Fund, for review by the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

                  No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the 1940 Act, has any direct financial interest in the operation of the Plan except to the extent that FSC and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended thereunder by the Fund.

                  The Plan has been renewed to continue in effect for a period of sixty days following March 31, 1998. The Plan will continue in effect from year-to-year thereafter, provided such continuance is approved annually by vote of the Trustees in the manner described above. It may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund, and with no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of the Independent Trustees shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

                  FSC waived all distribution fees in the amount of $9,125 for the year ended December 31, 1997.

                  The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FSC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, servicing and recordkeeping functions. FSC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the High-Yield Series might occur, including possible termination of any automatic investment or redemption or other services then provided by a bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The High-Yield Series may execute portfolio transactions with and purchase securities issued by depository institutions that indirectly receive payments under the Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions.


                               INVESTMENT MANAGER


                  The Fund has entered into an agreement (the "Management Agreement") with Fundamental Portfolio Advisors, Inc. (the "Manager"), 90 Washington Street, New York, New York 10006, to act as its investment adviser. The Management Agreement will continue in effect from year to year if it is specifically approved, at least annually, by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the Management Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The Board of Trustees last approved the continuation of the Management Agreement on March 25, 1998 for a period of sixty days following March 31, 1998. The Management Agreement terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice.

                  Under the terms of the Management Agreement, the Manager serves as investment adviser to the High-Yield Series and is responsible for the overall management of the business affairs and assets of the High-Yield Series, subject to the authority of the Fund's Board of Trustees. The Manager also is authorized under the Management Agreement to buy and sell securities for the account of the High-Yield Series, in its discretion, subject to the right of the Fund's Trustees to disapprove any such purchase or sale. The Manager pays all of the ordinary operating expenses of the High-Yield Series, including executive salaries and the rental of office space, with the exception of the following, which are to be paid by the High-Yield Series: (1) charges and expenses for determining from time-to-time the net asset value of the High-Yield Series and the keeping of its books and records,(2) the charges and expenses of any auditors, custodian, transfer agent, plan agent, dividend disbursing agent and registrar performing services for the High-Yield Series, (3) brokers' commissions, and issue and transfer taxes, chargeable to the High-Yield Series in connection with securities transactions, (4) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable by the High-Yield Series to federal, state or other governmental agencies, (5) fees and expenses involved in registering and maintaining registrations of the shares of the High-Yield Series with the Securities and Exchange Commission, (6) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing notices, proxy statements and all reports to shareholders and to governmental agencies, (7) charges and expenses of legal counsel to the Fund, (8) compensation of those Trustees of the Fund as such who are not affiliated with or interested persons of the Manager or the Fund (other than as Trustees), (9) fees and expenses incurred pursuant to the 12b-1 Plan and (10) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund or the High-Yield Series and any indemnification by the Fund of its trustees, officers, employees or agents with respect thereto. To the extent any of the foregoing charges or expenses are incurred by the Fund for the benefit of each of the Fund's series, the High-Yield Series is responsible for payment of the portion of such charges or expenses which are properly allocable to the High-Yield Series.

                  As compensation for the performance of its management services and the assumption of certain expenses of the High-Yield Series and the Fund, the Manager is entitled under the Management Agreement to an annual management fee (which is computed daily and paid monthly) from the High-Yield Series equal to the following percentage of the average daily net asset value of the High-Yield Series.

                  Average Daily Net Asset Value      Annual Fee Payable

Net asset value to $100,000,000                                          .80%
Net asset value of $100,000,000
   or more but less than $200,000,000                                    .78%
Net asset value of $200,000,000
   or more but less than $300,000,000                                    .76%
Net asset value of $300,000,000
   or more but less than $400,000,000                                    .74%
Net asset value of $400,000,000
   or more but less than $500,000,000                                    .72%
Net asset value of $500,000,000 or more                                  .70%

                  The above management fee is higher than the management fee paid by most other mutual funds, due to the extensive credit analysis performed by the Manager with respect to the High-Yield Series. For the period commencing October 1, 1987 (the commencement of the High-Yield Series' operations) and ended December 31, 1987 and for the years ended December 31, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997 and the Manager waived its management fees, and reimbursed expenses of the High-Yield Series in amounts of $24,175, $73,527, $39,005, $34,589, $1,498, $50,224, $54,485, $51,925, $74,369,
$72,768 and $49,643, respectively, as expense reimbursements under the Management Agreement.

                  Mr. Vincent J. Malanga, a trustee and officer of the Fund, and Dr. Lance M. Brofman, chief portfolio strategist of the High-Yield Series, each own approximately 48.5% of the outstanding shares of voting capital stock of the Manager.

                             PORTFOLIO TRANSACTIONS

                  All orders for the purchase or sale of portfolio securities are placed on behalf of the High-Yield Series by the Manager pursuant to authority contained in the Management Agreement (subject to the right of the Trustees to reverse any such transaction). The Manager is and may in the future also be responsible for the placement of transaction orders for the other series of the Fund and for other investment companies for which the Manager acts as investment advisor. Securities purchased and sold on behalf of the High-Yield Series will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise involve transactions directly with the issuer of the instrument. In selecting dealers, the Manager will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads and commissions (if any).

                  Dealers may be selected who provide  brokerage and/or research services to the Fund or High-Yield Series and/or other investment companies over which the Manager exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Manager maintains a listing of dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the High-Yield Series, other series of the Fund and other funds over which the Manager exercises investment discretion are placed with dealers (including dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

                  The receipt of research from dealers may be useful to the Manager in rendering investment management services to the High-Yield Series and/or other series of the Fund and other funds over which the Manager exercises investment discretion, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other clients of the Manager may be useful to it in carrying out its obligations to the High-Yield Series. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

                  Dealers who execute portfolio transactions on behalf of the High-Yield Series may receive spreads or commissions which are in excess of the amount of spreads or commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the High-Yield Series to pay such higher spreads or commissions, the Manager must determine in good faith that such spreads or commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker or dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the High-Yield Series, the Fund or the Manager's other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and/or research services provided or to determine what portion of the compensation should be related to those services.

                  The Manager is authorized to place portfolio transactions with dealer firms that have provided assistance in the distribution of shares of the High-Yield Series or shares of other series of the Fund or other funds for which the Manager acts as investment advisor if it reasonably believes that the quality of the transaction and the amount of the spread are comparable to what they would be with other qualified dealers.

                  During the years ended December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997, the High-Yield Series did not pay any brokerage commissions.

                  The Funds' Trustees and brokerage allocation committee (comprised solely of non-interested Trustees) periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the High-Yield Series and the Fund and review the dealer spreads paid by the High-Yield Series and the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund and its portfolios.

                  From January 1, 1990 to January 31, 1996, the Manager directed syndicate designations in the aggregate dollar amount of $858,094 to Capital Institutional Services, Inc. ("CIS") in connection with the Fundamental Funds' bond purchases through underwriting syndicates. The Manager has represented that CIS, a third-party research provider, at the Manager's direction, paid portions of such syndicate designations to approximately 30 different firms that provided research services used by the Manager in managing the Fundamental Funds, including Capital Market Services, Inc. ("CMS"). Further, that CMS was paid by CIS $115,000 for research provided to the Manager. The $115,000 dollar amount paid by CIS to CMS for the following fiscal years of the High-Yield Series was:
$35,000 in 1995;  $55,000 in 1994;  and  $25,000 in 1993.  The  Manager has also represented that it learned in 1996 that at all times during the years 1993, 1994 and 1995, CMS was 100% owned by Mr. Donald E. Newell's wife. Mr. Vincent J. Malanga and Mr. Donald E. Newell are each executive officers and 50%
shareholders of LaSalle Portfolio Management, Inc. In order to remove any appearance of impropriety concerning all of the payments made by CIS to CMS in return for research the Manager obtained from CMS, the Manager reimbursed Fundamental U. S. Government Strategic Income Fund (the beneficiary of the research) $115,000 out of its own resources.

                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

                   Firstar Trust Company (the "Bank"), 615 East Michigan Street, Michigan, Milwaukee, WI 53202, acts as Custodian of the Fund's cash and securities. The Bank also acts as bookkeeping agent for the Fund, and in that capacity monitors the Fund's accounting records and calculates its net asset value.

                  McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, N.Y., acts as independent public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.


                                      TAXES


                  The following is only a summary of certain additional federal income tax considerations generally affecting the High-Yield Series and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the High-Yield Series or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

                  The High-Yield Series has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the High-Yield Series is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the High-Yield Series made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

                  If the High-Yield Series has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years.

As of December 31, 1997, the High-Yield Series has capital loss carryforwards of approximately $160,500, which expire in varying amounts between December 31, 1998 and December 31, 2003. Under Code Section 382, if the High-Yield Series has an "ownership change," the High- Yield Series' use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the High-Yield Series immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the 3-calendar-month period ending with the calendar month of change occurs (the rate for April 1998 is 5.04%). The High-Yield will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the High-Yield Series, there can be no assurance that the High-Yield Series will not have, or has not already had, an ownership change. If the High-Yield Series has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the High- Yield Series and will be taxable to shareholders as described under "High-Yield Series Distributions" below.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

                  In general, gain or loss recognized by the High-Yield Series on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the High-Yield Series at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the High-Yield Series held the debt obligation.

                  In general, for purposes of determining whether capital gain or loss recognized by the High-Yield Series on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the High-Yield Series as part of a "straddle" (which term generally excludes a situation where the asset is stock and the High-Yield Series grants a qualified covered call option (which, among other things, must not be deep-in-the- money) with respect thereto). In addition, the High-Yield Series may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the High-Yield Series on the lapse of, or any gain or loss recognized by the High-Yield Series from a closing transaction with respect to, an option written by the High-Yield Series will be treated as a short-term capital gain or loss.

                  Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the High-Yield Series' net investment in the transaction and: (1) the transaction consists of the acquisition of property by the High-Yield Series and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the High-Yield Series on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the High-Yield Series has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the High-Yield Series' shareholders.

                  Certain transactions that may be engaged in by the High-Yield Series (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The High-Yield Series, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the High-Yield Series that are not Section 1256 contracts.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

                  In addition to satisfying the requirements described above, the High-Yield Series must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the High-Yield Series' taxable year, at least 50% of the value of the High-Yield Series' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the High-Yield Series has not invested more than 5% of the value of the High-Yield Series' total assets in securities of such issuer and as to which the High-Yield Series does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the High-Yield Series controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

                  If for any taxable year the High-Yield Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the High-Yield Series' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

                  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The High-Yield Series intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the High- Yield Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


High-Yield Series Distributions

                  The High-Yield Series anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

                  The High-Yield Series may either retain or distribute to shareholders its net capital gain for each taxable year. The High-Yield Series currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the High-Yield Series prior to the date on which the shareholder acquired his shares.

                  The High-Yield Series intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the High-Yield Series' taxable year at least 50% of the High-Yield Series' total assets consists of tax-exempt municipal obligations. Distributions from the High-Yield Series will constitute exempt-interest dividends to the extent of the High-Yield Series' tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the High-Yield Series are excluded from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the High-Yield Series of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

                  AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

                  Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the High-Yield Series is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the High-Yield Series. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the High-Yield Series will likely be subject to tax on dividends paid by the High-Yield Series which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

                  Distributions by the High-Yield Series that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from the sale of the shares, as discussed below.

                  Distributions by the High-Yield Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the High-Yield Series (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the High-Yield Series reflects realized but undistributed income or gain, or unrealized appreciation in the value of assets held by the High-Yield Series, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by the High-Yield Series into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the High-Yield Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                  The High-Yield Series will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the IRS for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the High- Yield Series that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares

                  A shareholder will recognize gain or loss on the sale or redemption of shares of the High-Yield Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the High-Yield Series within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the High-Yield Series will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the High-Yield Series is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the High-Yield Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the High-Yield Series, capital gain dividends and exempt-interest dividends and amounts retained by the High-Yield Series that are designated as undistributed capital gains.

                  If the income from the High-Yield Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the High- Yield Series will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

                  In the case of a foreign noncorporate shareholder, the High-Yield Series may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the High-Yield Series with proper notification of its foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the High-Yield Series, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

                  Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the High-Yield Series.


                              DESCRIPTION OF SHARES


                  The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into such separate series as the Trustees may establish. The Fund currently has three series of shares: the High-Yield Series, the Tax-Free Money Market Series and the Fundamental U.S. Government Strategic Income Fund Series. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election and selection of Trustees and accountants. Upon liquidation of the High-Yield Series, each series' shareholder is entitled to share pro rata in the net assets available for distribution to shareholders from such series.

                  Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. See "Certain Liabilities."


                               CERTAIN LIABILITIES

                  As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated March 19, 1987, a copy of which is on file with the office of The Secretary of the Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

                  The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of shares of the High-Yield Series is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. This determination is made once during each such day as of the close of the New York Stock Exchange by deducting the amount of the High-Yield Series' liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


                        CALCULATION OF YIELD AND AVERAGE
                               ANNUAL TOTAL RETURN

                  The High-Yield Series' yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material are calculated by standard methods prescribed by the Securities and Exchange Commission.

                  The High-Yield Series' yield is computed by dividing the High-Yield Series' net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the High-Yield Series on the last day of such base period in accordance with the following formula:


                                a-b
                    YIELD = 2[( --- +1)^6 -1]
                                cd

Where:     a     =  dividends and interest earned during the period

           b     =  expenses accrued for the period (net of  reimbursements)

           c     =  the  average  daily  number of  shares  outstanding
                    during the period that were entitled to receive dividends

           d     =  the maximum offering price per share on the last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

                  (i) The yield to maturity of each obligation held by the High-Yield Series is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any).

                  (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For these purposes it is assumed that each month has 30 days.

                  (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

                  (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

                  (v) In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.

                  With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the High-Yield Series accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the High-Yield Series may elect (i) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium on a remaining security.

                  For purposes of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of each obligation in the High-Yield Series' portfolio each day that the obligation is in the portfolio. The High-Yield Series does not use equalization accounting in the calculation of yield. Expenses accrued during any base period, if any, pursuant to the Distribution Plan are included among the expenses accrued during the base period. Any reimbursement accrued pursuant to the Distribution Plan during a base period, if any, will reduce expenses accrued pursuant to such Plan, but only to the extent the reimbursement does not exceed the accrued expenses for the base period.

                  The High-Yield Series' yield for the one-month period ended December 31, 1997 determined in accordance with the above formula is 3.99%.

                  Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                       P(1 + T)^n = ERV

Where:  P    =  a hypothetical initial payment of $1000

        T    =  average annual total return

        n    =  number of years

        ERV = ending redeemable value of a hypothetical $1000 payment made at the end of a designated period (or fractional portion thereof)

                  For purposes of the above computation, it is assumed that all dividends and distributions made by the High-Yield Series are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%. The average annual total return for the High-Yield Series for the year ended December 31, 1997 was 15.71%. The average annual total return for the High Yield Series for the 5 year period ended December 31, 1997 was 6.74%. The average annual total return was 5.28% for the ten year period ended December 31, 1997.

                  In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the High-Yield Series' mean account size.

                  The High-Yield Series may also from time-to-time advertise its taxable equivalent yield. The High-Yield Series' taxable equivalent yield is determined by dividing that portion of the High-Yield Series' yield (calculated as described above) that is tax-exempt by one minus the stated marginal federal income tax rate and adding the product to that portion, if any,of the yield of the High-Yield Series that is not tax-exempt. The taxable equivalent yield of the High-Yield Series for the one-month period ended December 31, 1997 was 6.61% for a taxpayer whose income was subject to the then highest marginal federal income tax rate of 39.6%.

                  The High-Yield Series' yield and average annual total return will vary from time-to-time depending on market conditions, the composition of the High-Yield Series' portfolio and operating expenses of the High-Yield
Series. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing performance information regarding the High-Yield Series' to information published for other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the High-Yield Series' shares and the risk associated with the High-Yield Series' investment objective and policies. At any time in the future, yields and return quotations may be higher or lower than past yields or return quotations and there can be no assurance that any historical yield or return quotation will continue in the future. In addition, the yield and average annual total return figures set forth above in this Statement of Additional Information should be evaluated in light of the limited operating history of the High-Yield Series.

                                                 OTHER INFORMATION

                  As of March 31, 1998, the following persons were known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the High Yield Series:


NAMES & ADDRESS                                               NUMBER OF SHARES                   PERCENTAGE OF
_______________                                               OWNED                              OUTSTANDING SHARES


Vivian Kaufman (Trustee)                                         38,884.918                           11.47%
Vivian Kaufman Revocable Trust
UA DTD 10-06-93
1900 South Ocean Blvd., #5-S
Pompano Beach, FL  33062

Louis J. & Frances M. Russo (Trustees)                           18,062.316                            5.33%
Louis J. Russo Grantor Rev. Trust
U/A DTD 04/15/95
3961 Dafilee Circle
West Palm Beach, FL  33417

Kenneth S. & Heidi G. Widelitz (Trustees)                        67,697.336                           19.97%
The Widelitz Family Trust
U/A DTD 04/15/94
10519 Lauriston Avenue
Los Angeles, CA  90064

                              FINANCIAL STATEMENTS

         Audited financial statements of the High-Yield Series for the year ended December 31, 1997 are attached hereto.

(CHART MATERIAL)

                               New York Muni Fund
                              Portfolio Composition
                                December 31, 1997
                                  (unaudited)

                                     BY TYPE

(15.8%) FCSI

(51.4%) FCLT

(20.9%) LRIB

(11.9%) INLT


                                   BY RATING+

(4.6%) Non-income
       producing bonds

 (1.3%) AA

(59.6%) AAA

(19.2%) BBB

 (1.9%) Not Rated


FIXED COUPON BONDS
   FCLT -- Long (maturity greater than 15 years) (includes long zero coupons) FCSI -- Short or Intermediate (maturity less than 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB(Residual Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   LRIB -- Long Term (maturity greater than 15 years)

IN (Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   INLT -- Long Term  (maturity greater than 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

(CHART MATERIAL)


$22,786
Lehman
Brothers
Municipal
Bond Index*

$15,144
Fundamental
New York
Muni
Fund, Inc.

$13,926
Consumer
Price Index

--------------------------------------------------------------------------------
                               New York Muni Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                         1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
                         1.46%     (0.62)%     4.24%
--------------------------------------------------------------------------------

                                  Thousands ($)

24   22   20   18   16   14   12   10

12/31/87  12/31/88  12/31/89  12/31/90  12/31/91 12/31/92 12/31/93 12/31/94

12/31/95  12/31/96  12/31/97


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applic able, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

(LEFT COLUMN)

NEW YORK MUNI  FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------
ASSETS
  Investment in securities at value
    (Note 4) (cost $127,411,133).....................  $122,737,274
  Receivables:
    Interest.........................................     1,484,267
    Fund shares sold.................................    58,146,118
                                                        -----------
           Total assets..............................   182,367,659
                                                        -----------
LIABILITIES
  Notes payable (Note 6).............................    38,177,582
  Payables:
    Fund shares redeemed.............................       347,948
    Investment securities purchased..................     8,826,774
    Dividend declared................................        27,444
    Due to advisor...................................        24,366
    Accrued expenses.................................       368,138
                                                        -----------
   Total liabilities.................................    47,772,252
                                                        -----------
NET ASSETS consisting of:
   Distributions in excess of net
     investment income................... $   (27,444)
   Accumulated net realized loss ........ (24,284,760)
   Unrealized depreciation of securities.  (4,673,859)
   Paid-in-capital applicable to
   156,836,372 shares of $.01
   par value capital stock............... 163,581,470
                                           ----------
                                                       $134,595,407
                                                       ============
NET ASSET VALUE PER SHARE................                      $.86
                                                               ====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year ended December 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income...............................      $ 7,756,494
EXPENSES (Notes 2 and 3)
   Management fee...............         $640,975
   Custodian and accounting fees          327,214
   Transfer agent fees..........          450,401
   Professional fees............        1,050,450
   Directors' fees..............          102,427
   Printing and postage.........           31,395
   Interest.....................        1,431,511
   Distribution expenses........          647,839
   Operating expenses on
   defaulted bonds..............           72,000
   Other........................          143,176
                                        ---------
                                        4,897,388

   Expenses reimbursed........            (40,700)
                                        ---------
           Total expenses........................        4,856,688
                                                        ----------
           Net investment income.................        2,899,806
                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss on investments    (2,367,322)

   Net unrealized appreciation of
     investments..............          5,608,133
                                        ---------
   Net gain on investments ......................       3,240,811
                                                       ----------
NET INCREASE IN NET ASSETS
FROM OPERATIONS..................................      $6,140,617
                                                       ==========
(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended          Year Ended
                                                                                    December 31,        December 31,
                                                                                        1997                1996
                                                                                    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income......................................................      $  2,899,806       $  6,229,467
   Net realized loss on investments...........................................        (2,367,322)        (2,404,362)
   Unrealized appreciation (depreciation) on investments .....................         5,608,133         (4,292,643)
                                                                                     -----------        -----------
   Net (decrease) increase in net assets from operations......................         6,140,617           (467,538)
DISTRIBUTIONS:
   Distributions from investment income.......................................        (2,899,806)        (6,229,467)
   Distributions in excess of net investment income...........................           (27,444)            --
   Return of capital distribution.............................................          (551,666)            --
   Distributions from net realized gain from investments......................           (24,556)            --
   CAPITAL SHARE TRANSACTIONS (Note 5)........................................       (64,787,531)       (23,248,833)
                                                                                     -----------        -----------
   Total decrease.............................................................       (62,150,386)       (29,945,838)
NET ASSETS:
   Beginning of year..........................................................       196,745,793        226,691,631
                                                                                     -----------        -----------
   End of year................................................................      $134,595,407       $196,745,793
                                                                                     ===========        ===========

                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1997

---------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Cash
   Cash Flows From Operating Activities
     Net increase to net assets from operations ..................................................     $    6,140,617
     Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
       Purchase of investment securities .........................................................     (1,574,433,817)
       Proceeds on sale of securities ............................................................      1,659,325,144
       Decrease in interest receivable ...........................................................          2,324,155
       Decrease in accrued expenses ..............................................................           (391,142)
       Net accretion of discount on securities ...................................................           (111,800)
       Net realized loss:
         Investments .............................................................................          2,367,322
       Unrealized appreciation on securities  ....................................................         (5,608,133)
                                                                                                        -------------
           Net cash provided by operating activities .............................................         89,612,346
                                                                                                        -------------
   Cash Flows From Financing Activities:*
       Increase in notes payable .................................................................         36,846,239
       Proceeds on shares sold ...................................................................      2,222,770,042
       Payment on shares repurchased .............................................................     (2,348,578,756)
       Cash dividends paid .......................................................................           (649,871)
                                                                                                        -------------
           Net cash used in financing activities .................................................        (89,612,346)
                                                                                                        -------------
           Net decrease in cash ..................................................................                  0
   Cash at beginning of year .....................................................................                  0
                                                                                                        -------------
   Cash at end of year ...........................................................................      $           0
                                                                                                        =============

--------------
  *Non-cash financing  activities not included herein consist of reinvestment of dividends  of  $3,233,013.
   Cash  payments  for  interest   expense  totaled $1,672,606.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                        Type o  Rating oo     Value
     --------                                 -----                                            ----    -----         -----
   $ 1,000,000##  Amherst NY Industrial Development Agency Lease Rev, SurfaceRink Complex,
                     LOC Keyhawk, 5.65%, 10/01/22............................................  FCLT    A          $ 1,015,360
     1,000,000    Metropolitan Transit Authority NY Commuter Facilities Rev, Series C-1,
                     FGIC Insured 5.375%, 07/01/27...........................................  FCLT    AAA          1,011,120
       300,000    Metropolitan Transit Authority NY Transportation Facilities Rev SVC Contract
                     Series 8 5.375%, 07/01/21...............................................  FCLT    A-             300,000
    14,600,000x## New York Inverse Floating Rate Notes*......................................  INLT    A-          14,618,104
       500,000    New York NY Series B, 5.25%,0 8/01/15......................................  FCLT    A-             495,445
     5,290,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 04/01/08...................  FCSI    Aaa          5,402,042
     5,925,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 10/01/08...................  FCSI    Aaa          6,046,463
     2,200,000x## New York City, IDA, Imclone Systems Inc Project AMT 11.25%, 07/01/04.......  FCSI    NR           2,296,404
     2,000,000    New York City, IDA, Brooklyn Navy Yard Cogen Partners AMT 5.75%, 10/01/36 .  FCLT    Baa3         2,017,800
     6,700,000    New York City, MWFA, Water &Sewer Systems Rev Residual Int Tr Rcpts,
                     Series 29, FGIC Insured, 6.562%, 06/15/30...............................  LRIB    Aaa          6,497,258
     1,030,000    New York City, IDA, Civic Facilities Rev, Anti-Defamation League Foundation
                     Ser A, MBIA Insured,  5.375%, 06/01/27..................................  FCLT    Aaa          1,042,226
     3,500,000##  New York City, IDA, Special Facilities Rev, United Airlines Inc. Project,
                     AMT, 5.65%, 10/01/32....................................................  FCLT    Baa3         3,538,605
     4,970,000##  New York State, DAR, City University Systems Series C 5.00%, 07/01/17 .....  FCLT    Baa1         4,784,270
       850,000    New York State, DAR, City University Series F, FGIC TCRS Insured,
                     5.00%, 07/01/20.........................................................  FCLT    Aaa            827,611
     7,550,000##  New York State, DAR, Court Facilities Lease Series A  5.25%, 05/15/21 .....  FCLT    Baa1         7,419,838
     1,000,000    New York State, DAR, Nursing Home FHA, Rosalind &Joseph Gurwin
                     Jewish Geriatric, AMBAC Insured 5.70%, 02/01/37.........................  FCLT    Aaa          1,023,890
     1,650,000    New York State, DAR, St. Vincent DePaul Residence, LOC Allied Banks PLC,
                     5.30%, 07/01/18.........................................................  FCLT    Aa3          1,639,803
     4,500,000##  New York State, DAR, City University System Residual Int Tr Recpts 27,
                     MBIA Insured, Liquidity The Bank of New York, 8.22%, 07/01/24...........  LRIB    Aaa          4,949,055
    13,460,000##  New York State, DAR, City University System Residual Int Tr Recpts 28,
                     AMBAC Insured, Liquidity The Bank of New York, 7.63%, 07/01/25..........  LRIB    Aaa         14,170,553
     2,510,000    New York State, DAR, Vassar Brothers Hospital, FSA Insured 5.375%, 07/01/25  FCLT    Aaa          2,525,462
     5,000,000    New York State, DAR, Mental Health Services Facilities Improvement
                     Series D, FSA Insured, 5.125%, 08/15/27.................................  FCLT    AAA          4,909,950
     7,500,000##  New York State, DAR, FHA, St Barnabas Hospital AMBAC Insured
                     5.45%, 08/01/35.........................................................  FCLT    Aaa          7,565,700
       750,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.45%, 08/01/27.........................................................  FCLT    Aaa            755,730
     1,000,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.50%, 08/01/37.........................................................  FCLT    Aaa          1,009,340
    42,000,000    New York State, DAR, FHA, Presbyterian Hospital Series A AMBAC Insured
                     0.00%, 08/15/36.........................................................  FCLT    Aaa          5,404,560
     2,000,000    New York State, DAR, FHA, Highland Hospital Rochester Series A,
                     MBIA Insured, 5.45%, 08/01/37...........................................  FCLT    Aaa          2,008,680
     1,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/11....................................  FCLT    Aaa          1,009,710
     2,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/12....................................  FCLT    Aaa          2,016,160


NEW YORK MUNI FUND

December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                            Type o  Rating oo     Value
     --------                                 -----                                                ----    -----         -----
   $ 4,040,000    New York State, HFA, Service Contract Obligation Rev Series C, 5.50%, 03/15/25.  FCLT    Baa1       $  4,064,644
     5,000,000##  New York State, MCFFA, HFA, Rev, Presbyterian Hospital
                     MBIA-IBC Insured 5.375%, 02/15/25...........................................  FCLT    Aaa           5,045,500
     9,805,000x# ##  Niagara County NY, IDA Falls Street Faire Project AMT, 10.00% 09/01/06
                     (see Note 4 to Financial Statements)........................................  FCSI    NR            3,509,700
     5,870,000x#  ## Niagara Falls NY, URA, Old Falls Street Improvement Project, 11.00% 05/01/09
                     (see Note 4 to Financial Statements).............................. .........  FCSI    NR            2,101,167
     1,760,000    Syracuse NY, IDA, Civic Facilities Rev, Crouse Health Hospital Project,
                     Series A 5.375%, 01/01/23...................................................  FCLT    BBB           1,715,124
                                                                                                                      ------------
                             Total Investments (Cost $127,411,133 @).............................                     $122,737,274
                                                                                                                      ============

  * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or value of an index. Rates shown are at December 31, 1997.
 ** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
  @ Cost for Federal income tax purposes is $127,989,424.
  # The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using  methods  the Director's  believe  reflect  fair  value.  See  Note  4  to  the  financial statements.
 ## $82,462,761  market value of securities are  segregated  in whole or in part as collateral securing a line of credit.
  x The Fund owns 100% of the security and therefore there is no  trading  in  the  security.   See  Note  4  to  the  financial
    statements.

Legend
       oType   FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term
   ooRatings   If a security has a split rating the highest applicable rating is used,  including  published ratings on identical credits for individual securities not individually rated.
               NR--Not Rated
    ooolssue   AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HDA         Housing Development Agency
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MTA         Metropolitan Transit Authority
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------------------------------------------------------------------

1.Significant Accounting Policies

     New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

          Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

          Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

          Federal  Income  Taxes--It  is the  Fund's  policy to comply  with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

          Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of
     Directors. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

          General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized loss as incurred.

          Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

2.Investment Advisory Fees and Other Transactions with Affiliates

     Management Agreement
     Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager has voluntarily agreed to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1997 due to the expense limitation. See Note 8.

     SEC Administrative Action Against Manager
     On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Directors. A hearing has been scheduled with an admninistrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

     Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see Note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of the Fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the Fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. $219,300 of the proceeds from the reimbursement have been included in the realized gain on investments and $40,700 have been included as an expense reimbursement in the accompanying financial statements. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

     Distribution Plan and Service Agreement
     Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

     Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $307,200 for the year ended December 31, 1997.

     NASD Sanctions and Fines
     On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 amounted to $260,717.

3.Directors' Fees

     All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Directors also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4.Complex Securities, Concentrations of Credit Risk, and Investment Transactions

     Inverse Floating Rate Notes (IFRN):
     The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

     Concentration of Credit Risk and Transactions in Defaulted Bonds:
     The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

     The Fund, through its investment banker and manager, negotiated the sale of the Falls Street Station project. The net proceeds received on the sale of approximately $2,800,000 were accounted for as a pro rata recovery of principal of each of the bonds. The remaining principal value of the Fall Street Station IDA Bond of approximately $3,887,000 was charged to realized loss on investments.

     The remaining two securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $5,610,867 (35.8% to their aggregate face value of $15,675,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1997. Legal, investment banking, and other restructuring costs charged to realized loss totaled approximately $153,000 for the year ended December 31, 1997 ($1,640,000 cumulatively from October 6, 1992 to December 31, 1997). The Fund through its investment banker, engaged a property manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Project. Net operating expenses related to the Projects for the year ended December 31, 1997 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1997 totaled approximately $684,629

     Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $33,973,880 (25% of net assets) at December 31, 1997.

     Other Investment Transactions:
     During the year ended December 31, 1997,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $554,177,076   and
$647,162,806, respectively.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     As of December 31, 1997 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $5,252,150 composed of unrealized appreciation of $4,320,774 and unrealized depreciation of $9,572,924.

     The Fund has capital loss carryforwards available to offset future capital gains as follows:
                                   Amount               Expiration
                                   ------               ----------
                                 $18,503,000         December 31, 2002
                                   3,430,000         December 31, 2004
                                   2,214,000         December 31, 2005
                                 -----------
                                 $24,147,000
                                 ===========

5.Capital Stock

    As of December 31, 1997 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:


                                                     Year Ended                              Year Ended
                                                  December 31, 1997                       December 31, 1996
                                             --------------------------              --------------------------
                                             Shares             Amount               Shares             Amount
                                          ------------       ------------         ------------       ------------
Shares sold.........................     2,692,167,470      $2,280,916,160       3,704,110,578      $3,314,430,819
Shares issued on reinvestment
of dividends........................         3,788,810           3,223,013           5,501,544           4,939,206
Shares redeemed ....................    (2,765,077,644)     (2,348,926,704)     (3,714,943,217)     (3,342,618,858)
                                        --------------      --------------      --------------      --------------
Net (decrease) .....................       (69,121,364)     $  (64,787,531)         (5,331,095)     $  (23,248,833)
                                        ==============      ==============      ==============      ==============

6.Line of Credit

     The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $38,177,582 was outstanding at December 31, 1997.

    The maximum month end and the average borrowings outstanding during the year ended December 31, 1997 were $82,500,000 and $20,630,505, respectively.

7. Agreement and Plan of Reorganization

     On July 15, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

     The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

     A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

     At its March 25, 1998 Board of Directors' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $50,230. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    FSC waived fees in the amount of $51,200 in 1998. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Independent Directors have instructed the Manager to escrow the full amount incurred by the Fund of approximately $50,230.

9. Selected Financial Information


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .......................     $0.87       $0.98      $0.88      $1.18       $1.21
                                                               -----       -----      -----      -----       -----
Income from investment operations:
Net investment income ....................................      .021        .035        .035       .056        .065
Net realized and unrealized gains (losses)
on investments ...........................................      (.009)      (.110)      .101      (.290)       .082
                                                                ----       -----      -----      -----       -----
Total from investment operations .........................      .012        (.075)      .136      (.234)       .147
                                                               -----       -----      -----      -----       -----
Less Distributions:
Dividends from net investment income .....................      (.019)      (.035)     (.035)     (.056)      (.065)
Return of capital distributions...........................      (.003)        --         --          --         --
Dividends from net realized gains ........................        --          --       (.001)     (.010)      (.112)
                                                               -----       -----      -----      -----       -----
Total distributions ......................................      (.022)      (.035)     (.036)     (.066)      (.177)
                                                               -----       -----      -----      -----       -----
Net Asset Value, End of Year .............................     $0.86       $0.87      $0.98      $0.88       $1.18
                                                               =====       =====      =====      =====       =====
Total Return .............................................      1.46%      (7.73%)    15.67%    (20.47%)     12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ............................  $134,595    $196,746    $226,692   $212,665   $275,552
Ratios to Average Net Assets:
Interest expense .........................................      1.10%       2.11%       2.09%      1.59%        .61%
Operating expenses .......................................      2.64%       1.66%       1.55%      1.62%       1.44%
                                                                -----       -----      -----       -----       -----
Total expenses ...........................................      3.74%+      3.77%       3.64%      3.21%       2.05%
                                                                =====       =====      =====       =====       =====
Net investment income ....................................      2.23%+      3.89%       3.81%      5.34%       5.20%
Portfolio turnover rate ..................................    399.38%     347.44%     347.50%    289.69%     404.05%


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
BANK LOANS
Amount outstanding at end of year (000 omitted) ..........    $38,178      $1,200     $64,575    $20,000     $20,873
Average amount of bank loans outstanding during the year
(000 omitted) ............................................    $20,631     $49,448     $49,603    $54,479     $24,100
Average number of shares outstanding during the year
(000 omitted) ............................................    153,535     178,456     191,692    206,323     184,664
Average amount of debt per share during the year .........    $  .134    $   .277    $   .259     $ .264      $ .131


+These  ratios  are  after  expense  reimbursement  of .03% for the  year  ended December 31, 1997.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
New York Muni Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund as of December 31, 1997 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.


S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

THE CALIFORNIA MUNI FUND

(LEFT COLUMN)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------
ASSETS
  Investment in securities
    at value (cost $8,917,684) .................  $ 9,183,831
  Interest receivable ..........................      252,201
  Receivable for fund shares sold ..............    4,962,106
                                                  -----------
              Total assets .....................   14,398,138
                                                  -----------
LIABILITIES
  Loans (Note 6) ...............................      503,018
  Dividend Payable .............................       10,223
  Accrued expenses .............................       52,893
                                                  -----------
              Total liabilities ................      566,134
                                                  -----------
NET ASSETS consisting of:
  Accumulated net realized gain ...  $   220,789
  Unrealized appreciation of
    securities ....................      266,147
  Paid-in-capital applicable to
    1,672,917 shares of beneficial
    interest (Note 4) .............   13,345,068
                                      ----------  -----------
                                                  $13,832,004
                                                  ===========

NET ASSET VALUE PER SHARE                               $8.27
                                                        =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income ..................              $1,009,193
EXPENSES (Notes 2 and 3)
  Management fee ................... $63,726
  Custodian and accounting fees ....  60,460
  Transfer agent fees ..............  38,033
  Professional fees ................ 144,918
  Printing and postage .............  16,886
  Interest .........................  53,011
  Distribution expenses ............  44,731
  Trustees' fees ...................  10,471
                                     -------
               Total expenses ...... 432,236
               Less: Expenses reim-
                 bursed by manager .  (3,296)
               Net expenses ........ -------         428,940
                                                  ----------
               Net investment income                 580,253
                                                  ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments .                 493,308
  Unrealized appreciation of
    investments for the year .......                 374,518
                                                  ----------
             Net gain on investments                 867,826
                                                  ----------
NET INCREASE IN NET ASSETS FROM
OPERATIONS .........................              $1,448,079
                                                  ==========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                        December 31,      December 31,
                                                                            1997              1996
                                                                        ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................................ $   580,253      $   694,929
  Net realized gain on investments .....................................     493,308          100,733
  Unrealized appreciation (depreciation) of investments for the year ...     374,518         (876,013)
                                                                         -----------      -----------
      Net increase (decrease) in net assets from operations ............   1,448,079          (80,351)
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ................................................    (580,253)        (694,929)
CAPITAL SHARE TRANSACTIONS (Note 4) ....................................  (3,287,401)       4,404,527
                                                                         -----------      -----------
          Total increase (decrease) ....................................  (2,419,575)       3,629,247
NET ASSETS:
  Beginning of year ....................................................  16,251,579       12,622,332
                                                                         -----------      -----------
  End of year .......................................................... $13,832,004      $16,251,579
                                                                         ===========      ===========

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
--------------------------------------------------------------------------------

  Increase (Decrease) in Cash
  Cash Flows From Operating Activities
    Net increase to net assets from operations ................... $  1,448,079
    Adjustments to reconcile net increase in net assets from
      operations to net cash provided by operating activities:
      Purchase of investment securities .......................... (128,371,610)
      Proceeds on sale of securities .............................  136,362,253
      Increase in interest receivable ............................       (5,768)
      Decrease in accrued expenses ...............................      (81,857)
      Net accretion of discount on securities ....................     (135,229)
      Net realized gain:
        Investments ..............................................     (493,308)
    Unrealized appreciation on securities ........................     (374,518)
                                                                   ------------
           Net cash provided by operating activities .............    8,348,042
                                                                   ------------
  Cash Flows From Financing Activities:*
      Increase in notes payable ..................................      503,018
      Proceeds on shares sold ....................................  251,745,912
      Payment on shares repurchased .............................. (260,415,184)
      Cash dividends paid ........................................     (195,278)
                                                                   ------------
           Net cash used in financing activities .................   (8,361,532)
                                                                   ------------
           Net decrease in cash ..................................      (13,490)
  Cash at beginning of year ......................................       13,490
                                                                   ------------
  Cash at end of year ............................................ $          0
                                                                   ============
-----------
  *Non-cash financing activities not included herein consist of reinvestment of dividends of $419,765.
   Cash payments for interest expense totaled $57,087.

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
$  100,000(DD)    Arvin, Development Corporation, COP, RB, 8.75%, 9/01/18 .............  FCLT     NR       $   24,505

   200,000        Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.32%, 6/01/15 .........  LRIB     AAA         209,428

   100,000        CSAC Finance Corp, COP, Sutter County Health Facilities Project,
                    7.80%, 1/01/21 ....................................................  FCLT     Baa1        102,158

    70,000        California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                    5.70%, 8/01/10 ....................................................  FCSI     Aaa          74,163
   300,000+       California Statewide Communities Development Authority, Cedars
                    Sinai Medical Project, COP, RB, IFRN*, 6.97%, 11/01/15 ............  LRIB     A1          290,166

   300,000        East Bay, Wastewater System Project, RB, Refunding, AMBAC
                    Insured, IFRN*, 6.87%, 6/01/20 ....................................  LRIB     AAA         312,108

   220,000        Hawthorne, CRA, TAR, 6.75%, 9/01/24 .................................  FCLT     Baa         240,933

   170,000        Lake Elsinore, USD, Refunding, COP, 6.90%, 2/01/20 ..................  FCLT     BBB         187,299

    10,000        Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 ......................  FCLT     A            10,200

 1,505,192        Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/01/29 ..........  FCLT     NR        1,112,291

    35,000        Modesto, Valley Oak Project, RB, 10.60%, 5/01/09 ....................  FCSI     NR           35,792

   250,000        Northern California Power Agency, Multiple Capital Facilities, RB,
                    MBIA Insured, IFRN*, 8.76%, 8/01/25 ...............................  LRIB     AAA         293,040

   250,000        Northern California Transmission Agency, CA-ORE Transmission
                    Project, RB, MBIA Insured, IFRN*, 6.81%, 4/29/24 ..................  LRIB     AAA         254,042

   500,000        Orange County Airport, RB, Refunding, MBIA Insured, 5.625%,
                    7/01/12 ...........................................................  FCLT     Aaa         526,415

   250,000+       Orange County, LTA, RB, IFRN*, 8.01%, 2/14/11 .......................  LRIB     AA          297,597

   250,000        Orange County, LTA, RB, IFRN*, 7.81%, 2/14/11 .......................  LRIB     AAA         289,027

   185,000        Panoche, Water District, COP, 7.50%, 12/01/08 .......................  FCSI     BBB         199,776

   250,000        Rancho, Water District Financing Authority, RB, Prerefunded @
                    104, AMBAC Insured, IFRN*, 8.82%, 8/17/21 .........................  LRIB     AAA         301,443

   250,000        Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                    7.20%, 6/01/19 ....................................................  LRIB     AAA         264,078

   175,000        Riverside, HFA, Riverside Apartment Project, RB, 7.87%, 11/01/19 ....  FCLT     BB-         178,896

   500,000        San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.38%,
                    7/01/16 ...........................................................  INLT     AAA         531,045

   900,000        San Bernardino,  COP, Series PA38, MBIA Insured, IFRN*,
                    11.92%, 7/01/16, Rule 144A Security (restricted as to resale
                    except to qualified institutions) .................................  LRIB     NR        1,021,995

   200,000        San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.09%,
                    4/22/09 ...........................................................  LRIB     AAA         240,624

 1,440,000x       San Jose, CRA, Series PA-38, TAB, MBIA Insured, IFRN*, 5.83%,
                    8/01/16, Rule 144A Security (restricted as to resale except to
                    qualified institutions) ...........................................  LRIB     AAA       1,471,306

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
 $ 250,000        Southern California Public Power Authority, FGIC Isured, IFRN*,
                    6.62%, 7/01/17 ....................................................  LRIB     AAA      $  248,070

    55,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/01/28 .......  FCLT     AAA          59,388

    30,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.30%,
                    12/01/28 ..........................................................  FCLT     AAA          32,358

   250,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E, 6.40%,
                    12/01/28 ..........................................................  FCLT     AAA         271,518

   100,000        Upland, HFA, RB, 7.85%, 7/01/20 .....................................  FCLT     BBB         104,170
                                                                                                          -----------
                          Total Investments (Cost $8,917,684#) ........................                   $ 9,183,831
                                                                                                          ===========

    *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

    #Cost is the same for Federal income tax purposes.

    xThe Fund owns 100% of the security and therefore there is no trading in the security.

 (DD)Denotes non-income producing security: Security is in default. +Segregated, in whole or part, a collateral securing a line of credit.

                                     Legend
(LEFT COLUMN)

oType      FCLT     -Fixed Coupon Long Term
           FCSI     -Fixed Coupon Short or Intermediate Term
           LRIB     -Residual Interest Bond Long Term
           INLT     -Indexed Inverse Floating Rate Bond Long Term

ooRatings           If a security has a split rating the highest applicable
                    rating is used, including published ratings on identicial
                    credits for individual securities not individually rated.
                    Ratings are unaudited.
           NR       -Not Rated

oooIssue   AMBAC    American Municipal Bond Assurance Corporation
           AMT      Alternative Minimum Tax
           CAB      Capital Appreciation Bond
           CGIC     Capital Guaranty Insurance Company

(RIGHT COLUMN)

         COP      Certificate of Participation
         CRA      California Redevelopment Agency
         FGIC     Financial Guaranty Insurance Corporation
         FNMA     Federal National Mortgage Association
         FSA      Financial Security Assurance, Inc.
         GNMA     Government National Mortgage Association
         HFA      Housing Finance Authority
         LTA      Local Transportation Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         MFH      Multi Family Housing
         PFA      Public Financing Authority
         RB       Revenue Bond
         TAB      Tax Allocation Bond
         TAR      Tax Allocation Refunding
         USD      Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The Fund employs leverage in attempting to achieve its objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

(RIGHT COLUMN)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Action Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been sched-

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

uled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The affiliated fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the
Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Distribution Plan and Service Agreement
    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.


(RIGHT COLUMN)

    Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations of which approximately $39,200 was paid to FSC.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which terminated on September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 aggregated $28,066.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,345,068. Transactions in shares were as follows:

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)


                         Year Ended                        Year Ended
                     December 31, 1997                 December 31, 1996
                     -----------------                 -----------------
                  Shares           Amount           Shares           Amount
                  ------           ------           ------           ------
Shares sold     32,632,214      $256,708,018      29,177,580      $234,552,576

Shares issued
  on
  reinvest-
  ment of
  dividends         51,101           419,765          58,802           472,727

Shares
  redeemed     (33,097,092)     (260,415,184)    (28,566,533)     (230,620,776)
               -----------      ------------     -----------      ------------

Net increase
  (decrease)      (413,777)       (3,287,401)        669,849      $  4,404,527
                  ========        ==========         =======      ============


5. Complex Securities and Investment
   Transactions

Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

Investment Transactions:
    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $9,050,450 and $13,516,911, respectively.

    As of December 31, 1997 the net unrealized appreciation of portfolio securities amounted to $266,147 composed of unrealized appreciation of $744,806 and unrealized depreciation of $478,659.


(RIGHT COLUMN)

6. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the year ended December 1997, were $2,000,000 and $664,000, respectively.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $4,000. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $4,000 as of April 30, 1998.


9. Selected Financial Information

                                                                            Years Ended December 31,
                                                                -----------------------------------------------
                                                                1997        1996       1995      1994      1993
                                                                ----        ----       ----      ----      ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .........................   $ 7.79      $ 8.91     $ 7.10    $ 9.49    $ 8.81
                                                               -------     -------    -------   -------   -------
Income from investment operations:
Net investment income ......................................      .376        .409       .419      .553      .563

Net realized and unrealized gains (losses)
  on investments ...........................................      .480      (1.120)     1.810    (2.390)     .876
                                                               -------     -------    -------   -------   -------
       Total from investment operations ....................      .856       (.711)     2.229    (1.837)    1.439
                                                               -------     -------    -------   -------   -------
Less Distributions:
Dividends from net investment income .......................     (.376)      (.409)     (.419)    (.553)    (.563)

Dividends from net realized gains ..........................       -           -          -         -       (.196)
                                                               -------     -------    -------   -------   -------
Total distributions ........................................     (.376)      (.409)     (.419)    (.553)    (.759)
                                                               -------     -------    -------   -------   -------
Net Asset Value, End of Year ...............................   $ 8.27      $ 7.79     $ 8.91    $ 7.10    $ 9.49
                                                               =======     =======    =======   =======   =======
Total Return ...............................................    11.33%      (8.01%)    32.02%   (19.89%)   16.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ..............................    13,832      16,252     12,622    10,558    16,280

Ratios to Average Net Assets:
  Interest expense .........................................       .42        .45%        .39%     .98%      .39%
  Operating expenses .......................................      2.95*      2.81%       2.81%    2.50%     1.77%*
                                                               -------     -------    -------   -------   -------
       Total expenses ......................................      3.37*      3.26%       3.20%    3.48%     2.16%*
                                                               =======     =======    =======   =======   =======
       Net investment income ...............................     4.55%*      4.88%       5.02%    6.80%     6.04%*
Portfolio turnover rate ....................................    70.86%      89.83%      53.27%   15.88%    51.26%

BANK LOANS
Amount outstanding at end of year (000 omitted) ............     $ 503       $   0       $   0   $1,292    $3,714

Average amount of bank loans outstanding during the year
  (000 omitted) ............................................     $ 664       $ 823       $ 642   $1,620     $ 958

Average number of shares outstanding during the year
  (000 omitted) ............................................     1,609       1,768       1,635    1,711     1,517

Average amount of debt per share during the year ...........    $  .41      $  .47      $  .39    $ .95     $ .63

*These ratios are after expense  reimbursement  of .03%, and .50% for the years ended December 31, 1997 and 1993.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1997, the results of its operations, cash flows, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Cash ............................................   $ 1,776,944

  Investment in securities at value
    (cost $75,869,410) ............................    75,869,410

  Receivables:
    Fund shares sold ..............................       135,853

    Interest ......................................       270,975
                                                      -----------
            Total assets ..........................    78,053,182
                                                      -----------
LIABILITIES
  Payables:
    Investment securities purchased ...............     1,103,151
    Fund shares redeemed ..........................    63,627,947
    Dividends .....................................         9,321
    Due to advisor ................................        10,866

  Accrued expenses ................................        38,729
                                                      -----------
            Total liabilities .....................    64,790,014
                                                      -----------
NET ASSETS equivalent to $1.00 per share on
 13,270,069 shares of beneficial interest
 outstanding (Note 4) .............................   $13,263,168
                                                      ===========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...................                  $1,729,572

EXPENSES (Notes 2 and 3)
  Investment advisory fees ..........$245,844
  Custodian and accounting fees .....  41,002
  Transfer agent fees ...............  84,687
  Trustees' fees ....................  10,041
  Professional fees .................  88,996
  Distribution fees ................. 245,844
  Postage and printing ..............  22,506
  Other .............................  12,291
                                     --------
            Total expenses .......... 751,211

Less:
  Expenses paid indirectly (Note 6) . (41,002)
  Expenses reimbursed by Manager ....  (5,982)
                                     --------
            Net expenses ............                     704,227
                                                       ----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                           $1,025,345
                                                       ----------


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................... $ 1,025,345      $ 1,161,235
                                                   -----------      -----------
       Net increase in net assets from operations.   1,025,345        1,161,235

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..............................  (1,025,345)      (1,161,235)
CAPITAL SHARE TRANSACTIONS (Note 4) ..............   8,642,404       (6,629,783)
                                                   -----------      -----------
       Total (decrease) increase .................   8,642,404       (6,629,783)

NET ASSETS
  Beginning of year ..............................   4,620,764       11,250,547
                                                   -----------      -----------
  End of year .................................... $13,263,168      $ 4,620,764
                                                   ===========      ===========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----
$2,700,000        Ascension Parish, LA, PCR, BASF Wyandote Corp, LOC Bank of Tokyo,
                    VRDN*, 5.10%, 12/01/15 .....................................................  $2,700,000

 1,500,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 5th Series, 5.00%, 7/01/24 ..................................   1,500,000

 4,000,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 4th Series, 5.00%, 9/01/25 ..................................   4,000,000

 2,800,000        Columbia AL, IDB, PCR Alabama Power Co. Project, VRDN*, Series D, 5.00%,
                    10/01/22 ...................................................................   2,800,000

    75,000        Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Marine
                    Midland Bank, 3.85%, 12/01/09 ..............................................      75,000

   200,000        Delaware County, PA, SWDF, Scott Paper Project, Kimberly-Clark Corp
                   Guaranty, VRDN*, 3.65%, 12/01/18 ............................................     200,000

   200,000        Fulton County, GA, PCR, General Motors Project, VRDN*, 3.90%, 4/01/10 ........     200,000

   200,000        Garfield County, OK, PCR, Oklahoma Gas & Electric Co. Project A, VRDN*,
                    3.75%, 1/01/25 .............................................................     200,000

   125,000        Genesee County, NY, IDR, Orcon Industries, AMT, LOC Fleet Bank, VRDN*,
                    4.50%,12/01/98 .............................................................     125,000

   300,000        Illinois Educational Facility Authority, RB, Art Institute of Chicago, Northern
                    Trust Liquidity, VRDN*, 3.85%, 3/01/27 .....................................     300,000

   300,000        Illinois HFAR, Franciscan Sisters Project, LOC Toronto Dominion Bank,
                    VRDN*, 3.65%, 9/01/15 ......................................................     300,000

 2,000,000        Illinois HFAR, Healthcorp Affiliates Project, LOC Raborbank Nederland,
                    VRDN*, 4.05%, 11/01/20 .....................................................   2,000,000

 2,855,000        Jackson County, Miss., PCR, Chevron Corp. Project, VRDN*, 5.00%,
                    12/01/16 ...................................................................   2,855,000

 3,700,000        Los Angeles, CA, Regional Airports Improvement Corp, LOC Societe
                    Generale, VRDN*, 5.00%, 12/01/25 ...........................................   3,700,000

   200,000        McIntosh, AL, PCR, Ciba Geigy Project, LOC Swiss Bank Corp. VRDN*,
                    3.65%, 12/01/03 ............................................................     200,000

 5,000,000        Midland County, MI, Economic Development Corp, Dow Chemical Project B,
                    AMT, VRDN*, 5.00%, 12/01/15 ................................................   5,000,000

   300,000        Missouri, PCR, Monsanto Project, VRDN*, 3.70%, 2/01/09 .......................     300,000

   200,000        Missouri, Third Street Building Project, SPA First Chicago, VRDN*, 3.90%,
                    8/01/99 ....................................................................     200,000

   300,000        Montgomery, AL, Baptist Medical Center, Special Care Facilities Financing
                    Authority, Series H, AMBAC Insured, VRDN*, 3.70%, 12/01/30 .................     300,000

   200,000        Nebraska Higher Education Loan Program, SPA, SLMA, MBIA Insured,
                    VRDN*, 3.65%, 12/01/15 .....................................................     200,000

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----

$ 5,100,000       New York City, NY, GO, LOC Chase Manhattan Bank, VRDN*, 5.00%, 8/01/23 ......   $5,100,000

  2,500,000       New York City, NY, GO, Landesbank Hessen Liquidity, VRDN*, 3.60%, 2/15/20 ...    2,500,000

  4,000,000       New York City, NY, Municipal Water Finance Authority, Water & Sewer System
                    RB, TR Receipts Series 29, The Bank of New York Liquidity, VRDN*,
                    3.90%, 6/15/30 ............................................................    4,000,000

     40,000       New York City, NY, New PHA, 3.38%, 01/01/98 .................................       39,740

 10,700,000x      New York State, DAR, TRS 27, 3.95%, 7/01/24, City University, Floating Rate
                    Trust Receipts 27, MBIA Insured, Liquidity The Bank of New York ...........   10,700,000

  3,000,000       New York State Energy Research & Development Authority, PCR, New York,
                    State Electric & Gas Co., Series D, LOC Union Bank of Switzerland,
                    VRDN*, 5.00%, 10/01/29 ....................................................    3,000,000

  2,100,000       New York State, Job Development Authority, St. Gtd., Special Purpose Series
                    A-1 thru A-25, LOC Sumitomo Bank, VRDN*, 5.25%, 3/01/07 ...................    2,100,000

  5,200,000       Newport Beach CA, RB, Hoag Memorial Hospital Series B, SPA Bank of
                    America, 5.00%, 10/01/06 ..................................................    5,200,000

     50,000       North Little Rock, AR, New PHA, FGIC Insured, 3.25%, 6/01/98 ................       49,670

  1,100,000       Orange County, CA, Water District Project B, COP, LOC National
                    Westminister VRDN*, 4.85%, 8/15/15 ........................................    1,100,000

  4,000,000       Princeton, IN, PCR, PSI Energy, Inc., Proj., LOC Morgan Guaranty, VRDN*,
                    5.10%, 4/01/22 ............................................................    4,000,000

    125,000       Scioto County, OH, HFR, VHA, Central Capital Project, AMBAC Insured,
                    VRDN*, 3.70%, 12/01/25 ....................................................      125,000

  4,500,000       Sweetwater County, WY, PCR, Idaho Power Co. Project Series C, VRDN*,
                    5.10%, 7/15/26 ............................................................    4,500,000

  1,600,000       Uinta County, WY, PCR, Chevron Corp Project, VRDN*, 5.00%, 8/15/20 ..........    1,600,000

  4,500,000       Valdez, AK, Marine Term Revenue, Exxon Pipeline Co. Project A, VRDN*,
                    5.00%, 12/01/33 ...........................................................    4,500,000

    200,000       Wake County, NC, PCR, Carolina Power & Light Project, LOC Sumitomo
                    Bank, VRDN*, 4.15%, 10/01/15 ..............................................      200,000
                                                                                                 -----------
                  Total Investments (Cost $75,869,410) ........................................  $75,869,410
                                                                                                 ===========

 *Variable Rate Demand Notes (VRDN) are instruments  whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.

**Cost is the same for Federal income tax purposes.

 xThe Fund owns 100% of the security and therefore there is no trading in the security.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Legend

Issue    AMBAC    American Municipal Bond Assurance Corporation

         DAR      Dormitory Authority Revenue

         AMT      Alternative Minimum Tax

         GO       General Obligation

         ETM      Escrowed to Maturity

         HFAR     Health Facilities Authority Revenue

         HFR      Hospital Facilities Revenue

         IDB      Industrial Development Board

         IDR      Industrial Development Revenue

         LOC      Letter of Credit

         MBIA     Municipal Bond Insurance Assurance Corporation

         PCR      Pollution Control Revenue

         PHA      Public Housing Authority

         RB       Revenue Bond

         SLMA     Student Loan Marketing Association

         SPA      Stand By Bond Purchase Agreement

         SWDF     Solid Waste Disposal Facility

         TRANS    Tax Revenue Anticipation Notes

         TRS      Trust Receipt Series








                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. Each series is considered a separate entity for financial reporting and tax purposes. The Tax-Free Money Market Series (the Series) investment objective is to provide as high a level of current income exempt from federal income tax as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

    Valuation of Securities:

      Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

    Federal Income Taxes:

      It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions:

      The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General:

      Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the Tax-Free Money Market Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.5% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Proceeding Against the Manager

    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC), the Fund's Distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated series, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. The amounts paid under the plan compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc., (FSSI) an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI for the year ended December 31, 1997 amounted to $17,745.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,270,069. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                  Year ended        Year ended
                                                 December 31,      December 31,
                                                     1997              1996
                                               --------------    --------------
     Shares sold ..............................$2,566,332,934    $3,547,580,681

     Shares issued on reinvestment of dividends     1,048,578         1,042,865

     Shares redeemed ..........................(2,558,739,108)   (3,555,253,329)
                                               --------------        ----------
     Net (decrease) increase ..................$    8,642,404        (6,629,783)
                                               ==============        ==========


5. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities for $500,000. Borrowings under this agreement bear interest linked to the bank's prime rate. The Series had no borrowing under the line of credit agreement as of or during the year ended December 31, 1997.

6. Expenses Paid Indirectly

    The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $41,000 for the year ended December 31, 1997.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamentals' Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

9. Selected Financial Information


                                                                                   Years Ended December 31,
                                                              --------------------------------------------------------------
                                                              1997              1996      1995           1994           1993
                                                              ----              ----      ----           ----           ----
PER SHARE DATA AND RATIOS
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ........................  $1.00              $1.00     $1.00         $1.00          $1.00

Income from investment operations:
Net investment income .....................................   0.022              0.023     0.026         0.017          0.014

Less Distributions:
Dividends from net investment income ......................  (0.022)            (0.023)   (0.026)       (0.017)        (0.014)

Net Asset Value, End of Period ............................  $1.00              $1.00     $1.00         $1.00          $1.00

Total Return ..............................................   2.19%              2.28%     2.60%         1.69%          1.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) .....................  13,263              4,621    11,251         9,004          5,830

Ratios to Average Net Assets
    Expenses ..............................................   1.52%(D)(D) (D)    1.54%     1.53%(D)(D)   0.91%(D)        .95%(D)
    Net investment income .................................   2.10%              2.04%     2.43%         1.55%          1.25%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................................  $  -               $  218    $  -          $  451         $ 290

Average amount of bank loans outstanding during the period
  (000 omitted) ...........................................  $  -               $  -      $   41        $   53         $ 111

Average number of shares outstanding during the period
  (000 omitted) ...........................................  48,801             56,876    44,432        56,267        25,786

Average amount of debt per share during the period ........  $  -               $  -      $ .001        $ .001        $ .004


   (D)These ratios are after expense reimbursement of  .02%, .44% and .67%, for each of the years ended  December 31, 1997, 1994 and
      1993, respectively.

(D)(D)These ratios would have been 1.44%, 1.40% and 1.35% net of expense offsets of .08%, .14% and .18% for the years ended December
      31, 1997, 1996 and 1995, respectively.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-lncome Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Note 2 for information regarding regulatory proceedings and transactions with affiliates.

                                                            S I G N A T U R E

New York, New York
March 2, 1998, except for Note 8 as to which the date is March 25, 1998.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value (Note 5)
    (cost $2,739,553) ...................................  $2,832,290
  Interest receivable ...................................      40,346
  Receivable for fund shares sold .......................     463,520
                                                           ----------
               Total assets .............................   3,336,156
                                                           ----------
LIABILITIES
  Payable for investments purchased .....................     615,650
  Accrued expenses ......................................      11,735
  Bank overdraft payable ................................     452,313
  Dividend payable ......................................       1,233
  Payable for fund shares redeemed ......................         240
                                                           ----------
               Total liabilities ........................   1,081,171
                                                           ----------
NET ASSETS consisting of:
  Accumulated net realized
    loss ....................................  $ (158,714)
  Unrealized appreciation
    of securities ...........................      92,737
  Paid-in-capital applicable to
    299,472 shares of
    beneficial interest
    (Note 4) ................................   2,320,962
                                              -----------
                                                           $2,254,985
                                                           ==========
NET ASSET VALUE PER SHARE ...............................  $     7.53
                                                           ==========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ....................                 $140,428

EXPENSES (Notes 2 and 3)
  Investment advisory fees ........... $ 14,600
  Custodian and accounting fees ......   43,046
  Transfer agent fees ................    8,970
  Trustee fees .......................    2,413
  Distribution fees ..................    9,125
  Professional fees ..................   21,443
  Postage and printing ...............    8,077
  Other ..............................    3,583
                                       --------
         Total expenses ..............  111,257
  Less: Expenses waived or reimbursed
    by the manager and affiliates ....  (64,243)
                                       --------
         Net expenses ................                   47,014
                                                       --------
         Net investment income .......                   93,414

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments ...   17,891
Change in unrealized appreciation of
  investments for the year ...........  166,782
                                       --------
         Net gain on investments .....                  184,673
                                                       --------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS .........................                 $278,087
                                                       ========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------------------------------
                                                                                 1997             1996
INCREASE (DECREASE) IN NET ASSETS FROM:                                          ----             ----
OPERATIONS
  Net investment income ...................................................   $  93,414        $ 108,670
  Net realized gain on investments ........................................      17,891           22,294
  Unrealized (depreciation) appreciation of investments for the year ......     166,782          (22,733)
                                                                              ---------        ---------
         Net increase in net assets from operations .......................     278,087          108,231

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ...................................................     (93,414)        (108,670)

CAPITAL SHARE TRANSACTIONS (Note 4) .......................................     212,100          401,216
                                                                              ---------        ---------
         Total increase ...................................................     396,773          400,777

NET ASSETS:
  Beginning of year .......................................................   1,858,212        1,457,435
                                                                              ---------        ---------
  End of year .............................................................  $2,254,985       $1,858,212
                                                                             ==========       ==========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----

  $ 40,000        Allegheny County, PA, IDA, AFR, USAir Inc., 8.88%, 3/01/21 ................................$  40,782

    40,000        Brookhaven, NY, IDA, CFR, Dowling College, 6.75%, 3/01/23 .................................   42,730

   250,000        Colorado Health Facilities Authority, RHR, Liberty Heights Project, ETM, CAB, 7/15/24 .....   60,317

   100,000        Corona, CA, COP, Vista Hospital Systems Inc. 8.38%, 7/01/11 ...............................  109,361

   100,000        Escambia, FL, Housing Corporation, Royal Arms Project, Series B, 9.00%, 7/01/16 ...........  103,202

    70,000        Florence County, SC, IDA, RB, Stone Container Corp., 7.38%, 2/01/07 .......................   74,070

   500,000        Foothill / Eastern TCA, Toll Road Revenue, CAB, 1/01/26 ...................................  106,500

    25,000        Hildago County, TX, Health Services, Mission Hospital Inc Project, 6.88%, 8/15/26 .........   26,567

    50,000+       Illinois Development Financial Authority, Solid Waste Disposal, RB, Ford Heights Waste
                    Tire Project, 7.88%, 4/01/11 ............................................................   10,582

    45,000        Illinois Health Facilities Authority, Midwest Physician Group Ltd Project, RB, 8.13%,
                    11/15/19 ................................................................................   48,833

    35,000        Indianapolis, IN, RB, Robin Run Village Project, 7.63%, 10/01/22 ..........................   38,463

    50,000        Joplin, MO, IDA, Hospital Facilities Revenue, Tri State Osteopathic, 8.25%, 12/15/14 ......   53,674

    50,000        Los Angeles, CA, Regional Airport, Continental Airlines, AMT, 9.25%, 8/01/24 ..............   59,104

   630,000        Marengo County, AL, Port Authority Facilities, RB, CAB, Series A, 3/01/19 .................  141,252

    75,000        Maryland Economic Development Corporation, Nursing Facilities Mortgage RB,
                    Ravenwood Healthcare, Series A, 8.38%, 8/01/26 ..........................................   78,529

    85,000        Montgomery County, TX, Health Facilities Development Corp., The Woodlands Medical
                    Center, 8.85%, 8/15/14 ..................................................................   93,171

   100,000        New York City, NY, Municipal Water Finance Authority, Water & Sewer RB, TR Receipts
                    Series 29, 6.56%, 6/15/30 ...............................................................   96,974

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 27, MBIA Insured,
                    Liquidity The Bank of New York, 8.22%, 7/01/24 ..........................................  109,979

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 28, AMBAC Insured,
                    Liquidity The Bank of New York, 7.63%, 7/01/25 ..........................................  105,279

 5,000,000        New York State, DAR, CAB, FHA Presbyterian Hospital Series A, AMBAC Insured,
                    8/15/36 .................................................................................  643,400

   100,000#x      Niagara Falls, NY, URA, Old Falls Street Improvement Project, 11.00%, 5/01/09 .............   35,795

    50,000        Northeast, TX, Hospital Authority Revenue, Northeast Medical Center, 7.25%, 7/01/22 .......   57,455

    75,000        Perdido, FL, Housing Corporation, RB, Series B. 9.25%, 11/01/16 ...........................   75,787

    30,000        Philadelphia, PA, HEHA, Graduate Health Systems Project, 7.25%, 7/01/18 ...................   31,468

    60,000        Port Chester, NY, IDA, Nadal Industries Inc Project, 7.00%, 2/01/16 .......................   61,876

    75,000        San Antonio, TX, HFC, Multi Family Housing, RB, Agape Metro Housing Project, Series
                    A, 8.63%, 12/01/26 ......................................................................   75,989

    75,000        San Bernardino, CA, San Bernardino Community Hospital, RB, 7.88%, 12/01/19 ................   77,531

   100,000        San  Bernardino  County,  CA, COP,  Series PA-38,  MBIA Insured,  IFRN*, 11.92%, 7/01/16,
                    Rule 144A Security (restricted as to resale except to qualified institutions) ...........  113,555

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----
$ 35,000          San Joaquin Hills, CA, TCA, Toll Road Revenue, 7.00%, 1/01/30 ............................$   40,033

  60,000x         San Jose, CA,  Redevelopment  Agency, Tax Allocation Bonds, IFRN*, MBIA Insured,
                    5.83%,  8/01/16,  MBIA Insured,  Rule 144A Security  (restricted as to resale except to
                    qualified institutions) ................................................................   61,304

 150,000          Savannah, GA Economic Development Authority Revenue, ETM, CAB, 12/01/21 ..................   39,940

  45,000          Schuylkill County, PA, IDA Resouce Recovery, Schuylkill Energy Res Inc. AMT, 6.50%,
                    1/01/10 ................................................................................   46,040

  15,000(D)#      Troy, NY, IDA, Hudson River Project, 11.00%, 12/01/94 ....................................    6,150

  75,000(D) (D)(D)Villages at Castle Rock, CO, Metropolitan District #4, 8.50%, 6/01/31 ....................   39,138

  25,000          Wayne, MI, AFR, Northwest Airlines Inc. 6.75%, 12/01/15 ..................................   27,460
                                                                                                            ----------
                  Total Investments (Cost $2,739,553)** ....................................................$2,832,290
                                                                                                            ==========


    ** Cost is approximately the same for income tax purposes.

     * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

     # The value of this non-income producing security has been estimated by persons designated by the Fund's Board of
       Trustees using methods the Trustees believe reflect fair value. See note 5 to the financial statements.

     + Non-income producing security.

(D)(D) Security in default. Interest paid on cash flow basis. Rate shown as of December 31, 1997.

x The Fund or its affiliates owns 100% of the security and therefore there is no trading in the security.

Legend

o Issue  AFR      Airport Facilities Revenue
         AMBAC    American Municipal Bond Assurance Corporation
         AMT      Subject to Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         COP      Certificate of Participation
         CFR      Civic Facility Revenue
         DAR      Dorm Authority Revenue
         ETM      Escrowed to Maturity
         FHA      Federal Housing Authority
         HEHA     Higher Education and Health Authority
         HFC      Housing Finance Corporation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         RB       Revenue Bond
         RHR      Retirement Housing Revenue
         TCA      Transportation Corridor Agency
         URA      Urban Renewal Agency


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The High-Yield Municipal Bond Series (the Series) seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

Valuation of Securities: The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

Federal Income Taxes: It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

Distributions: The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager voluntarily waived fees and reimbursed expenses of $49,643 for the year ended December 31, 1997. See Note 7.

    SEC Administrative Action Against The Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC) the Funds distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees in the amount of $9,125 for the year ended December 31, 1997.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI amounted to $5,012.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $2,320,962. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ....................................    2,941,324    20,530,136     1,912,593      $12,834,095
Shares issued on reinvestment of dividends .....       11,426        79,995        11,925           80,347
Shares redeemed ................................   (2,924,097)  (20,398,031)   (1,859,933)     (12,513,226)
                                                   ----------   -----------    ----------      -----------
Net increase ...................................       28,653   $   212,100        64,585      $   401,216
                                                   ==========   ===========    ==========      ===========

5. Investment Transactions

    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $91,665 at December 31, 1997 (4.1% of net assets). As indicated in the Statement of Investments, the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $6,150 at December 31, 1997 has been estimated in good faith under methods determined by the Board of Trustees.

    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The Fund was party to an agreement whereby certain related bonds owned by an affiliate were to be subject to repayment under a debt assumption agreement. The agreement allowed the affiliate to allocate a portion of the debt services it receives to the URA Bond. In exchange the Fund forfeited certain rights it had as holder of the URA bond. The debt assumption was not completed and the timing and amount of debt service payments is uncertain. The value of this bond is $35,795, and is valued at 35.80% of face value at December 31, 1997 under methods determined by the Board of Trustees.

    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,982,245 and $2,610,195, respectively.

    As of December 31, 1997 net unrealized appreciation of portfolio securities amounted to $92,737, composed of unrealized appreciation of $225,341 and unrealized depreciation of $132,604.
    The Fund has capital loss carryforwards to offset future capital gains as follows:
                             Amount     Expiration
                            -------     ----------
                            $23,500     12/31/1998
                             22,200     12/31/1999
                             20,500     12/31/2000
                             54,300     12/31/2002
                             40,000     12/31/2003
                           --------
                           $160,500
                           ========

6. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

7. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 6.


8. Selected Financial Information

                                                                       Years Ended December 31,
                                                               -----------------------------------------
                                                               1997     1996     1995     1994      1993
PER SHARE OPERATING PERFORMANCE                                ----     ----     ----     ----      ----
  (for a share outstanding throughout the period)
Net asset value, beginning of period                           $6.86    $7.07    $5.92    $7.27     $7.30
                                                               -----    -----    -----    -----     -----
Income from investment operations:
  Net investment income                                         0.37     0.47     0.34     0.43      0.39
  Net realized and unrealized gains (losses) on investments     0.67    (0.21)    1.15     1.35)    (0.03)
                                                               -----    -----    -----    -----     -----
  Total from investment operations                              1.04     0.26     1.49    (0.92)     0.36
                                                               -----    -----    -----    -----     -----
Less distributions:
Dividends from net investment income                           (0.37)   (0.47)   (0.34)   (0.43)    (0.39)
                                                               -----    -----    -----    -----     -----
Net asset value, end of period                                 $7.53    $6.86    $7.07    $5.92     $7.27
                                                               =====    =====    =====    =====     =====

Total Return                                                  15.71%    4.05%   25.70%  (12.92%)    5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        2,255    1,858    1,457      979     1,087
Ratios to average net assets:
  Expenses*                                                    2.58%    2.49%    2.50%    2.50%     2.50%
  Net investment income*                                       5.12%    6.85%    5.15%    6.70%     5.40%
Portfolio turnover rate                                        3.79%  139.26%   43.51%   75.31%    84.89%

BANK LOANS
Amount outstanding at end of period (000 omitted)              $ -        228      379    $ -       $ -
Average amount of bank loans outstanding during the period
  (000 omitted)                                                $ -      $ -         61    $ -       $ -
Average  number of shares  outstanding  during the period
  (000 omitted)                                                  260      237      183      156       145
Average  amount of debt per share  during the period           $ -      $ -      $0.33    $ -       $ -

**These ratios are after expense reimbursements of 3.52%, 4.59%, 6.22%, 6.20% and 5.76%, for each of the years ended December 31, 1997, 1996, 1995, 1994 and 1993, respectively.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Note 2 for information regarding regulatory proceedings and transactions with affiliates.



New York, New York
March 2, 1998, except for Note 7 as to which the date is March 25, 1998.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
    (cost $13,023,839) (Notes 5 and 6)                         $15,023,792
  Receivables:
    Interest                                                        67,739
    Fund shares sold ................                                4,001
                                                               -----------
        Total assets ................                           15,095,532
                                                               -----------
LIABILITIES
  Loans .............................                              225,907
  Options written at value
    (premiums received $18,801)
    (Note 5) ........................                               10,625
  Securities sold subject to
    repurchase (Note 6) .............                            4,744,054
  Payables:
    Dividends declared ..............                               11,104
    Shares redeemed .................                                9,353
    Variation margin ................                               41,563
    Accrued expenses ................                               22,580
                                                               -----------
        Total liabilities ...........                            5,065,186
                                                               -----------
NET ASSETS consisting of:
  Accumulated net realized loss ..... $(17,833,560)
  Unrealized appreciation of
    securities ......................    1,999,953
  Unrealized appreciation of
    options written .................        8,176
  Unrealized depreciation of open
    future contracts ................     (103,270)
  Paid-in-capital applicable to
    7,116,688 shares of beneficial
    interest ........................   25,959,047
                                       -----------
                                                               $10,030,346
                                                               ===========
NET ASSET VALUE PER SHARE                                            $1.41
                                                                     =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income, net of $315,574
  of interest expense ......................                    $1,812,306

EXPENSES (Notes 2, 3 and 6)
  Investment advisory fees ................. $  88,681
  Custodian and accounting fees ............    61,165
  Transfer agent fees ......................    71,081
  Professional fees ........................   563,154
  Trustees' fees ...........................     5,458
  Printing and postage .....................     9,502
  Interest on bank borrowing ...............   324,872
  Distribution expenses ....................    29,560
  Other ....................................    14,012
                                             ---------
        Total expense ...................... 1,167,485

        Less: Expenses waived or
          reimbursed by the
          manager and affiliates ...........  (162,637)
                                             ---------
        Net expenses .......................                     1,004,848
                                                                ----------
        Net investment income ..............                       807,458
                                                                ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments ............................ 1,027,730
    Future and options on futures ..........  (956,715)             71,015
                                             ---------
  Change in unrealized appreciation
    (depreciation) of investments,
    options and futures contracts
    for the period:
      Investments ..........................    66,558
      Open option contracts
        written ............................      (312)
      Open futures contracts ...............  (339,726)           (273,480)
                                             ---------          ----------
  Net loss on investments ..................                      (202,465)
                                                                ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..........................                     $ 604,993
                                                                 =========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                                                Year Ended     Year Ended
                                                                                 December       December
                                                                                 31, 1997       31, 1996
                                                                                 --------       --------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ......................................................  $  807,458    $ 1,254,448
  Net realized gain on investments ...........................................      71,015        433,173
  Unrealized (depreciation) on investments, options and futures contracts ....    (273,480)    (1,070,217)
                                                                               -----------    -----------
           Net increase in net assets from operations ........................     604,993        617,404
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..........................................................    (807,458)    (1,254,448)
CAPITAL SHARE TRANSACTIONS (Note 4) ..........................................  (2,991,556)    (1,332,818)
                                                                               -----------    -----------
           Total decrease ....................................................  (3,194,021)    (1,969,862)
NET ASSETS
  Beginning of year ..........................................................  13,224,367     15,194,229
                                                                               -----------    -----------
  End of year ................................................................ $10,030,346    $13,224,367
                                                                               ===========    ===========


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES
    Net increase in net assets from operations ................................   $  604,993
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchase of investment securities .........................................   (2,228,044)
    Proceeds on sale of securities ............................................    8,312,593
    Premiums received for options written .....................................      633,904
    Premiums paid to close options written ....................................     (977,704)
    Decrease in interest receivable ...........................................       28,925
    Decrease in variation margin receivable ...................................      218,791
    Decrease in accrued expenses ..............................................      (93,909)
    Net accretion of discount on securities ...................................     (187,473)
    Net realized (gain) loss:
      Investments .............................................................   (1,027,730)
      Options written .........................................................      309,113
    Unrealized appreciation on securities and options written for the period ..      (66,246)
                                                                                  ----------
      Total adjustments .......................................................    4,922,220
                                                                                  ----------
      Net cash provided by operating activities ...............................    5,527,213
                                                                                  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:*
  Net repayments on sale of securities sold subject to repurchase .............   (1,617,934)
  Net borrowings of note payable ..............................................      (49,281)
  Proceeds on shares sold .....................................................      728,056
  Payment on shares  repurchased ..............................................   (4,356,318)
  Cash dividends paid .........................................................     (231,736)
                                                                                  ----------
      Net cash used in financing activities ...................................   (5,527,213)
                                                                                  ----------
      Net increase in cash ....................................................        0

CASH  AT  BEGINNING  OF YEAR ..................................................        0
                                                                                  ----------
CASH  AT END OF  YEAR .........................................................   $    0
                                                                                  ==========

*Non-cash financing activities not included herein consist of reinvestment of dividends of $642,058. Cash payments for interest expense totaled $333,352 for the period.


STATEMENT OF OPTIONS WRITTEN

December 31, 1997
---------------------------------------------------------------------------------------------
     Number of                                                     Expiration
     Contracts++                  Options Written                     Month          Value
     -----------                  ---------------                  ----------        -----
        40          U.S. Treasury Bonds, Call @ $123 ...........  February 1998     $10,625
                                                                                    -------
                                                                                    $10,625
                                                                                    =======

   ++Each contract represents $100,000 face value of U.S. Treasury Bond Futures.


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

         Principal        Interest         Maturity
          Amount           Rate o            Date          Value
          ------           ------            ----          -----

   United States Treasury Securities-49.03%
     United States Treasury Bonds
            85,000(2)       0.00% ZCS      11/15/03     $   60,395
         4,300,000(2)       0.00% PS       11/15/06      2,574,333
         3,500,000(5)       9.00%          11/15/18      4,731,566
                                                        ----------
                        (Cost $6,403,170)                7,366,294
                                                        ----------
   United States Agency Backed Securities-50.97%
     Federal Home Loan Mortgage Corporation
           843,718(1)       9.25%          08/15/23        928,005
           285,124(1)       6.50% Z-Bond   12/15/23        261,907
           750,000         13.59% IFRN     05/15/24        858,060
           209,406(2)      15.30% IFRN     05/25/24        251,287
           180,000         12.00% TTIB     03/15/27        180,079

     FNMA-Federal National Mortgage Assoc.

           356,450(4)(1)   15.50% TTIB     03/25/23        381,224
         3,671,204(4)(1)   15.30% TTIB     03/25/23      4,185,686
           490,760(4)      14.49% TTIB     05/25/23        544,900
                                                        ----------
                                                         7,591,148
                                                        ----------
     FICO-Financing Corporation (U.S. Government Agency)

           100,000          0.00% ZCS      11/02/12         39,284
           100,000          0.00% ZCS      08/03/18         27,066
                                                        ----------
                        (Cost $6,620,669)                   66,350
                                                        ----------
      Total investments (Cost $13,023,839)(3)          $15,023,792
                                                        ----------

(1) Segregated for securities sold subject to repurchase (Note 6)
(2) Segregated, in whole or part, as initial margin for futures contracts
    (Note 5)
(3) Cost is the same for Federal income tax purposes
(4) The Fund owns 100% of the security or tranche. See Note 5 to the financial statements.
(5) Securities sold subject to repurchase (Note 6).

o Legend-IFRN: Inverse Floating Rate  Notes are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

         TTIB: Two-Tiered Index Floating Rate Bonds are instruments with two coupon levels. The "first tier" coupon is at a fixed rate, effective as long as the underlying index is at or below the strike level. At the strike level, the "second tier" coupon resets the bond to an inverse floating rate note. See discussion above. Coupons shown are at December 31, 1997.

          ZCS: Zero  Coupon  Securities  are  instruments  whose  interest   and
               principal are paid at maturity.

       Z Bond: A Z Bond is an instrument whose monthly interest coupon is paid at a fixed rate in additional principal. Principal is paid at maturity.

           PS: Principal Stripped Bonds are instruments whose principle and coupon have been separated and sold separately.



                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). The objective of the Series is to provide high current income with minimum risk of principal and relative stability of net asset value. The Series seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereunder collectively referred to as "Government Securities"). The Series also uses leverage in seeking to achieve its investment objective. Each series is considered a separate entity for financial reporting and tax purposes.

        Valuation of Securities-The Series portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe reflect fair value.

        Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

    Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Series' repurchase agreements will at all times be fully collateralized in an amount equal to the purchase price including accrued interest earned on the underlying security.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

        Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

        Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and discounts are accreted to interest income.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    The Series has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement the Manager serves as investment adviser to the Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. The Manager waived fees and reimbursed expenses of $133,077 for the year ended December 31, 1997. See
Note 8.

    SEC Administrative Proceeding Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

alleged failure of the Fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee which is accrued daily and paid monthly at an annual rate of 0.25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1997 is set forth in the Statement of Operations. FSC has waived fees in the amount of $29,560.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials relating to the Fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Series compensated Fundamental Shareholders Services, Inc. (FSSI), an affiliate of the Manager, for services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. The amount paid by the Series to FSSI for the year ended December 31, 1997 amounted to $57,038.

    Commissions Paid to Affiliate
    The Series effects a significant portion of its futures and options transactions through LAS Investments, Inc. (LAS), an affiliated broker-dealer. Commissions paid to LAS amounted to approximately $14,591 for the year ended December 31, 1997.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $25,959,047. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ...................................     521,491      $  732,057     1,209,491      $1,721,466
Shares issued on reinvestment of dividends ....     457,380         642,058       605,897         860,888
Shares redeemed ...............................  (3,119,211)     (4,365,671)   (2,749,791)     (3,915,172)
                                                 ----------     -----------     ---------     -----------
Net decrease ..................................  (2,140,340)    ($2,991,556)     (934,403)    ($1,332,818)
                                                 ==========     ===========     =========     ===========


5. Complex Services, Off Balance Sheet Risks and Investment Transactions

    Two-Tiered Index Floating Rate Bonds (TTIB):
    The Fund invests in Two-Tiered Index Floating Rate Bonds. The term two-tiered refers to the two coupon levels that the TTIB's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note. See discussion of inverse floating rate notes below. Changes in interest rate on the underlying security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

    Additionally the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active market in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $5,111,810 (or 50.96% of net assets) as of December 31, 1997.

    Inverse Floating Rate Notes (IFRN):
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Futures Contracts and Options on Futures Contracts:
    The Fund invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

    The Fund's principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its municipal bond portfolio, and to enhance its total return. The Fund's principal objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. For the year ended December 31, 1997, the Fund had daily average notional amounts outstanding of approximately $15,136,000 and $5,737,561 of short positions on US Treasury Bond Futures and Options Written on US Treasury Bond Futures respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The Fund had the following open futures contracts at December 31, 1997.

                                  Principal               Expiration  Unrealized
          Type                      Amount        Position   Month       Loss
          ----                      ------        --------   -----       ----
U.S. Treasury Bond .............  $7,000,000       Short     3/98     ($103,270)

    Portfolio securities with an aggregate value of approximately $1,389,306 have been segregated as initial margin as of December 31, 1997.

    In addition, the following table summarizes option contracts written by the Series for the year ended December 31, 1997:

                                   Number of  Premiums                Realized
                                   Contracts  Received      Cost        Loss
                                   ---------  --------      ----        ----
Contracts outstanding
  December 31, 1996 ..............    40       $53,488

Options written ..................   780       633,904

Contracts closed or expired ......  (780)     (668,591)    $977,704   ($309,113)
                                     ---       -------
Contracts outstanding
  December 31, 1997 ..............    40      $ 18,801
                                     ===      ========

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Other Investment Transactions
    For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,228,044 and $7,702,650, respectively.

    As of December 31, 1997, the Fund had no unrealized appreciation or depreciation for tax purposes since it has elected to recognize market value changes each day for tax purposes.

    The Fund has capital loss carryforwards to offset future capital gains as follows:
                           Amount         Expiration
                           ------         ----------
                        $15,000,500       12/31/2002
                            588,100       12/31/2004
                            202,500       12/31/2005
                        -----------
                        $15,791,100
                        ===========


6. Borrowing

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

    The Series enters into reverse repurchase agreements collateralized by portfolio securities equal in value to the repurchase price. The reverse repurchase agreement outstanding at December 31, 1997 bears an interest rate of 5.9%. Portfolio securities with an aggregate value of approximately $5,757,000 have been segregated for securities sold subject to repurchase as of December 31, 1997.

    The maximum month-end and the average amount of borrowing outstanding under these arrangements during the year ended December 31, 1997 were approximately $6,329,000 and $5,967,000.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $232,500. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    The Manager and FSC waived fees in the amount of $96,077 and $29,560, respectively for the year ended December 31, 1997. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $102,863 as of April 30, 1998. The independent trustees have instructed the Manager to escrow the full amount incurred by the Fund of approximately $232,500.

9. Selected Financial Information

                                                      Year       Year          Year           Year          Year
                                                      Ended      Ended         Ended          Ended         Ended
                                                  December 31, December 31, December 31,   December 31,  December 31,
                                                      1997       1996          1995           1994          1993
                                                      ----       ----          ----           ----          ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $ 1.43     $ 1.49        $ 1.37        $ 2.01        $ 2.02
                                                      ------     ------        ------        ------        ------
Income from investment operations
Net investment income .............................     0.10       0.13          0.08          0.14          0.16
Net realized and unrealized gain/(loss) on
  investments .....................................    (0.02)     (0.06)         0.12         (0.64)          -
                                                      ------     ------        ------        ------        ------
      Total from investment operations ............     0.08       0.07          0.20         (0.50)         0.16
                                                      ------     ------        ------        ------        ------
Less distributions
Dividends from net investment income ..............    (0.10)     (0.13)        (0.08)        (0.14)        (0.16)
Dividends from net realized gains .................      -          -             -             -           (0.01)
                                                      ------     ------        ------        ------        ------
Net asset value, end of period ....................   $ 1.41     $ 1.43        $ 1.49        $ 1.37        $ 2.01
                                                      ======     ======        ======        ======        ======
Total return ......................................     5.51%      5.02%        15.43%       (25.57%)        8.14%

Ratios/supplemental data:
Net assets, end of period (000 omitted) ...........  $10,030     13,224        15,194        19,020        63,182
  Ratios to average net assets
  Interest expense (a) ............................    2.75%       2.61%         3.00%         2.01%         1.54%
  Operating expenses ..............................    5.75%       3.41%         3.05%         2.16%         1.39%
                                                      ------     ------        ------        ------        ------
      Total expenses+ (a) .........................    8.50%       6.02%         6.05%         4.17%         2.93%
                                                      ======     ======        ======        ======        ======
  Net investment income+ ..........................    6.83%       9.01%         5.91%         8.94%         7.85%
Portfolio turnover rate ...........................   12.55%      12.65%       114.36%        60.66%        90.59%

Borrowings
Amount outstanding at end of period
  (000 omitted) ...................................  $4,969      $6,610       $ 7,481       $ 9,674       $31,072
Average amount of debt outstanding during the
  period (000 omitted) ............................  $5,967      $6,577       $ 7,790       $16,592       $28,756
Average number of shares outstanding during the
  period (000 omitted) ............................   8,433       9,764        11,571        21,436        28,922
Average amount of debt per share during the
  period ..........................................   $ .71       $ .67         $ .67         $ .77         $ .99

  +These ratios are after expense reimbursement of 1.37%, 2.02%, 1.0% and .13% for the years  ended  December 31,
   1997, 1996, 1995 and 1993, respectively.
(a)The ratios for each of the years in the four year period ending December 31, 1996  have  been reclassified  to conform with the 1997 presentations.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
Fundamental U.S. Government Strategic Income Fund Series

    We have audited the accompanying statement of assets and liabilities including the statement of investments and statement of options written, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years then ended and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E



New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

                                 (LEFT COLUMN)

                                   FUNDAMENTAL
                                 FAMILY OF FUNDS
                              90 Washington Street
                                New York NY 10006
                                 1-800-322-6864

                              Independent Auditors
                             McGladrey & Pullen, LLP
                                555 Fifth Avenue
                            New York, New York 10017

                                  Legal Counsel
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022


               These reports and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. These reports are not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.


                                 (RIGHT COLUMN)


                           ---------------------------
                                  Annual Report
                                December 31, 1997

                               NEW YORK MUNI FUND

                            THE CALIFORNIA MUNI FUND

                                   FUNDAMENTAL
                                FIXED-INCOME FUND

                                    TAX-FREE
                               MONEY MARKET SERIES

                                   HIGH-YIELD
                             MUNICIPAL MARKET SERIES

                                   FUNDAMENTAL
                                 U.S. GOVERNMENT
                              STRATEGIC INCOME FUND

                              F U N D A M E N T A L
                           Fundamental Family of Funds

                           ---------------------------

                                    APPENDIX

                         DESCRIPTION OF MUNICIPAL BONDS

                  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit, port facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies as exempt from federal income tax. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the volume of such issues.

                  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The payment of such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds which are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.

                  The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand and general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various Municipal Bonds. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield.

                                                                     Rule 497(c)
                                                       Registration No. 33-12738
(left column)
                                  Fundamental
                               Fixed-lncome Fund
                          Tax-Free Money Market Series
                              90 Washington Street
                            New York, New York 10006
                                 1-800-225-6814

                                   Prospectus
                                  May 1, 1998

This Prospectus pertains to the Tax-Free Money Market Series (Money Market Series) of the Fundamental Fixed-lncome Fund (the Fund), an open-end, non-diversified management investment company (commonly referred to as a mutual fund). The investment objective of the Money Market Series is to provide as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and liquidity. Shares of the Money Market Series are neither insured nor guaranteed by the United States Government. There is no assurance that the Money Market Series will be able to maintain a stable net asset value of $1.00 per share or that the Money Market Series' investment objective will be achieved.

  This Prospectus concisely sets forth the information about the Money Market Series that you should know before investing. You should read and retain this Prospectus for your future reference. More information about the Money Market Series is included in the Statement of Additional Information, also dated May 1, 1998, which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by writing to the Fund at the address listed above, or by calling (800) 322-6864. Shareholder inquiries may also be placed through this number.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY NOR HAS THE COMMISSION OR ANY STATE SECURITIES AGENCY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(right column)
                                    Contents

Annual Operating Expenses                                                      2
Financial Highlights                                                           2
Investment Objective and Policies                                              4
  Repurchase Agreements                                                        4
  Variable Rate Securities                                                     5
  When-lssued Securities                                                       5
  Standby Commitments                                                          5
  Temporary Investments                                                        6
Investment Considerations
and Restrictions                                                               6
  Special Considerations                                                       7
  Private Activity Bonds                                                       7
  Miscellaneous                                                                7
Management                                                                     8
Information about Shares
of the Money Market Series                                                    10
  Description of Shares                                                       10
  How to Purchase Shares                                                      11
  Methods of Payment                                                          12
  Purchase Price and Net Asset Value                                          13
  Distribution Expenses                                                       13
  Redemptions                                                                 14
  Transfers                                                                   16
Dividends and Tax Matters                                                     17
General Information                                                           18
  Investor Services                                                           18
  Calculation of Yield                                                        19
  Exchangeability of Shares                                                   19
  Other Information                                                           20
  Independent Accountants                                                     20
  Statement of Additional Information                                         20

(left column)

Annual Operating
Expenses

The following table sets forth the annual operating expenses of the Money Market Series expressed as a percentage of the average net assets of the Money Market Series and a hypothetical illustration of the amount of operating expenses of the Money Market Series that would be incurred by an investor purchasing $1000 of shares of the Money Market Series who redeems his or her investment at the end of one, three, five and ten years.

Annual Operating Expenses
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management fees                                                             .50%

12b-1 fees1                                                                 .50%

Other expenses, net of reimbursements                                       .52%
                                                                           ----
Total operating expenses (after waiver
  and/or reimbursement)                                                    1.52%

Expenses waived and/or reimbursed                                           .02%
                                                                           ----
Total operating expenses (before waiver
  and/or reimbursement)                                                    1.54%
                                                                           ====

The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.


                    1 Year    3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
                     $15        $48       $83       $181

1As a result of distribution fees of .50% per annum of the Fund's average daily net assets, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(right column)

  The  purpose  of the  preceding  table is to assist an  investor  in the Money
Market Series in understanding the various costs and expenses that will be directly or indirectly borne by such investor.

  The example set forth in the above table is for information purposes only and should not be considered as a representation of past or future expenses of the Money Market Series or of past or future returns on an investment in the Money Market Series. Actual expenses of the Money Market Series and the return on an investment in the Money Market Series may vary significantly from the expenses and investment return assumed in the above example.

Financial Highlights

The following information has been audited by McGladrey & Pullen, LLP, independent public accountants, in connection with their audit of the Money Market Series' financial statements. McGladrey & Pullen's report on the Money Market Series' financial statements for the year ended December 31, 1997 appears at the end of the Statement of Additional Information. The information listed below should be read in conjunction with the Money Market Series' full financial statements.

  Selected per share data-Money Market Series For the years ended December 31, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997 for each share outstanding throughout the period:


                                                                           Year Ended December 31,
                                            ----------------------------------------------------------------------------------------
                                            1997     1996     1995     1994     1993     1992     1991     1990     1989      1988
                                            ----     ----     ----     ----     ----     ----     ----     ----     ----      ----

PER SHARE OPERATING
  PERFORMANCE
  (for a share outstanding
  throughout the period)
Net Asset Value, Beginning of Period ...... $ 1.00  $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00  $ 1.00
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------

Income from Investment operations:
Net investment income .....................  0.022   0.023     0.026    0.017    0.014    0.028    0.047    0.050    0.053   0.044

Net realized and unrealized gain on
  investments .............................  0.000   0.000     0.000    0.000    0.000    0.000    0.000    0.000    0.000   0.000
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
      Total from investment
        operations ........................  0.000   0.023     0.026    0.017    0.014    0.028    0.047    0.050    0.053   0.044
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
Less Distributions:
Dividends from net investment
  income .................................. (0.022) (0.023)   (0.026)  (0.017)  (0.014)  (0.028)  (0.047)  (0.050)  (0.053) (0.044)

Distributions from realized gain on
  securities ..............................  0.000   0.000     0.000    0.000    0.000    0.000    0.000    0.000    0.000   0.000
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
      Total distributions .................  0.000  (0.023)   (0.026)  (0.017)  (0.014)  (0.028)  (0.047)  (0.050)  (0.053) (0.044)
                                            ------  ------    ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value, End of Period ............ $ 1.00  $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                            ======  ======    ======   ======   ======   ======   ======   ======   ======   ======

Total Return ..............................  2.19%   2.28%     2.60%    1.69%    1.62%    2.79%    4.86%    5.14%    5.45%    4.54%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000) ........... 13,263   4,621    11,251    9,004    5,830   32,488    8,310    6,906    4,136    2,520

Ratios to Average Net Assets:
  Expenses(1) .............................  1.52%+  1.54%     1.53%+   0.91%    0.95%    0.42%    0.05%    0.91%    1.03%    1.08%

  Net investment income ...................  2.10%   2.04%     2.43%    1.55%    1.25%    2.76%    4.74%    5.09%    5.31%    4.50%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................   -      $ 218     $  -     $ 451    $ 290    $  20    $  58    $   0    $  10    $   0

Average amount of bank loans
  outstanding during the period (000
  omitted) ................................   -      $  -      $  41    $  53    $ 111    $  69     $124T   $  15T   $   6T   $  13T

Average number of shares outstanding
  during the period (000 omitted) ......... 48,801  56,876    44,432   56,267   25,786    7,980    6,984T  $4,426T  $3,175T  $1,657T

Average amount of debt per share
  during the period .......................   -      $  -     $ .001   $ .001   $ .004   $ .009   $ .018   $ .003   $ .002   $ .009

  T Monthly Average.

(1) The Manager  voluntarily  assumed certain expenses of the Fund during the periods ended December 31, 1997, 1994, 1993, 1992,
    1991,  1990,  1989 and 1988.  Had such expenses not been so assumed,  the ratio of expenses to average net assets would have been 1.54%, 1.35%, 1.62%, 2.08%, 1.62%, 2.32%, 2.72% and 6.35%.

  + This ratio would have been 1.44%,  1.26% and 1.35%,  net of expense  offset of .08%,  .14%  and .18% for  the  years  ended
    December  31,  1997,  1996 and 1995, respectively.

(left column)

Investment Objective and Policies

The investment objective of the Money Market Series of the Fundamental Fixed-Income Fund is to provide as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and liquidity. The Money Market Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a managed portfolio of high-quality debt securities, including bonds other than private activity bonds issued after August 7, 1986, issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest from which is exempt from federal income tax (municipal bonds). As a defensive measure under certain market conditions, the Money Market Series may invest up to 50% of its assets in short-term taxable investments. See Temporary Investments.

  The Money Market Series invests only in U.S. dollar-denominated securities which are rated in one of the two highest rating categories for debt obligations by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the board of trustees of the Fund.

  Under normal market circumstances the Money Market Series will invest at least 80% of its assets in high-quality municipal bonds rated AA, SP-1, or higher by S&P or MIG-1 or Prime-1 by Moody's or are unrated but judged by the Fund's investment adviser to be of at least comparable quality in accordance with procedures established by the board of trustees of the Fund. At least 80% of the Money Market Series' assets will be invested in obligations with remaining maturities of 13 months or less. Accordingly, the securities in which the Money Market Series will invest may not yield as high a level of current income as longer term or lower grade securities that generally have less liquidity and greater fluctuation in value.

(right column)

  Investments in rated securities not rated in the highest category by these two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities not determined by the investment adviser, in accordance with procedures established by the board of trustees, to be comparable to those rated in the highest category, will be limited to 5% of the Money Market Series' total assets, with the investment in any such issuer being limited to not more than the greater of 1% of the Money Market Series' total assets or $1 million. The Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation.

  Municipal bonds include debt obligations issued to obtain funds for various public purposes, including construction of public facilities, repayment of outstanding obligations, and payment of general operating expenses. The Money Market Series will hold two categories of municipal bonds: general obligation bonds, which are backed by the faith, credit, and taxing power of the issuing municipality and considered to be the safest type of municipal bond; and revenue bonds, which are backed by the revenues of a specific project or facility or in some cases, by the proceeds of special excise taxes, user fees, or other specific revenue sources. Certain revenue bonds may be issued to obtain funding for privately operated facilities. These bonds, known as private activity bonds, are backed by the credit and security of a private user and therefore have more potential risk.

Repurchase Agreements

The Money Market Series may enter into repurchase agreements with commercial banks, brokers, or dealers pursuant to which the acquires a money market instrument (generally a U.S. Government obligation qualifying for purchase by the Money Market Series) that is subject to resale by the Money Market Series on a specified date (generally within one week) at a specified price (which price reflects an agreed-on interest rate effective for the period of time the Money Market Series holds the investment and is unrelated to the interest rate on the instrument). As a matter of fundamental policy, the Money Market Series will not enter into repurchase

(left column)

agreements of more than one week in length if as a result, more than 10% of the total assets of the Money Market Series would be invested in such agreements or other restricted or illiquid securities. The Money Market Series enters into repurchase agreements for the purpose of making short-term cash investments. Risks involved in entering into repurchase agreements include the possibility of default or bankruptcy by the other party to the agreement. The Money Market Series' investment adviser will monitor the creditworthiness of parties with which it enters into repurchase agreements.

Variable  Rate  Securities

The Money Market Series may invest in variable rate municipal bonds with or without demand features. Interest rates on such securities fluctuate based on changes in specified market rates, such as the prime rate, or are adjusted at predetermined intervals, at least every six months. The Money Market Series' investment adviser believes that the variable rate feature of these securities may reduce the fluctuations possible in the market value of fixed-rate securities. A demand feature allows the Money Market Series to demand prepayment of the principal amount of the municipal bond prior to its maturity. Some demand obligations are guaranteed by banks or other financial institutions, which may enhance the quality of the underlying security.

When-lssued  Securities

The Money Market Series purchases some municipal bonds on a when-issued basis, which means that it may take as long as 60 days or more before they are delivered and paid for. The commitment to purchase a security for which payment will be made at a future date may be deemed a separate security. The purchase price and interest rate of when-issued securities is fixed at the time the commitment to purchase is entered into. Although the amount of municipal bonds for which there may be purchase commitments on a when-issued basis is not limited, it is expected that under normal circumstances not more than 25% of the total assets of the Money Market Series will be committed to such purchases. The Money Market Series does not start earning interest on when-issued securities until settlement is made. In order to invest the

(right column)

assets of the Money Market Series immediately while awaiting delivery of securities purchased on a when-issued basis, short-term obligations that offer same- day settlement and earnings will normally be purchased. Although short-term investments will normally be made in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. See "Temporary Investments."

  When a commitment to purchase a security on a when-issued basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Because that policy currently recommends that an amount of the Money Market Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or high-quality debt securities sufficient to cover any commitments are always expected to be available. However, although it is not intended that such purchases will be made for speculative purposes, and although the Money Market Series intends to adhere to the provisions of the Securities and Exchange Commission policy, purchases of securities on a when-issued basis may involve more risk than other types of purchases. For example, when the time comes to pay for a when-issued security, portfolio securities of the Money Market Series may have to be sold in order for the Money Market Series to meet its payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the when-issued security before delivery, the Money Market Series may incur a loss because of market fluctuations since the time the commitment to purchase the when-issued security was made. Moreover, any gain resulting from any such sale would not be tax-exempt. Additionally, because of market fluctuations between the time of commitment to purchase and the date of purchase, the when-issued security may have a lesser (or greater) value at the time of purchase than the Money Market Series' payment obligations with respect to the security.

Standby  Commitments

The Money  Market  Series  may  acquire  standby  com-

(left column)

mitments with respect to municipal bonds held in its portfolio. A standby commitment is an agreement in which a dealer agrees to purchase, at the Money Market Series' option, specified municipal bonds at specified prices. The total amount paid by the Money Market Series for outstanding standby commitments it holds will not exceed one-half of 1% of the Money Market Series' total assets calculated immediately after each standby commitment is acquired. The Money Market Series will enter into standby commitments for the purpose of reducing portfolio risk with respect to certain securities. The Money Market Series will not enter into a standby commitment unless (1) the Money Market Series owns the security subject to the standby commitment and (2) the Money Market Series' investment adviser determines at the time the Money Market Series enters into the standby commitment that the Money Market Series would be willing to sell the underlying security at the price specified in the standby commitment.

Temporary Investments

The Money Market Series anticipates that it may from time to time invest a portion of its total assets, on a temporary basis, in short-term fixed-income obligations whose interest is subject to federal income tax. Such investments are made only under conditions that in the opinion of the investment adviser of the Money Market Series make such investments advisable. For example, the Money Market Series may invest in taxable obligations pending investment in municipal bonds of proceeds from the sale of its shares or investments or to ensure the liquidity needed to satisfy redemptions of shares and the day-to-day operating expenses of the Money Market Series. The Money Market Series invests in only those taxable obligations that are (1) rated AA or higher by S&P or Aa or higher by Moody's or unrated but judged by its investment adviser to be of at least comparable quality, (2) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or (3) obligations of banks (including certificates of deposit, bankers' acceptances, and repurchase agreements) with at least $1,000,000,000 of assets. No more than 50% of the assets of the Money Market Series may be invested in taxable obligations at any one time, and the Money

(right column)

Market Series anticipates that on a 12-month average, taxable obligations will constitute less than 10% of the value of its total investments.

Investment Considerations
and Restrictions

The Money Market Series provides investors with the ability to purchase securities exempt from federal income tax in large denominations and to achieve diversification of both investments and maturity schedule. However, these advantages may be substantially reduced or eliminated during periods when interest rates in general are declining or interest rates on the Money Market Series' municipal bonds are lower than interest rates on municipal bonds with maturities greater than those of the Money Market Series.

  The high-quality municipal bonds in which the Money Market Series will invest may not offer so high a yield as may be achieved from lower quality instruments having less liquidity and greater fluctuation in value.

  The ability of the Money Market Series to achieve its investment objective depends partially on prompt payment by issuers of the interest on, and principal of, municipal bonds held by the Money Market Series. A moratorium, default, or other failure to pay interest or principal when due on any municipal bond, in addition to affecting the market value and liquidity of that particular security, could affect the market value and liquidity of other municipal bonds held by the Money Market Series. The market for municipal bonds is smaller than the market for taxable money market securities and can be temporarily affected by large purchases and sales, including those by the Money Market Series.

  Because the Money Market Series will invest in municipal bonds maturing in not more than one year, portfolio turnover will be high. In addition, the Money
Market Series will attempt to increase yields by trading securities to take advantage of short-term interest rate disparities. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains, the Money Market Series will carefully weigh the added cost of short-term investments

(left column)

against anticipated gains. If the Money Market Series disposes of a municipal bond prior to maturity, it may realize a loss or a gain. The value of the Money Market Series will generally vary inversely with the movement of interest rates.

  The Money Market Series has adopted a number of investment restrictions and policies that may help to reduce risk:

  * The Money Market Series will not purchase a municipal bond if as a result more than 25% of the assets of the Money Market Series would be invested in the securities of a particular industry. This limitation does not apply to the investment of its assets in banks, U.S. Government securities, or federal agency obligations.

  * The Money Market Series will not borrow money except to meet redemptions, and then in amounts not exceeding 33.33% (taken at the lower of cost or current value) of its total assets (including the amount borrowed) or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the dollar amounts borrowed.

  * At no time will the Money Market Series commit more than 10% of its assets to illiquid securities, including repurchase agreements that mature in more than seven days.

  Borrowings are subject to the additional restriction that the value of the Money Market Series' assets, less its liabilities other than borrowings, must always be equal to or greater than 300% of all of its borrowings (including the proposed borrowing). If this 300% coverage requirement is not met, the Money Market Series must, within three days, reduce its debt to the extent necessary to meet such coverage requirement, and to do so, it may have to sell a portion of its investments at a time when such a sale would otherwise be inadvisable. Interest on money borrowed is an expense of the Money Market Series.

Special Considerations

    It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in

(right column)

the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Trust expects that the Fund will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs.

Private Activity Bonds

The Internal Revenue Code of 1986, as amended (the "Code") treats interest from certain municipal bonds (referred to as private activity bonds) as a tax preference item under the alternative minimum tax. Thus, corporate and individual shareholders may incur an alternative minimum tax liability as a result of receiving tax-exempt dividends from the Money Market Series to the extent such dividends are attributable to interest from private activity bonds. The Money Market Series will invest in private activity bonds only when it believes that the yield disparity between private activity bonds and other municipal bonds makes an investment in private activity bonds attractive. In addition, because all tax-exempt dividends are included in a corporate shareholder's adjusted current earnings (which are used in computing a separate preference item for corporations), corporate shareholders may incur an alternative minimum tax liability as a result of receiving any tax-exempt dividends from the Money Market Series. Tax-exempt interest and income referred to throughout this Prospectus means interest and income that is excluded from gross income for federal income tax purposes but may be a tax preference item subject to the alternative minimum tax. Further, such tax-exempt interest and income may be subject to taxation under the tax laws of any state or local taxing authority. See "Information about Shares of the Money Market Series--Dividends and Tax Matters."

Miscellaneous

The Money Market Series' investment objective of providing a high level of current income exempt from federal income tax and its policy of investing, under

(left column)

normal circumstances, at least 80% of its assets in municipal bonds are fundamental policies of the Money Market Series, which may not be changed without the approval of a majority of the outstanding shares of the Money Market Series.

  The Statement of Additional Information includes a discussion of other investment policies and a listing of specific investment restrictions that govern the Money Market Series' investment policies. The specific investment restrictions identified in the Statement of Additional Information may not be changed without shareholder approval. If a percentage restriction or a rating restriction on investments or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Money Market Series' securities or from a change in the rating of a portfolio security will not be considered a violation of policy.

Management

The board of trustees of the Fund has the overall responsibility for the management and supervision of the Money Market Series. There are currently three trustees, two of whom are not considered to be interested persons of the Fund within the meaning of the Investment Company Act of 1940 (the 1940 Act). The trustees meet regularly each quarter. By virtue of the functions performed by Fundamental Portfolio Advisors, Inc. (the Manager), the investment adviser of the Money Market Series, neither the Fund nor the Money Market Series require any employees other than the executive officers of the Fund, all of whom receive their compensation from the Manager or other sources. The Statement of Additional Information contains the names and general background of each trustee and executive officer of the Fund.

  The Fund's Board of Trustees approved the continuance of the Fund's current Management Agreement for a period of sixty days following the date of its expiration in contemplation of the consummation of a transaction pursuant to which Tocqueville Asset Management L.P. ("Tocqueville") would assume management of the assets of the Fund. Otherwise, the Management Agreement would have expired on April

(right column)

1, 1998. Tocqueville is the investment adviser to the Tocqueville Funds.

  It is anticipated that shareholders of the Fund will be asked to consider and approve an Agreement and Plan of Reorganization providing for the transfer of the Fund's assets to a separate, newly-created Tocqueville Fund having the same investment policies and objectives as those of the Fund at a special meeting of shareholders scheduled to be held in late Spring. Subsequent to the filing with the Securities and Exchange Commission of preliminary proxy solicitation materials seeking shareholder approval of the Agreement and Plan of Reorganization at the special meeting of shareholders, the Manager filed two preliminary proxy statements with the Securities and Exchange Commission, one opposing the transaction pursuant to which Tocqueville would assume management of the assets of the Fund; the second, proposing to replace the two independent Board Members of the Fundamental Funds and the election of six new nominees to the Fund's Board (in addition to Vincent J. Malanga, a current Board Member).

  Pursuant to a management agreement between the Fund and the Manager, the Manager serves as investment adviser to the Money Market Series and is responsible for the overall management of the business affairs and assets of the Money Market Series, subject to the authority of the Fund's board of trustees. The Manager's post office address is P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013. Under the terms of the management agreement, the Manager manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities subject to the right of the Fund's trustees to disapprove such purchase or sale. The Manager utilizes an investment committee to manage the assets of the Fund. The committee is currently composed of the following members: Vincent J. Malanga, a portfolio strategist affiliated with the Manager and Jane Tubis, a trading assistant affiliated with the Manager.

  Vincent J. Malanga is, and has been for more than the past five years, Chairman of the Board, Chief Executive Officer, President and Treasurer of the

(left column)

Fundamental Family of Funds. He is, and has been for more than the past five years, President, Treasurer, and a Director of the Manager, Executive Vice President, Secretary and a Director of Fundamental Service Corporation (the Distributor for certain of the Fundamental Family of Funds) and President of LaSalle Economics, Inc., an economic consulting firm, and a managing director of LaSalle Portfolio Management, Inc., a commodity trading adviser.

  Jane Tubis is, and has been for more than the past five years, a trading assistant with the Manager.

  The Money Market Series pays all brokerage commissions in connection with its portfolio transactions. The Money Market Series also bears the expense, pro rata with the other series of the Fund, of maintaining the Fund's registration as an investment company under the 1940 Act and of registering its shares under the Securities Act of 1933. The Money Market Series also pays certain other costs and expenses, which are more fully described in the Statement of Additional Information under the caption Investment Adviser.

  As compensation for the performance of its management services and the assumption of certain expenses of the Money Market Series and the Fund, the Manager is entitled under the management agreement to an annual management fee (which is computed daily and paid monthly) from the Money Market Series equal to 0.5% of the Money Market Series' average daily net asset value up to $100,000,000 and decreasing by .02% for each $100,000,000 increase in net assets down to 0.4% of net assets in excess of $500,000,000.

  Under the management agreement and pursuant to authority granted by the trustees, the Manager is authorized to place portfolio transactions with dealer firms that have provided assistance in the distribution of shares of the Money Market Series or shares of other series of the Fund or other funds for which the Manager acts as investment adviser if it reasonably believes that the quality of the transaction and the amount of the spread are comparable to what they would be with other qualified dealers.

  On  September  30,  1997,  the  Securities   and  Exchange   Commission   (the
"Commission")  instituted   administrative   proceedings  against  the  Manager,

(right column)

Fundamental Service Corporation, and Drs. Lance M. Brofman and Vincent J. Malanga (the "Parties"). The Commission's Order instituting the proceedings alleges, among other things, certain violations of the federal securities laws, including the antifraud provisions, for failing to disclose the risks associated with investments in inverse floating rate notes made on behalf of the Fundamental U.S. Government Strategic Income Fund (the "Government Fund") in 1993 and 1994, marketing the Government Fund in a way that was contrary to the administration of the Government Fund, exceeding the Government Fund's portfolio duration of three years or less as stated in its prospectus, and failing to disclose the Manager's soft dollar practices to the Fundamental Fund Boards. A hearing has been scheduled to determine whether the allegations against the Parties are true, and if so, whether remedial action is appropriate. Counsel to the Parties have indicated that the Parties intend to vigorously contest the charges. The Manager has indicated that the institution of the proceedings against the Parties has not adversely affected the ability of the Manager or Fundamental Service Corporation to continue to perform the day-to-day affairs of the Fundamental Funds.

  The Manager and Fundamental Service Corporation (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payments during the fiscal year ended December 31, 1997 from three of the Fundamental Funds for attorneys' fees incurred by them in defending certain proceedings. The payments were as follows: Fundamental U.S. Government Strategic Income Fund (approximately $232,500); New York Muni Fund (approximately $50,000); and the California Muni Fund (approximately $4,000). Upon learning of the payments, the independent Board Members of the Fundamental Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them.

    On April 30, 1998, the Indemnities placed $106,863 into an escrow account pending clarification

(left column)

of certain legal issues. The Manager and Fundamental Service Corporation have asserted that they waived fees during the year ended December 31, 1997 and that the amount placed in escrow should be net of any reimbursements already made to the Funds in the form of fees forgone. Upon learning that $106,863 was placed into an escrow account on behalf of the Funds, the independent Board Members referred the Manager and Fundamental Service Corporation to their prior directive and asked that the entire amount of all payments received by such entities ($286,500) be placed into said escrow account. For further information, see Notes to the December 31, 1997 Financial Statements of Fundamental U.S. Government Strategic Income Fund, New York Muni Fund and the California Muni Fund, attached to the Statement of Additional Information.

  In addition to paying a management fee to the Manager, the Money Market Series also pays a distribution fee to Fundamental Service Corporation, an affiliate of the Manager. See "Information about Shares of the Money Market Series-Distribution Expenses." The Manager also manages and serves as investment adviser to two other investment companies, New York Muni Fund, Inc. and The California Muni Fund. The Manager is a Delaware corporation that was incorporated in 1986.

Information about Shares
of the Money Market Series
Description of Shares

The Fund is an open-end, non-diversified management investment company that was organized as a Massa- chusetts business trust on March 19, 1987. The Money Market Series is a non-diversified portfolio of the Fund and thus by itself does not constitute a balanced investment plan. The Declaration of Trust under which the Fund was organized authorizes the trustees of the Fund to issue an unlimited number of shares of beneficial interest in the Fund, without par value, which may be divided into such separate series as the trustees may establish. The Fund currently has three series of shares: the Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series.

(right column)

  The trustees may establish additional series of shares. As an open-end investment company, the Fund continuously offers shares of its Money Market Series to the public and under normal conditions must redeem these shares on demand of any registered holder at the then-current net asset value per share.

  Each share of the Money Market Series represents an equal proportionate interest in the Money Market Series with each other share in the series. Shares entitle their holders to one vote per share. Investors in the Money Market Series are entitled to vote in the election of trustees, on the adoption of any management contract or distribution plan, on any change in a fundamental investment policy with respect to the Money Market Series and on other matters submitted to shareholder vote, as provided in the Fund's Declaration of Trust. Shares of the Fund are voted by individual series, except (1) when required by the 1940 Act they are voted in the aggregate, and (2) when the trustees determine that a matter affects only one or more particular series of shares, only the shares of such series are entitled to vote on such matter. Shares of the Money Market Series have no cumulative voting rights, preemptive rights, or subscription rights. The shares are freely transferable and fully paid and except as set forth in the Statement of Additional Information, are non-assessable.

  The Money Market Series has its own assets, which are recorded separately on the Fund's books from the assets of the Fund's other series and held by the trustees of the Fund in trust for investors in the Money Market Series. All income and proceeds earned and expenses incurred by the Money Market Series are allocated to the Money Market Series, and the portion of all income and expenses earned or incurred by the Fund, rather than by an individual series of the Fund, which is properly allocable to the Money Market Series, is allocated to the Money Market Series. On liquidating the Fund or the Money Market Series, investors in the Money Market Series would be entitled to share pro rata in the net assets of the Money Market Series available for distribution to shareholders.

(left column)

  Shares will remain on deposit with the transfer agent for the Money Market Series and certificates will not be issued.

How to Purchase Shares

Shares of the Money Market Series may be purchased either directly from the Money Market Series or through securities dealers, banks, or other financial institutions. The Money Market Series has a minimum initial purchase requirement of $1000 and a minimum subsequent purchase requirement of $100. Subsequent purchases are made in the same manner as initial purchases.

  Investors can purchase shares without a sales charge if they purchase the shares directly from the Money Market Series. However, investors may be charged a fee if they purchase shares through securities dealers, banks, or other financial institutions. Investors opening a new account for the Money Market Series must complete and submit a purchase application along with payment of the purchase price for their initial investment. Investors purchasing additional shares of the Money Market Series should include their account number along with payment of the purchase price for additional shares being purchased. Investors may re-open an account with a minimum investment of $100 and without filing a purchase application during the year in which the account was closed or during the following calendar year if the information on the original purchase application is still applicable. The Money Market Series may require the filing of a statement that all information on the original purchase application remains applicable.

  For customers of certain financial institutions who offer the service, investors may have their "free-credit" cash balances automatically invested in shares of the Money Market Series. These investments are not subject to the minimum purchase requirements described above.

  A purchase order becomes effective immediately on receipt by Firstar Trust Company, as agent for the Money Market Series, if it is received before 4:00 P.M. (Eastern time) on any business day. After a purchase order becomes effective, confirmation of the purchase

(right column)

is sent to the investor, and the purchase is credited to the investor's account. The Fund, or any series thereof, reserves the right to reject any purchase order.

    The Fundamental Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Fundamental Automatic Investment Program. The Program permits an existing shareholder to purchase additional shares of any Fund (minimum $50 per transaction) at regular intervals. Under the Automatic Investment Program, shares are purchased by transferring funds from a shareholder's checking or bank money market account in an amount of $50 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign Section F of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-322-6864 or by mailing written notification to: Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20 fee will be imposed by Firstar Trust Company if sufficient funds are not available in the shareholder's account at the time of the automatic transaction.

    While investors may use this option to purchase shares in their IRA or other retirement plan accounts, neither Fundamental Service Corporation nor the Transfer Agent will monitor the amount of contributions to ensure that they do not exceed the amount

(left column)

allowable for federal tax purposes. Firstar Trust Company will assume that all retirement plan contributions are being made for the tax year in which they are received.

Methods of Payment

Payment of the purchase price for shares of the Money Market Series may be made in any of the following manners.

  Payment by Wire. An expeditious method of purchasing shares involves transmitting federal funds by bank wire to Firstar Trust Company. To purchase shares by wire transfer, instruct a commercial bank to wire money to: Firstar Bank Milwaukee, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, ABA # 075000022, Credit: Firstar Trust Company, Account # 112952137, Further credit:
The Fundamental Family of Funds, Name of shareholder and account number (if known).

  (Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.)

  The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Trust Company, 1-800-322-6864 to provide information for the account. A properly signed share purchase application marked "Follow Up" must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted. The wire transfer should be accompanied by the investor's name, address, and social security number (in the case of new investors) or account number (in the case of persons already owning shares of that series).

  Payment by Check. Shares may also be purchased by check. Checks should be made payable to Fundamental Family of Funds and mailed to Fundamental Family of Funds, c/o Firstar Trust Company, Agent, P.O. Box 701, Milwaukee, WI 53201-0701. If your check does not clear, Firstar Trust Company will cancel your purchase and charge you a $20 fee. Moreover, you could be liable for any losses incurred. The Fund reserves the right to limit the number of checks processed at any one time and will notify investors prior to

(right column)

exercising this right. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. Please do not mail letters by overnight courier to the post office box address. Purchase requests sent by overnight or express mail should be directed to: Fundamental Family of Funds, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

    Exchange Privilege. For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fundamental Portfolio Advisors, Inc. acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions may be given in writing to Firstar Trust Company, Agent, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged and the fund into which the exchange is being made. The telephone exchange privilege will be made available to shareholders automatically. You may telephone exchange instructions by calling Firstar Trust Company at (800) 322-6864. Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund. See also "Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions.

    The Exchange Privilege is only available in those states where such exchanges can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund after giving 60

(left column)


days prior notice. The Fund reserves the right to reject any specific order, including purchases by exchange.

    A Completed Purchase Application must be received by the Transfer Agent before the Exchange, Check Redemption, Telephone Redemption or Expedited Redemption Privileges may be used.

Purchase Price and Net Asset Value

Each share of the Money Market Series is sold at its net asset value next determined after a purchase order becomes effective. It is the intention of the Money Market Series to maintain a per share net asset value of $1, although no such net asset value can be guaranteed. The net asset value per share of the Money Market Series is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M. New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. The net asset value per share of the Money Market Series is also determined on any other day that the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day on which no purchase orders for the shares of the Money Market Series become effective and no shares are tendered for redemption, the net asset value per share will not be determined. The net asset value per share of the Money Market Series is computed by taking the amount of the value of all of its assets, less its liabilities, and dividing it by the number of outstanding shares. For purposes of determining net asset value, expenses of the Money Market Series are accrued daily and taken into account.

    The portfolio securities of the Money Market Series are valued on an amortized cost basis. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis until maturity. Other assets are valued at fair value as determined in good faith by persons des ignated by the Fund's trustees using methods determined by the trustees.


(right column)

Distribution Expenses

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the plan), under which the Money Market Series pays to Fundamental Service Corporation (FSC) a fee, which is accrued daily and paid monthly, at an annual rate of .50% of the Money Market Series' average daily net assets. Amounts paid under the plan are paid to FSC to compensate it for services it provides and expenses it bears in distributing the Money Market Series' shares to investors, including payment of compensation by FSC to securities dealers and other financial institutions and organizations, such as banks, trust companies, savings and loan associations, and investment advisers to obtain various distribution related and/or administrative services for the Money Market Series. Expenses of FSC also include expenses of its employees, who engage in or support distribution of shares or service shareholder accounts, including overhead and telephone expenses; printing and distributing prospectuses and reports used in connection with the offering of the Money Market Series' shares; and preparing, printing, and distributing sales literature and advertising materials. FSC is an affiliate of the Manager. Fees to FSC amounted to $245,844 for the year ended December 31, 1997.

  The Fund's Board of Trustees approved the continuance of the Fund's plan for a period of sixty days following the date of its expiration in contemplation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the assets of the Fund. Otherwise, the plan would have expired on April 1, 1998. See ("Management").


  The Fund's Board of Trustees approved the continuance of the Fund's Distribution Agreement for a period of sixty days following the date of its expiration in contemplation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the Fund. Otherwise, the Distribution Agreement would have expired on April 1, 1998. See ("Management").

  NASD Regulation, Inc. ("NASDR") entered into a Letter of Acceptance, Waiver and Consent with FSC that imposed a total of $125,000 in fines and other

(left column)

stipulated sanctions on FSC and two of its officers for distributing advertising materials for Fundamental U.S. Government Strategic Income Fund that NASDR deemed to be false and misleading. FSC neither admitted nor denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent.

  The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling, or distributing securities, such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in FSC's opinion it should not prohibit banks from being paid for performing shareholder-servicing functions under the plan. If, because of changes in law or regulation or due to new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that the Fund's trustees would make other arrangements for these services and shareholders would not suffer adverse financial consequences.

    At any given time, FSC may incur expenses in distributing shares of the Money Market Series pursuant to the plan that would be in excess of the total of payments made by the Money Market Series pursuant to the plan. For example, if during a year of the plan FSC incurs $500,000 of expenses pursuant to the plan on sales of $100 million of the Money Market Series and FSC receives a distribution fee calculated at the annual rate of 0.50% of the Money Market Series' average daily net assets (assuming $50 million in average daily net assets), FSC would have incurred, at the end of such year, $250,000 in excess expenses under the plan during such year. Because there is no requirement under the plan to reimburse FSC for all its expenses or any requirement to continue the plan from year to year, this excess amount does not constitute a liability of the Money Market Series, and the Money Market Series will not reimburse FSC for any such excess amount. Although payments under the plan by the Money Market Series may not be directly used to finance distribution of shares of other series of the Fund, under the plan and similar plans adopted by other series of the Fund, FSC may pay for distribution expenses of any such series from any source available

(right column)

to it, including any profits it may realize. Accordingly, it is possible but not likely until the Money Market Series has at least $150,000,000 in net assets, that FSC may use profits it realizes from the Money Market Series to finance another series of the Fund.

Redemptions

    Each investor in the Money Market Series has the right to cause the Money Market Series to redeem his or her shares, by making a request to Firstar Trust Company in accordance with the procedures of either the regular redemption procedure, the telephone redemption privilege, the expedited redemption privilege, or the check redemption privilege, as described in the following paragraphs. If Firstar Trust Company receives a redemption request before the close of trading on any day the New York Stock Exchange is open for trading, the redemption will become effective on that day and be made at the net asset value per share of the Money Market Series, as determined at the close of trading on that day, and payment will be made on the following business day. If Firstar Trust Company receives a redemption request following the close of trading on the New York Stock Exchange, or on any day the New York Stock Exchange is not open for business, the redemption will become effective on the next day the New York Stock Exchange is open for trading and be made at the net asset value per share of the Money Market Series, as determined at the close of trading on that day, and payment will be made on the following business day. Investors are entitled to receive all dividends on shares being redeemed that are declared on or before the effective date of the redemption of such shares. The net asset value per share of the Money Market Series received by an investor on redeeming shares may be more or less than the purchase price per share paid by such investor, depending on the market value of the portfolio of the Money Market Series at the time of redemption.

  Regular Redemption Procedure. Investors may redeem their shares by sending a written redemption request to Firstar Trust Company, which request must specify the number of shares to be redeemed and be signed by the investor of record. For redemptions exceeding $50,000 (and for all written redemptions,

(left column)


regardless of amount, made within 30 days following any change in account registration), the signature of the investor on the redemption request must be guaranteed by an eligible guarantor institution approved by Firstar Trust Company. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at (800) 322-6864. Firstar Trust Company may, at its option, request further documentation from corporations, executors, administrators, trustees, or guardians. If a redemption request is sent to the Money Market Series, the Money Market Series will forward it to Firstar Trust Company. Redemption requests will not become effective until all proper documents have been received by Firstar Trust Company. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. Please do not mail letters by overnight courier to the post office box address. Redemption requests sent by overnight or express mail should be directed to:
Fundamental Family of Funds, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Requests for redemption that are subject to any special condition, or specify an effective date other than as provided herein, cannot be accepted and will be returned to the investor.

    Telephone Redemption Privilege. An investor may, by either completing the appropriate section of the purchase application, or by later making a written request to Firstar Trust Company, containing his or her signature guaranteed by an eligible guarantor (see above), obtain the telephone redemption privilege for any of his or her accounts. Provided that your account registration has not changed within the last 30 days, an investor may redeem up to $150,000 worth of shares from an account for which he or she has the telephone redemption privilege by making a telephone redemption request to Firstar Trust Company, at
(800)

(right column)


322-6864. Telephone calls will be recorded. A check for the proceeds of such a redemption will be issued in the name of the investor of record and mailed to the investor's address as it appears on the records of the Money Market Series. Both the Money Market Series and Firstar Trust Company reserve the right to refuse or limit a telephone redemption request and to modify the telephone redemption privilege at any time.

  Neither the Fund nor its transfer agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions will be mailed to shareholders at their address of record within 3 business days after the telephone call transaction. Since you will bear the risk of loss, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

    Expedited Redemption Privilege. An investor in any series of the Fund may, either by completing the appropriate section of the purchase application, or by later making a written request to Firstar Trust Company, containing his or her signature guaranteed by an eligible guarantor (see above), obtain the expedited redemption privilege for any of his or her accounts. The expedited redemption privilege allows the investor to have the proceeds of any redemption of shares in any amount of $5000 or more transferred by wiring federal funds to the commercial bank or savings and loan institution specified in his or her purchase application or written request for the expedited redemption privilege. Expedited redemption requests may be made by either mail (to the address specified under regular redemption procedure) or by telephone (to the number specified under telephone redemption privilege). The proceeds of such a redemption may be subject to a deduction of the usual and customary charge. Firstar Trust Company charges a $12 service fee for each payment of redemption proceeds made by federal wire. This fee will be deducted from your account. An investor may change the account or commercial bank designated to receive the redemption proceeds by sending a written request to Firstar Trust Company, containing his or her signature guaranteed in the manner just described. Both the Money Market

(left column)

Series and Firstar Trust Company reserve the right to refuse or limit an expedited redemption request and to modify the expedited redemption privilege at any time.

  Check Redemption Privilege. An investor in any series of the Fund may, by either completing the appropriate section of the purchase application, or by later making a written request to the Money Market Series, obtain redemption checks for any of his or her accounts. These checks may be used by the investor in any lawful manner and may be payable to the order of any person or company in an amount of $100 or more. When a check is presented to Firstar Trust Company for payment, Firstar Trust Company, as agent for the investor, will cause the Money Market Series to redeem a sufficient number of shares in the investor's account to cover the amount of the check. Investors using the check redemption privilege will be subject to the same rules and regulations applicable to other checking accounts at Firstar Trust Company. There is no charge to the investor for using the check redemption privilege, except that Firstar Trust Company imposes a $20 charge if an investor requests that it stop payment of a Redemption Check or if it cannot honor a Redemption Check due to insufficient funds or other valid reasons. The check redemption privilege may not be used to close an account. The check redemption privilege may be modified or terminated at any time by either the Money Market Series or Firstar Trust Company.

    At times, the Money Market Series may be requested to redeem shares for which it has not yet received good payment. The Money Market Series may delay, or cause to be delayed, payment of redemption proceeds until such time as it has assured itself that good payment has been received for the purchase of such shares, which may take up to 15 days. In the case of payment by check, the determination of whether the check has been paid by the paying institu- tion can generally be made within 7 days, but may take longer. Investors may avoid the possibility of any such delay by purchasing shares by wire. In the event of delays in paying redemption proceeds, the Money Market Series will take all available steps to expedite collection of the investment check.

(right column)

  If shares are purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees.

  The Money Market Series reserves the right to suspend the right of redemption or postpone the day of payment with respect to its shares (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) during any period when trading markets that the Money Market Series normally uses are restricted or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of the Money Market Series' investments or determination of its net asset value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit to protect investors.

  If an investor's account has an aggregate net asset value of less than $100, the Money Market Series may redeem the shares held in such account if the net asset value of such account has not been increased to at least $100 within 60 days of notice by the Money Market Series to such investor of its intention to redeem the shares in such account. The Money Market Series will not redeem the shares of an account with a net asset value of less than $100 if the account was reduced from the initial minimum investment of $1000 or more to below $100 as a result of market activity.


Transfers

An investor may transfer shares of the Money Market Series by submitting to Firstar Trust Company a writ ten request for transfer, signed by the registered holder of the shares and indicating the name of, the social security number or taxpayer identification number of, and the distribution and redemption options elected by, the new registered holder. Firstar Trust Company may, at its option, request further documentation from transferors who are corporations, executors, administrators, trustees, or guardians.

(left column)

Dividends and Tax Matters

The Money Market Series will declare on each business day just prior to the calculation of its net asset value all of its net investment income (consisting of earned interest income less expenses) as a dividend on shares of record at the close of business on the preceding business day. Dividends are distributed on the last business day of each calendar month. The Money Market Series normally distributes capital gains, if any, before the end of its fiscal year. All dividends and capital gains distributions by the Money Market Series will be in the form of additional shares unless the investor has made an election, either on his or her purchase application or in a subsequent written request to Firstar Trust Company, to receive such distributions in cash. An investor may change his or her distribution election by filing a written request with Firstar Trust Company at least four days prior to the date of a distribution.

  The Money Market Series intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Money Market Series' policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Money Market Series will satisfy the distribution requirement of Subchapter M and will not be subject to federal income tax or the 4% excise tax.

  If the Money Market Series fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Money Market Series' net long-term capital gains) to the extent of the Money Market Series' current and accumulated earnings and profits.

  Distributions by the Money Market Series of its tax-exempt interest income (net of expenses) are desig-

(right column)

nated as exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their federal income tax returns. In addition, these exempt-interest dividends may be subject to the federal alternative minimum tax and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for federal income tax purposes. Further, interest or indebtedness incurred or continued to purchase or carry shares of the Money Market Series (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for federal income tax purposes. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Money Market Series will likely be subject to tax on dividends paid by the Money Market Series that are derived from interest on such bonds.

    A small portion of the Money Market Series' net investment income may under certain circumstances be taxable, and distributions thereof, as well as distributions of any net capital gain will be taxable to shareholders. Distributions by the Money Market Series of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but do not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Money Market Series of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gains dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

  Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Thus, corporate and individual shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the Money Market Series to the extent such dividends are

(left column)


attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving any exempt-interest dividends from the Money Market Series.

  Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Money Market Series. In general, distributions by the Money Market Series are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Money Market Series and received by the shareholders on December 31 of the preceding year. The federal income tax status of all distributions by the Money Market Series will be reported to investors annually.

  Investors should carefully consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend and such dividend economically constitutes a return of capital to such investors.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of the Money Market Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Money Market Series may be disallowed if other shares of the Money Market Series are purchased within 30 days before or after such disposition.


(right column)

  If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

  Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends paid by the Money Market Series. In order to avoid this backup withholding, a shareholder must provide the Money Market Series with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

  The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Money Market Series that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Money Market Series, including the application of state and local taxes which may differ from the federal income tax consequences described above.


General Information

Investor Services

Firstar Trust Company is the transfer agent and dividend-paying agent for shares of the Money Market Series and acts as custodian for assets of the Money Market Series. Inquiries regarding the Money Market Series should be addressed to Firstar Trust Company.

(left column)


  Firstar Trust Company maintains an account for each investor in the Money Market Series, and all of the investor's transactions are recorded in this account. Confirmation statements showing details of transactions are sent to investors following each transaction, and each investor is sent a quarterly account summary.

  Annual and semi-annual reports of the Money Market Series together with the list of securities held by the Money Market Series in its portfolio are mailed to each investor in the Money Market Series.

  Investors whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Money Market Series and may not be able to use some of the services available to investors of record.

Calculation of Yield

The Money Market Series may from time to time advertise the Money Market Series' yield and effective yield. The Money Market Series' yield refers to the income generated by an investment in the Money Market Series over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during the seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but when annualized, the income earned by an investment in the Money Market Series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

    The Money Market Series may also from time to time advertise its taxable equivalent yield and taxable equivalent effective yield. The Money Market Series' taxable equivalent yield is determined by dividing that portion of the Money Market Series' yield (calculated as just described) that is tax-exempt by one minus a stated marginal federal income tax rate and adding the product to that portion, if any, of the yield of the Money Market Series that is not tax-exempt. The Money Market Series' taxable equivalent effective yield is determined in a similar manner.

(right column)

  Both yield and effective yield quotations are based on historical earnings of the Money Market Series. Both yields will fluctuate over time and are not necessarily representative of future income or distributions or the actual return to be earned by an investor, nor are they necessarily a sound basis for comparing the Money Market Series with bank deposits or other fixed-income investments.

Exchangeability of Shares

Investors may exchange shares of the Money Market Series having an aggregate net asset value of $1000 or more for shares of any other series of the Fund or any other mutual fund for which the Manager acts as theinvestment adviser by either
(1) delivering to Firstar Trust Company a written request specifying the number of shares of the Money Market Series to be exchanged and the series of the Fund or the mutual fund in which they wish to invest after such an exchange, or (2) in the case of those investors who have the telephone redemption privilege, making such a request by telephone. (See "Redemption-Telephone Redemption
Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions). The exchange is effected by redeeming the investor's shares of the Money Market Series and issuing to the investor shares of the series or mutual fund in which he or she is investing. The shares of both the Money Market Series and the series or mutual fund being invested in are valued for purposes of this exchange at the net asset value per share of the Money Market Series and such other series or fund, respectively, as next determined after receipt by Firstar Trust Company of the exchange request.


  The exchange privilege is available only in those states where such exchange can legally be made and exchanges may only be made between accounts with identical account registration and account numbers and is subject to the suitability requirements, if any, of the series or fund for which an exchange is proposed to be made. Prior to effecting an exchange, an investor should consider the investment policies of the series or

(LEFT COLUMN)

mutual fund he or she is investing in. Any exchange is, in effect, a redemption of shares in one fund and a pur chase of the other fund. Therefore, an investor may recognize a capital gain or loss for federal income tax purposes on the exchange.

Other Information

The Code of Ethics of Fundamental Portfolio Advisors, Inc. and the Fund prohibits all affiliated personnel from engaging in personal investment activities which com pete with or attempt to take advantage of the Fund's planned portfolio transactions. Theobjective of the Code of Ethics of both the Fund and Fundamental Portfolio Advisors, Inc. is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

Independent Accountants

The  financial  statements  included at the end of the

(right column)

Statement of Additional Information, and the information under the caption "Financial Highlights" in this Prospectus have been so included in reliance on the report of McGladrey & Pullen, LLP, independent certi fied public accountants, as experts in accounting and auditing.

Statement of Additional Information

The Statement of Additional Information for the Money Market Series, dated the date of this Prospectus, contains more detailed information about the Money Market Series, including information relating to (1) its investment policies and restrictions, (2) its investment adviser and the trustees and officers of the Fund, (3) portfolio trading, (4) various services provided for investors in the Money Market Series, (5) the method used to calculate yield and effective yield and (6) financial statements and certain other financial information.

(LEFT COLUMN)



FUNDAMENTAL
FIXED INCOME FUND
90 Washington Street
New York   NY 10006
1-800-225-6864

Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701
1-800-322-6864

Counsel to the Fund
Kramer, Levin, Naftalis &Frankel
New York, New York

Independent Auditors
McGladrey &Pullen, LLP
New York, New York



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.


(RIGHT COLUMN)

FUNDAMENTAL
FIXED INCOME FUND


Tax-Free
Money Market Series


                    Prospectus
                    May 1, 1998



                (logo) FUNDAMENTAL
                       Family of Funds

                                                                     Rule 497(c)
                                                       Registration No. 33-12738

                          FUNDAMENTAL FIXED INCOME FUND

                          TAX-FREE MONEY MARKET SERIES


                              90 Washington Street
                            New York, New York 10006

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998


                  This Statement of Additional Information provides certain detailed information concerning the Tax-Free Money Market Series (the "Money Market Series") of the Fundamental Fixed Income Fund (the "Fund"). The Money Market Series seeks to provide as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and liquidity through the investment in a portfolio of high-quality municipal bonds (generally with maturities of one year or less) ("Municipal Bonds"). Of course, there can be no assurance that the investment objective will be achieved.

                  SHARES OF THE MONEY MARKET SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                  This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Money Market Series' current
Prospectus, a copy of which may be obtained by writing to Fundamental Service Corporation at 90 Washington Street, New York, New York 10006, or by calling
(800) 322-6864.

                  This Statement of Additional Information relates to the Money Market Series' Prospectus dated May 1, 1998.

                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS


                                                                           Page


 INVESTMENT OBJECTIVE AND POLICIES.......................................   3

 INVESTMENT LIMITATIONS..................................................   4

 MANAGEMENT OF THE FUND..................................................   5

 DISTRIBUTION PLAN.......................................................   7

 INVESTMENT MANAGER.......................................................  9

 PORTFOLIO TRANSACTIONS..................................................  11

 CUSTODIAN AND INDEPENDENT ACCOUNTANTS...................................  12

 TAXES...................................................................  13

 DESCRIPTION OF SHARES...................................................  18

 CERTAIN LIABILITIES.....................................................  19

 DETERMINATION OF NET ASSET VALUE........................................  19

 CALCULATION OF YIELD....................................................  21

 OTHER INFORMATION.......................................................  22

 FINANCIAL STATEMENTS....................................................  22

 APPENDIX................................................................ A-1

                        INVESTMENT OBJECTIVE AND POLICIES


                  The Prospectus of the Money Market Series dated May 1, 1998 (the "Prospectus") identifies the investment objective and the principal investment policies of the Money Market Series. Other investment policies and a further description of certain of the policies described in the Prospectus are set forth below.

                  "When-Issued" Securities. As described in the Prospectus under "INVESTMENT OBJECTIVE AND POLICIES," the Money Market Series may purchase new issues of tax-exempt securities on a "when-issued" basis. In order to invest the Money Market Series' assets immediately, while awaiting delivery of securities purchased on a "when-issued" basis, short-term obligations that offer same day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. When a commitment to purchase a security on a "when-issued" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Because that policy currently recommends that an amount of the assets of the Money Market Series equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or high-quality debt securities sufficient to cover any commitments are always expected to be available. Nonetheless, such purchases may involve more risk than other types of purchases, as described in the Prospectus.

                  Standby Commitments. The Money Market Series may acquire standby commitments with respect to Municipal Bonds held in its portfolio. A standby commitment is an agreement in which a dealer agrees to purchase, at the Money Market Series' option, specified Municipal Bonds at specified prices. The total amount paid by the Money Market Series for outstanding standby commitments it holds will not exceed 1/2 of 1% of the Money Market Series' total assets calculated immediately after each standby commitment is acquired. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. See "DETERMINATION OF NET ASSET VALUE" below. The actual standby commitment will be valued at zero in determining net asset value. The cost of the standby commitment will be reflected as an unrealized loss for the period during which the commitment is held by the Money Market Series and will be reflected in realized gain or loss when the commitment is exercised or expires.

                  Portfolio Turnover. Pursuit by the Money Market Series of its investment objective may lead to frequent changes in the securities held in its portfolio, which is known as "portfolio turnover." Portfolio turnover may involve payments by the Money Market Series of broker commissions, dealer spreads and other transaction costs relating to the purchase and the sale of securities. Portfolio turnover rate for a given fiscal year is calculated by dividing the lesser of the amount of the purchases or the amount of the sales of portfolio securities during the year by the monthly average of the value of the portfolio securities during the year.

                             INVESTMENT LIMITATIONS

                  The Money Market Series has adopted the following policies as "fundamental policies," which cannot be changed without the approval of the holders of a majority of the shares of the Money Market Series (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting at which holders of more than 50% of the outstanding shares are represented in person or by proxy). The Money Market Series may not:

                  1. purchase the securities of any issuer, if, as a result of such purchase, more than 25% of its total assets would be invested in non-governmental industrial revenue bonds, the payment of the principal and interest on which are the responsibility of issuers in the same industry, provided that it may invest more than 25% of its total assets in industrial revenue bonds, in banks or in U.S. government securities;

                  2. borrow money, except to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed);

                  3. commit more than 10% of its assets to illiquid securities, including repurchase agreements that mature in more than seven days;

                  4. make short sales of securities;

                  5. purchase securities on margin;

                  6. write, purchase or otherwise invest in any put (except for standby commitments, as described in the Prospectus), call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs;

                  7. make loans to any person, except by (a) the purchase of a debt obligation in which the Money Market Series is permitted to invest and (b) engaging in repurchase agreements;

                  8. knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market;

                  9. purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

                  10. purchase or retain the securities of any issuer if any officer or Trustee of the Fund or of the Fund's investment advisor is an officer or director of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer and all of the officers and Trustees of the Fund and of the Fund's investment advisor together own more than 5% of the securities of such issuer;

                  11. act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

                  12. invest in companies for the purpose of exercising control or management; or

                  13. issue senior securities.

                  For the purposes of the Money Market Series' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security.

                  Operating Policies. The Money Market Series has adopted the following operating policy which is not fundamental and which may be changed without shareholder approval: To comply with certain state statutes, the Money Market Series will not pledge, mortgage or hypothecate its portfolio securities if at the time the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the Money Market Series.

                  Percentage Restrictions. If a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities of the Money Market Series will not be considered a violation of such policy.


                             MANAGEMENT OF THE FUND

                  The Fund's Board of Trustees provides broad supervision over the affairs of the Fund and of the Money Market Series. The officers of the Fund are responsible for the operations of the Money Market Series. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the last five years. Each Trustee who is considered to be an "interested person" of the Fund, as defined by the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk (*).

                  James C. Armstrong: Trustee of the Fund. Mr. Armstrong is a management consultant. He was formerly a partner in Armstrong/Seltzer Communications Inc., a New York management, consulting and public relations firm. Earlier he served as Executive Director, Global Public Affairs Institute at New York University and Professor, Bell of Pennsylvania Chair in Telecommunications, Temple University. He was with American Telephone and Telegraph Company for 15 years. His last position with AT&T was Director, Corporate Policy

Analysis. Mr. Armstrong previously held positions at the Institute for Defense Analysis, the Office of the Postmaster General, and on the faculty of the University of Maryland. He has been a consultant to government, academic and business organizations, and has served on various government-industry task forces and committees. Mr. Armstrong was an Officer in the United States Navy and holds a Ph.D. in nuclear physics. Mr. Armstrong's address is 70 North Ravenwood Drive, Cape May Court House, New Jersey 08210.

                  L. Greg Ferrone: Trustee of the Fund. Mr. Ferrone is Senior Manager of ARC Partners, a management and consulting firm. Previously he was a consultant with IntraNet, Inc., a provider of computer systems to the domestic and international banking industry. Prior thereto he was the Director of Sales & Marketing for RAV Communications Inc., Vice President/Regional Manager with National Westminster Bank USA and an officer at Security Pacific Bank. Mr. Ferrone received a Bachelor of Science degree from Rensselaer Polytechnic Institute in 1972 and studied at the Stonier Graduate School of Banking. Mr. Ferrone's address is 83 Ronald Court, Ramsey, New Jersey 07446.

                  *Vincent J. Malanga: Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, The California Muni Fund and New York Muni Fund, Inc. Mr. Malanga is President, Treasurer and a Director of Fundamental Portfolio Advisors, Inc., Executive Vice President, Secretary and a Director of Fundamental Service Corporation, and President, LaSalle Economics Inc., an economic consulting firm. Mr. Malanga, who holds a Ph.D. in Economics from Fordham University, was an Economist at the Federal Reserve Bank of New York. Mr. Malanga's address is 90 Washington Street, 19th Floor, New York, New York 10006.

                  All of the Trustees of the Fund are also Directors of Fundamental Funds, Inc. and Trustees of The California Muni Fund. Mr. Malanga, an officer of the Fund, holds similar offices with Fundamental Funds, Inc. and The California Muni Fund.

                  The Money Market Series does not pay any salary or compensation to any of its officers, all of whom are officers or employees of Fundamental Portfolio Advisors, Inc. (the "Manager"). For services and attendance at board meetings and meetings of committees which are common to the Fund, New York Muni Fund, Inc. and The California Muni Fund (other affiliated mutual funds for which the Manager acts as the investment advisor), each Trustee of the Fund who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Trustee is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. Some Trustees received additional compensation at a rate of $125 per hour for services related to serving on the Portfolio Review Committee. The Manager pays the compensation of the Fund's officers and of the one Trustee that is affiliated with the Manager. For the fiscal year ended December 31, 1997, trustees' fees totalling $17,912 were paid by the Fund to the Trustees as a group ($2,413 for the High-Yield Municipal Bond Series, $10,041 for the Money Market Series and $5,458 for the Fundamental U.S.Government Strategic Income Fund Series).


                                                         COMPENSATION TABLE

                                                   (FOR EACH CURRENT BOARD MEMBER
                                                     RECEIVING COMPENSATION FROM
                                                     A FUNDAMENTAL FUND FOR THE
                                                MOST RECENTLY COMPLETED FISCAL YEAR)

                                                  AGGREGATE COMPENSATION FROM FUND


                                                                                                                 AGGREGATE
                                                                                                                 COMPENSATION
                                                                                                                 PAID BY ALL
                                                                                                                 FUNDS MANAGED
                                                                                                                 BY
                                                       HIGH-YIELD           TAX-FREE         U.S. GOV'T          FUNDAMENTAL
                                   CALIFORNIA          MUNICIPAL            MONEY            STRATEGIC           PORTFOLIO
NAME                 NY MUNI       MUNI                BOND                 MARKET           INCOME              ADVISORS, INC.


James C. Armstrong   $29,684           $3,044              $496                 $2,919             $2,207                $38,350

L. Greg Ferrone      $20,124           $2,064              $336                 $1,979             $1,497                $26,000





Administrator, Transfer Agent, Custodian and Accounting Agent

                  Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701 currently acts as Administrator, Transfer Agent, Custodian and Accounting Agent for the Money Market Series.

                  Fundamental Shareholder Services, Inc., 90 Washington Street, New York, New York 10006, an affiliate of Fundamental Portfolio Advisors, Inc. and Fundamental Service Corporation, previously performed all services in connection with the transfer of shares of the Money Market Series, acted as its dividend disbursing agent, and as administrator of the exchange, check redemption, telephone redemption and expedited redemption privileges of the Money Market Series. During the year ended December 31, 1997, fees paid to the Transfer Agent by the Money Market Series amounted to $17,745.


                                DISTRIBUTION PLAN

                  As discussed in the Prospectus, the Fund has entered into a Distribution Agreement with FSC. FSC is a Delaware corporation which is owned approximately 43.7% by each of Messrs. Thomas W. Buckingham, a consultant to the Manager, and Vincent J. Malanga, a Trustee and officer of the Fund and a director and officer of the Manager, and 9.8% by Dr. Lance M. Brofman, an employee of the Manager. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), have approved the Distribution Agreement. The Distribution Agreement provides that FSC will bear the distribution expenses of the Money Market Series not borne by the Money

Market Series. The Distribution Agreement was approved by action of the Trustees of the Fund and entered into by the Fund and FSC on March 28, 1989. The
Distribution Agreement will continue in effect from year-to-year if it is specifically approved, at least annually, in the manner required by the 1940 Act. The Board of Trustees last approved the Distribution Agreement on March 25, 1998 for a period of sixty days following March 31, 1998.

                  FSC bears all expenses it incurs in providing  services  under the Distribution Agreement. Such expenses include compensation to it and to securities dealers and other financial institutions and organizations such as banks, trust companies, savings and loan associations and investment advisors for distribution related and/or administrative services performed for the Money Market Series. FSC also pays certain expenses in connection with the distribution of the Money Market Series' shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements thereto to prospective shareholders. The Money Market Series bears the cost of registering its shares under federal and state securities law.

                  The Fund and FSC have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, FSC will use its best efforts in rendering services to the Fund.

                  The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Money Market Series pays FSC compensation accrued daily and paid monthly at the annual rate of 1/2 of 1.0% of the Money Market Series' average daily net assets. The Plan was adopted by a majority vote of the Board of Trustees, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan on September 29, 1987 and by Messrs. Thomas W. Buckingham and Vincent J. Malanga as the then sole shareholders of the Money Market Series. During the year ended December 31, 1997, amounts incurred by the Fund under the plan aggregated $245,844.

                  Pursuant to the Plan, FSC provides the Fund, for review by the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

                  No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the 1940 Act, has any direct financial interest in the operation of the Plan except to the extent that FSC and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended thereunder by the Fund.

                  The Plan has been renewed to continue in effect for a period of sixty days following March 31, 1998. The Plan will continue in effect from year-to-year thereafter, provided such continuance is approved annually by vote of the Trustees in the manner described above. It may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund, and with no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of the Independent Trustees shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

                  The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FSC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, servicing and recordkeeping functions. FSC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Money Market Series might occur, including possible termination of any automatic investment or redemption or other services then provided by a bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Money Market Series may execute portfolio transactions with and purchase securities issued by depository institutions that indirectly receive payments under the Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions.

                               INVESTMENT MANAGER

                  The Fund has entered into an agreement (the "Management Agreement") with Fundamental Portfolio Advisors, Inc. (the "Manager"), 90 Washington Street, New York, New York 10006, to act as its investment adviser. The Management Agreement will continue in effect from year to year if it is specifically approved, at least annually, by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the Management Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The Board of Trustees last approved the continuation of the Management Agreement on March 25, 1998 for a period of sixty days following March 31, 1998. The Management Agreement terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice.

                  Under the terms of the Management Agreement, the Manager serves as investment adviser to the Money Market Series and is responsible for the overall management of the business affairs and assets of the Money Market Series, subject to the authority of the Fund's Board of Trustees. The Manager also is authorized under the Management Agreement to buy and sell securities for the account of the Money Market Series, in its discretion, subject to the right of the Fund's Trustees to disapprove any such purchase or sale. The Manager pays all of the ordinary operating expenses of the Money Market Series, including executive salaries and the rental of office space, with the exception of the following, which are to be paid by the Money Market Series: (1) charges and expenses for determining from time-to-time the net asset value of the Money Market Series and the keeping of its books and records, (2) the charges and expenses of any auditors, custodian, transfer agent, plan agent, dividend disbursing agent and registrar performing services for the Money Market Series, (3) brokers' commissions, and issue and transfer taxes, chargeable to the Money Market Series in connection with securities transactions, (4) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable by the Money Market Series to federal, state or other governmental agencies, (5) fees and expenses involved in registering and maintaining registrations of the shares of the Money Market Series with the Securities and Exchange Commission, (6) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing notices, proxy statements and all reports to shareholders and to governmental agencies, (7) charges and expenses of legal counsel to the Fund,
(8) compensation of those Trustees of the Fund as such who are not affiliated with or interested persons of the Manager or the Fund (other than as Trustees),
(9) fees and expenses incurred pursuant to the 12b-1 Plan and (10) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund or the Money Market Series and any indemnification by the Fund of its trustees, officers, employees or agents with respect thereto. To the extent any of the foregoing charges or expenses are incurred by the Fund for the benefit of each of the Fund's series, the Money Market Series is responsible for payment of the portion of such charges or expenses which are properly allocable to the Money Market Series.

                  As compensation for the performance of its management services and the assumption of certain expenses of the Money Market Series and the Fund, the Manager is entitled under the Management Agreement to an annual management fee (which is computed daily and paid monthly) from the Money Market Series equal to the percentage listed below of the average daily net asset value of the Money Market Series.

    Average Daily Net Asset Value           Annual Fee Payable

Net asset value to $100,000,000                   .50%
Net asset value of $100,000,000
   or more but less than $200,000,000             .48%
Net asset value of $200,000,000
   or more but less than $300,000,000             .46%
Net asset value of $300,000,000
   or more but less than $400,000,000             .44%
Net asset value of $400,000,000
   or more but less than $500,000,000             .42%
Net asset value of $500,000,000 or more           .40%

                  For the years ended December 31, 1988,  1989, 1990, 1991, 1992 and 1993, the Manager waived its management fees and paid on behalf of the Money Market Series $24,639, $77,495, $37,383, $38,348, $81,068, $90,681 and $27,160,
respectively, as expense reimbursements under the Management Agreement.

                  Mr. Vincent J. Malanga, a trustee and officer of the Fund, and Dr. Lance M. Brofman, each own approximately 48.5% of the outstanding shares of voting capital stock of the Manager.


                             PORTFOLIO TRANSACTIONS

                  All orders for the  purchase or sale of  portfolio  securities are placed on behalf of the Money Market Series by the Manager pursuant to authority contained in the Management Agreement (subject to the right of the Trustees to reverse any such transaction). The Manager is and may in the future also be responsible for the placement of transaction orders for the other series of the Fund and other funds for which the Manager acts as investment advisor. Securities purchased and sold on behalf of the Money Market Series will be traded on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise involve transactions directly with the issuer of the instrument. In selecting brokers or dealers, the Manager will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the
security  to  be  purchased  or  sold;  the  execution  efficiency,   settlement
capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

                  Dealers may be selected who provide  brokerage and/or research services to the Fund or Money Market Series and/or other investment companies over which the Manager exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Manager maintains a listing of dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Money Market Series, other series of the Fund and other funds over which the Manager exercises investment discretion are placed with dealers (including dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

                  The receipt of research from dealers may be useful to the Manager in rendering investment management services to the Money Market Series and/or other series of the Fund and other funds over which the Manager exercises investment discretion, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other clients of the Manager may be useful to the Manager in carrying out its obligations to the Money Market Series. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

                  Dealers who execute portfolio transactions on behalf of the Money Market Series may receive spreads or commissions which are in excess of the amount of spreads or commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the Money Market Series to pay such higher spreads or commissions, the Manager must determine in good faith that such spreads or commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker or dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Money Market Series, the Fund or the Manager's other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and/or research services provided or to determine what portion of the compensation should be related to those services.

                  The Manager is authorized to place portfolio transactions with dealer firms that have provided assistance in the distribution of shares of the Money Market Series or shares of other series of the Fund or other funds for which the Manager acts as investment advisor if it reasonably believes that the quality of the transaction and the amount of the spread are comparable to what they would be with other qualified dealers.

                  During the years ended December 31, 1989 through 1997 the Money Market Series did not pay any brokerage commissions.

                  The Funds' Trustees and brokerage allocation committee (comprised solely of non-interested Trustees) periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Money Market Series and the Fund and review the dealer spreads paid by the Money Market Series and the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund and its portfolios.


                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

                  Firstar Trust Company (the "Bank"), P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 acts as Custodian of the Fund's cash and securities. The Bank also acts as transfer agent and bookkeeping agent for the Fund, and, as bookkeeping agent, monitors the Fund's accounting records and calculates its net asset value.

                  McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, acts as independent public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.

                                      TAXES

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Money Market Series and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Money Market Series or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

                  The Money Market Series has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Money Market Series is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Money Market Series made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

                  In general, gain or loss recognized by the Money Market Series on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Money Market Series at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Money Market Series held the debt obligation.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

                  In addition to satisfying the requirements described above, the Money Market Series must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Money Market Series' taxable year, at least 50% of the value of the Money Market Series' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Money Market Series has not invested more than 5% of the value of the Money Market Series' total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Money Market Series controls and which are engaged in the same or similar trades or businesses.

                  If for any taxable year the Money Market Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Money Market Series' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

                  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The Money Market Series intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Money Market Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Money Market Series Distributions

                  The Money Market Series anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

                  The Money Market Series may either retain or distribute to shareholders its net capital gain for each taxable year. The Money Market Series currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend, will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Money Market Series prior to the date on which the shareholder acquired his shares.

                  The  Money   Market   Series   intends   to   qualify  to  pay
exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Money Market Series' taxable year at least 50% of the Money Market Series' total assets consists of tax-exempt municipal obligations. Distributions from the Money Market Series will constitute exempt-interest dividends to the extent of the Money Market Series' tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Money Market Series are excluded from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Money Market Series of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

                  AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

                  Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Money Market Series is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Money Market Series. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Money Market Series will likely be subject to tax on dividends paid by the Money Market Series which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

                  Distributions by the Money Market Series that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from the sale of the shares, as discussed below.

                  Distributions by the Money Market Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Money Market Series (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Money Market Series reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Money Market Series, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by the Money Market Series into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Money Market Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                  The Money Market Series will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Money Market Series that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares

                  The Money Market Series seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Series will do this. If the net asset value varies from $1.00 per share, a shareholder will recognize gain or loss on the sale or redemption of shares of the Money Market Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Money Market Series within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Money Market Series will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Money Market Series is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the Money Market Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Money Market Series, capital gain dividends and exempt-interest dividends and amounts retained by the Money Market Series that are designated as undistributed capital gains.

                  If the income from the Money Market Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of shares of, the Money Market Series will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

                  In the case of a foreign noncorporate shareholder, the Money Market Series may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Money Market Series with proper notification of its foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Money Market Series, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

                  Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Money Market Series.


                              DESCRIPTION OF SHARES

                  The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into such separate series as the Trustees may establish. The Fund currently has three series of shares: the Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. The Trustees may establish additional series of shares, and may divide or combine the shares of a series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Each share represents an equal proportionate interest in the relevant series with each other share of such series. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election and selection of Trustees and accountants. Upon liquidation of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to shareholders.

                  Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. See "Certain Liabilities."


                               CERTAIN LIABILITIES

                  As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated March 19, 1987, a copy of which is on file with the office of the Secretary of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

                  The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


                        DETERMINATION OF NET ASSET VALUE

                  The net asset value per share of the Money Market Series is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. The net asset value per share of the Money Market Series is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the Money Market Series become effective and no shares are tendered for redemption, the net asset value per share is not determined.

                  Except as set forth in the following paragraph, the Money Market Series' portfolio instruments are valued on each business day on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Series computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Series would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Money Market Series would receive less investment income. The converse would apply in a period of rising interest rates.

                  Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

                  The valuation of the Money Market Series' portfolio instruments based upon their amortized cost and the concomitant maintenance of the Money Market Series' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, pursuant to which the Money Market Series must adhere to certain conditions. The Money Market Series must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in securities determined by the Trustees to present minimal credit risks. (See the Prospectus for additional information). The maturities of variable rate demand instruments held in the Money Market Series' portfolio will be deemed to be the longer of the demand period, or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees must establish procedures designed to stabilize, to the extent reasonably possible, the Money Market Series' price per share as computed for the purpose of sales and redemptions at a single value. It is the intention of the Money Market Series to maintain a per-share net asset value of $1.00 but there can be no assurance of this. Such procedures will include review of the Money Market Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Money Market Series' net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


                              CALCULATION OF YIELD

                  The Money Market Series' yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material are calculated by a standard method prescribed by the Securities and Exchange Commission. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

                  The yield quotation is computed as follows: The net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the net change in value by the value of the share at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to the Money Market Series, in proportion to the length of the base period and the Money Market Series' average account size (with respect to any fees that vary with the size of an account).

                  The Money Market Series also may advertise a quotation of effective yield. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

         Effective Yield = [(Base Period Return + 1) 365/7] - 1.

                  The Money Market Series' taxable equivalent yield is determined by dividing that portion of the Money Market Series' yield
(calculated as described above) that is tax-exempt by one minus a stated marginal federal income tax rate and adding the product to that portion, if any, of the yield of the Money Market Series that is not tax-exempt. The Money Market Series' taxable equivalent effective yield is determined by dividing that portion of the Money Market Series' effective yield (calculated as described above) that is tax-exempt by one minus a stated marginal federal income tax rate and adding the product to that portion, if any, of the effective yield of the Money Market Series that is not tax-exempt. The Money Market Series' taxable equivalent yield and taxable equivalent effective yield assume that the proportion of income of the Money Market Series that is tax-exempt over the seven-day period used in determining the yield and effective yield quotations is constant over the 52-week period over which such yield quotations are annualized.

                  The yield and effective yield of the Money Market Series for the seven-day period ended December 31, 1997 was 1.83% and 2.32%, respectively.

                  The taxable equivalent yield and taxable equivalent effective yield of the Money Market Series for the seven-day period ended December 31, 1997 was 3.03% and 3.84%, respectively, for a taxpayer whose income was subject to the then highest marginal federal income tax rate of 39.6%.


                                OTHER INFORMATION

                  As of March 31, 1998, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Money Market Series. As of such date, the following persons were known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the Money Market Series:


NAMES & ADDRESS                 NUMBER OF SHARES           PERCENTAGE OF
_______________                 OWNED                      OUTSTANDING SHARES

Leon Pfeffer &                         258,672.320                 7.15%
Jack Pfeffer JT TEN
444 Neptune Ave., Apt. 4H
Brooklyn, NY  11224-4408

Liberty Zeiger Fund LP               1,011,332.820                27.97%
7818 Orlando Avenue
Lubbock, TX  79425-1942




                              FINANCIAL STATEMENTS

Audited financial statements of the Money Market Series for the year ended December 31, 1997 are attached hereto.

(CHART MATERIAL)

                               New York Muni Fund
                              Portfolio Composition
                                December 31, 1997
                                  (unaudited)

                                     BY TYPE

(15.8%) FCSI

(51.4%) FCLT

(20.9%) LRIB

(11.9%) INLT


                                   BY RATING+

(4.6%) Non-income
       producing bonds

 (1.3%) AA

(59.6%) AAA

(19.2%) BBB

 (1.9%) Not Rated


FIXED COUPON BONDS
   FCLT -- Long (maturity greater than 15 years) (includes long zero coupons) FCSI -- Short or Intermediate (maturity less than 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB(Residual Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   LRIB -- Long Term (maturity greater than 15 years)

IN (Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   INLT -- Long Term  (maturity greater than 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

(CHART MATERIAL)


$22,786
Lehman
Brothers
Municipal
Bond Index*

$15,144
Fundamental
New York
Muni
Fund, Inc.

$13,926
Consumer
Price Index

--------------------------------------------------------------------------------
                               New York Muni Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                         1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
                         1.46%     (0.62)%     4.24%
--------------------------------------------------------------------------------

                                  Thousands ($)

24   22   20   18   16   14   12   10

12/31/87  12/31/88  12/31/89  12/31/90  12/31/91 12/31/92 12/31/93 12/31/94

12/31/95  12/31/96  12/31/97


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applic able, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

(LEFT COLUMN)

NEW YORK MUNI  FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value
    (Note 4) (cost $127,411,133).....................  $122,737,274
  Receivables:
    Interest.........................................     1,484,267
    Fund shares sold.................................    58,146,118
                                                        -----------
           Total assets..............................   182,367,659
                                                        -----------
LIABILITIES
  Notes payable (Note 6).............................    38,177,582
  Payables:
    Fund shares redeemed.............................       347,948
    Investment securities purchased..................     8,826,774
    Dividend declared................................        27,444
    Due to advisor...................................        24,366
    Accrued expenses.................................       368,138
                                                        -----------
   Total liabilities.................................    47,772,252
                                                        -----------
NET ASSETS consisting of:
   Distributions in excess of net
     investment income................... $   (27,444)
   Accumulated net realized loss ........ (24,284,760)
   Unrealized depreciation of securities. (4,673,859) Paid-in-capital applicable to
   156,836,372 shares of $.01
   par value capital stock............... 163,581,470
                                           ----------
                                                       $134,595,407
                                                       ============
NET ASSET VALUE PER SHARE................                      $.86
                                                               ====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year ended December 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income...............................      $ 7,756,494
EXPENSES (Notes 2 and 3)
   Management fee...............         $640,975
   Custodian and accounting fees          327,214
   Transfer agent fees..........          450,401
   Professional fees............        1,050,450
   Directors' fees..............          102,427
   Printing and postage.........           31,395
   Interest.....................        1,431,511
   Distribution expenses........          647,839
   Operating expenses on
   defaulted bonds..............           72,000
   Other........................          143,176
                                        ---------
                                        4,897,388

   Expenses reimbursed........            (40,700)
                                        ---------
           Total expenses........................        4,856,688
                                                        ----------
           Net investment income.................        2,899,806
                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss on investments    (2,367,322)

   Net unrealized appreciation of
     investments..............          5,608,133
                                        ---------
   Net gain on investments ......................       3,240,811
                                                       ----------
NET INCREASE IN NET ASSETS
FROM OPERATIONS..................................      $6,140,617
                                                       ==========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended          Year Ended
                                                                                    December 31,        December 31,
                                                                                        1997                1996
                                                                                    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income......................................................      $  2,899,806       $  6,229,467
   Net realized loss on investments...........................................        (2,367,322)        (2,404,362)
   Unrealized appreciation (depreciation) on investments .....................         5,608,133         (4,292,643)
                                                                                     -----------        -----------
   Net (decrease) increase in net assets from operations......................         6,140,617           (467,538)
DISTRIBUTIONS:
   Distributions from investment income.......................................        (2,899,806)        (6,229,467)
   Distributions in excess of net investment income...........................           (27,444)            --
   Return of capital distribution.............................................          (551,666)            --
   Distributions from net realized gain from investments......................           (24,556)            --
   CAPITAL SHARE TRANSACTIONS (Note 5)........................................       (64,787,531)       (23,248,833)
                                                                                     -----------        -----------
   Total decrease.............................................................       (62,150,386)       (29,945,838)
NET ASSETS:
   Beginning of year..........................................................       196,745,793        226,691,631
                                                                                     -----------        -----------
   End of year................................................................      $134,595,407       $196,745,793
                                                                                     ===========        ===========


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1997

---------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Cash
   Cash Flows From Operating Activities
     Net increase to net assets from operations ..................................................     $    6,140,617
     Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
       Purchase of investment securities .........................................................     (1,574,433,817)
       Proceeds on sale of securities ............................................................      1,659,325,144
       Decrease in interest receivable ...........................................................          2,324,155
       Decrease in accrued expenses ..............................................................           (391,142)
       Net accretion of discount on securities ...................................................           (111,800)
       Net realized loss:
         Investments .............................................................................          2,367,322
       Unrealized appreciation on securities  ....................................................         (5,608,133)
                                                                                                        -------------
           Net cash provided by operating activities .............................................         89,612,346
                                                                                                        -------------
   Cash Flows From Financing Activities:*
       Increase in notes payable .................................................................         36,846,239
       Proceeds on shares sold ...................................................................      2,222,770,042
       Payment on shares repurchased .............................................................     (2,348,578,756)
       Cash dividends paid .......................................................................           (649,871)
                                                                                                        -------------
           Net cash used in financing activities .................................................        (89,612,346)
                                                                                                        -------------
           Net decrease in cash ..................................................................                  0
   Cash at beginning of year .....................................................................                  0
                                                                                                        -------------
   Cash at end of year ...........................................................................      $           0
                                                                                                        =============

--------------
  *Non-cash financing  activities not included herein consist of reinvestment of dividends  of  $3,233,013.
   Cash  payments  for  interest   expense  totaled $1,672,606.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                        Type o  Rating oo     Value
     --------                                 -----                                            ----    -----         -----
   $ 1,000,000##  Amherst NY Industrial Development Agency Lease Rev, SurfaceRink Complex,
                     LOC Keyhawk, 5.65%, 10/01/22............................................  FCLT    A          $ 1,015,360
     1,000,000    Metropolitan Transit Authority NY Commuter Facilities Rev, Series C-1,
                     FGIC Insured 5.375%, 07/01/27...........................................  FCLT    AAA          1,011,120
       300,000    Metropolitan Transit Authority NY Transportation Facilities Rev SVC Contract
                     Series 8 5.375%, 07/01/21...............................................  FCLT    A-             300,000
    14,600,000x## New York Inverse Floating Rate Notes*......................................  INLT    A-          14,618,104
       500,000    New York NY Series B, 5.25%,0 8/01/15......................................  FCLT    A-             495,445
     5,290,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 04/01/08...................  FCSI    Aaa          5,402,042
     5,925,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 10/01/08...................  FCSI    Aaa          6,046,463
     2,200,000x## New York City, IDA, Imclone Systems Inc Project AMT 11.25%, 07/01/04.......  FCSI    NR           2,296,404
     2,000,000    New York City, IDA, Brooklyn Navy Yard Cogen Partners AMT 5.75%, 10/01/36 .  FCLT    Baa3         2,017,800
     6,700,000    New York City, MWFA, Water &Sewer Systems Rev Residual Int Tr Rcpts,
                     Series 29, FGIC Insured, 6.562%, 06/15/30...............................  LRIB    Aaa          6,497,258
     1,030,000    New York City, IDA, Civic Facilities Rev, Anti-Defamation League Foundation
                     Ser A, MBIA Insured,  5.375%, 06/01/27..................................  FCLT    Aaa          1,042,226
     3,500,000##  New York City, IDA, Special Facilities Rev, United Airlines Inc. Project,
                     AMT, 5.65%, 10/01/32....................................................  FCLT    Baa3         3,538,605
     4,970,000##  New York State, DAR, City University Systems Series C 5.00%, 07/01/17 .....  FCLT    Baa1         4,784,270
       850,000    New York State, DAR, City University Series F, FGIC TCRS Insured,
                     5.00%, 07/01/20.........................................................  FCLT    Aaa            827,611
     7,550,000##  New York State, DAR, Court Facilities Lease Series A  5.25%, 05/15/21 .....  FCLT    Baa1         7,419,838
     1,000,000    New York State, DAR, Nursing Home FHA, Rosalind &Joseph Gurwin
                     Jewish Geriatric, AMBAC Insured 5.70%, 02/01/37.........................  FCLT    Aaa          1,023,890
     1,650,000    New York State, DAR, St. Vincent DePaul Residence, LOC Allied Banks PLC,
                     5.30%, 07/01/18.........................................................  FCLT    Aa3          1,639,803
     4,500,000##  New York State, DAR, City University System Residual Int Tr Recpts 27,
                     MBIA Insured, Liquidity The Bank of New York, 8.22%, 07/01/24...........  LRIB    Aaa          4,949,055
    13,460,000##  New York State, DAR, City University System Residual Int Tr Recpts 28,
                     AMBAC Insured, Liquidity The Bank of New York, 7.63%, 07/01/25..........  LRIB    Aaa         14,170,553
     2,510,000    New York State, DAR, Vassar Brothers Hospital, FSA Insured 5.375%, 07/01/25  FCLT    Aaa          2,525,462
     5,000,000    New York State, DAR, Mental Health Services Facilities Improvement
                     Series D, FSA Insured, 5.125%, 08/15/27.................................  FCLT    AAA          4,909,950
     7,500,000##  New York State, DAR, FHA, St Barnabas Hospital AMBAC Insured
                     5.45%, 08/01/35.........................................................  FCLT    Aaa          7,565,700
       750,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.45%, 08/01/27.........................................................  FCLT    Aaa            755,730
     1,000,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.50%, 08/01/37.........................................................  FCLT    Aaa          1,009,340
    42,000,000    New York State, DAR, FHA, Presbyterian Hospital Series A AMBAC Insured
                     0.00%, 08/15/36.........................................................  FCLT    Aaa          5,404,560
     2,000,000    New York State, DAR, FHA, Highland Hospital Rochester Series A,
                     MBIA Insured, 5.45%, 08/01/37...........................................  FCLT    Aaa          2,008,680
     1,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/11....................................  FCLT    Aaa          1,009,710
     2,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/12....................................  FCLT    Aaa          2,016,160


NEW YORK MUNI FUND

December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                            Type o  Rating oo     Value
     --------                                 -----                                                ----    -----         -----
   $ 4,040,000    New York State, HFA, Service Contract Obligation Rev Series C, 5.50%, 03/15/25.  FCLT    Baa1       $  4,064,644
     5,000,000##  New York State, MCFFA, HFA, Rev, Presbyterian Hospital
                     MBIA-IBC Insured 5.375%, 02/15/25...........................................  FCLT    Aaa           5,045,500
     9,805,000x# ##  Niagara County NY, IDA Falls Street Faire Project AMT, 10.00% 09/01/06
                     (see Note 4 to Financial Statements)........................................  FCSI    NR            3,509,700
     5,870,000x#  ## Niagara Falls NY, URA, Old Falls Street Improvement Project, 11.00% 05/01/09
                     (see Note 4 to Financial Statements).............................. .........  FCSI    NR            2,101,167
     1,760,000    Syracuse NY, IDA, Civic Facilities Rev, Crouse Health Hospital Project,
                     Series A 5.375%, 01/01/23...................................................  FCLT    BBB           1,715,124
                                                                                                                      ------------
                             Total Investments (Cost $127,411,133 @).............................                     $122,737,274
                                                                                                                      ============

  * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or value of an index. Rates shown are at December 31, 1997.
 ** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
  @ Cost for Federal income tax purposes is $127,989,424.
  # The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using  methods  the Director's  believe  reflect  fair  value.  See  Note  4  to  the  financial statements.
 ## $82,462,761  market value of securities are  segregated  in whole or in part as collateral securing a line of credit.
  x The Fund owns 100% of the security and therefore there is no  trading  in  the  security.   See  Note  4  to  the  financial
    statements.

Legend
       oType   FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term
   ooRatings   If a security has a split rating the highest applicable rating is used,  including  published ratings on identical credits for individual securities not individually rated.
               NR--Not Rated
    ooolssue   AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HDA         Housing Development Agency
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MTA         Metropolitan Transit Authority
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------------------------------------------------------------------

1.Significant Accounting Policies

     New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

          Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

          Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

          Federal  Income  Taxes--It  is the  Fund's  policy to comply  with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

          Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of
     Directors. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

          General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized loss as incurred.

          Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

2.Investment Advisory Fees and Other Transactions with Affiliates

     Management Agreement
     Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager has voluntarily agreed to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1997 due to the expense limitation. See Note 8.

     SEC Administrative Action Against Manager
     On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Directors. A hearing has been scheduled with an admninistrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

     Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see Note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of the Fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the Fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. $219,300 of the proceeds from the reimbursement have been included in the realized gain on investments and $40,700 have been included as an expense reimbursement in the accompanying financial statements. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

     Distribution Plan and Service Agreement
     Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

     Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $307,200 for the year ended December 31, 1997.

     NASD Sanctions and Fines
     On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 amounted to $260,717.

3.Directors' Fees

     All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Directors also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4.Complex Securities, Concentrations of Credit Risk, and Investment Transactions

     Inverse Floating Rate Notes (IFRN):
     The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

     Concentration of Credit Risk and Transactions in Defaulted Bonds:
     The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

     The Fund, through its investment banker and manager, negotiated the sale of the Falls Street Station project. The net proceeds received on the sale of approximately $2,800,000 were accounted for as a pro rata recovery of principal of each of the bonds. The remaining principal value of the Fall Street Station IDA Bond of approximately $3,887,000 was charged to realized loss on investments.

     The remaining two securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $5,610,867 (35.8% to their aggregate face value of $15,675,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1997. Legal, investment banking, and other restructuring costs charged to realized loss totaled approximately $153,000 for the year ended December 31, 1997 ($1,640,000 cumulatively from October 6, 1992 to December 31, 1997). The Fund through its investment banker, engaged a property manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Project. Net operating expenses related to the Projects for the year ended December 31, 1997 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1997 totaled approximately $684,629

     Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $33,973,880 (25% of net assets) at December 31, 1997.

     Other Investment Transactions:
     During the year ended December 31, 1997,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $554,177,076   and
$647,162,806, respectively.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     As of December 31, 1997 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $5,252,150 composed of unrealized appreciation of $4,320,774 and unrealized depreciation of $9,572,924.

     The Fund has capital loss carryforwards available to offset future capital gains as follows:
                                   Amount               Expiration
                                   ------               ----------
                                 $18,503,000         December 31, 2002
                                   3,430,000         December 31, 2004
                                   2,214,000         December 31, 2005
                                 -----------
                                 $24,147,000
                                 ===========

5.Capital Stock

    As of December 31, 1997 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:


                                                     Year Ended                              Year Ended
                                                  December 31, 1997                       December 31, 1996
                                             --------------------------              --------------------------
                                             Shares             Amount               Shares             Amount
                                          ------------       ------------         ------------       ------------
Shares sold.........................     2,692,167,470      $2,280,916,160       3,704,110,578      $3,314,430,819
Shares issued on reinvestment
of dividends........................         3,788,810           3,223,013           5,501,544           4,939,206
Shares redeemed ....................    (2,765,077,644)     (2,348,926,704)     (3,714,943,217)     (3,342,618,858)
                                        --------------      --------------      --------------      --------------
Net (decrease) .....................       (69,121,364)     $  (64,787,531)         (5,331,095)     $  (23,248,833)
                                        ==============      ==============      ==============      ==============

6.Line of Credit

     The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $38,177,582 was outstanding at December 31, 1997.

    The maximum month end and the average borrowings outstanding during the year ended December 31, 1997 were $82,500,000 and $20,630,505, respectively.

7. Agreement and Plan of Reorganization

     On July 15, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

     The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

     A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

     At its March 25, 1998 Board of Directors' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $50,230. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    FSC waived fees in the amount of $51,200 in 1998. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Independent Directors have instructed the Manager to escrow the full amount incurred by the Fund of approximately $50,230.

9. Selected Financial Information


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .......................     $0.87       $0.98      $0.88      $1.18       $1.21
                                                               -----       -----      -----      -----       -----
Income from investment operations:
Net investment income ....................................      .021        .035        .035       .056        .065
Net realized and unrealized gains (losses)
on investments ...........................................      (.009)      (.110)      .101      (.290)       .082
                                                                ----       -----      -----      -----       -----
Total from investment operations .........................      .012        (.075)      .136      (.234)       .147
                                                               -----       -----      -----      -----       -----
Less Distributions:
Dividends from net investment income .....................      (.019)      (.035)     (.035)     (.056)      (.065)
Return of capital distributions...........................      (.003)        --         --          --         --
Dividends from net realized gains ........................        --          --       (.001)     (.010)      (.112)
                                                               -----       -----      -----      -----       -----
Total distributions ......................................      (.022)      (.035)     (.036)     (.066)      (.177)
                                                               -----       -----      -----      -----       -----
Net Asset Value, End of Year .............................     $0.86       $0.87      $0.98      $0.88       $1.18
                                                               =====       =====      =====      =====       =====
Total Return .............................................      1.46%      (7.73%)    15.67%    (20.47%)     12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ............................  $134,595    $196,746    $226,692   $212,665   $275,552
Ratios to Average Net Assets:
Interest expense .........................................      1.10%       2.11%       2.09%      1.59%        .61%
Operating expenses .......................................      2.64%       1.66%       1.55%      1.62%       1.44%
                                                                -----       -----      -----       -----       -----
Total expenses ...........................................      3.74%+      3.77%       3.64%      3.21%       2.05%
                                                                =====       =====      =====       =====       =====
Net investment income ....................................      2.23%+      3.89%       3.81%      5.34%       5.20%
Portfolio turnover rate ..................................    399.38%     347.44%     347.50%    289.69%     404.05%


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
BANK LOANS
Amount outstanding at end of year (000 omitted) ..........    $38,178      $1,200     $64,575    $20,000     $20,873
Average amount of bank loans outstanding during the year
(000 omitted) ............................................    $20,631     $49,448     $49,603    $54,479     $24,100
Average number of shares outstanding during the year
(000 omitted) ............................................    153,535     178,456     191,692    206,323     184,664
Average amount of debt per share during the year .........    $  .134    $   .277    $   .259     $ .264      $ .131


+These  ratios  are  after  expense  reimbursement  of .03% for the  year  ended December 31, 1997.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
New York Muni Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund as of December 31, 1997 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.


S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

THE CALIFORNIA MUNI FUND

(LEFT COLUMN)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------
ASSETS
  Investment in securities
    at value (cost $8,917,684) .................  $ 9,183,831
  Interest receivable ..........................      252,201
  Receivable for fund shares sold ..............    4,962,106
                                                  -----------
              Total assets .....................   14,398,138
                                                  -----------
LIABILITIES
  Loans (Note 6) ...............................      503,018
  Dividend Payable .............................       10,223
  Accrued expenses .............................       52,893
                                                  -----------
              Total liabilities ................      566,134
                                                  -----------
NET ASSETS consisting of:
  Accumulated net realized gain ...  $   220,789
  Unrealized appreciation of
    securities ....................      266,147
  Paid-in-capital applicable to
    1,672,917 shares of beneficial
    interest (Note 4) .............   13,345,068
                                      ----------  -----------
                                                  $13,832,004
                                                  ===========

NET ASSET VALUE PER SHARE                               $8.27
                                                        =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ..................              $1,009,193
EXPENSES (Notes 2 and 3)
  Management fee ................... $63,726
  Custodian and accounting fees ....  60,460
  Transfer agent fees ..............  38,033
  Professional fees ................ 144,918
  Printing and postage .............  16,886
  Interest .........................  53,011
  Distribution expenses ............  44,731
  Trustees' fees ...................  10,471
                                     -------
               Total expenses ...... 432,236
               Less: Expenses reim-
                 bursed by manager .  (3,296)
               Net expenses ........ -------         428,940
                                                  ----------
               Net investment income                 580,253
                                                  ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments .                 493,308
  Unrealized appreciation of
    investments for the year .......                 374,518
                                                  ----------
             Net gain on investments                 867,826
                                                  ----------
NET INCREASE IN NET ASSETS FROM
OPERATIONS .........................              $1,448,079
                                                  ==========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                        December 31,      December 31,
                                                                            1997              1996
                                                                        ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................................ $   580,253      $   694,929
  Net realized gain on investments .....................................     493,308          100,733
  Unrealized appreciation (depreciation) of investments for the year ...     374,518         (876,013)
                                                                         -----------      -----------
      Net increase (decrease) in net assets from operations ............   1,448,079          (80,351)
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ................................................    (580,253)        (694,929)
CAPITAL SHARE TRANSACTIONS (Note 4) ....................................  (3,287,401)       4,404,527
                                                                         -----------      -----------
          Total increase (decrease) ....................................  (2,419,575)       3,629,247
NET ASSETS:
  Beginning of year ....................................................  16,251,579       12,622,332
                                                                         -----------      -----------
  End of year .......................................................... $13,832,004      $16,251,579
                                                                         ===========      ===========

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
--------------------------------------------------------------------------------

  Increase (Decrease) in Cash
  Cash Flows From Operating Activities
    Net increase to net assets from operations ................... $  1,448,079
    Adjustments to reconcile net increase in net assets from
      operations to net cash provided by operating activities:
      Purchase of investment securities .......................... (128,371,610)
      Proceeds on sale of securities .............................  136,362,253
      Increase in interest receivable ............................       (5,768)
      Decrease in accrued expenses ...............................      (81,857)
      Net accretion of discount on securities ....................     (135,229)
      Net realized gain:
        Investments ..............................................     (493,308)
    Unrealized appreciation on securities ........................     (374,518)
                                                                   ------------
           Net cash provided by operating activities .............    8,348,042
                                                                   ------------
  Cash Flows From Financing Activities:*
      Increase in notes payable ..................................      503,018
      Proceeds on shares sold ....................................  251,745,912
      Payment on shares repurchased .............................. (260,415,184)
      Cash dividends paid ........................................     (195,278)
                                                                   ------------
           Net cash used in financing activities .................   (8,361,532)
                                                                   ------------
           Net decrease in cash ..................................      (13,490)
  Cash at beginning of year ......................................       13,490
                                                                   ------------
  Cash at end of year ............................................ $          0
                                                                   ============
-----------
  *Non-cash financing activities not included herein consist of reinvestment of dividends of $419,765.
   Cash payments for interest expense totaled $57,087.

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
$  100,000(DD)    Arvin, Development Corporation, COP, RB, 8.75%, 9/01/18 .............  FCLT     NR       $   24,505

   200,000        Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.32%, 6/01/15 .........  LRIB     AAA         209,428

   100,000        CSAC Finance Corp, COP, Sutter County Health Facilities Project,
                    7.80%, 1/01/21 ....................................................  FCLT     Baa1        102,158

    70,000        California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                    5.70%, 8/01/10 ....................................................  FCSI     Aaa          74,163
   300,000+       California Statewide Communities Development Authority, Cedars
                    Sinai Medical Project, COP, RB, IFRN*, 6.97%, 11/01/15 ............  LRIB     A1          290,166

   300,000        East Bay, Wastewater System Project, RB, Refunding, AMBAC
                    Insured, IFRN*, 6.87%, 6/01/20 ....................................  LRIB     AAA         312,108

   220,000        Hawthorne, CRA, TAR, 6.75%, 9/01/24 .................................  FCLT     Baa         240,933

   170,000        Lake Elsinore, USD, Refunding, COP, 6.90%, 2/01/20 ..................  FCLT     BBB         187,299

    10,000        Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 ......................  FCLT     A            10,200

 1,505,192        Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/01/29 ..........  FCLT     NR        1,112,291

    35,000        Modesto, Valley Oak Project, RB, 10.60%, 5/01/09 ....................  FCSI     NR           35,792

   250,000        Northern California Power Agency, Multiple Capital Facilities, RB,
                    MBIA Insured, IFRN*, 8.76%, 8/01/25 ...............................  LRIB     AAA         293,040

   250,000        Northern California Transmission Agency, CA-ORE Transmission
                    Project, RB, MBIA Insured, IFRN*, 6.81%, 4/29/24 ..................  LRIB     AAA         254,042

   500,000        Orange County Airport, RB, Refunding, MBIA Insured, 5.625%,
                    7/01/12 ...........................................................  FCLT     Aaa         526,415

   250,000+       Orange County, LTA, RB, IFRN*, 8.01%, 2/14/11 .......................  LRIB     AA          297,597

   250,000        Orange County, LTA, RB, IFRN*, 7.81%, 2/14/11 .......................  LRIB     AAA         289,027

   185,000        Panoche, Water District, COP, 7.50%, 12/01/08 .......................  FCSI     BBB         199,776

   250,000        Rancho, Water District Financing Authority, RB, Prerefunded @
                    104, AMBAC Insured, IFRN*, 8.82%, 8/17/21 .........................  LRIB     AAA         301,443

   250,000        Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                    7.20%, 6/01/19 ....................................................  LRIB     AAA         264,078

   175,000        Riverside, HFA, Riverside Apartment Project, RB, 7.87%, 11/01/19 ....  FCLT     BB-         178,896

   500,000        San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.38%,
                    7/01/16 ...........................................................  INLT     AAA         531,045

   900,000        San Bernardino,  COP, Series PA38, MBIA Insured, IFRN*,
                    11.92%, 7/01/16, Rule 144A Security (restricted as to resale
                    except to qualified institutions) .................................  LRIB     NR        1,021,995

   200,000        San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.09%,
                    4/22/09 ...........................................................  LRIB     AAA         240,624

 1,440,000x       San Jose, CRA, Series PA-38, TAB, MBIA Insured, IFRN*, 5.83%,
                    8/01/16, Rule 144A Security (restricted as to resale except to
                    qualified institutions) ...........................................  LRIB     AAA       1,471,306

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
 $ 250,000        Southern California Public Power Authority, FGIC Isured, IFRN*,
                    6.62%, 7/01/17 ....................................................  LRIB     AAA      $  248,070

    55,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/01/28 .......  FCLT     AAA          59,388

    30,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.30%,
                    12/01/28 ..........................................................  FCLT     AAA          32,358

   250,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E, 6.40%,
                    12/01/28 ..........................................................  FCLT     AAA         271,518

   100,000        Upland, HFA, RB, 7.85%, 7/01/20 .....................................  FCLT     BBB         104,170
                                                                                                          -----------
                          Total Investments (Cost $8,917,684#) ........................                   $ 9,183,831
                                                                                                          ===========

    *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

    #Cost is the same for Federal income tax purposes.

    xThe Fund owns 100% of the security and therefore there is no trading in the security.

 (DD)Denotes non-income producing security: Security is in default. +Segregated, in whole or part, a collateral securing a line of credit.

                                     Legend
(LEFT COLUMN)

oType      FCLT     -Fixed Coupon Long Term
           FCSI     -Fixed Coupon Short or Intermediate Term
           LRIB     -Residual Interest Bond Long Term
           INLT     -Indexed Inverse Floating Rate Bond Long Term

ooRatings           If a security has a split rating the highest applicable
                    rating is used, including published ratings on identicial
                    credits for individual securities not individually rated.
                    Ratings are unaudited.
           NR       -Not Rated

oooIssue   AMBAC    American Municipal Bond Assurance Corporation
           AMT      Alternative Minimum Tax
           CAB      Capital Appreciation Bond
           CGIC     Capital Guaranty Insurance Company

(RIGHT COLUMN)

         COP      Certificate of Participation
         CRA      California Redevelopment Agency
         FGIC     Financial Guaranty Insurance Corporation
         FNMA     Federal National Mortgage Association
         FSA      Financial Security Assurance, Inc.
         GNMA     Government National Mortgage Association
         HFA      Housing Finance Authority
         LTA      Local Transportation Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         MFH      Multi Family Housing
         PFA      Public Financing Authority
         RB       Revenue Bond
         TAB      Tax Allocation Bond
         TAR      Tax Allocation Refunding
         USD      Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The Fund employs leverage in attempting to achieve its objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

(RIGHT COLUMN)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Action Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been sched-

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

uled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The affiliated fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the
Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Distribution Plan and Service Agreement
    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.


(RIGHT COLUMN)

    Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations of which approximately $39,200 was paid to FSC.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which terminated on September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 aggregated $28,066.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,345,068. Transactions in shares were as follows:

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)


                         Year Ended                        Year Ended
                     December 31, 1997                 December 31, 1996
                     -----------------                 -----------------
                  Shares           Amount           Shares           Amount
                  ------           ------           ------           ------
Shares sold     32,632,214      $256,708,018      29,177,580      $234,552,576

Shares issued
  on
  reinvest-
  ment of
  dividends         51,101           419,765          58,802           472,727

Shares
  redeemed     (33,097,092)     (260,415,184)    (28,566,533)     (230,620,776)
               -----------      ------------     -----------      ------------

Net increase
  (decrease)      (413,777)       (3,287,401)        669,849      $  4,404,527
                  ========        ==========         =======      ============


5. Complex Securities and Investment
   Transactions

Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

Investment Transactions:
    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $9,050,450 and $13,516,911, respectively.

    As of December 31, 1997 the net unrealized appreciation of portfolio securities amounted to $266,147 composed of unrealized appreciation of $744,806 and unrealized depreciation of $478,659.


(RIGHT COLUMN)

6. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the year ended December 1997, were $2,000,000 and $664,000, respectively.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $4,000. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $4,000 as of April 30, 1998.


9. Selected Financial Information

                                                                            Years Ended December 31,
                                                                -----------------------------------------------
                                                                1997        1996       1995      1994      1993
                                                                ----        ----       ----      ----      ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .........................   $ 7.79      $ 8.91     $ 7.10    $ 9.49    $ 8.81
                                                               -------     -------    -------   -------   -------
Income from investment operations:
Net investment income ......................................      .376        .409       .419      .553      .563

Net realized and unrealized gains (losses)
  on investments ...........................................      .480      (1.120)     1.810    (2.390)     .876
                                                               -------     -------    -------   -------   -------
       Total from investment operations ....................      .856       (.711)     2.229    (1.837)    1.439
                                                               -------     -------    -------   -------   -------
Less Distributions:
Dividends from net investment income .......................     (.376)      (.409)     (.419)    (.553)    (.563)

Dividends from net realized gains ..........................       -           -          -         -       (.196)
                                                               -------     -------    -------   -------   -------
Total distributions ........................................     (.376)      (.409)     (.419)    (.553)    (.759)
                                                               -------     -------    -------   -------   -------
Net Asset Value, End of Year ...............................   $ 8.27      $ 7.79     $ 8.91    $ 7.10    $ 9.49
                                                               =======     =======    =======   =======   =======
Total Return ...............................................    11.33%      (8.01%)    32.02%   (19.89%)   16.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ..............................    13,832      16,252     12,622    10,558    16,280

Ratios to Average Net Assets:
  Interest expense .........................................       .42        .45%        .39%     .98%      .39%
  Operating expenses .......................................      2.95*      2.81%       2.81%    2.50%     1.77%*
                                                               -------     -------    -------   -------   -------
       Total expenses ......................................      3.37*      3.26%       3.20%    3.48%     2.16%*
                                                               =======     =======    =======   =======   =======
       Net investment income ...............................     4.55%*      4.88%       5.02%    6.80%     6.04%*
Portfolio turnover rate ....................................    70.86%      89.83%      53.27%   15.88%    51.26%

BANK LOANS
Amount outstanding at end of year (000 omitted) ............     $ 503       $   0       $   0   $1,292    $3,714

Average amount of bank loans outstanding during the year
  (000 omitted) ............................................     $ 664       $ 823       $ 642   $1,620     $ 958

Average number of shares outstanding during the year
  (000 omitted) ............................................     1,609       1,768       1,635    1,711     1,517

Average amount of debt per share during the year ...........    $  .41      $  .47      $  .39    $ .95     $ .63

*These ratios are after expense  reimbursement  of .03%, and .50% for the years ended December 31, 1997 and 1993.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1997, the results of its operations, cash flows, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Cash ............................................   $ 1,776,944

  Investment in securities at value
    (cost $75,869,410) ............................    75,869,410

  Receivables:
    Fund shares sold ..............................       135,853

    Interest ......................................       270,975
                                                      -----------
            Total assets ..........................    78,053,182
                                                      -----------
LIABILITIES
  Payables:
    Investment securities purchased ...............     1,103,151
    Fund shares redeemed ..........................    63,627,947
    Dividends .....................................         9,321
    Due to advisor ................................        10,866

  Accrued expenses ................................        38,729
                                                      -----------
            Total liabilities .....................    64,790,014
                                                      -----------
NET ASSETS equivalent to $1.00 per share on
 13,270,069 shares of beneficial interest
 outstanding (Note 4) .............................   $13,263,168
                                                      ===========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...................                  $1,729,572

EXPENSES (Notes 2 and 3)
  Investment advisory fees ..........$245,844
  Custodian and accounting fees .....  41,002
  Transfer agent fees ...............  84,687
  Trustees' fees ....................  10,041
  Professional fees .................  88,996
  Distribution fees ................. 245,844
  Postage and printing ..............  22,506
  Other .............................  12,291
                                     --------
            Total expenses .......... 751,211

Less:
  Expenses paid indirectly (Note 6) . (41,002)
  Expenses reimbursed by Manager ....  (5,982)
                                     --------
            Net expenses ............                     704,227
                                                       ----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                           $1,025,345
                                                       ----------


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................... $ 1,025,345      $ 1,161,235
                                                   -----------      -----------
       Net increase in net assets from operations.   1,025,345        1,161,235

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..............................  (1,025,345)      (1,161,235)
CAPITAL SHARE TRANSACTIONS (Note 4) ..............   8,642,404       (6,629,783)
                                                   -----------      -----------
       Total (decrease) increase .................   8,642,404       (6,629,783)

NET ASSETS
  Beginning of year ..............................   4,620,764       11,250,547
                                                   -----------      -----------
  End of year .................................... $13,263,168      $ 4,620,764
                                                   ===========      ===========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----
$2,700,000        Ascension Parish, LA, PCR, BASF Wyandote Corp, LOC Bank of Tokyo,
                    VRDN*, 5.10%, 12/01/15 .....................................................  $2,700,000

 1,500,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 5th Series, 5.00%, 7/01/24 ..................................   1,500,000

 4,000,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 4th Series, 5.00%, 9/01/25 ..................................   4,000,000

 2,800,000        Columbia AL, IDB, PCR Alabama Power Co. Project, VRDN*, Series D, 5.00%,
                    10/01/22 ...................................................................   2,800,000

    75,000        Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Marine
                    Midland Bank, 3.85%, 12/01/09 ..............................................      75,000

   200,000        Delaware County, PA, SWDF, Scott Paper Project, Kimberly-Clark Corp
                   Guaranty, VRDN*, 3.65%, 12/01/18 ............................................     200,000

   200,000        Fulton County, GA, PCR, General Motors Project, VRDN*, 3.90%, 4/01/10 ........     200,000

   200,000        Garfield County, OK, PCR, Oklahoma Gas & Electric Co. Project A, VRDN*,
                    3.75%, 1/01/25 .............................................................     200,000

   125,000        Genesee County, NY, IDR, Orcon Industries, AMT, LOC Fleet Bank, VRDN*,
                    4.50%,12/01/98 .............................................................     125,000

   300,000        Illinois Educational Facility Authority, RB, Art Institute of Chicago, Northern
                    Trust Liquidity, VRDN*, 3.85%, 3/01/27 .....................................     300,000

   300,000        Illinois HFAR, Franciscan Sisters Project, LOC Toronto Dominion Bank,
                    VRDN*, 3.65%, 9/01/15 ......................................................     300,000

 2,000,000        Illinois HFAR, Healthcorp Affiliates Project, LOC Raborbank Nederland,
                    VRDN*, 4.05%, 11/01/20 .....................................................   2,000,000

 2,855,000        Jackson County, Miss., PCR, Chevron Corp. Project, VRDN*, 5.00%,
                    12/01/16 ...................................................................   2,855,000

 3,700,000        Los Angeles, CA, Regional Airports Improvement Corp, LOC Societe
                    Generale, VRDN*, 5.00%, 12/01/25 ...........................................   3,700,000

   200,000        McIntosh, AL, PCR, Ciba Geigy Project, LOC Swiss Bank Corp. VRDN*,
                    3.65%, 12/01/03 ............................................................     200,000

 5,000,000        Midland County, MI, Economic Development Corp, Dow Chemical Project B,
                    AMT, VRDN*, 5.00%, 12/01/15 ................................................   5,000,000

   300,000        Missouri, PCR, Monsanto Project, VRDN*, 3.70%, 2/01/09 .......................     300,000

   200,000        Missouri, Third Street Building Project, SPA First Chicago, VRDN*, 3.90%,
                    8/01/99 ....................................................................     200,000

   300,000        Montgomery, AL, Baptist Medical Center, Special Care Facilities Financing
                    Authority, Series H, AMBAC Insured, VRDN*, 3.70%, 12/01/30 .................     300,000

   200,000        Nebraska Higher Education Loan Program, SPA, SLMA, MBIA Insured,
                    VRDN*, 3.65%, 12/01/15 .....................................................     200,000

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----

$ 5,100,000       New York City, NY, GO, LOC Chase Manhattan Bank, VRDN*, 5.00%, 8/01/23 ......   $5,100,000

  2,500,000       New York City, NY, GO, Landesbank Hessen Liquidity, VRDN*, 3.60%, 2/15/20 ...    2,500,000

  4,000,000       New York City, NY, Municipal Water Finance Authority, Water & Sewer System
                    RB, TR Receipts Series 29, The Bank of New York Liquidity, VRDN*,
                    3.90%, 6/15/30 ............................................................    4,000,000

     40,000       New York City, NY, New PHA, 3.38%, 01/01/98 .................................       39,740

 10,700,000x      New York State, DAR, TRS 27, 3.95%, 7/01/24, City University, Floating Rate
                    Trust Receipts 27, MBIA Insured, Liquidity The Bank of New York ...........   10,700,000

  3,000,000       New York State Energy Research & Development Authority, PCR, New York,
                    State Electric & Gas Co., Series D, LOC Union Bank of Switzerland,
                    VRDN*, 5.00%, 10/01/29 ....................................................    3,000,000

  2,100,000       New York State, Job Development Authority, St. Gtd., Special Purpose Series
                    A-1 thru A-25, LOC Sumitomo Bank, VRDN*, 5.25%, 3/01/07 ...................    2,100,000

  5,200,000       Newport Beach CA, RB, Hoag Memorial Hospital Series B, SPA Bank of
                    America, 5.00%, 10/01/06 ..................................................    5,200,000

     50,000       North Little Rock, AR, New PHA, FGIC Insured, 3.25%, 6/01/98 ................       49,670

  1,100,000       Orange County, CA, Water District Project B, COP, LOC National
                    Westminister VRDN*, 4.85%, 8/15/15 ........................................    1,100,000

  4,000,000       Princeton, IN, PCR, PSI Energy, Inc., Proj., LOC Morgan Guaranty, VRDN*,
                    5.10%, 4/01/22 ............................................................    4,000,000

    125,000       Scioto County, OH, HFR, VHA, Central Capital Project, AMBAC Insured,
                    VRDN*, 3.70%, 12/01/25 ....................................................      125,000

  4,500,000       Sweetwater County, WY, PCR, Idaho Power Co. Project Series C, VRDN*,
                    5.10%, 7/15/26 ............................................................    4,500,000

  1,600,000       Uinta County, WY, PCR, Chevron Corp Project, VRDN*, 5.00%, 8/15/20 ..........    1,600,000

  4,500,000       Valdez, AK, Marine Term Revenue, Exxon Pipeline Co. Project A, VRDN*,
                    5.00%, 12/01/33 ...........................................................    4,500,000

    200,000       Wake County, NC, PCR, Carolina Power & Light Project, LOC Sumitomo
                    Bank, VRDN*, 4.15%, 10/01/15 ..............................................      200,000
                                                                                                 -----------
                  Total Investments (Cost $75,869,410) ........................................  $75,869,410
                                                                                                 ===========

 *Variable Rate Demand Notes (VRDN) are instruments  whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.

**Cost is the same for Federal income tax purposes.

 xThe Fund owns 100% of the security and therefore there is no trading in the security.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Legend

Issue    AMBAC    American Municipal Bond Assurance Corporation

         DAR      Dormitory Authority Revenue

         AMT      Alternative Minimum Tax

         GO       General Obligation

         ETM      Escrowed to Maturity

         HFAR     Health Facilities Authority Revenue

         HFR      Hospital Facilities Revenue

         IDB      Industrial Development Board

         IDR      Industrial Development Revenue

         LOC      Letter of Credit

         MBIA     Municipal Bond Insurance Assurance Corporation

         PCR      Pollution Control Revenue

         PHA      Public Housing Authority

         RB       Revenue Bond

         SLMA     Student Loan Marketing Association

         SPA      Stand By Bond Purchase Agreement

         SWDF     Solid Waste Disposal Facility

         TRANS    Tax Revenue Anticipation Notes

         TRS      Trust Receipt Series








                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. Each series is considered a separate entity for financial reporting and tax purposes. The Tax-Free Money Market Series (the Series) investment objective is to provide as high a level of current income exempt from federal income tax as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

    Valuation of Securities:

      Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

    Federal Income Taxes:

      It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions:

      The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General:

      Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the Tax-Free Money Market Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.5% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Proceeding Against the Manager

    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC), the Fund's Distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated series, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. The amounts paid under the plan compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc., (FSSI) an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI for the year ended December 31, 1997 amounted to $17,745.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,270,069. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                  Year ended        Year ended
                                                 December 31,      December 31,
                                                     1997              1996
                                               --------------    --------------
     Shares sold ..............................$2,566,332,934    $3,547,580,681

     Shares issued on reinvestment of dividends     1,048,578         1,042,865

     Shares redeemed ..........................(2,558,739,108)   (3,555,253,329)
                                               --------------        ----------
     Net (decrease) increase ..................$    8,642,404        (6,629,783)
                                               ==============        ==========


5. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities for $500,000. Borrowings under this agreement bear interest linked to the bank's prime rate. The Series had no borrowing under the line of credit agreement as of or during the year ended December 31, 1997.

6. Expenses Paid Indirectly

    The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $41,000 for the year ended December 31, 1997.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamentals' Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

9. Selected Financial Information


                                                                                   Years Ended December 31,
                                                              --------------------------------------------------------------
                                                              1997              1996      1995           1994           1993
                                                              ----              ----      ----           ----           ----
PER SHARE DATA AND RATIOS
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ........................  $1.00              $1.00     $1.00         $1.00          $1.00

Income from investment operations:
Net investment income .....................................   0.022              0.023     0.026         0.017          0.014

Less Distributions:
Dividends from net investment income ......................  (0.022)            (0.023)   (0.026)       (0.017)        (0.014)

Net Asset Value, End of Period ............................  $1.00              $1.00     $1.00         $1.00          $1.00

Total Return ..............................................   2.19%              2.28%     2.60%         1.69%          1.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) .....................  13,263              4,621    11,251         9,004          5,830

Ratios to Average Net Assets
    Expenses ..............................................   1.52%(D)(D) (D)    1.54%     1.53%(D)(D)   0.91%(D)        .95%(D)
    Net investment income .................................   2.10%              2.04%     2.43%         1.55%          1.25%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................................  $  -               $  218    $  -          $  451         $ 290

Average amount of bank loans outstanding during the period
  (000 omitted) ...........................................  $  -               $  -      $   41        $   53         $ 111

Average number of shares outstanding during the period
  (000 omitted) ...........................................  48,801             56,876    44,432        56,267        25,786

Average amount of debt per share during the period ........  $  -               $  -      $ .001        $ .001        $ .004


   (D)These ratios are after expense reimbursement of  .02%, .44% and .67%, for each of the years ended  December 31, 1997, 1994 and
      1993, respectively.

(D)(D)These ratios would have been 1.44%, 1.40% and 1.35% net of expense offsets of .08%, .14% and .18% for the years ended December
      31, 1997, 1996 and 1995, respectively.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-lncome Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Note 2 for information regarding regulatory proceedings and transactions with affiliates.

                                                            S I G N A T U R E

New York, New York
March 2, 1998, except for Note 8 as to which the date is March 25, 1998.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value (Note 5)
    (cost $2,739,553) ...................................  $2,832,290
  Interest receivable ...................................      40,346
  Receivable for fund shares sold .......................     463,520
                                                           ----------
               Total assets .............................   3,336,156
                                                           ----------
LIABILITIES
  Payable for investments purchased .....................     615,650
  Accrued expenses ......................................      11,735
  Bank overdraft payable ................................     452,313
  Dividend payable ......................................       1,233
  Payable for fund shares redeemed ......................         240
                                                           ----------
               Total liabilities ........................   1,081,171
                                                           ----------
NET ASSETS consisting of:
  Accumulated net realized
    loss ....................................  $ (158,714)
  Unrealized appreciation
    of securities ...........................      92,737
  Paid-in-capital applicable to
    299,472 shares of
    beneficial interest
    (Note 4) ................................   2,320,962
                                              -----------
                                                           $2,254,985
                                                           ==========
NET ASSET VALUE PER SHARE ...............................  $     7.53
                                                           ==========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ....................                 $140,428

EXPENSES (Notes 2 and 3)
  Investment advisory fees ........... $ 14,600
  Custodian and accounting fees ......   43,046
  Transfer agent fees ................    8,970
  Trustee fees .......................    2,413
  Distribution fees ..................    9,125
  Professional fees ..................   21,443
  Postage and printing ...............    8,077
  Other ..............................    3,583
                                       --------
         Total expenses ..............  111,257
  Less: Expenses waived or reimbursed
    by the manager and affiliates ....  (64,243)
                                       --------
         Net expenses ................                   47,014
                                                       --------
         Net investment income .......                   93,414

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments ...   17,891
Change in unrealized appreciation of
  investments for the year ...........  166,782
                                       --------
         Net gain on investments .....                  184,673
                                                       --------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS .........................                 $278,087
                                                       ========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------------------------------
                                                                                 1997             1996
INCREASE (DECREASE) IN NET ASSETS FROM:                                          ----             ----
OPERATIONS
  Net investment income ...................................................   $  93,414        $ 108,670
  Net realized gain on investments ........................................      17,891           22,294
  Unrealized (depreciation) appreciation of investments for the year ......     166,782          (22,733)
                                                                              ---------        ---------
         Net increase in net assets from operations .......................     278,087          108,231

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ...................................................     (93,414)        (108,670)

CAPITAL SHARE TRANSACTIONS (Note 4) .......................................     212,100          401,216
                                                                              ---------        ---------
         Total increase ...................................................     396,773          400,777

NET ASSETS:
  Beginning of year .......................................................   1,858,212        1,457,435
                                                                              ---------        ---------
  End of year .............................................................  $2,254,985       $1,858,212
                                                                             ==========       ==========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----

  $ 40,000        Allegheny County, PA, IDA, AFR, USAir Inc., 8.88%, 3/01/21 ................................$  40,782

    40,000        Brookhaven, NY, IDA, CFR, Dowling College, 6.75%, 3/01/23 .................................   42,730

   250,000        Colorado Health Facilities Authority, RHR, Liberty Heights Project, ETM, CAB, 7/15/24 .....   60,317

   100,000        Corona, CA, COP, Vista Hospital Systems Inc. 8.38%, 7/01/11 ...............................  109,361

   100,000        Escambia, FL, Housing Corporation, Royal Arms Project, Series B, 9.00%, 7/01/16 ...........  103,202

    70,000        Florence County, SC, IDA, RB, Stone Container Corp., 7.38%, 2/01/07 .......................   74,070

   500,000        Foothill / Eastern TCA, Toll Road Revenue, CAB, 1/01/26 ...................................  106,500

    25,000        Hildago County, TX, Health Services, Mission Hospital Inc Project, 6.88%, 8/15/26 .........   26,567

    50,000+       Illinois Development Financial Authority, Solid Waste Disposal, RB, Ford Heights Waste
                    Tire Project, 7.88%, 4/01/11 ............................................................   10,582

    45,000        Illinois Health Facilities Authority, Midwest Physician Group Ltd Project, RB, 8.13%,
                    11/15/19 ................................................................................   48,833

    35,000        Indianapolis, IN, RB, Robin Run Village Project, 7.63%, 10/01/22 ..........................   38,463

    50,000        Joplin, MO, IDA, Hospital Facilities Revenue, Tri State Osteopathic, 8.25%, 12/15/14 ......   53,674

    50,000        Los Angeles, CA, Regional Airport, Continental Airlines, AMT, 9.25%, 8/01/24 ..............   59,104

   630,000        Marengo County, AL, Port Authority Facilities, RB, CAB, Series A, 3/01/19 .................  141,252

    75,000        Maryland Economic Development Corporation, Nursing Facilities Mortgage RB,
                    Ravenwood Healthcare, Series A, 8.38%, 8/01/26 ..........................................   78,529

    85,000        Montgomery County, TX, Health Facilities Development Corp., The Woodlands Medical
                    Center, 8.85%, 8/15/14 ..................................................................   93,171

   100,000        New York City, NY, Municipal Water Finance Authority, Water & Sewer RB, TR Receipts
                    Series 29, 6.56%, 6/15/30 ...............................................................   96,974

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 27, MBIA Insured,
                    Liquidity The Bank of New York, 8.22%, 7/01/24 ..........................................  109,979

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 28, AMBAC Insured,
                    Liquidity The Bank of New York, 7.63%, 7/01/25 ..........................................  105,279

 5,000,000        New York State, DAR, CAB, FHA Presbyterian Hospital Series A, AMBAC Insured,
                    8/15/36 .................................................................................  643,400

   100,000#x      Niagara Falls, NY, URA, Old Falls Street Improvement Project, 11.00%, 5/01/09 .............   35,795

    50,000        Northeast, TX, Hospital Authority Revenue, Northeast Medical Center, 7.25%, 7/01/22 .......   57,455

    75,000        Perdido, FL, Housing Corporation, RB, Series B. 9.25%, 11/01/16 ...........................   75,787

    30,000        Philadelphia, PA, HEHA, Graduate Health Systems Project, 7.25%, 7/01/18 ...................   31,468

    60,000        Port Chester, NY, IDA, Nadal Industries Inc Project, 7.00%, 2/01/16 .......................   61,876

    75,000        San Antonio, TX, HFC, Multi Family Housing, RB, Agape Metro Housing Project, Series
                    A, 8.63%, 12/01/26 ......................................................................   75,989

    75,000        San Bernardino, CA, San Bernardino Community Hospital, RB, 7.88%, 12/01/19 ................   77,531

   100,000        San  Bernardino  County,  CA, COP,  Series PA-38,  MBIA Insured,  IFRN*, 11.92%, 7/01/16,
                    Rule 144A Security (restricted as to resale except to qualified institutions) ...........  113,555

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----
$ 35,000          San Joaquin Hills, CA, TCA, Toll Road Revenue, 7.00%, 1/01/30 ............................$   40,033

  60,000x         San Jose, CA,  Redevelopment  Agency, Tax Allocation Bonds, IFRN*, MBIA Insured,
                    5.83%,  8/01/16,  MBIA Insured,  Rule 144A Security  (restricted as to resale except to
                    qualified institutions) ................................................................   61,304

 150,000          Savannah, GA Economic Development Authority Revenue, ETM, CAB, 12/01/21 ..................   39,940

  45,000          Schuylkill County, PA, IDA Resouce Recovery, Schuylkill Energy Res Inc. AMT, 6.50%,
                    1/01/10 ................................................................................   46,040

  15,000(D)#      Troy, NY, IDA, Hudson River Project, 11.00%, 12/01/94 ....................................    6,150

  75,000(D) (D)(D)Villages at Castle Rock, CO, Metropolitan District #4, 8.50%, 6/01/31 ....................   39,138

  25,000          Wayne, MI, AFR, Northwest Airlines Inc. 6.75%, 12/01/15 ..................................   27,460
                                                                                                            ----------
                  Total Investments (Cost $2,739,553)** ....................................................$2,832,290
                                                                                                            ==========


    ** Cost is approximately the same for income tax purposes.

     * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

     # The value of this non-income producing security has been estimated by persons designated by the Fund's Board of
       Trustees using methods the Trustees believe reflect fair value. See note 5 to the financial statements.

     + Non-income producing security.

(D)(D) Security in default. Interest paid on cash flow basis. Rate shown as of December 31, 1997.

x The Fund or its affiliates owns 100% of the security and therefore there is no trading in the security.

Legend

o Issue  AFR      Airport Facilities Revenue
         AMBAC    American Municipal Bond Assurance Corporation
         AMT      Subject to Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         COP      Certificate of Participation
         CFR      Civic Facility Revenue
         DAR      Dorm Authority Revenue
         ETM      Escrowed to Maturity
         FHA      Federal Housing Authority
         HEHA     Higher Education and Health Authority
         HFC      Housing Finance Corporation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         RB       Revenue Bond
         RHR      Retirement Housing Revenue
         TCA      Transportation Corridor Agency
         URA      Urban Renewal Agency


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The High-Yield Municipal Bond Series (the Series) seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

Valuation of Securities: The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

Federal Income Taxes: It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

Distributions: The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager voluntarily waived fees and reimbursed expenses of $49,643 for the year ended December 31, 1997. See Note 7.

    SEC Administrative Action Against The Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC) the Funds distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees in the amount of $9,125 for the year ended December 31, 1997.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI amounted to $5,012.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $2,320,962. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ....................................    2,941,324    20,530,136     1,912,593      $12,834,095
Shares issued on reinvestment of dividends .....       11,426        79,995        11,925           80,347
Shares redeemed ................................   (2,924,097)  (20,398,031)   (1,859,933)     (12,513,226)
                                                   ----------   -----------    ----------      -----------
Net increase ...................................       28,653   $   212,100        64,585      $   401,216
                                                   ==========   ===========    ==========      ===========

5. Investment Transactions

    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $91,665 at December 31, 1997 (4.1% of net assets). As indicated in the Statement of Investments, the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $6,150 at December 31, 1997 has been estimated in good faith under methods determined by the Board of Trustees.

    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The Fund was party to an agreement whereby certain related bonds owned by an affiliate were to be subject to repayment under a debt assumption agreement. The agreement allowed the affiliate to allocate a portion of the debt services it receives to the URA Bond. In exchange the Fund forfeited certain rights it had as holder of the URA bond. The debt assumption was not completed and the timing and amount of debt service payments is uncertain. The value of this bond is $35,795, and is valued at 35.80% of face value at December 31, 1997 under methods determined by the Board of Trustees.

    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,982,245 and $2,610,195, respectively.

    As of December 31, 1997 net unrealized appreciation of portfolio securities amounted to $92,737, composed of unrealized appreciation of $225,341 and unrealized depreciation of $132,604.
    The Fund has capital loss carryforwards to offset future capital gains as follows:
                             Amount     Expiration
                            -------     ----------
                            $23,500     12/31/1998
                             22,200     12/31/1999
                             20,500     12/31/2000
                             54,300     12/31/2002
                             40,000     12/31/2003
                           --------
                           $160,500
                           ========

6. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

7. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 6.


8. Selected Financial Information

                                                                       Years Ended December 31,
                                                               -----------------------------------------
                                                               1997     1996     1995     1994      1993
PER SHARE OPERATING PERFORMANCE                                ----     ----     ----     ----      ----
  (for a share outstanding throughout the period)
Net asset value, beginning of period                           $6.86    $7.07    $5.92    $7.27     $7.30
                                                               -----    -----    -----    -----     -----
Income from investment operations:
  Net investment income                                         0.37     0.47     0.34     0.43      0.39
  Net realized and unrealized gains (losses) on investments     0.67    (0.21)    1.15     1.35)    (0.03)
                                                               -----    -----    -----    -----     -----
  Total from investment operations                              1.04     0.26     1.49    (0.92)     0.36
                                                               -----    -----    -----    -----     -----
Less distributions:
Dividends from net investment income                           (0.37)   (0.47)   (0.34)   (0.43)    (0.39)
                                                               -----    -----    -----    -----     -----
Net asset value, end of period                                 $7.53    $6.86    $7.07    $5.92     $7.27
                                                               =====    =====    =====    =====     =====

Total Return                                                  15.71%    4.05%   25.70%  (12.92%)    5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        2,255    1,858    1,457      979     1,087
Ratios to average net assets:
  Expenses*                                                    2.58%    2.49%    2.50%    2.50%     2.50%
  Net investment income*                                       5.12%    6.85%    5.15%    6.70%     5.40%
Portfolio turnover rate                                        3.79%  139.26%   43.51%   75.31%    84.89%

BANK LOANS
Amount outstanding at end of period (000 omitted)              $ -        228      379    $ -       $ -
Average amount of bank loans outstanding during the period
  (000 omitted)                                                $ -      $ -         61    $ -       $ -
Average  number of shares  outstanding  during the period
  (000 omitted)                                                  260      237      183      156       145
Average  amount of debt per share  during the period           $ -      $ -      $0.33    $ -       $ -

**These ratios are after expense reimbursements of 3.52%, 4.59%, 6.22%, 6.20% and 5.76%, for each of the years ended December 31, 1997, 1996, 1995, 1994 and 1993, respectively.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Note 2 for information regarding regulatory proceedings and transactions with affiliates.



New York, New York
March 2, 1998, except for Note 7 as to which the date is March 25, 1998.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
    (cost $13,023,839) (Notes 5 and 6)                         $15,023,792
  Receivables:
    Interest                                                        67,739
    Fund shares sold ................                                4,001
                                                               -----------
        Total assets ................                           15,095,532
                                                               -----------
LIABILITIES
  Loans .............................                              225,907
  Options written at value
    (premiums received $18,801)
    (Note 5) ........................                               10,625
  Securities sold subject to
    repurchase (Note 6) .............                            4,744,054
  Payables:
    Dividends declared ..............                               11,104
    Shares redeemed .................                                9,353
    Variation margin ................                               41,563
    Accrued expenses ................                               22,580
                                                               -----------
        Total liabilities ...........                            5,065,186
                                                               -----------
NET ASSETS consisting of:
  Accumulated net realized loss ..... $(17,833,560)
  Unrealized appreciation of
    securities ......................    1,999,953
  Unrealized appreciation of
    options written .................        8,176
  Unrealized depreciation of open
    future contracts ................     (103,270)
  Paid-in-capital applicable to
    7,116,688 shares of beneficial
    interest ........................   25,959,047
                                       -----------
                                                               $10,030,346
                                                               ===========
NET ASSET VALUE PER SHARE                                            $1.41
                                                                     =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income, net of $315,574
  of interest expense ......................                    $1,812,306

EXPENSES (Notes 2, 3 and 6)
  Investment advisory fees ................. $  88,681
  Custodian and accounting fees ............    61,165
  Transfer agent fees ......................    71,081
  Professional fees ........................   563,154
  Trustees' fees ...........................     5,458
  Printing and postage .....................     9,502
  Interest on bank borrowing ...............   324,872
  Distribution expenses ....................    29,560
  Other ....................................    14,012
                                             ---------
        Total expense ...................... 1,167,485

        Less: Expenses waived or
          reimbursed by the
          manager and affiliates ...........  (162,637)
                                             ---------
        Net expenses .......................                     1,004,848
                                                                ----------
        Net investment income ..............                       807,458
                                                                ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments ............................ 1,027,730
    Future and options on futures ..........  (956,715)             71,015
                                             ---------
  Change in unrealized appreciation
    (depreciation) of investments,
    options and futures contracts
    for the period:
      Investments ..........................    66,558
      Open option contracts
        written ............................      (312)
      Open futures contracts ...............  (339,726)           (273,480)
                                             ---------          ----------
  Net loss on investments ..................                      (202,465)
                                                                ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..........................                     $ 604,993
                                                                 =========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                                                Year Ended     Year Ended
                                                                                 December       December
                                                                                 31, 1997       31, 1996
                                                                                 --------       --------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ......................................................  $  807,458    $ 1,254,448
  Net realized gain on investments ...........................................      71,015        433,173
  Unrealized (depreciation) on investments, options and futures contracts ....    (273,480)    (1,070,217)
                                                                               -----------    -----------
           Net increase in net assets from operations ........................     604,993        617,404
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..........................................................    (807,458)    (1,254,448)
CAPITAL SHARE TRANSACTIONS (Note 4) ..........................................  (2,991,556)    (1,332,818)
                                                                               -----------    -----------
           Total decrease ....................................................  (3,194,021)    (1,969,862)
NET ASSETS
  Beginning of year ..........................................................  13,224,367     15,194,229
                                                                               -----------    -----------
  End of year ................................................................ $10,030,346    $13,224,367
                                                                               ===========    ===========


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES
    Net increase in net assets from operations ................................   $  604,993
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchase of investment securities .........................................   (2,228,044)
    Proceeds on sale of securities ............................................    8,312,593
    Premiums received for options written .....................................      633,904
    Premiums paid to close options written ....................................     (977,704)
    Decrease in interest receivable ...........................................       28,925
    Decrease in variation margin receivable ...................................      218,791
    Decrease in accrued expenses ..............................................      (93,909)
    Net accretion of discount on securities ...................................     (187,473)
    Net realized (gain) loss:
      Investments .............................................................   (1,027,730)
      Options written .........................................................      309,113
    Unrealized appreciation on securities and options written for the period ..      (66,246)
                                                                                  ----------
      Total adjustments .......................................................    4,922,220
                                                                                  ----------
      Net cash provided by operating activities ...............................    5,527,213
                                                                                  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:*
  Net repayments on sale of securities sold subject to repurchase .............   (1,617,934)
  Net borrowings of note payable ..............................................      (49,281)
  Proceeds on shares sold .....................................................      728,056
  Payment on shares  repurchased ..............................................   (4,356,318)
  Cash dividends paid .........................................................     (231,736)
                                                                                  ----------
      Net cash used in financing activities ...................................   (5,527,213)
                                                                                  ----------
      Net increase in cash ....................................................        0

CASH  AT  BEGINNING  OF YEAR ..................................................        0
                                                                                  ----------
CASH  AT END OF  YEAR .........................................................   $    0
                                                                                  ==========

*Non-cash financing activities not included herein consist of reinvestment of dividends of $642,058. Cash payments for interest expense totaled $333,352 for the period.


STATEMENT OF OPTIONS WRITTEN

December 31, 1997
---------------------------------------------------------------------------------------------
     Number of                                                     Expiration
     Contracts++                  Options Written                     Month          Value
     -----------                  ---------------                  ----------        -----
        40          U.S. Treasury Bonds, Call @ $123 ...........  February 1998     $10,625
                                                                                    -------
                                                                                    $10,625
                                                                                    =======

   ++Each contract represents $100,000 face value of U.S. Treasury Bond Futures.


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

         Principal        Interest         Maturity
          Amount           Rate o            Date          Value
          ------           ------            ----          -----

   United States Treasury Securities-49.03%
     United States Treasury Bonds
            85,000(2)       0.00% ZCS      11/15/03     $   60,395
         4,300,000(2)       0.00% PS       11/15/06      2,574,333
         3,500,000(5)       9.00%          11/15/18      4,731,566
                                                        ----------
                        (Cost $6,403,170)                7,366,294
                                                        ----------
   United States Agency Backed Securities-50.97%
     Federal Home Loan Mortgage Corporation
           843,718(1)       9.25%          08/15/23        928,005
           285,124(1)       6.50% Z-Bond   12/15/23        261,907
           750,000         13.59% IFRN     05/15/24        858,060
           209,406(2)      15.30% IFRN     05/25/24        251,287
           180,000         12.00% TTIB     03/15/27        180,079

     FNMA-Federal National Mortgage Assoc.

           356,450(4)(1)   15.50% TTIB     03/25/23        381,224
         3,671,204(4)(1)   15.30% TTIB     03/25/23      4,185,686
           490,760(4)      14.49% TTIB     05/25/23        544,900
                                                        ----------
                                                         7,591,148
                                                        ----------
     FICO-Financing Corporation (U.S. Government Agency)

           100,000          0.00% ZCS      11/02/12         39,284
           100,000          0.00% ZCS      08/03/18         27,066
                                                        ----------
                        (Cost $6,620,669)                   66,350
                                                        ----------
      Total investments (Cost $13,023,839)(3)          $15,023,792
                                                        ----------

(1) Segregated for securities sold subject to repurchase (Note 6)
(2) Segregated, in whole or part, as initial margin for futures contracts
    (Note 5)
(3) Cost is the same for Federal income tax purposes
(4) The Fund owns 100% of the security or tranche. See Note 5 to the financial statements.
(5) Securities sold subject to repurchase (Note 6).

o Legend-IFRN: Inverse Floating Rate  Notes are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

         TTIB: Two-Tiered Index Floating Rate Bonds are instruments with two coupon levels. The "first tier" coupon is at a fixed rate, effective as long as the underlying index is at or below the strike level. At the strike level, the "second tier" coupon resets the bond to an inverse floating rate note. See discussion above. Coupons shown are at December 31, 1997.

          ZCS: Zero  Coupon  Securities  are  instruments  whose  interest   and
               principal are paid at maturity.

       Z Bond: A Z Bond is an instrument whose monthly interest coupon is paid at a fixed rate in additional principal. Principal is paid at maturity.

           PS: Principal Stripped Bonds are instruments whose principle and coupon have been separated and sold separately.



                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). The objective of the Series is to provide high current income with minimum risk of principal and relative stability of net asset value. The Series seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereunder collectively referred to as "Government Securities"). The Series also uses leverage in seeking to achieve its investment objective. Each series is considered a separate entity for financial reporting and tax purposes.

        Valuation of Securities-The Series portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe reflect fair value.

        Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

    Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Series' repurchase agreements will at all times be fully collateralized in an amount equal to the purchase price including accrued interest earned on the underlying security.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

        Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

        Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and discounts are accreted to interest income.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    The Series has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement the Manager serves as investment adviser to the Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. The Manager waived fees and reimbursed expenses of $133,077 for the year ended December 31, 1997. See
Note 8.

    SEC Administrative Proceeding Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

alleged failure of the Fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee which is accrued daily and paid monthly at an annual rate of 0.25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1997 is set forth in the Statement of Operations. FSC has waived fees in the amount of $29,560.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials relating to the Fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Series compensated Fundamental Shareholders Services, Inc. (FSSI), an affiliate of the Manager, for services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. The amount paid by the Series to FSSI for the year ended December 31, 1997 amounted to $57,038.

    Commissions Paid to Affiliate
    The Series effects a significant portion of its futures and options transactions through LAS Investments, Inc. (LAS), an affiliated broker-dealer. Commissions paid to LAS amounted to approximately $14,591 for the year ended December 31, 1997.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $25,959,047. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ...................................     521,491      $  732,057     1,209,491      $1,721,466
Shares issued on reinvestment of dividends ....     457,380         642,058       605,897         860,888
Shares redeemed ...............................  (3,119,211)     (4,365,671)   (2,749,791)     (3,915,172)
                                                 ----------     -----------     ---------     -----------
Net decrease ..................................  (2,140,340)    ($2,991,556)     (934,403)    ($1,332,818)
                                                 ==========     ===========     =========     ===========


5. Complex Services, Off Balance Sheet Risks and Investment Transactions

    Two-Tiered Index Floating Rate Bonds (TTIB):
    The Fund invests in Two-Tiered Index Floating Rate Bonds. The term two-tiered refers to the two coupon levels that the TTIB's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note. See discussion of inverse floating rate notes below. Changes in interest rate on the underlying security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

    Additionally the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active market in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $5,111,810 (or 50.96% of net assets) as of December 31, 1997.

    Inverse Floating Rate Notes (IFRN):
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Futures Contracts and Options on Futures Contracts:
    The Fund invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

    The Fund's principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its municipal bond portfolio, and to enhance its total return. The Fund's principal objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. For the year ended December 31, 1997, the Fund had daily average notional amounts outstanding of approximately $15,136,000 and $5,737,561 of short positions on US Treasury Bond Futures and Options Written on US Treasury Bond Futures respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The Fund had the following open futures contracts at December 31, 1997.

                                  Principal               Expiration  Unrealized
          Type                      Amount        Position   Month       Loss
          ----                      ------        --------   -----       ----
U.S. Treasury Bond .............  $7,000,000       Short     3/98     ($103,270)

    Portfolio securities with an aggregate value of approximately $1,389,306 have been segregated as initial margin as of December 31, 1997.

    In addition, the following table summarizes option contracts written by the Series for the year ended December 31, 1997:

                                   Number of  Premiums                Realized
                                   Contracts  Received      Cost        Loss
                                   ---------  --------      ----        ----
Contracts outstanding
  December 31, 1996 ..............    40       $53,488

Options written ..................   780       633,904

Contracts closed or expired ......  (780)     (668,591)    $977,704   ($309,113)
                                     ---       -------
Contracts outstanding
  December 31, 1997 ..............    40      $ 18,801
                                     ===      ========

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Other Investment Transactions
    For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,228,044 and $7,702,650, respectively.

    As of December 31, 1997, the Fund had no unrealized appreciation or depreciation for tax purposes since it has elected to recognize market value changes each day for tax purposes.

    The Fund has capital loss carryforwards to offset future capital gains as follows:
                           Amount         Expiration
                           ------         ----------
                        $15,000,500       12/31/2002
                            588,100       12/31/2004
                            202,500       12/31/2005
                        -----------
                        $15,791,100
                        ===========


6. Borrowing

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

    The Series enters into reverse repurchase agreements collateralized by portfolio securities equal in value to the repurchase price. The reverse repurchase agreement outstanding at December 31, 1997 bears an interest rate of 5.9%. Portfolio securities with an aggregate value of approximately $5,757,000 have been segregated for securities sold subject to repurchase as of December 31, 1997.

    The maximum month-end and the average amount of borrowing outstanding under these arrangements during the year ended December 31, 1997 were approximately $6,329,000 and $5,967,000.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $232,500. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    The Manager and FSC waived fees in the amount of $96,077 and $29,560, respectively for the year ended December 31, 1997. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $102,863 as of April 30, 1998. The independent trustees have instructed the Manager to escrow the full amount incurred by the Fund of approximately $232,500.

9. Selected Financial Information

                                                      Year       Year          Year           Year          Year
                                                      Ended      Ended         Ended          Ended         Ended
                                                  December 31, December 31, December 31,   December 31,  December 31,
                                                      1997       1996          1995           1994          1993
                                                      ----       ----          ----           ----          ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $ 1.43     $ 1.49        $ 1.37        $ 2.01        $ 2.02
                                                      ------     ------        ------        ------        ------
Income from investment operations
Net investment income .............................     0.10       0.13          0.08          0.14          0.16
Net realized and unrealized gain/(loss) on
  investments .....................................    (0.02)     (0.06)         0.12         (0.64)          -
                                                      ------     ------        ------        ------        ------
      Total from investment operations ............     0.08       0.07          0.20         (0.50)         0.16
                                                      ------     ------        ------        ------        ------
Less distributions
Dividends from net investment income ..............    (0.10)     (0.13)        (0.08)        (0.14)        (0.16)
Dividends from net realized gains .................      -          -             -             -           (0.01)
                                                      ------     ------        ------        ------        ------
Net asset value, end of period ....................   $ 1.41     $ 1.43        $ 1.49        $ 1.37        $ 2.01
                                                      ======     ======        ======        ======        ======
Total return ......................................     5.51%      5.02%        15.43%       (25.57%)        8.14%

Ratios/supplemental data:
Net assets, end of period (000 omitted) ...........  $10,030     13,224        15,194        19,020        63,182
  Ratios to average net assets
  Interest expense (a) ............................    2.75%       2.61%         3.00%         2.01%         1.54%
  Operating expenses ..............................    5.75%       3.41%         3.05%         2.16%         1.39%
                                                      ------     ------        ------        ------        ------
      Total expenses+ (a) .........................    8.50%       6.02%         6.05%         4.17%         2.93%
                                                      ======     ======        ======        ======        ======
  Net investment income+ ..........................    6.83%       9.01%         5.91%         8.94%         7.85%
Portfolio turnover rate ...........................   12.55%      12.65%       114.36%        60.66%        90.59%

Borrowings
Amount outstanding at end of period
  (000 omitted) ...................................  $4,969      $6,610       $ 7,481       $ 9,674       $31,072
Average amount of debt outstanding during the
  period (000 omitted) ............................  $5,967      $6,577       $ 7,790       $16,592       $28,756
Average number of shares outstanding during the
  period (000 omitted) ............................   8,433       9,764        11,571        21,436        28,922
Average amount of debt per share during the
  period ..........................................   $ .71       $ .67         $ .67         $ .77         $ .99

  +These ratios are after expense reimbursement of 1.37%, 2.02%, 1.0% and .13% for the years  ended  December 31,
   1997, 1996, 1995 and 1993, respectively.
(a)The ratios for each of the years in the four year period ending December 31, 1996  have  been reclassified  to conform with the 1997 presentations.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
Fundamental U.S. Government Strategic Income Fund Series

    We have audited the accompanying statement of assets and liabilities including the statement of investments and statement of options written, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years then ended and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E



New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

                                 (LEFT COLUMN)

                                   FUNDAMENTAL
                                 FAMILY OF FUNDS
                              90 Washington Street
                                New York NY 10006
                                 1-800-322-6864

                              Independent Auditors
                             McGladrey & Pullen, LLP
                                555 Fifth Avenue
                            New York, New York 10017

                                  Legal Counsel
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022


               These reports and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. These reports are not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.


                                 (RIGHT COLUMN)


                           ---------------------------
                                  Annual Report
                                December 31, 1997

                               NEW YORK MUNI FUND

                            THE CALIFORNIA MUNI FUND

                                   FUNDAMENTAL
                                FIXED-INCOME FUND

                                    TAX-FREE
                               MONEY MARKET SERIES

                                   HIGH-YIELD
                             MUNICIPAL MARKET SERIES

                                   FUNDAMENTAL
                                 U.S. GOVERNMENT
                              STRATEGIC INCOME FUND

                              F U N D A M E N T A L
                           Fundamental Family of Funds

                           ---------------------------

                                    APPENDIX

                         DESCRIPTION OF MUNICIPAL BONDS

                  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit, port facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies as exempt from federal income tax. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the volume of such issues.

                  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The payment of such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds which are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.

                  The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand and general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various Municipal Bonds. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield.


                                       A-1